Dear Shareholder:

In response to the September 11 terrorist attacks in New York and Washington, D.C., the people of our nation have proven that our spirit cannot be broken. To all those affected by the terrorist attacks, we offer our deepest sympathies and condolences. Through our grief, we've pulled together, united as a nation. That unity is the guiding force behind the strength of our economy.

The Principal Financial Group(R) is committed to providing assistance for the individuals and companies affected by the disaster. For the victims of the attacks and their families, we quickly established a customer hotline to help with their needs. And, after contacting the companies we serve who were located in the World Trade Center, we were there to provide resources to help with their loss.

The Financial Implications on Investments
It is natural for investors to remain concerned about the attacks and the financial implications on investments. When thinking about the market, it is important to look back at historical events that have threatened our nation's economy. Our nation has survived events such as World War II, the Great Depression, and a presidential assassination. Each time, our economy and markets have recovered and continued to grow even stronger.

What To Do Now?
We have emphasized over the years that keeping your long-term investment goals in mind is important to successful investing. We urge you to remain calm and consider your investment goals. If your goals and time horizon have not changed, consider keeping your current routine. Of course, successful investing requires a periodic review of your investments to make sure your asset allocations are in tune with your investment objectives. When your allocations stray from your investment goals, rebalancing is appropriate based on those long-term objectives.

Income Funds and Portfolio Balance
 I'd like to take this opportunity to highlight our Principal Income-Oriented Mutual Funds. Income funds are professionally-managed funds that invest in fixed-income securities. If you seek income from your investments, or wish to reduce some of the risk in your portfolio, income funds are an excellent alternative. The more conservative nature of these funds helps balance a long-term portfolio. When dividends are reinvested and compounded, these funds provide opportunity for total returns which may help investors hedge inflation.

Principal currently offers six Income Funds: Principal Bond Fund; Principal Government Securities Income Fund; Principal High Yield Fund; Principal Limited Term Bond Fund; Principal Tax-Exempt Bond Fund and Principal Cash Management Fund. Call your registered representative for more details.

Sincerely,

/s/Ralph C. Eucher

Ralph C. Eucher
President
Principal Mutual Funds


* Past performance is not a guarantee of future results. No investment strategy can guarantee a profit or protect against loss in periods of declining markets. An investment in the Principal Cash Management Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurances that the fund will maintain a $1.00 per share value. The underlying securities of the Principal Government Securities Income Fund are guaranteed as to the timely payment of interest and principal. However, fund shares are not. An investment is subject to greater credit risks associated with the Principal High-Yield Fund. Investing in the Principal Tax-Exempt Bond Fund dividends are exempt from federal taxation, but may not be exempt from state and local taxes. The alternative minimum tax may apply to some investors.



                                TABLE OF CONTENTS



                                                                            Page
Managers' Comments.......................................................      4

Domestic Growth Funds Financial Statements and Highlights
   Statements of Assets and Liabilities..................................     36
   Statements of Operations..............................................     44
   Statements of Changes in Net Assets...................................     52
   Notes to Financial Statements.........................................     60
   Schedules of Investments
     Balanced Fund.......................................................     71
     Blue Chip Fund......................................................     78
     Capital Value Fund..................................................     81
     Growth Fund.........................................................     83
     LargeCap Stock Index Fund...........................................     85
     MidCap Fund.........................................................     93
     Partners Equity Growth Fund.........................................     96
     Partners LargeCap Blend Fund........................................     98
     Partners LargeCap Growth Fund.......................................    101
     Partners LargeCap Value Fund........................................    102
     Partners MidCap Growth Fund.........................................    105
     Partners SmallCap Growth Fund.......................................    108
     Real Estate Fund....................................................    110
     SmallCap Fund.......................................................    111
     Utilities Fund......................................................    117
   Financial Highlights..................................................    119

International Growth Funds Financial Statements and Highlights
   Statements of Assets and Liabilities..................................    149
   Statements of Operations..............................................    152
   Statements of Changes in Net Assets...................................    155
   Notes to Financial Statements.........................................    158
   Schedules of Investments
     European Equity Fund................................................    166
     International Emerging Markets Fund.................................    168
     International Fund..................................................    171
     International SmallCap Fund.........................................    174
     Pacific Basin Fund..................................................    177
   Financial Highlights..................................................    179

Income Funds Financial Statements and Highlights
   Statements of Assets and Liabilities..................................    189
   Statements of Operations..............................................    192
   Statements of Changes in Net Assets...................................    195
   Notes to Financial Statements.........................................    198
   Schedules of Investments
     Bond Fund...........................................................    204
     Government Securities Income Fund...................................    207
     High Yield Fund.....................................................    208
     Limited Term Bond Fund..............................................    211
     Tax-Exempt Bond Fund................................................    213
   Financial Highlights..................................................    216

Money Market Fund Financial Statements and Highlights
   Statement of Assets and Liabilities...................................    226
   Statement of Operations...............................................    227
   Statements of Changes in Net Assets...................................    228
   Notes to Financial Statements.........................................    229
   Schedule of Investments
     Cash Management Fund................................................    232
   Financial Highlights..................................................    236

Report of Independent Auditors...........................................    238

Federal Income Tax Information...........................................    239



MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Fund for 2001. The accompanying graphs display results for the past 10 years or the life of the Fund, whichever is shorter. Average annual total return figures provided for each Fund in the graphs reflect all expenses of the Fund and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


GROWTH-ORIENTED FUNDS

DOMESTIC GROWTH FUNDS

PRINCIPAL BALANCED FUND, INC.
LOGO
LOGO
                               William Armstrong
LOGO
                                Dirk Laschanzky
                                 Douglas Ramsey
LOGO
LOGO

LOGO


                                                 Lehman Gov't               Lehamn              S&P 500
                                  Total Return     Corporate               Aggregate             Stock

Year Ended October 31,    BAL         @ NAV          Bond         Total      Bond      Total     Index      Total
----------------------    ---         -----          ----        Return      ----     Return     -----     Return
                           9,525                        10,000               10,000               10,000
                  1992    10,655         11.86%         11,052     10.52%    10,740      7.40%    10,997      9.97%
                  1993    11,959         12.24%         12,558     13.63%    11,787      9.75%    12,637     14.91%
                  1994    12,071          0.94%         11,975     -4.64%    11,443     -2.92%    13,125      3.86%
                  1995    13,784         14.19%         13,910     16.16%    13,557     18.47%    16,591     26.41%
                  1996    15,865         15.10%         14,660      5.39%    14,049      3.63%    20,586     24.08%
                  1997    18,384         15.88%         15,952      8.81%    15,405      9.65%    27,194     32.10%
                  1998    20,406         11.00%         17,592     10.28%    16,744      8.69%    33,174     21.99%
                  1999    21,396          4.85%         17,476     -0.66%    16,607     -0.82%    41,686     25.66%
                  2000    21,910          2.40%         18,722      7.13%    18,538     11.63%    44,225      6.09%
                  2001    19,081        -12.91%         21,590     15.32%    21,237     14.56%    33,213    -24.90%





                         LIPPER                   MORNINGSTAR
                        BALANCED                   DOMESTIC
                                                    HYBRID
YEAR ENDED OCTOBER 31,    FUND    TOTAL RETURN     FUND AVG.      TOTAL
----------------------    ----                     ---------     RETURN
                          AVG.
                          ----
                          10,000                        10,000
                  1992    10,873          8.73%         10,965      9.65%
                  1993    12,484         14.82%         12,683     15.67%
                  1994    12,395         -0.71%         12,603     -0.63%
                  1995    14,548         17.37%         14,836     17.72%
                  1996    16,707         14.84%         16,935     14.15%
                  1997    19,967         19.51%         20,141     18.93%
                  1998    21,790          9.13%         21,859      8.53%
                  1999    24,257         11.32%         24,115     10.32%
                  2000    26,166          7.87%         26,047      8.01%
                  2001    23,628         -9.70%         23,880     -8.32%
                        60% S&P 500
                         40% Lehman
                          Aggregate
                            Bond
Year Ended October 31,      Index        Total
----------------------      -----        Return
                               10,000
                  1992         11,007      10.07%
                  1993         12,522      13.76%
                  1994         12,627       0.84%
                  1995         15,415      22.08%
                  1996         17,968      16.56%
                  1997         22,029      22.60%
                  1998         25,873      17.45%
                  1999         29,798      15.17%
                  2000         31,875       6.97%
                  2001         28,512     -10.55%





The slowing economy and concerns about future corporate profitability and threats of terrorism led to deep declines in the domestic and international equity markets for the 12 months ended October 31, 2001. The fixed- income markets advanced as interest rates declined sharply driven by the Federal Reserve's move to lower short-term rates in an attempt to stimulate economic activity. Personal spending kept the economy going during the first half of the year despite the slowing economic activity and reduced corporate investments. The September 11 terrorist attacks have put further pressures on the economy adding to concerns over the economic recovery. A recession with two negative quarters of gross domestic product (GDP) growth now seems more likely than not. The outstanding question is when the economic recovery will begin. Economists believe the domestic economy should show signs of strength in the latter part of 2002.


All of the broad domestic equity markets experienced sharp declines for the year ended in October 2001. Value companies generally outperformed growth companies as investors sought safety in more stable firms, but both had double-digit declines in returns for the year. The international equity markets also declined sharply during the year with foreign companies dropping as their profits have dropped with the global slowdown. Fixed-income markets moved up sharply as investors sought safety and interest rates declined across all maturities.


The Principal Balanced Fund underperformed the hybrid composite index, which is made up of the S&P 500 Index (60%) and the Lehman Aggregate Index (40%) for the year despite a neutral position in stocks versus bonds of 60% equities and 40% fixed income.

For the one-year period ended October 31, 2001, the Fund returned -17.03% compared to -10.55% for the Index. The exposure to international markets proved to be a drag on the performance of the Fund with returns in most foreign markets solidly in negative territory. The Fund was correctly overweighted in value companies versus growth companies, but still underperformed due to security selection specific issues. Technology, capital goods and transportation companies were all significant underperformers for the year. The Fund's fixed-income performance was competitive with the fixed income benchmark for the year.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed-income securities. The Fund will remain neutral in the stock/bond mix until a clear economic and market environment favors one asset class over the other. An improving economic environment during 2002 would allow an opportunity for both domestic and foreign equities to advance.


PRINCIPAL BLUE CHIP FUND, INC.

LOGO
                                  Scott Opsal

For the 12 months ended October 31, 2001, the Principal Blue Chip Fund returned -32.02%, compared with the -24.90% return posted by the S&P 500 Index. Within the Fund, solid performance in the financial and communication services sectors was more than offset by underperformance within technology.

                                             S&P 500                Lipper                    Lipper                Morningstar

                               Total Return   Stock                Large-Cap                 Large-Cap                 Large
                                                                     Value                     Core                    Blend
Year Ended October     BCF        @ NAV       Index     Total      Fund Avg.      Total      Fund Avg.      Total    Fund Avg.
------------------     ---        -----       -----     Return     ---------     Return      ---------     Return    ---------
31,
---
                        9,525                  10,000                   10,000                    10,000                10,000
               1992    10,469         9.91%    10,997     9.97%         10,906      9.06%         10,880      8.80%     10,895
               1993    11,060         5.65%    12,637    14.91%         12,732     16.74%         12,720     16.91%     12,679
               1994    11,788         6.58%    13,125     3.86%         13,054      2.53%         13,079      2.82%     12,950
               1995    14,458        22.65%    16,591    26.41%         15,660     19.96%         16,049     22.71%     15,769
               1996    17,089        18.20%    20,586    24.08%         18,981     21.21%         19,456     21.23%     19,114
               1997    20,946        22.57%    27,194    32.10%         24,318     28.12%         24,911     28.04%     24,430
               1998    25,026        19.48%    33,174    21.99%         26,723      9.89%         28,618     14.88%     27,838
               1999    29,280        17.00%    41,686    25.66%         31,429     17.61%         35,292     23.32%     34,143
               2000    28,519        -2.60%    44,225     6.09%         33,607      6.93%         38,228      8.32%     37,141
               2001    20,354       -28.63%    33,213   -24.90%         29,026    -13.63%         28,484    -25.49%     27,718


Year Ended October     Total
------------------     Return
31,
---

               1992       8.95%
               1993      16.37%
               1994       2.14%
               1995      21.77%
               1996      21.21%
               1997      27.81%
               1998      13.95%
               1999      22.65%
               2000       8.78%
               2001     -25.37%


LOGO


Early in the calendar year, the prospect that the economy would avoid recession seemed reasonable as the Federal Open Market Committee, which sets the rate that banks charge for overnight reserve loans, continued to employ its stimulative monetary policy. As the year progressed, it was apparent that the economic impact of these initial rate cuts was insignificant, and the earnings rebound expected by many in the second half of the year would not materialize. Accordingly, expectations regarding capital spending in technology also faded, sending equities in this sector sharply lower. Among the hardest hit were companies in the networking and internet build out area, where expectations of a quick recovery were particularly high. The Fund's overweighting in this area caused much of the relative performance shortfall during the year. We continue to maintain an exposure to networking and internet companies because we believe that many of the industry leaders we hold are oversold and should provide superior returns over the next 12 months.


While the economy was clearly in decline prior to the September 11 terrorist attacks, the impact of the attacks may move the economy into recession. As such, the Fund's current strategic positioning is defensive, with underweighted positions relative to the Index in economically sensitive sectors such as technology and consumer cyclicals. We have positioned the Fund in keeping with our belief that earnings expectations are not likely to rise significantly in the near term. However, we recognize the potential impact of several positive factors, such as 4.5% in short-term rate cuts in the last 11 months, lower energy prices and potential economic stimulus legislation. If these factors begin to contribute to improved earnings visibility, we will alter the Fund's strategic direction.

PRINCIPAL CAPITAL VALUE FUND, INC.

LOGO
                                 John Pihlblad

The Principal Capital Value Fund's results this year have been driven by an uncertain economy and its impact on valuations. The Fund has trailed the Russell 1000 Value Index, returning -17.43% for the year ended October 31, 2001, compared to -11.86% for the Index. The Fund's underperformance was attributable to stock selection in our value-focused strategy, which has failed to harness above-average returns consistently throughout the year due to the transitional markets and a declining economic environment. This fiscal year's underperformance was further impacted by the September 11 terrorist attacks, which were the catalyst that caused market valuations to unwind as economic concerns increased. Following these events, stocks turned in their worst performance since the fourth quarter of 1987.

                                                S&P 500               S&P 500                      Lipper
                                  Total Return   Stock              Barra Value                  Large-Cap
                                                                                                   Value
Year Ended October 31,    CAP       w/Sales      Index     Total       Index     Total Return    Fund Avg.       Total
----------------------    ---       -------      -----     Return      -----                     ---------      Return
                                     Charge
                                     ------
                           9,525                  10,000                 10,000                        10,000
                  1992    10,637        11.67%    10,997     9.97%       11,052        10.52%          10,906      9.06%
                  1993    11,745        10.42%    12,637    14.91%       13,109        18.61%          12,732     16.74%
                  1994    12,528         6.67%    13,125     3.86%       13,025        -0.64%          13,053      2.52%
                  1995    14,776        17.94%    16,591    26.41%       17,843        36.99%          15,658     19.96%
                  1996    18,678        26.41%    20,586    24.08%       21,768        22.00%          18,979     21.21%
                  1997    23,415        25.36%    27,194    32.10%       28,294        29.98%          24,316     28.12%
                  1998    27,065        15.59%    33,174    21.99%       32,445        14.67%          26,721      9.89%
                  1999    27,877         3.00%    41,686    25.66%       36,572        12.72%          31,427     17.61%
                  2000    26,149        -6.20%    44,225     6.09%       38,796         6.08%          33,605      6.93%
                  2001    22,669       -13.31%    33,213   -24.90%       31,654       -18.41%          29,025    -13.63%
                       Morningstar
                          Large
                          Value
Year Ended October 31,  Category   Total Return
----------------------  --------
                           10,000
                  1992     10,939         9.39%
                  1993     12,900        17.93%
                  1994     13,256         2.76%
                  1995     15,991        20.63%
                  1996     19,523        22.09%
                  1997     24,991        28.01%
                  1998     27,360         9.48%
                  1999     30,747        12.38%
                  2000     33,084         7.60%
                  2001     29,101       -12.04%


LOGO


The Fund is managed using a research process that identifies stocks with superior fundamentals. This involves assessing the company's underlying financial statements in order to determine how much the proportional share of the business is worth.


Year-to-date the strategy has not generated superior returns as measured against the Index. Historically, this strategy temporarily underperforms when the economy suddenly begins to decline, at the onset of a bear market, and when other "shocks" throw the strategy out of favor. All of these conditions have emerged in recent months, setting the stage for underperformance using our valuation methods. Once market conditions and the economy stabilize, the expectation is that the strategy will return to favor and begin to provide superior returns. Over the last 20 years, the underperformance phases tended to last only one to three quarters. Based on this precedent, the portfolio's strategy is poised to outperform in the months ahead.


The Federal Reserve has lowered interest rates significantly to ensure that the economy will recover. While there is much uncertainty, the risk of further declines to the equity markets is being reduced. Once investors sense that the economy is stabilizing, they will likely become less defensive and the prospects for a rising market will increase. Our current strategy remains focused on identifying stocks that will exceed investor expectations through superior information management and fundamental research. We will continue to identify companies that consistently beat Wall Street consensus earnings expectations, as well as demonstrate strong long-term growth potential, sustainable fundamentals, and an overall favorable sentiment in the market. We minimize risk differences relative to the benchmark by keeping the portfolio broadly diversified and sector allocation closely aligned to the Index. This approach ensures consistency of style while isolating stock selection as the primary source of relative performance over time.

PRINCIPAL GROWTH FUND, INC.

LOGO
                                Mary Sunderland

For the one-year period ended October 31, 2001, the Principal Growth Fund declined 44.63%, lagging the Russell 1000 Growth index, which dropped 39.95%. The Fund's performance benefited from its holdings in financials and health care, which held up during a difficult economic environment. Consumers remained relatively resilient during the year and the portfolio benefited from an overweighted position in these sectors. These positives were offset by the Fund's technology holdings - key components of information technology spending in the U.S. economy. As companies experienced flagging demand, capital spending was put on hold. We continue to believe that we hold market share leaders in the critical parts of technology spending. Moreover, these companies have solid balance sheets and are well managed, suggesting they will weather the storm. Since technology company stock prices can anticipate a resurgence in capital spending by 9 to 12 months, the Fund is maintaining its positions in anticipation of an economic recovery in 2002.

                                             S&P 500                  Lipper                 Morningstar

                               Total Return   Stock                  Large-Cap                  Large
                                                                      Growth                   Growth
Year Ended October     GRO       w/Sales      Index      Total       Fund Avg.       Total    Category      Total
------------------     ---       -------      -----     Return       ---------      Return    --------     Return
31,                               Charge
---                               ------
                        9,525                  10,000                      10,000                10,000
               1992    10,931        14.76%    10,997      9.97%           10,786      7.86%     10,764        7.64%
               1993    12,006         9.83%    12,637     14.91%           12,627     17.07%     12,624       17.28%
               1994    13,185         9.82%    13,125      3.86%           12,821      1.54%     12,919        2.34%
               1995    16,256        23.29%    16,591     26.41%           15,895     23.98%     16,110       24.70%
               1996    17,979        10.60%    20,586     24.08%           18,831     18.47%     19,065       18.34%
               1997    23,292        29.55%    27,194     32.10%           23,968     27.28%     24,092       26.37%
               1998    26,825        15.17%    33,174     21.99%           26,274      9.62%     27,793       15.36%
               1999    31,509        17.46%    41,686     25.66%           32,349     23.12%     38,249       37.62%
               2000    35,492        12.64%    44,225      6.09%           37,318     15.36%     44,663       16.77%
               2001    20,631       -41.87%    33,213    -24.90%           22,865    -38.73%     27,280      -38.92%



LOGO


Due to continuing concerns about the U.S. economy, growth stocks underperformed value stocks over the past year. However, growth stocks have outperformed value since market lows were established after the September 11 terrorist attacks. Since the beginning of the year, the Federal Reserve has aggressively lowered the federal funds rate from 6.5% to 2.5% as of October 31, 2001. Moreover, inflation will likely remain tame due to slowing economic activity. Although we expect the economy to pause in the wake of the political events, we think the aggressive monetary and fiscal policy will eventually take hold. Accordingly, we think the recent gains in the stock market reflect expectations of an economic recovery later next year. If so, the rising stock market and low inflation will be a positive for growth stocks over the next year.


We believe continuing declines in inflation will make growth stock investing very rewarding over the long term. In an economy where corporations are unable to raise prices, growth will be highly valued. Despite the difficult downturn in capital spending over the past year, U.S. corporations will continue their investments in innovation and productivity enhancing products once the economy improves. Technology, health care, financials, consumer cyclicals and communications will likely offer above average growth over the next three to five years.

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.

LOGO
                                  Robert Baur
LOGO
                               Rhonda VanderBeek

                                                  S&P                Lipper             Morningstar

                                  Total Return    500                S&P 500               Large
                                                                                           Blend
Year Ended October 31,    LCI       w/Sales      Index      Total     Fund      Total    Fund Avg.     Total
----------------------    ---       -------      -----     Return     ----     Return    ---------    Return
                                     Charge                           Avg.
                                     ------                           ----
                           9,850                  10,000              10,000                10,000
                  2000    10,339         4.96%     9,599     -4.01%   10,595      5.95%      9,646       -3.54%
                  2001     7,707       -25.46%     7,209    -24.90%    7,911    -25.33%      7,199      -25.37%


LOGO

The principal largecap stock index fund seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the fund allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index. The fund's performance for the fiscal year ended october 31, 2001, was -26.57%, Compared to -24.90% For the S&P 500.


The economic backdrop and returns for investors have been disappointing for the year through October 31, 2001. Real economic growth was little better than flat with the latest quarter the weakest at -0.4%. For the year, overall investment spending dropped 4% and business inventories were cut back substantially. The biggest area of decline was investment in equipment and software where spending collapsed at a 13% annual rate in the second and third quarters.


It was a year of falling short-term interest rates as the Federal Open Market Committee, which sets the rate that banks charge for overnight reserve loans, lowered the federal funds rate nine times to 2.5%. Consumers responded well to the rate cuts, and housing and auto sales have stayed near record levels. The Fed aggressively eased monetary policy over the year, especially in response to the September 11 terrorist attacks. The Fed was able to be very aggressive because inflation continues to fall and prices of consumer goods and overall wholesale prices have actually been declining.


Falling stock prices have worried investors. The biggest losses were in the technology-heavy Nasdaq Composite Index, which fell approximately 50%. Broader indexes were also down, for exaomple the Dow Jones Industrial Average was down about 17%. On the whole, indexes composed of small- and mid-cap stocks had smaller losses. While falling interest rates were positive for equities, it was the broad plunge in earnings that halted the market. Reported earnings for the S&P 500 Index set a record, dropping over 60% compared to second and third quarters in 2000. Company after company announced much weaker than expected sales and earnings throughout the summer. Total corporate earnings in the United States will fall about 12% to 15% for 2001. The profit problems stem from sluggish economic growth and low pricing power, i.e., an inability by businesses to pass cost increases on to customers.

PRINCIPAL MIDCAP FUND, INC.

LOGO
                                K. William Nolin

We employ financial statement analysis in managing the Principal MidCap Fund. We believe that the future cash flow a business will generate ultimately will determine the value of that business today. Within this framework, we search out companies that have competitive advantages that can be sustained and improved upon. We then buy those companies at discounts to their perceived future value.

                                       S&P                    Lipper                 Morningstar
Year Ended            Total Return   Mid-Cap                  Mid-Cap                  Mid-Cap
                                       400                     Core                     Blend
October 31,    MCF       @ NAV        Index       Total      Fund Avg.     Total       Category       Total
-----------    ---       -----        -----       Return     ---------     Return      --------      Return
               9,525                    10,000                   10,000                    10,000
       1992   10,633        11.63%      11,080      10.80%       10,705       7.05%        11,111       11.11%
       1993   12,723        19.66%      13,462      21.50%       13,300      24.24%        13,532       21.79%
       1994   13,596         6.86%      13,781       2.37%       13,582       2.12%        13,920        2.87%
       1995   17,187        26.41%      16,701      21.19%       16,911      24.51%        16,595       19.22%
       1996   20,090        16.89%      19,595      17.33%       20,001      18.27%        19,781       19.20%
       1997   26,370        31.26%      25,995      32.66%       24,561      22.80%        25,824       30.55%
       1998   23,791        -9.78%      27,739       6.71%       23,851      -2.89%        25,491       -1.29%
       1999   25,114         5.56%      33,581      21.06%       31,374      31.54%        30,003       17.70%
       2000   32,450        29.21%      44,203      31.63%       42,094      34.17%        35,668       18.88%
       2001   29,484        -9.14%      38,700     -12.45%       35,317     -16.10%        29,925      -16.10%


LOGO


The Fund outperformed the Russell MidCap Index for the one-year period ended October 31, 2001, posting a -13.45% return, compared to -18.03% for the Index. During the last year, investors as a whole have started to pay more attention to valuations.


Health care stocks contributed to the Fund's outperformance, with a gain of over 15%, led by biotech companies up 38%. The gain of our biotech holdings contrasted with the average biotech stock in the Index, which was down -25%. The Fund's focus on financial statements and valuation led us to own biotech companies that have products on the market. Some of the biotech companies in the Index do not have products on the market and operate at a loss.


The Fund's large position in financial stocks helped our performance as well. The financial stocks in the Fund generated positive returns in a year in which the Index was down.


We continue to focus on buying good businesses with competitive advantages that can be purchased at a reasonable price. We believe this strategy will result in superior returns over time. We also believe this strategy will work well in periods of economic slowdown, such as the one we're experiencing now. We expect these high-quality companies to use their competitive advantages and financial strength to gain market share during economic downturns. Companies without strong competitive advantages and financial strength often go out of business or have their business materially impaired during such periods.

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.

LOGO
                               William Auslander
LOGO
                                Phillip Friedman

The year ended October 31, 2001 has been challenging for all U.S. equity investors, but particularly so for growth investors. January, April and October were the only positive months for growth, led by sharp advances in technology. Over the last year the U.S. economy has been gradually slowing, with the consumer doing most of the heavy lifting. Until August, consumer confidence and purchases of big ticket items such as cars and homes were relatively robust. Corporations on the other hand dramatically reduced capital spending and began layoffs which ultimately pushed the unemployment rate up and consumer confidence down. The Federal Reserve has made ten fed fund rate cuts in total in 2001, including the .50% reduction when trading resumed after a four day hiatus on September 17. Since inception, the Fund has returned -36.13%, the S&P 500 has returned -24.90%. The Russell 1000 Growth Index returned -39.94% and the Lipper Large-Cap Growth fund group declined -38.73%.

                                              S&P                   Lipper                 Morningstar

                                   Total      500                  Large-Cap                  Large
                                   Return                           Growth                   Growth
Year Ended October 31,    EQT      @ NAV     Index     Total       Fund Avg.       Total    Category    Total Return
----------------------    ---      -----     -----     Return      ---------      Return    --------
                           9,525              10,000                     10,000                10,000
                  2000    10,820    13.60%    10,609     6.09%           11,536     15.36%     11,677          16.77%
                  2001     7,258   -32.92%     7,967   -24.90%            7,068    -38.73%      7,132         -38.92%



LOGO


The Fund has been invested in a mix of stable and cyclical growth names. The mix was fairly evenly split between stable growers, such as healthcare and multi-line conglomerates and cyclical sectors such as technology and consumer discretionary until August, when we shifted more towards stable growth by increasing the healthcare exposure and reducing technology. We made this move as valuations for the large cap pharmaceuticals were attractive in light of actual and expected earnings growth, while estimates for the S&P 500 have been consistently moving down. This helped performance in September, when more defensive names held up better than more cyclical names. In October we again shifted towards technology and away from health care and participated in the strong rebound. While we are disappointed that the Fund has lagged the S&P 500 in this time frame, we are pleased with our results compared to the growth index and other growth managers.


During the period the primary contributor to underperformance was an overweight in technology, which was the largest sector in the portfolio, on average, for the time period, and stock selection, which lagged the index sector return. Within the technology sector we increasingly favored high quality companies that dominate their individual markets. This includes companies like Microsoft, which owns over 80% of the software market; Intel, the leading microchip manufacturer; and Cisco, the dominant public/private networking firm. Given the uncertain environment, we believed that companies with name brands and businesses that were well established represented the most solid long-term technology opportunities. Over the last several months we have reduced or eliminated exposure to smaller, higher beta names.


The Fund's overall results were especially dragged down by the performance of four stocks in the technology and telecommunications sectors--by far the two worst performing parts of the market during the period. Earlier, we mentioned Cisco and Intel; both were big disappointments for the Fund during the period. Another technology company that's dominant in its field but hurt recent fund performance was EMC, the leader in the data-storage industry. We continue to own all three stocks and believe that these market-leading firms may be well positioned for a market upturn, which has occurred in the strong months for technology.


The portfolio has been overweight diversified multi-line conglomerates such as Tyco, General Electric and General Dynamics. These companies have benefited from business visibility and stable earnings growth in an uncertain environment. United Technologies had been a top ten holdings until we materially reduced our exposure on September 17th based on concerns about commercial aircraft demand which affects Pratt & Whitney, as well as slower sales and installations for Carrier (heating and cooling) as the economy cools globally.


With an overweight in health care, one of the better performing sectors in the S&P 500, we preferred large pharmaceutical companies such as Pfizer, American Home Products, and Bristol Myers Squibb where the earnings have mostly continued to come through for the group even as S&P earnings estimates have trended down. Despite this, the large cap pharmas have traded toward the low end of their historical range as a premium to the S&P 500, we will likely be buyers on weakness until we see more definitive indications of economic recovery.


Within financial services we have favored high quality growth financials, with a limited exposure to credit quality concerns or the consumer. It is interesting to note that prior to September 11th value oriented financials with those exposures outperformed their higher quality counterparts. A strong stock for the Fund was mortgage lender Freddie Mac, which benefited from continued strong housing demand and a refinancing boom triggered by declining interest rates during the reporting period. AIG, another of our larger holdings, initially fell on concerns about the extent of their liability in the wake of the attack, but subsequently recovered some ground. It appears the liability amount will be a one or two quarter income statement event, not a permanent impairment, and investors concluded AIG will be a strong survivor as industry capacity shrinks and premiums rise


Investments in food and beverage companies such as Quaker Oats, Pepsi and Procter & Gamble also helped Fund results. Packaged-goods companies such as these have tended to outperform despite a slowing economy because demand for products remains relatively consistent.


In our view, the events and aftermath of September 11th will tip the economy into an official recession in the U.S., with ripple effects around the globe. As noted, we had shifted the balance of the portfolio towards stable growth in the July/August timeframe, which was beneficial in light of the uncertainty that dominated the latter half of September and then back to cyclical growth in October which was a positive. We will continue to take advantage of market volatility in making purchase and sale decisions. As always, we remain focused on intense, bottoms up, fundamental company research and identifying good companies that can produce a durable earnings stream over an economic cycle.


PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
LOGO
                                 David Gilmore
                                J. Thomas Madden
LOGO
LOGO
                                 Bernard Picchi
LOGO
                                       .

                                               S&P                   Lipper                   Morningstar

                               Total Return    500               Large-Cap Core                 Large
                                                                                                Blend
Year Ended October     BLF        @ NAV       Index     Total       Fund Avg.       Total     Fund Avg.   Total Return
------------------     ---        -----       -----     Return      ---------       Return    ---------
31,
---
                        9,525                  10,000                     10,000                  10,000
               2001     8,573       -10.00%     8,115   -18.85%            7,974     -20.26%       7,978       -20.22%


LOGO



We are pleased with our positive relative performance, despite a tough overall environment for equities. It has been a difficult year for the markets as we are enduring one of the worst bear markets in history in terms of both duration and magnitude. Since inception on November 29, 2000, the Partners LargeCap Blend Fund has declined less than the S&P 500 Index which fell 18.9%. Few stocks were able to outrun the bear, as both value and growth stocks fell. The S&P Barra Value Index declined 15.0%, while the S&P Barra Growth Index fell 25.6%.


The Fund's strong relative performance during this period resulted from better sector allocation and security selection. Amongst sectors, the Fund benefited most from being underweight Information Technology and overweight Healthcare and Consumer Staples. Security selection had the greatest impact on performance during the year with nine of the ten sectors contributing positively. Sectors in which selection helped the most were Consumer Discretionary, Consumer Staples and Information Technology. Interestingly, despite Information Technology being the worst performing sector (down 43.7%), three of the four top performing holdings on an absolute basis were technology related. They were Advanced Micro Devices, Apple Computer and Microsoft Corp.

There are many reasons to be optimistic about an economic recovery in 2002. The Federal Reserve's aggressive moves to add liquidity and cut interest rates will soon take hold. In addition, government action to increase spending on defense, security and rebuilding efforts, as well as potential fiscal stimuli to corporations and consumers, combined with lower oil and commodity prices should help confidence and overall profits. While we may have not yet seen the ultimate lows in this bear market, valuations are now at far more reasonable levels; we believe the opportunities outweigh the risks. As such, we have been taking advantage of opportunities to add to names that are more economically sensitive.


At the end of the period, the Fund held 54% of its assets in value stocks with the remaining 46% in growth stocks.


PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.

LOGO
                                  David Magee

During the last twelve months ending October 31, 2001, the U.S. stock market was negatively affected by continued economic deceleration. The market was characterized by profound weakness in technology stocks and continued underperformance of growth stocks versus value stocks. .

                                                S&P               Russell                 Lipper                   Morningstar

                                Total Return    500                 1000                 Large-Cap                   Large
                                                                   Growth                 Growth                     Growth
Year Ended October      LGF       w/Sales      Index     Total     Index     Total       Fund Avg.       Total      Category
------------------      ---       -------      -----     Return    -----     Return      ---------       Return     --------
31,                                Charge
---                                ------
                         9,525                  10,000              10,000                     10,000                  10,000
                2000     7,568       -20.55%     9,599    -4.01%     8,771   -12.29%            9,307      -6.93%       9,023
                2001     4,129       -45.44%     7,209   -24.90%     5,267   -39.95%            5,702     -38.73%       5,511


Year Ended October    Total Return
------------------
31,
---

                2000        -9.77%
                2001       -38.92%


LOGO


During the first half of the time period, in 4/th/ quarter 2000 and 1/st/ quarter 2001, Fund returns were virtually even with the Russell 1000 Growth. The Fund benefited from its defensive posture with over half of the portfolio in predictable growth stocks. Our technology weight was at an all time low and defensive sectors such as health care, financial services and business services were dominant. Moving out of technology stocks was advantageous as the sector witnessed a pronounced deceleration in capital spending when key vendors of optical transmission and switching equipment announced less robust growth expectations for the 4/th/ quarter of 2000 and for the first half of 2001.


In the 2/nd/ quarter of 2001, results for the Fund lagged the Russell 1000 Growth benchmark even as large-cap growth stocks outperformed their value counterparts. The underperformance was primarily due to our underweight position in technology during the quarter, 14% vs. 41% for the benchmark, due to the deteriorating earnings fundamentals in that sector. These stocks, however, experienced an abrupt and short-lived burst of performance during April. Most of the NASDAQ 100's April rebound can be attributed to the recovery from the extreme low of April 4/th/. This low may have been accentuated by tax-motivated selling triggered by the spate of profit taking in technology during the 4/th/ quarter of 2000. At this time, the portfolio continued to be defensively positioned, while gradually increasing its technology holdings by buying only those companies where earnings acceleration was imminent and sustainable.


The Fund slightly underperformed the Russell 1000 Growth in the 3/rd/ quarter of 2001. Our portfolio strategy remained defensive, continuing to underweight technology, while financial services, business services and health care combined to represent nearly 75% of the portfolio. However, six of the top ten worst performers in the portfolio during the quarter were technology stocks. The earnings fundamentals for these stocks dissipated below expectations during the quarter and any potential for a rebound was delayed by the September 11/th/ terrorist attacks. Some of this poor performance was due to a sustainable, negative change in earnings power and these stocks were sold from the portfolio. Specific reasons for the disappointing earnings performance were the sluggish sales of personal computers for the back-to-school season, the lack of buying catalysts for the new Windows XP operating system, and the weakness in European software sales. Predictable growth stocks, whose earnings are not dramatically affected by economic trends, performed the best for the quarter as expected.


Looking ahead, analysts were originally projecting 3/rd/ or 4/th/ quarter 2001 as the trough quarter in earnings. As a result of recent events, this may be delayed to early 2002. All of the necessary ingredients for a strong stock market are present except earnings growth. Once economic and earnings growth recover, we expect a significant stock market recovery to ensue.

PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

LOGO
                                 Marilyn Fedak
LOGO
                              Steven Pisarkiewicz

For the year-to-date period ending October 31, 2001, the U.S. equity markets were weak; the S&P 500 fell 19%. During this period, value outperformed growth; the Russell 1000 Value index dropped 12.8%, while the Russell 1000 Growth Index was down 27.3%. However, the value recovery has not been smooth. Bumps included a growth comeback in the second quarter and the terrorist attacks in September. Your portfolio returned -2.3% for the ten-month period, dramatically outperforming the Russell 1000 Value Index's -12.8% return. Stock selection drove relative returns during this period. In fact, our holdings outperformed the benchmark in every sector.

                                             Russell                 Lipper                   Morningstar

                               Total Return    1000              Large-Cap Value                Large
                                              Value                                             Value
Year Ended October     LGF        @ NAV       Index     Total       Fund Avg.       Total      Category   Total Return
------------------     ---        -----       -----     Return      ---------       Return     --------
31,
---
                        9,525                  10,000                     10,000                  10,000
               2001     9,506        -0.20%     9,087    -9.13%            8,632     -13.68%       8,751       -12.49%


LOGO


Stock selection in the financial services sector contributed the most to our year-to-date premium. Specifically, our emphasis on insurance companies and consumer-oriented banks over capital-markets sensitive brokerage stocks added significantly to relative returns. For example, Bank of America, Union Planters Corporation, and Aon gained 33%, 19%, and 14%, respectively.


Stock selection in the other-energy sector also contributed significantly to relative returns. Our preference for refiners, whose profitability was strong, over natural gas transmission companies, which traded down on lower energy prices, paid off. Ultramar Diamond Shamrock, Sunoco and Ashland each gained between 14% and 64%, while the sector fell 35%.


Our overweights in the utilities sector also outperformed, adding to our premium. In particular, we benefited from overweighting electric companies and underweighting telephone companies. FirstEnergy and ConEd performed particularly well, returning 14% and 7%, respectively. Within the telecom industry, our preference for traditional wireline companies, such as AT&T and SBC Communications, over their wireless counterparts was a positive.


Elsewhere, in the consumer discretionary sector, an array of our overweights outperformed. TJX, Whirlpool and Leggett & Platt were top performers year-to-date, gaining 22%, 26% and 16%, respectively, while the sector declined over 10%.


The only detractor from relative returns came from our underweight of the health care sector, which was relatively strong during the ten-month period.


We believe that the value recovery remains incomplete. Both our valuation models and the traditional value metrics indicate that our portfolios are still priced at a substantial discount to the stock market overall and to the Russell 1000 Value Index. As such, we are optimistic about our ability to provide relative and absolute returns in the period ahead.

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
LOGO
LOGO
                               Christopher McHugh
LOGO
                                 William McVail
                                 Robert Turner
LOGO
LOGO

                                             Russell                  Lipper                 Morningstar

                               Total Return   MidCap              Mid-Cap Growth               Mid-Cap
                                                                                               Growth
Year Ended October     MGF        @ NAV       Growth     Total       Fund Avg.       Total    Category    Total Return
------------------     ---        -----       ------    Return       ---------      Return    --------
31,
---
                        9,525                  10,000                      10,000                10,000
               2000     8,317       -12.68%     8,844    -11.56%            8,422    -15.78%      9,130          -8.70%
               2001     4,163       -49.94%     5,061    -42.78%            5,167    -38.65%      5,637         -38.26%


LOGO

The 12-month period ending October 31, 2001, was one of the most brutal for mid-cap growth stocks in history. The Russell Midcap Growth Index tumbled 42.78%. The S&P 500 Index, in comparison, fell "only" 24.90%. For its part, the Principal Partners MidCap Growth Fund lost 52.31%.


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. Further eroding the Fund's performance was the fact that our investing philosophy - that earnings expectations drive stock prices - did not play out in this unusual environment, event when higher earning predictions were in place. In addition, our sector neutral policy - that we retain sector weightings comparable to those of our benchmark, the Russell Midcap Growth Index - ended up hurting performance largely due to the Index's concentration in technology.


As for the fund's holdings, six of ten sector positions underperformed their corresponding index sectors. Our technology holdings detracted most from results; they fell 76%, versus a 69% drop by the index sector. Again, we attribute this underperformance to the fact that higher earnings expectations simply did not yield higher returns this year. Consistent with our sector neutral policy, the tech sector constituted 30% of the portfolio. It was pounded due to investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and skepticism about tech companies' earnings rebounding any time soon.


Contributing the most to relative performance were our health-care holdings: they amounted to a 23% weighting and were down 15%, compared with 26% for the Russell Midcap Growth Index health-care sector.


In absolute terms, our consumer-staples stocks recorded the best return, a gain of 8%, a consequence of their historical propensity to hold up well in sharp market downturns. Our utilities/communication stocks -- mainly telecommunications stocks -- lost the most, 80%, in response to investor concerns about the steep decline in capital spending for telecommunications products and services. Unfortunately, the consumer-staples position had only a minimal positive impact on performance, since it accounted for only a 2% weighting. However, we were blessed in that the utilities/communication position was similarly modest, totaling 3%.

PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.

LOGO
                                  Paul LaRocco

The past fiscal year was one of the most difficult periods on record, especially for growth stock investors. We believe there are two main reasons for this. First, beginning in the fourth quarter 2000, the economy slowed suddenly, which affected the earnings growth of most companies. In general, the fastest growing were hardest hit. Their revenue and earnings growth rates had been so high that they had further to fall, and fall they did. Secondly, and perhaps more importantly in our view, the valuations that reflected those extremely high growth rates shrank along with their slowing revenue and earnings growth. This highly toxic combination brought growth stock prices down even more than the market in general.

                                              Russell                  Lipper                   Morningstar

                               Total Return     2000                  Small-Cap                   Small
                                               Growth                  Growth                     Growth
Year Ended October     SGA        @ NAV        Index      Total       Fund Avg.       Total      Category   Total Return
------------------     ---        -----        -----      Return      ---------       Return     --------
31,
---
                        9,525                    10,000                     10,000                  10,000
               2001     5,944       -37.60%       8,686   -13.14%            7,815     -21.85%       7,933       -20.67%


LOGO


The Fund suffered significantly from this combined effect in every area in which it was invested, declining by 40.57% compared with Russell 2000 Growth Index, which fell by 13.14% and the Russell 2000 Index which dropped 10.40%. Clearly, these results are immensely disappointing. This has been a painful year for growth investors and a humbling one for growth portfolio managers.


Not surprisingly, technology had the largest negative impact on Fund performance. We reduced technology holdings during the first half of the year in response to slowing growth, however it remains prominent. Our conviction in the future of fundamentally sound technology companies remains strong and our changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Fund as well as possible for an eventual recovery.


Some of the largest declines in technology were among communications equipment providers such as Tollgrade Communications, Lightpath Technologies, and Redback Networks. All of these stocks were sold during the period based on our analysis that prospects for an eventual re-acceleration of growth had also diminished too much to justify remaining invested in them. However, those sales were accomplished too late to avoid a significant negative performance impact.


Elsewhere in technology, despite stock price declines, we remain invested in some companies that continue to gain market share. Examples include Retek Inc., an enterprise software vendor focused on the retail industry, and Quest Software, which provides software to enhance the performance and management of databases. These companies have also seen a slowdown in business, and a contraction in valuation. However, their prospects for a re-acceleration of growth are very good. Also, we believe they should be competitively well-positioned for an eventual recovery in the economy and in business spending.


Within healthcare, stocks of service companies, such as specialty pharmaceutical distributor Accredo Health, performed fairly well. However, biotechnology companies in general underperformed in large part due to their lack of near term predictability despite what we believe is their significant long-term growth potential. A few, such as Idec Pharmaceuticals, and biotechnology equipment provider Invitrogen did relatively well. The Fund did benefit from holdings added during the year, including First Horizon Pharmaceuticals and Celgene Corp., both of which are profiting from strong sales.


On the consumer side of the portfolio, the Fund did better. Whole Foods Market, a retailer of organic foods, performed well over the period. Restaurant operator, P.F. Chang's China Bistro, contributed modestly to performance as did media company Cox Radio.


Strong commodity prices and high levels of drilling activity drove the positive performance in the energy sector in the first half, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. We scaled down the Fund's exposure in energy significantly as this began to happen and ended the period underweighted in energy.

PRINCIPAL REAL ESTATE FUND, INC.

LOGO
                                   Kelly Rush

Real estate stocks provided strong returns relative to other equities for the 12 months ended October 31, 2001. The Principal Real Estate Fund's 3.34% return easily outdistanced the S&P 500's -24.90%.

                                              Morgan               Lipper                  Morningstar
                               Total Return  Stanley                Real                  Specialty-Real
                                                                   Estate                     Estate
Year Ended October     REF        @ NAV        REIT      Total    Fund Avg.    Total         Category        Total Return
------------------     ---        -----        ----     Return    ---------   Return         --------
31,                                           Index
---                                           -----
                        9,525                  10,000                10,000                         10,000
               1998     8,053       -15.45%     8,346    -16.54%      8,318    -16.82%               8,610         -13.90%
               1999     7,700        -4.38%     7,824     -6.26%      7,976     -4.11%               8,255          -4.12%
               2000     9,383        21.86%     9,248     18.20%      9,509     19.22%               9,899          19.92%
               2001    10,180         8.49%    10,473     13.25%     10,366      9.01%              10,785           8.95%



LOGO


Investors sought safety in the past 12 months and real estate stocks provided it. A faltering economy and sharp earnings declines involving many non-real estate companies unnerved investors. In this environment, real estate companies offering steady positive earnings growth and high dividend yields stood out.


Relative performance for the Fund in the past 12 months has been disappointing and we lagged the 13.25% return of the Morgan Stanley REIT index by a wide margin. Our approach of emphasizing high quality real estate companies hurt the Fund's relative returns. In the past 12 months, the best performing real estate stocks have been those companies suffering from capital structure, management and/or asset quality concerns. In a yield-hungry market the companies facing the greatest challenges and offering the highest dividend yields provided the best returns.


The Fund was overweighted with companies that own California assets, which also adversely impacted relative returns. While the Fund's exposure was reduced by mid-year, the damage was already done. Slowing technology trends and the state's utility crisis weighed heavily on California-based companies early in the fiscal year.

PRINCIPAL SMALLCAP FUND, INC.

LOGO
                                  John McClain
LOGO
                                Thomas Morabito

The Principal SmallCap Fund had a return for the year of -23.20 compared to -12.70% for the Russell 2000 Index, the Fund's primary benchmark index.

                                               S&P                Russell               Lipper               Morningstar

                               Total Return    600                 2000                SmallCap                 Small
                                                                                         Core                   Blend
Year Ended October     SCF        @ NAV        Index     Total    Index     Total     Fund Avg.      Total    Category
------------------     ---        -----       ------    Return    -----    Return     ---------     Return    --------
31,
---
                        9,525                  10,000              10,00                   10,000                10,000
                                                                       0
               1998     8,006       -15.95%     8,783    -12.17%   8,806    -11.94%         8,683    -13.17%      8,736
               1999    10,770        34.52%     9,835     11.98%   10,67     21.26%        10,631     22.44%      9,997
                                                                       8
               2000    11,835         9.89%    12,320     25.27%   10,35     -3.02%        13,463     26.64%     12,560
                                                                       6
               2001     9,543       -19.37%    11,524     -6.46%   9,041    -12.70%        12,706     -5.62%     12,235


Year Ended October   Total Return
------------------
31,
---

               1998       -12.64%
               1999        14.44%
               2000        25.64%
               2001        -2.59%


LOGO


The Fund's growth holdings returned -31.6% while its value holdings returned 5.97%. Although our growth investments caused the negative return for the year, the returns were only slightly below the growth segment of the Russell 2000 Index. Capital goods and technology were the principal underperforming sectors. In technology our holdings performed in line with index returns, but we were overweighted 20.9% versus 16% for the index.


Two events were significant reasons for the underperformance. The first event was the onset of an economic downturn, which emerged in late 2000. During the early stages of the downturn, we positioned the Fund more defensively but the market reacted so quickly and dramatically that significant damage was done during the transition.


The second event was the September 11 terrorist attacks. The Fund had performed relatively well during most of 2001. Following strong rallies in the May-June period, we reduced our exposure to technology stocks. However due to the Federal Reserve's aggressive interest rate cuts, we anticipated a late 2001 or early 2002 economic recovery and rebuilt our positions in technology stocks in August and early September. Unfortunately, the attacks changed many things including investor confidence and caused our strategy to backfire. Fortunately, the market bottomed shortly after the attacks and the Fund recouped some of those losses, a trend that has carried in to the new fiscal year. With the contribution of interest rate cuts and increased fiscal actions by the government, the economy and performance should improve.

PRINCIPAL UTILITIES FUND, INC.

LOGO
                               Catherine Zaharis

The utilities industry experienced negative returns for this fiscal year, as did the entire market. For the one-year period ending October 31, 2001, the Fund returned -29.27%, compared to -22.25% for the S&P Utilities Index and -22.70% for the Dow Jones Utilities w/Income Index. The Dow Jones Utility Index has a greater percentage of traditional utility companies that have slower growth, but higher yields. Due to the defensive nature of the yield focus of electric utilities, these companies fared better than the broader market as represented by the S&P 500. These companies were part of the stronger sector of our Fund's porfolio.

                                                                                                             Morningstar

                                             S&P 500             Dow Jones             Lipper                Specialty

                               Total Return   Stock              Utilities            Utilities              Utilities
Year Ended October     UTL        @ NAV       Index     Total      With      Total    Fund Avg.    Total      Category
------------------     ---        -----       -----     Return     ----      Return   ---------    Return     --------
31,                                                               Income
---                                                               ------
                        9,525                  10,000               10,000               10,000                  10,000
               1993    11,041        15.92%    10,979     9.79%     11,658    16.58%     11,575      15.75%      11,781
               1994     9,363       -15.20%    11,403     3.86%      9,349   -19.81%     10,475      -9.50%      10,811
               1995    11,644        24.36%    14,415    26.41%     11,810    26.32%     12,325      17.66%      12,586
               1996    12,591         8.13%    17,886    24.08%     13,217    11.91%     13,733      11.42%      14,202
               1997    14,386        14.26%    23,627    32.10%     14,880    12.58%     16,179      17.81%      16,831
               1998    19,004        32.10%    28,823    21.99%     19,029    27.88%     19,721      21.89%      20,611
               1999    21,805        14.74%    36,219    25.66%     20,072     5.48%     23,334      18.32%      24,663
               2000    24,441        12.09%    38,425     6.09%     26,796    33.50%     26,526      13.68%      28,160
               2001    18,150       -25.74%    28,857   -24.90%     20,713   -22.70%     20,595     -22.36%      21,728



Year Ended October   Total Return
------------------
31,
---

               1993        17.81%
               1994        -8.23%
               1995        16.42%
               1996        12.84%
               1997        18.51%
               1998        22.46%
               1999        19.66%
               2000        14.18%
               2001       -22.84%


LOGO


The Fund's performance was hurt by its telecommunications exposure, which dropped our return below both indexes as well as the average peer group performance. Telecommunications companies suffered dramatically during this period, as several companies that were once high growth opportunities began quickly struggling for survival. We had several investments in the more competitive portion of the telecommunications industry, and with the realization that the industry now had excess capacity, the newer entrants began to lose opportunities for growth. This is when they hurt Fund performance. Since that time, we have shifted those holdings to the larger telephone competitors that have more experience in the industry and have better opportunities to compete in the long run.


Going forward, there are several issues related to the telecommunications area that will need to be addressed. Over capacity is still an issue in the long distance industry, and long distance pricing will suffer as a result. Local telephone companies are now competing in the long distance market, and these companies have more ability to seize market share than the brand new entrants to this market do. This will keep pressure on prices and profits of the largest long distance companies as well as new carriers.


Electric and gas companies in the Fund had better performance than the electric and gas companies in the Index. The performance was driven by the companies in the more regulated states where competition and the onslaught of greater volatility did not impact them in such a direct fashion. During this period we had the stunning prospect of black outs in California and prices subsequently rose from a more normal $30-$50 per megawatt to over $1,000 per megawatt. The California state utilities, which had sold off a substantial number of power plants after deregulation was passed there, now had the misfortune of buying electricity for the state at sky-high prices. One utility in California declared bankruptcy, while the State Assembly bailed another out. Fortunately, we did not hold either company during this tumultuous period, which helped returns. Given the still-evolving industry and the fact that utility companies are no longer as homogenous in their investment outcomes as they have been in the past, stock selection will be critical going forward.

INTERNATIONAL GROWTH FUNDS

PRINCIPAL EUROPEAN EQUITY FUND, INC.

LOGO
                                 Crispin Murray

Over the year, the European stock market has been hostage to global stock market volatility, as reflected by the approximate 23% decline (local currency) in the MSCI Europe Index.

                                                  MSCI                   Lipper                 Morningstar

                                  Total Return   Europe              European Region              Europe
                                                  (15)
Year Ended October 31,    EEF        @ NAV      Index-ND    Total       Fund Avg.       Total    Category   Total Return
----------------------    ---        -----      --------   Return       ---------      Return    --------
                           9,525                  10,000                      10,000                10,000
                  2000     8,277       -13.10%     9,319     -6.81%            9,178     -8.22%      9,039        -9.61%
                  2001     6,029       -27.16%     7,167    -23.09%            6,802    -25.89%      6,703       -25.84%



LOGO


Evidence of a sharp economic slowdown in the U.S. during the period led to significant corporate earnings downgrades and downward revisions for European economic growth. Although the European Central Bank (ECB) reduced official interest rates three times by a total of .75% in an attempt to support the economy, the region's stock market fell considerably. Following the September terrorist attacks in the U.S., European equities lurched sharply lower.


The month of October however, saw a key reversal in a number of trends seen in the European market this year. First, the rise came in spite of a sharp downward revision in earnings expectations for 2001, which was driven by evidence of a significant deterioration in the economic environment. Next, cyclical stocks led the market and as a result, the Fund's media, telecommunication and autos holdings performed well. The cause of the reversal in these trends was a belief that the policy responses, in the wake of the events of September 11 are likely to drive a healthy economic recovery in the second half of 2002.


The Fund underperformed its benchmark over the year, with relative performance being notably impacted by the portfolio's underweight position in defensive sectors including utilities. By contrast, the Fund benefited from its underweight exposure to the under-performing telecommunications sector and its positioning in auto holdings such as BMW and Peugeot.


From a medium term perspective, the outlook for European equities is positive. Despite the fall in earnings expectations, valuation levels remain attractive due partly to a sharp fall in bond yields through October. Further, even if we assume the expected downgrades into the latter half of 2001, European equity markets are attractive in a historical context. The concern over valuation is that the fall in bond yields signals a far more dire economic outlook, which in turn would lead to a far greater fall in earnings.


The other positive aspect for the European stock market is its level of liquidity. To date, this has been driven more by the U.S. Federal Reserve, with the ECB only moving to a more aggressive easing tack in September 2001. Narrow money supply growth is picking up in Europe and this traditionally has been a signal for an improving equity market. The key risk remains that the ECB chooses to be more cautious. Inflation has now fallen within their targeted range, however they still may decide to see further improvement in the core inflation rate before driving rates down much further.


Long term, European pension reform and the establishment of the European Union are positives for the region's stock market. The formation of the EU economy will be larger in size than the U.S. (with around 320 million people) and is likely to generate great opportunities for well-managed companies to expand into new markets and gain further customers, thereby producing excess profitability.


In this environment the strategy remains to focus on individual company valuations and to gauge the downside in the event of a more serious economic slowdown. In addition, we intend to focus on those companies that have already undertaken significant cost measures, as this is likely to offset the impact of a weak revenue line and also generate healthy cash flows.

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

LOGO
                                Michael Marusiak
LOGO
                                 Michael Reynal

The global economic slowdown, which began in late 2000, exerted a drag on emerging markets throughout the year, causing them to fall 23.6%. As developed economies slowed during the course of the year, the Federal Reserve Open Market Committee, which sets the rate that banks charge for overnight reserve loans, made aggressive interest rate cuts yet these failed to spark economic activity. In turn, this affected the export-oriented emerging markets.

                                                                                               Morningstar
                                                MSCI                   Lipper                  Diversified
                                Total Return   EMF ID                 Emerging                   Emerging
                                                                       Markets                    Mrkts
Year Ended October      IEM        @ NAV      Index-ID    Total       Fund Avg.       Total      Category    Total Return
------------------      ---        -----      --------   Return       ---------      Return      --------
31,
---
                         9,524                  10,000                      10,000                   10,000
                1997     8,554       -10.18%     8,570    -14.30%            8,816    -11.84%         8,750       -12.50%
                1998     6,748       -21.11%     5,752    -32.88%            6,010    -31.83%         5,976       -31.70%
                1999     8,832        30.89%     8,157     41.81%            8,159     35.76%         8,191        37.06%
                2000     9,040         2.36%     7,438     -8.81%            7,936     -2.73%         7,925        -3.25%
                2001     6,703       -25.85%     5,686    -23.55%            6,136    -22.68%         6,084       -23.23%


LOGO


The Fund was negatively impacted by three themes during the year: the slide in technology, the slide in commodities and the slide in the Euro. The technology slowdown from the excesses of 1999-2000 had the greatest impact on Taiwan, Korea and Israel. Among commodities, both hard and soft commodities remained weak throughout the last year. Pulp, paper, steel, copper and platinum were notably weak, although we noticed an increase in the price of a number of commodities toward the end of the period. Latin American and African markets were negatively affected by this weakness. The continuing weakness of the Euro versus the dollar hampered growth in a number of Eastern European economies, such as Poland, Hungary and the Czech Republic.


There were three positives that offset these negatives: strong oil prices, improving relative creditworthiness and ongoing corporate investment into emerging markets. Russia, Mexico and Venezuela benefited from strong oil prices for most of the last 12 months. Lower interest rates have enabled a number of the stronger emerging market economies to improve their credit ratings, including Mexico, Korea and Hong Kong. Although telecom and electricity investment flows slowed in 2001, foreign direct investment in these sectors remained surprisingly strong. Beneficiaries of foreign direct investment include Mexico, Brazil, Poland and China.


The Principal International Emerging Markets Fund underperformed its benchmark, the MSCI Emerging Markets Free (EMF) Index, by 5.9%. For the one-year period ended October 31, 2001, the Fund returned -29.40% compared to -23.55% for the Index. This underperformance was primarily from stock selection in Brazil, Israel, India and the Czech Republic. The Fund benefited from strong stock selection in Hong Kong, Russia and Taiwan. The Fund benefited from its investments in health care, financials and energy, but was negatively affected by consumer staples and information technology. Smaller markets broadly outperformed larger markets. Colombia, Jordan, Peru and Venezuela were the only four markets to close the year in positive territory. Together, these countries comprise less than 1.3% of the Index.


Concerted rate cuts across the world will boost global economic activity in the next year. We have positioned the Fund to benefit from higher levels of liquidity and increased economic growth. We have adopted a balanced approach by investing in leading companies throughout the emerging markets countries. Our core holdings include high growth companies, beneficiaries of the economic recovery, and stable cash generators. We expect emerging markets to continue to outperform developed markets over the next few quarters as the markets recognize the recovery.

PRINCIPAL INTERNATIONAL FUND, INC.

LOGO
                                 Kurtis Spieler

International equity markets posted negative returns in the last year, largely due to declining economic growth rates around the world. Global growth rates were impacted by increased interest rates in 2001 along with higher energy prices. The September 11 terrorist attacks caused further weakness in the already sluggish global economy. Market leaders last year, specifically technology, media and telecommunications (TMT), were impacted the most by 2001's negative economic environment. Weakness in these sectors was driven by reduced earnings growth expectations. The economic slowdown also negatively impacted investments in information technology and spending on advertising. In telecommunications, lower-than-expected demand for new services and balance sheet concerns negatively impacted the sector.

                                               MSCI                   Lipper                 Morningstar

                               Total Return    EAFE                International               Foreign
Year Ended October     INT        @ NAV       Index      Total       Fund Avg.       Total    Category    Total Return
------------------     ---        -----       -----     Return       ---------      Return    --------
31,
---
                        9,525                  10,000                      10,000                10,000
               1992     9,375        -1.57%     8,679    -13.21%            9,510     -4.90%      9,523          -4.77%
               1993    13,255        41.39%    11,930     37.46%           12,687     33.41%     12,567          31.96%
               1994    14,527         9.60%    13,134     10.09%           14,029     10.58%     13,938          10.91%
               1995    14,677         1.03%    13,085     -0.37%           13,943     -0.61%     13,870          -0.49%
               1996    17,372        18.36%    14,455     10.47%           15,439     10.73%     15,518          11.88%
               1997    20,926        20.46%    15,124      4.63%           17,043     10.39%     17,194          10.80%
               1998    21,330         1.93%    16,582      9.64%           17,737      4.07%     17,861           3.88%
               1999    24,781        16.18%    20,402     23.04%           22,265     25.53%     22,792          27.61%
               2000    25,534         3.04%    19,810     -2.90%           22,866      2.70%     23,850           4.64%
               2001    18,221       -28.64%    14,840    -25.09%           16,834    -26.38%     17,399         -27.05%



LOGO


In addition to the negative performance of the TMT sectors, the sluggish economy began to take its toll on other cyclical areas of the market. Consumer cyclicals in particular were hit hard, especially after the attacks. The areas of the market that performed the best in the past year were sectors where earnings proved relatively resilient: consumer staples, health care, utilities and energy.


Market performance in October, the last month of the Fund's fiscal year, was strong. Signs are appearing that the worst may be over for corporate earnings. The aggressive easing of monetary and fiscal policy in the United States and elsewhere around the world will lead to a better economic environment in the future. Recent declines in energy prices are also positive for future economic growth.


The Principal International Fund underperformed the MSCI EAFE (Europe, Australia and Far East) benchmark by about 3.5% for the year. For the one-year period ended October 31, 2001, the Fund returned -32.02%, compared to -25.09% for the Index. Three key areas drove underperformance: 1) an overweighted position in cyclical media companies; 2) exposure in market sensitive banks and diversified financials, and 3) select positions in cyclical business services companies. Currency movements benefited the Fund by over 1% as the Euro rebounded versus the U.S. dollar.


We are currently finding good value in financials and basic materials companies. We are less positive on consumer staples, pharmaceuticals and utilities since they appear expensive on our valuation measures. Our investment positioning is always a result of implementing our borderless, bottom-up philosophy in international investing. This philosophy focuses on in-depth research of companies and investing at discount valuations.

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

LOGO
                                Brian Pattinson

Global equity markets performed poorly over the past year as lingering effects of the burst technology bubble gave way to a larger economic slowdown. Despite a global reduction in interest rates throughout 2001, lower corporate spending led to weaker growth throughout the economy. The September 11 terrorist attacks added further gloom to the economic outlook as prospects for a recovery in 2001 diminished.

                                                             Salomon               MSCI
                                                              Smith
                                          MSCI             Barney DISC             EAFE                Lipper

                                Total     EAFE             <$2 Billion            SmallCap              Int'l
                               Return                                                                 SmallCap
Year Ended October     ISF      @ NAV     Index   Total       Index      Total     Index    Total     Fund Avg.    Total
------------------     ---      -----    ------   Return     ------      Return   ------    Return    ---------    Return
31,
---
                       9,525              10,00                 10,000             10,000                 10,000
                                              0
               1997    9,573      0.50%   9,748    -2.52%        9,592    -4.08%    9,009    -9.91%        9,736    -2.64%
               1998    9,602      0.30%   10,68     9.65%        8,825    -8.00%    7,912   -12.18%        9,774     0.39%
                                              9
               1999   14,837     54.52%   13,15    23.03%       10,856    23.01%    9,650    21.97%       14,102    44.28%
                                              1
               2000   17,984     21.21%   12,77    -2.90%       10,527    -3.03%    8,886    -7.92%       16,528    17.20%
                                              0
               2001   12,046    -33.02%   9,566   -25.09%        8,856   -15.87%    7,536   -15.19%       11,586   -29.90%


                    Morningstar

                      Foreign
Year Ended October   Category     Total
------------------   --------     Return
31,
---
                        10,000
               1997      9,830      -1.70%
               1998     10,211       3.88%
               1999     13,030      27.61%
               2000     13,635       4.64%
               2001      9,947     -27.05%



LOGO


The information technology and telecommunications sectors led markets down over the year, adding to losses sustained since their peak in early 2000. Economically sensitive sectors, such as industrial cyclicals and consumer discretionary, also performed poorly as economic growth deteriorated. Economically insensitive sectors like consumer staples, health care, energy and utilities outperformed over the year.


The Principal International SmallCap Fund underperformed the Salomon Smith Barney World Equity Excluding U.S. < $2 Billion Index by 17.15% over the last 12 months. For the one-year period ended October 31, 2001, the Fund returned -36.21%, compared to -15.87% for the Index. The biggest contributor to the Fund's underperformance was an overweighted position in technology at the beginning of the year. Over the past 12 months, the Fund's technology exposure was significantly reduced but not quickly enough to avoid considerable price declines in the sector. Additionally, poor stock selection in the consumer discretionary sector added to underperformance. Strong stock selection in the consumer staples and health care sectors were bright points for the year.


Regionally, Europe was the biggest contributor to underperformance due to poor stock selection. Much of the Fund's European exposure was concentrated in technology companies, which fared worse than the overall market. Asia Pacific excluding Japan was the best performing region for the Fund due to an overweighted position and strong stock selection.


The Fund is currently positioned to benefit from an upturn in the economy and the equity markets. We anticipate that the economy is set to bottom mid-2002. Accordingly, we're looking for companies with improving prospects whose stock prices more than reflect the current gloom. This meets with the Fund's long-standing philosophy of buying companies at a discount to their intrinsic value.

PRINCIPAL PACIFIC BASIN FUND, INC.

LOGO
                                  Dean Cashman

In what has been a very difficult year for financial markets, typified by significant uncertainty and further weakness in the technology sector, most Asian stock markets have recorded considerable falls.

                                                MSCI                                       Morningstar

                                              Pacific                Lipper                Diversified
                                Total Return    Free                Pacific                 Pacific/
                                                                     Region                   Asia
Year Ended October      BEF       w/Sales     Index-ND   Total     Fund Avg.      Total     Fund Avg.    Total Return
------------------      ---       -------     --------   Return    ---------     Return     ---------
31,                                Charge
---                                ------
                         9,525                  10,000                  10,000                  10,000
                2000     7,449       -21.80%     7,820   -21.80%         7,878    -21.22%        8,642         -13.58%
                2001     4,737       -36.41%     5,501   -29.65%         5,531    -29.79%        6,005         -30.51%


LOGO


Weighing on sentiment has been the deteriorating macroeconomic environment, reflected by declines in exports, industrial production and consumer spending. In October however, stock markets reversed some of their previous losses, as it was viewed that monetary and fiscal policy stimulus in the wake of the events of September 11 were likely to drive a healthy economic recovery in the second half of 2002.


The Fund underperformed its benchmark over the period as the portfolio held a bias towards mid-cap companies and also a small bias to growth. Our bottom up process remains focused on those companies best positioned to capitalize on the significant changes going on in the region, as they will provide the best longer-term investment opportunities.


At a sector level the Fund's exposure to technology and telecom companies was the largest detractor from performance. After the significant price weakness in these sectors in 2000 we began to rebuild position, particularly in telecom companies in late 2000. We had identified high quality domestic companies that did not suffer any of the overcapacity or stretched balance sheets that plague the sector in other regions and were becoming attractive on valuations.


However, these moves were found to be premature as the global economic downturn became more pronounced, with the U.S. joining Europe and Japan in a synchronized economic slowdown. This weakness was compounded by the events in the U.S. in September.


In addition, an underweight exposure to the outperforming utilities sector in Japan also constrained performance. Our underweight position reflects our expectation that upcoming changes in the regulatory environment will create a difficult operating environment.


Partially offsetting this weakness was a strong performance from the portfolio's consumer and retail holdings. Gains in both sectors reflect continued restructuring and industry consolidation across Japan and the rest of Asia, which has been evidenced by improvements in returns on invested capital notwithstanding the tough environment. While these structural changes have also taken place in sectors such as technology and manufacturing, they have been swamped by the economic downturn.


Looking forward, we believe Asian stock market is balanced between supportive valuations and liquidity on the positive side and macro and earnings pressure and global event risk on the negative side. Therefore, the short-term outlook is quite uncertain. However, we are at levels that are likely to provide significant opportunity in the medium to longer term and we continue to be encouraged by continuing substantial change and restructuring at the company level.


In addition, there are signs that we are nearing the most negative point (in terms of rates of change) in the industrial cycle - driven by the technology cycle - even if outright improvement is some way off. Production is already down significantly and we are seeing declines in inventories and a stabilization in orders in leading sectors such as electronic components.

INCOME-ORIENTED FUNDS

PRINCIPAL BOND FUND, INC.
LOGO
LOGO
                               William Armstrong
                                 Scott Bennett
                                  Lisa Stange
LOGO

                                                                                                              Morningstar

                                                 Lehman               Lehamn              Lipper              Intermediate

                                  Total Return    Baa                Aggregate           BBB Corp.             Term Bond

Year Ended October 31,    BON       w/Sales      Index      Total      Bond     Total    Fund Avg.    Total     Category
----------------------    ---       -------      -----     Return      ----     Return   ---------   Return     --------
                                     Charge
                                     ------
                           9,523                  10,000               10,000               10,000                 10,000
                  1992    10,613        11.45%    11,155     11.55%    10,740     7.40%     11,080     10.80%      10,982
                  1993    12,228        15.22%    12,928     15.89%    11,787     9.75%     12,754     15.11%      12,353
                  1994    11,493        -6.01%    12,354     -4.44%    11,443    -2.92%     12,069     -5.37%      11,798
                  1995    13,761        19.73%    14,743     19.34%    13,557    18.47%     13,803     14.37%      13,493
                  1996    14,413         4.74%    15,750      6.83%    14,049     3.63%     14,568      5.54%      14,204
                  1997    15,874        10.14%    17,350     10.16%    15,405     9.65%     15,962      9.57%      15,390
                  1998    17,106         7.76%    18,431      6.23%    16,744     8.69%     16,865      5.66%      16,575
                  1999    16,778        -1.92%    18,735      1.65%    16,607    -0.82%     16,900      0.21%      16,580
                  2000    17,320         3.23%    19,561      4.41%    18,538    11.63%     17,694      4.70%      17,530
                  2001    19,911        14.96%    22,515     15.10%    21,237    14.56%     19,902     12.48%      19,819



Year Ended October 31,   Total Return
----------------------

                  1992           9.82%
                  1993          12.48%
                  1994          -4.49%
                  1995          14.37%
                  1996           5.27%
                  1997           8.35%
                  1998           7.70%
                  1999           0.03%
                  2000           5.73%
                  2001          13.06%


LOGO


On January 3, 2001, the Federal Open Market Committee (FOMC), which sets the rate that banks charge for overnight reserve loans, reduced the federal funds rate by .50%, and began an unprecedented cycle of easing monetary policy in an attempt to revive the deteriorating U.S. economy. While corporate earnings were sluggish during the first quarter of 2001, the U.S. consumer continued to spend at a brisk pace and to lend considerable support to the economy. However, just as corporate profits were poised for a recovery in early 2002, consumer confidence began to wane. This trend was exacerbated by the September 11 terrorist attacks that virtually assured an economic recession in the United States and postponed the prospects for recovery further into 2002. The FOMC reduced the federal funds rate seven times during 2001 prior to the attacks, and then reduced rates two more times between September 11 and October 31. The federal funds rate was 2.5% as of October 31, 2001.


Corporate bond investors began the year looking past poor corporate earnings and focused on historically high-risk premiums and prospects for a late 2001 economic turnaround. Risk premiums of U.S. Treasuries remain high not only because of poor corporate performance and related price volatility, but because of the new risks introduced to the market after the attacks. Though market reactions remain severe for those companies that disappoint investors, corporate bonds outperformed all asset classes throughout the year until the attacks. This event drove investors to seek "safe haven" assets such as U.S. Treasuries and agencies. As a result, U.S. Treasury rates have fallen (prices have risen) across all maturities.


The Principal Bond Fund outperformed the Lehman Aggregate Index during the year as a result of disciplined sector and security selection. For the one-year period ended October 31, 2001, the Fund returned 9.51% compared to 14.56% for the Index. Throughout the year, we reduced the Fund's exposure to adverse corporate bond price movements and emphasized investments in those industries with the most visible earnings prospects. While the Fund is still overweight corporate bonds relative to the Index, this position has been significantly reduced throughout the year. For the year, the Fund's overweight to investment grade corporate bonds relative to the Index greatly enhanced returns, although some of this performance was given up after the attacks. The Fund benefited from being overweight to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), and being slightly underweight to agency mortgage-backed securities (MBS) relative to the Index. Being underweight in U.S. Treasuries and agencies relative to the Index hindered performance since the attacks. Performance was further diminished by holdings in below investment grade corporate bonds, although these positions were reduced throughout the year. We expect the current historically high-risk premiums to decline in 2002, which will cause outperformance in corporate bonds, CMBS, and ABS versus Treasuries. The portfolio is well positioned for this event.

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.

LOGO
                                 Martin Schafer

On January 3, 2001, the Federal Open Market Committee (FOMC), which sets the rate that banks charge for overnight reserve loans, reduced the federal funds rate by .50%, and began an unprecedented cycle of easing monetary policy in an attempt to revive the deteriorating U.S. economy. While corporate earnings were sluggish during the first quarter of 2001, the U.S. consumer continued to spend at a brisk pace and to lend considerable support to the economy. However, just as corporate profits were poised for a recovery in early 2002, consumer confidence began to wane. This trend was exacerbated by the September 11 terrorist attacks, virtually assuring a U.S economic recession and postponing the prospects for recovery further into 2002. The FOMC reduced the federal funds rate seven times during 2001 prior to the attacks, and then reduced rates two more times between September 11 and October 31. The federal funds rate was 2.5% as of October 31, 2001.

                                                                                            Morningstar

                                                 Lehman                Lipper              Intermediate

                                  Total Return    GNMA                  GNMA                  Gov't
Year Ended October 31,    GOV        @ NAV       Index      Total    Fund Avg.     Total     Category   Total Return
----------------------    ---        -----       -----     Return    ---------    Return     --------
                           9,525                  10,000                 10,000                 10,000
                  1992    10,334         8.49%    10,879      8.79%      10,831      8.31%      10,878         8.78%
                  1993    11,553        11.80%    11,704      7.58%      11,710      8.12%      11,939         9.75%
                  1994    10,830        -6.26%    11,524     -1.54%      11,349     -3.08%      11,396        -4.55%
                  1995    12,721        17.46%    13,274     15.19%      12,897     13.64%      12,954        13.67%
                  1996    13,492         6.06%    14,223      7.15%      13,613      5.55%      13,574         4.79%
                  1997    14,736         9.22%    15,533      9.21%      14,755      8.39%      14,638         7.84%
                  1998    15,824         7.38%    16,647      7.17%      15,754      6.77%      15,846         8.25%
                  1999    16,057         1.47%    17,161      3.09%      15,987      1.48%      15,792        -0.34%
                  2000    17,195         7.09%    18,512      7.87%      17,073      6.79%      16,815         6.48%
                  2001    19,196        11.64%    20,839     12.57%      19,142     12.12%      19,001        13.00%


LOGO


The Government Securities Income Fund underperformed the Lehman GNMA Index. For the one-year period ended October 31, 2001, the Fund returned 6.32% compared to 12.57% for the Index. This underperformance was largely attributable to the accelerated pace of prepayments experienced on higher interest rate mortgages held in the portfolio. As interest rates declined rapidly, homeowners acted quickly to refinance their high rate mortgages. This negatively impacted investors who owned those securities. While higher interest rate mortgages did not perform well, the Fund did benefit from a significant exposure to lower interest rate mortgages that did perform well.


The Fund continues to emphasize the exclusive use of government mortgage securities due to their higher yields, safety of principal, and favorable risk/return characteristics. While mortgage securities generally underperform Treasuries during a falling interest rate environment, their additional yield tends to result in superior long-term performance. The Fund remains positioned to perform well as we move into 2002

PRINCIPAL HIGH YIELD FUND, INC.

                                 Mark Denkinger
LOGO

The Federal Open Market Committee (FOMC), which sets the rate that banks charge for overnight reserve loans, actively attempted to revive a struggling U.S. economy during the past year. The high yield market reacted favorably as investors aggressively searched for yields following an unscheduled rate cut on January 3, 2001. However, by the end of first quarter 2001 it became evident that the economy was deteriorating faster than most observers anticipated and the situation required additional reductions in the federal funds rate.

                                              Lehman                Lipper               Morningstar

                               Total Return    High               High Yield             High Yield
                                              Yield
Year Ended October     HIY        @ NAV       Index      Total    Fund Avg.     Total     Category    Total Return
------------------     ---        -----       -----     Return    ---------    Return     --------
31,
---
                        9,525                  10,000                 10,000                 10,000
               1992    10,891        14.34%    11,525     15.25%      11,639     16.39%      11,608          16.08%
               1993    12,161        11.66%    13,588     17.90%      13,975     20.07%      13,884          19.61%
               1994    12,337         1.45%    13,754      1.22%      13,918     -0.41%      13,851          -0.24%
               1995    13,784        11.73%    15,911     15.68%      15,755     13.20%      15,641          12.92%
               1996    15,422        11.88%    17,677     11.10%      17,748     12.65%      17,640          12.78%
               1997    17,322        12.32%    20,102     13.72%      20,314     14.46%      20,244          14.76%
               1998    16,771        -3.18%    20,001     -0.50%      19,633     -3.35%      19,598          -3.19%
               1999    17,242         2.81%    20,869      4.34%      20,931      6.61%      20,848           6.38%
               2000    16,704        -3.12%    20,533     -1.61%      20,351     -2.77%      20,177          -3.22%
               2001    15,976        -4.36%    20,500     -0.16%      19,537     -4.00%      19,311          -4.29%


LOGO


The September 11 terrorist attacks dealt a significant blow to the struggling economy and an already challenged high yield market. The impact on the high yield market is clearly reflected in the performance of the Principal High Yield Fund. The Fund posted a total return of -8.94% for the year, and underperformed the Lehman High Yield Index which returned -0.16%. The underperformance of the Fund relative to its benchmark is a result of poor individual security selection within the communications sector. The communications sector, the largest component of the Index, experienced significant problems during the year that led to many defaults. More specifically, our overweighted position in wireline companies such as Global Crossing, McLeod USA and Nextlink Communications impaired results. The negative returns experienced by both the Fund and the Index are attributable to economic conditions, poor corporate earnings, and increased corporate default rates.


Market volatility remains extremely high. Disappointing corporate earnings were compounded by the effects of the attacks. Uncertainty stemming from the possibility of future acts of terrorism and a corresponding lack of direction in the equity markets has limited a high yield market recovery. Corporate default rates continue to increase and are near record levels. Defaults are expected to peak in first quarter 2002 and then improve. All these factors have led to a flight to quality and have driven the outperformance of BB rated bonds beyond the performance of bonds rated single B. This trend will not reverse until economic conditions improve. While near-term prospects remain cloudy due to poor corporate visibility and the recession, we remain optimistic about prospects for the high yield market. Given the FOMC's continued easing of the federal funds rate and the prospects for an economic recovery in 2002, high yield offers tremendous value, as yields are now very high versus historical levels.


The Principal High Yield Fund has a current average quality of BB/BB-. We increased our credit quality over the last year, a prudent strategy given the current economic environment and difficult market conditions. While the credit quality changed, our investment philosophy has not. We continue to be more concerned about investing in companies with strong management and good earnings momentum, regardless of ratings. Due to its low correlation with other asset classes, high yield bonds continue to be a valuable asset for building well-diversified portfolios. High yield bonds should rebound and produce strong results as the economy and corporate earnings show improvement.

PRINCIPAL LIMITED TERM BOND FUND, INC.

LOGO
                                 Martin Schafer

In the wake of a weakening U.S. economy and decelerating corporate earnings, the Federal Reserve started 2001 with the first of nine interest rate cuts. As stock market losses continued to mount, investors reallocated assets out of equities and into fixed income securities, further impacting the performance of both markets. The September 11 terrorist attacks further reduced investor risk tolerance, driving investors to seek the safe haven of U.S. Treasury securities at the expense of other asset classes. While the attacks undoubtedly deepened our economic decline, a potent combination of monetary and fiscal stimulus is now in place that will hasten our ultimate recovery.

                                                                    Lehman
                                            Lehman                  Mutual               Lipper Short-Int.            Morningstar
                                                                     Fund
                            Total Return  Gov't Corp              1-5 Gov't/             Investment Grade                Short
                                                                                               Bond                    Term Bond
Year Ended Oct      LBD       w/Sales      Int. Index    Total      Credit      Total        Fund Avg.        Total    Category
--------------      ---       -------     -----------   Return     -------     Return        ---------       Return    --------
31,                            Charge                               Index
---                            ------                               -----
                     9,850                     10,000                 10,000                        10,000                10,000
            1996    10,207         3.62%       10,368      3.68%      10,371      3.71%             10,357      3.57%     10,343
            1997    10,895         6.74%       11,145      7.49%      11,086      6.89%             11,032      6.52%     11,013
            1998    11,611         6.57%       12,161      9.12%      12,012      8.35%             11,801      6.97%     11,726
            1999    11,823         1.83%       12,281      0.99%      12,283      2.26%             11,971      1.44%     12,018
            2000    12,525         5.94%       13,157      7.13%      13,052      6.26%             12,652      5.69%     12,733
            2001    13,948        11.36%       15,032     14.25%      14,719     12.77%             14,102     11.46%     14,118



Year Ended Oct       Total
--------------      Return
31,
---

            1996        3.43%
            1997        6.48%
            1998        6.47%
            1999        2.49%
            2000        5.95%
            2001       10.88%


LOGO


The Principal Limited Term Bond Fund returned 9.74%, compared to 12.77% for the Lehman Mutual Fund 1-5 Year Government/Credit Index for the one-year period ended October 31, 2001. Performance was attributable to holdings in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and corporate bonds. An underweighted position in U.S. Treasuries in the period immediately after the attacks dampened results slightly. With the yield advantage (relative to Treasuries) of corporate bonds, and ABS and CMBS near a historical high, a significant overweighting in these sectors remains warranted.


We believe that by employing a disciplined investment process, focusing on sector and security selection, we will reward our clients with favorable results over a reasonable period of time. By exploiting our research expertise in a variety of market sectors, we have ample opportunity to enhance portfolio return, while simultaneously providing the security of a well-diversified portfolio.

PRINCIPAL TAX-EXEMPT BOND FUND, INC.

LOGO
                                 Robert Martin
LOGO
                                 Martin Schafer

The Principal Tax Exempt Bond Fund provided investors with a steady, reliable stream of tax-exempt income and a competitive positive total return in fiscal year 2001. During the year, the portfolio was realigned more closely to the general municipal market. This resulted in increased sector diversification, improved average quality, increased liquidity and greater performance potential.

                                                                                             Morningstar

                                              Lehman                 Lipper                    Muni
                                                                                             National
                               Total Return  Municpal             General Muni                 Long
Year Ended October     TAX        @ NAV        Bond     Total    Debt Fund Avg.     Total    Category      Total
------------------     ---        -----        ----     Return   --------------    Return    --------     Return
31,                                           Index
---                                           -----
                        9,525                  10,000                     10,000                10,000
               1992    10,264         7.76%    10,839     8.39%           10,739      7.39%     10,737        7.37%
               1993    11,880        15.74%    12,365    14.08%           12,398     15.45%     12,392       15.41%
               1994    11,000        -7.41%    11,826    -4.36%           11,671     -5.86%     11,652       -5.97%
               1995    12,763        16.03%    13,581    14.84%           13,270     13.70%     13,269       13.88%
               1996    13,539         6.08%    14,355     5.70%           13,948      5.11%     13,960        5.21%
               1997    14,717         8.70%    15,574     8.49%           15,081      8.12%     15,121        8.32%
               1998    15,712         6.76%    16,823     8.02%           16,155      7.12%     16,210        7.20%
               1999    15,318        -2.51%    16,525    -1.77%           15,480     -4.18%     15,518       -4.27%
               2000    16,208         5.81%    17,931     8.51%           16,619      7.36%     16,572        6.79%
               2001    17,712         9.28%    19,816    10.51%           18,219      9.63%     18,125        9.37%


LOGO


For the one-year period ended October 31, 2001, the Fund returned 4.10% compared to 10.51% for the Index. The Fund underperformed the Lehman Municipal Bond Index for two reasons. The Fund was overweighted BBB and single A rated bonds and was negatively impacted by adverse credit spread widening (differences in yields of BBB rated and AAA rated bonds increased) that occurred in November and December 2000. The Fund's performance also suffered from being overweight in short callable bonds, which lagged the market in the declining rate environment that prevailed for the period. However, subsequent strategic moves to increase sector diversification, improve credit quality and increase call protection reversed this negative trend (on a cumulative basis, the Fund outperformed the Lehman Municipal Bond Index from January through October 2001).


The U.S. economy continued to deteriorate in 2001. The unemployment rate reached 5.4% in October 2001 and is expected to go above 6% in 2002. Gross domestic product (GDP) grew at a negative .4% in third quarter 2001 and we anticipate negative growth in fourth quarter 2001 and possibly into 2002. Inflation remains subdued. The Federal Open Market Committee, which sets the rate that banks charge for overnight reserve loans, cut the federal funds rate nine times through October 31 and a second fiscal stimulus package is working its way through Washington. Both of these stimulative measures are expected to help provide a better environment for economic recovery in 2002.


By improving credit quality, increasing liquidity, and structuring the portfolio to be more in line with the overall market, we expect less volatile performance and to continue to provide a high level of tax-free income in the coming year.


PRINCIPAL CASH MANAGEMENT FUND, INC.

LOGO
                                Michael Johnson
LOGO
                                Alice Robertson

On January 3, 2001 the Federal Reserve (Fed) commenced an easing mode that would continue throughout the course of the year. The targeted Federal Funds rate* was lowered a total of seven times between January and August moving from 6.50% to 3.50%. The Fed continued to conclude that "...the risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future." In response to the terrorist attacks on September 11 the Fed lowered rates by an additional .50% because of the associated uncertain impact on the economy and the financial markets. Another .50% cut to 2.50% came at the October 2 Federal Open Market Committee (FOMC) meeting. The Fed left the door open for further downward adjustments stating "the terrorist attacks have significantly heightened uncertainty in an economy that was already weak." The industry average maturity over the course of fiscal 2001 was in the 52-60 day range with upward movements coming as funds tried to lock in higher rates. The Principal Cash Management Fund strives to stay in line with the industry averages in both yield and maturity. The Fund continues to choose from a list of high quality investments that is actively monitored by our fixed-income analytical staff.


Investment in the money market funds is neither insured nor guaranteed by the U.S. Government. While the fund strives to maintain a $1.00 per share net asset value, it is possible to lose money by investing in it.


* The Federal Funds rate is the rate at which banks lend to each other on an overnight basis.

IMPORTANT NOTES



LIPPER BALANCED FUND AVERAGE: . This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 448 funds.



LIPPER CORPORATE DEBT BBB RATED FUND AVERAGE: . This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 151 funds.



LIPPER EMERGING MARKETS FUND AVERAGE: . This average consists of funds which invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. The one-year average currently contains 182 funds.



LIPPER EUROPEAN REGION FUND AVERAGE: . This average consists of funds that concentrate investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region. The one-year average currently consists of 166 funds.



LIPPER GENERAL MUNICIPAL DEBT FUND AVERAGE: . This average consists of funds which invest at least 65% of their assets in the top four credit ratings. The one-year average currently contains 272 funds.



LIPPER GNMA FUND AVERAGE: . This average consists of funds which invest at least 65% of their assets in Government National Mortgage Association securities. The one-year average currently contains 59 funds.



LIPPER HIGH CURRENT YIELD FUND AVERAGE: . This average consists of funds which aim at high (relative) current yield from fixed-income securities. No quality or maturity restrictions. They tend to invest in lower grade debt issues. The one -year average currently contains 387 funds.



LIPPER INTERNATIONAL FUND AVERAGE: . This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 712 funds.



LIPPER INTERNATIONAL SMALL-CAP FUND AVERAGE: . This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 83 funds.



LIPPER LARGE-CAP CORE FUND AVERAGE: . This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 688 funds.



LIPPER LARGE-CAP GROWTH FUND AVERAGE: . This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 796 funds.



LIPPER LARGE-CAP VALUE FUND AVERAGE: . This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 273 funds.

LIPPER MID-CAP CORE FUND AVERAGE: . This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 140 funds.



LIPPER MID-CAP GROWTH FUND AVERAGE: . This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 420 funds.



LIPPER PACIFIC REGION FUND AVERAGE: . This average consists of funds that concentrate investments in equity securities with primary trading markets operations concentrated in the Western Pacific Basin region or a single country within this region. The one-year average currently contains 66 funds.



LIPPER REAL ESTATE FUND AVERAGE: . This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 138 funds.



LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUND AVERAGE: . This average consists of funds which invest at least 65% of their assets in investment-grade debt issues rated in the top four grades with dollar-weighted average maturities of one to five years. The one-year average currently contains 122 funds.



LIPPER SMALL-CAP CORE FUND AVERAGE: . This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The one-year average currently contains 241 funds.



LIPPER SMALL-CAP GROWTH FUND AVERAGE: . This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 354 funds.



LIPPER S&P 500 INDEX FUND AVERAGE: . This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 151 funds.



LIPPER UTILITIES FUND AVERAGE: . This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 94 funds.



MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY: . Diversified emerging-markets funds invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.



MORNINGSTAR DIVERSIFIED PACIFIC/ASIA STOCK CATEGORY: . Diversified Pacific/Asia stock funds have a wider investment range than other Asia-oriented funds. While Japan funds focus exclusively on Japan and Pacific ex-Japan funds emphasize Asia's developing nations, these funds can invest throughout the Pacific Rim, including Australia and New Zealand.



MORNINGSTAR DOMESTIC HYBRID CATEGORY: . Domestic-hybrid funds divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.



MORNINGSTAR EUROPE STOCK CATEGORY: . Europe-stock funds invest in companies based in Europe. Most of these funds emphasize the region's larger and more developed markets. Currency fluctuations frequently affect investors' returns.

MORNINGSTAR FOREIGN STOCK CATEGORY: . Foreign-stock funds can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.



MORNINGSTAR HIGH YIELD CATEGORY: . High-Yield bond funds concentrate on lower-quality bonds. These funds generally offer high yields than other types of funds - but they are also more vulnerable to economic and credit risk.



MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY: . Intermediate-term bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.



MORNINGSTAR INTERMEDIATE GOVERNMENT BOND CATEGORY: . Intermediate-term government funds devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.



MORNINGSTAR LARGE BLEND CATEGORY: . Large-cap blend funds focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.



MORNINGSTAR LARGE GROWTH CATEGORY: . Large-cap growth funds invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.



MORNINGSTAR LARGE VALUE CATEGORY: . Large-cap value funds focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.



MORNINGSTAR MID-CAP BLEND CATEGORY: . The typical mid-cap blend fund invests in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.



MORNINGSTAR MID-CAP GROWTH CATEGORY: . Some mid-cap growth funds invest in stocks of all sizes, but most focus directly on mid-size companies. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.



MORNINGSTAR MUNI NATIONAL LONG CATEGORY: . Muni National Long-Term Bond funds invest municipal bonds. Such bonds are issued by various state and local governments to fund public projects and are free from federal taxes. To lower risk, these funds spread their assets across many states and sectors. They focus on bonds with maturities of 10 years or more.



MORNINGSTAR SHORT-TERM BOND CATEGORY: . Short-term bond funds have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.



MORNINGSTAR SMALL BLEND CATEGORY: . Small-cap blend funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.



MORNINGSTAR SMALL GROWTH CATEGORY: . Small-cap growth funds focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.

MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY: . Specialty real-estate funds invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.



MORNINGSTAR SPECIALTY - UTILITIES: . Specialty-utilities funds invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS BAA CORPORATE INDEX is an unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.


LEHMAN BROTHERS GNMA INDEX is an unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.


LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS HIGH YIELD COMPOSITE BOND INDEX is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.



LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX: . An unmanaged index of U.S. Government agency and Treasury securities and investment-grade corporate debt securities with maturities of five to ten years


LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan,

Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE (15) INDEX is a capitalization-weighted index. The index is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) PACIFIC FREE INDEX is a market capitalization-weighted index representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


SALOMON SMITH BARNEY DISC < $2 BILLION INDEX consists of companies that are generally larger than those in Salomon Smith Barney's standard small-cap indices. It contains a full complement of region, country, sector and industry indices.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                   BALANCED        BLUE CHIP
                                                  FUND, INC.      FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .............  $127,861,338    $206,416,006
                                                 ============    ============
ASSETS
Investment in securities--at value.............  $116,549,420    $189,276,547
Cash...........................................        17,397          12,501
Receivables:
 Dividends and interest........................       594,728         152,519
 Investment securities sold....................       932,409              --
Other assets...................................         5,274           3,193
                                                 ------------    ------------
                                   Total Assets   118,099,228     189,444,760
LIABILITIES
Accrued expenses...............................       111,485         255,134
Payables:
 Capital Shares reacquired.....................        61,338         243,919
 Investment securities purchased...............     1,931,576              --
                                                 ------------    ------------
                              Total Liabilities     2,104,399         499,053
                                                 ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...  $115,994,829    $188,945,707
                                                 ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital..  $127,554,838    $211,085,103
Accumulated undistributed (overdistributed) net
 investment income (operating loss)............       294,815              --
Accumulated undistributed (overdistributed) net
 realized gain (loss)..........................      (542,906)     (4,999,937)
Net unrealized appreciation (depreciation) of
 investments...................................   (11,311,918)    (17,139,459)
                                                 ------------    ------------
                               Total Net Assets  $115,994,829    $188,945,707
                                                 ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..............................   100,000,000     100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets............................  $ 80,546,637    $120,172,516
  Shares issued and outstanding................     6,620,275       7,053,713
  Net asset value per share....................  $      12.17    $      17.04
  Maximum offering price per share /(a)/ ......  $      12.78    $      17.89
                                                 ============    ============

Class B: Net Assets............................  $ 17,900,106    $ 38,531,061
  Shares issued and outstanding................     1,477,022       2,313,908
  Net asset value per share /(b)/ .............  $      12.12    $      16.65
                                                 ============    ============

Class C: Net Assets............................  $    396,091    $    998,915
  Shares issued and outstanding................        33,401          60,208
  Net asset value per share /(b)/ .............  $      11.86    $      16.59
                                                 ============    ============

Class R: Net Assets............................  $ 17,151,995    $ 29,243,215
  Shares issued and outstanding................     1,421,000       1,738,130
  Net asset value per share....................  $      12.07    $      16.82
                                                 ============    ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                  PRINCIPAL       PRINCIPAL
                                                CAPITAL VALUE       GROWTH
                                                 FUND, INC.       FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ............  $458,767,181    $ 495,713,827
                                                ============    =============
ASSETS
Investment in securities--at value............  $442,574,878    $ 386,603,930
Cash..........................................        12,501           12,501
Receivables:
 Capital Shares sold..........................        46,302          135,207
 Dividends and interest.......................       713,836          195,787
 Investment securities sold...................            --        2,818,221
Other assets..................................        30,297           14,114
                                                ------------    -------------
                                  Total Assets   443,377,814      389,779,760
LIABILITIES
Accrued expenses..............................       226,087          305,831
Payables:
 Capital Shares reacquired....................       341,384          419,046
 Investment securities purchased..............            --        3,029,331
                                                ------------    -------------
                             Total Liabilities       567,471        3,754,208
                                                ------------    -------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ..  $442,810,343    $ 386,025,552
                                                ============    =============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital.  $471,232,231    $ 548,974,285
Accumulated undistributed (overdistributed)
 net investment income (operating loss).......     2,989,993               --
Accumulated undistributed (overdistributed)
 net realized gain (loss).....................   (15,219,578)     (53,838,836)
Net unrealized appreciation (depreciation) of
 investments..................................   (16,192,303)    (109,109,897)
                                                ------------    -------------
                              Total Net Assets  $442,810,343    $ 386,025,552
                                                ============    =============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.............................   100,000,000      100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets...........................  $386,826,802    $ 291,540,943
  Shares issued and outstanding...............    18,768,576       10,773,118
  Net asset value per share...................  $      20.61    $       27.06
  Maximum offering price per share /(a)/ .....  $      21.64    $       28.41
                                                ============    =============

Class B: Net Assets...........................  $ 32,975,483    $  64,110,907
  Shares issued and outstanding...............     1,617,795        2,425,754
  Net asset value per share /(b)/ ............  $      20.38    $       26.43
                                                ============    =============

Class C: Net Assets...........................  $    628,292    $   1,355,380
  Shares issued and outstanding...............        31,513           52,161
  Net asset value per share /(b)/ ............  $      19.94    $       25.98
                                                ============    =============

Class R: Net Assets...........................  $ 22,379,766    $  29,018,322
  Shares issued and outstanding...............     1,098,845        1,097,617
  Net asset value per share...................  $      20.37    $       26.44
                                                ============    =============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                  PRINCIPAL        PRINCIPAL
                                                LARGECAP STOCK       MIDCAP
                                               INDEX FUND, INC.    FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ...........   $ 48,575,662      $397,055,797
                                                ============      ============
ASSETS
Investment in securities--at value...........   $ 39,300,634      $418,148,694
Cash.........................................         12,669            17,562
Receivables:
 Capital Shares sold.........................            629            44,320
 Dividends and interest......................         30,648           216,436
 Investment securities sold..................             --         2,753,844
 Variation margin on futures contracts.......          3,000                --
Other assets.................................            408             7,511
                                                ------------      ------------
                                 Total Assets     39,347,988       421,188,367
LIABILITIES
Accrued expenses.............................         63,036           261,045
Payables:
 Capital Shares reacquired...................          8,961           553,405
 Investment securities purchased.............             --         3,594,483
                                                ------------      ------------
                            Total Liabilities         71,997         4,408,933
                                                ------------      ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .   $ 39,275,991      $416,779,434
                                                ============      ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital   $ 50,044,009      $382,753,626
Accumulated undistributed (overdistributed)
 net investment income (operating loss)......         76,977           397,162
Accumulated undistributed (overdistributed)
 net realized gain (loss)....................     (1,569,967)       12,535,749
Net unrealized appreciation (depreciation) of
 investments.................................     (9,275,028)       21,092,897
                                                ------------      ------------
                             Total Net Assets   $ 39,275,991      $416,779,434
                                                ============      ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized............................    100,000,000       100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets..........................   $ 15,885,715      $319,522,532
  Shares issued and outstanding..............      2,022,422         9,659,326
  Net asset value per share..................   $       7.85      $      33.08
  Maximum offering price per share /(a)/ ....   $       7.97      $      34.73
                                                ============      ============

Class B: Net Assets..........................   $  4,731,243      $ 71,330,479
  Shares issued and outstanding..............        603,504         2,246,305
  Net asset value per share /(b)/ ...........   $       7.84      $      31.75
                                                ============      ============

Class C: Net Assets..........................   $  1,390,244      $    993,291
  Shares issued and outstanding..............        177,571            31,663
  Net asset value per share /(b)/ ...........   $       7.83      $      31.37
                                                ============      ============

Class R: Net Assets..........................   $ 17,268,789      $ 24,933,132
  Shares issued and outstanding..............      2,207,541           783,973
  Net asset value per share..................   $       7.82      $      31.80
                                                ============      ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 1.50% of the offering price or 1.52% of the net asset value for Principal LargeCap Stock Index Fund, Inc. and 4.75% of the offering price or 4.99% of the net asset value for Principal MidCap Fund, Inc.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                          PARTNERS EQUITY    PARTNERS LARGECAP
                                         GROWTH FUND, INC.   BLEND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....    $ 66,530,280        $ 11,700,264
                                           ============        ============
ASSETS
Investment in securities--at value.....    $ 61,756,827        $ 10,966,336
Cash...................................       1,241,056             745,926
Receivables:
 Capital Shares sold...................              --             147,792
 Dividends and interest................          34,744              10,991
 Investment securities sold............         942,948             158,553
Other assets...........................             728                  65
                                           ------------        ------------
                           Total Assets      63,976,303          12,029,663
LIABILITIES
Accrued expenses.......................          58,319              21,981
Payables:
 Capital Shares reacquired.............           7,738                  --
 Investment securities purchased.......         994,762             571,826
                                           ------------        ------------
                      Total Liabilities       1,060,819             593,807
                                           ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................    $ 62,915,484        $ 11,435,856
                                           ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................    $ 89,884,082        $ 12,452,879
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................     (22,195,145)           (283,095)
Net unrealized appreciation
 (depreciation) of investments.........      (4,773,453)           (733,928)
                                           ------------        ------------
                       Total Net Assets    $ 62,915,484        $ 11,435,856
                                           ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................     100,000,000         100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................    $ 38,303,308        $  7,694,371
  Shares issued and outstanding........       5,024,596             855,019
  Net asset value per share............    $       7.62        $       9.00
  Maximum offering price per share
 /(a)/ ................................    $       8.00        $       9.45
                                           ============        ============

Class B: Net Assets....................    $ 15,419,170        $  2,669,790
  Shares issued and outstanding........       2,050,798             298,592
  Net asset value per share /(b)/ .....    $       7.52        $       8.94
                                           ============        ============

Class C: Net Assets....................    $  2,062,846        $  1,071,695
  Shares issued and outstanding........         275,604             119,881
  Net asset value per share /(b)/ .....    $       7.48        $       8.94
                                           ============        ============

Class R: Net Assets....................    $  7,130,160
  Shares issued and outstanding........         942,914
  Net asset value per share............    $       7.56
                                           ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                         PARTNERS LARGECAP   PARTNERS LARGECAP
                                         GROWTH FUND, INC.   VALUE FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....    $ 11,756,861        $ 11,896,765
                                           ============        ============
ASSETS
Investment in securities--at value.....    $ 10,830,210        $ 11,404,593
Cash...................................         325,605             831,662
Receivables:
 Capital Shares sold...................           8,526             108,740
 Dividends and interest................             271              14,117
Other assets...........................             132                  69
                                           ------------        ------------
                           Total Assets      11,164,744          12,359,181
LIABILITIES
Accrued expenses.......................          30,518              19,589
Payables:
 Investment securities purchased.......              --             117,258
                                           ------------        ------------
                      Total Liabilities          30,518             136,847
                                           ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................    $ 11,134,226        $ 12,222,334
                                           ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................    $ 18,874,144        $ 12,580,983
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...............              --              11,602
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................      (6,813,267)            121,921
Net unrealized appreciation
 (depreciation) of investments.........        (926,651)           (492,172)
                                           ------------        ------------
                       Total Net Assets    $ 11,134,226        $ 12,222,334
                                           ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................     100,000,000         100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................    $  6,631,790        $  8,146,138
  Shares issued and outstanding........       1,495,598             816,549
  Net asset value per share............    $       4.43        $       9.98
  Maximum offering price per share
 /(a)/ ................................    $       4.65        $      10.48
                                           ============        ============

Class B: Net Assets....................    $  2,580,847        $  2,786,286
  Shares issued and outstanding........         589,131             280,989
  Net asset value per share /(b)/ .....    $       4.38        $       9.92
                                           ============        ============

Class C: Net Assets....................    $    559,642        $  1,289,910
  Shares issued and outstanding........         127,821             130,096
  Net asset value per share /(b)/ .....    $       4.38        $       9.92
                                           ============        ============

Class R: Net Assets....................    $  1,361,947
  Shares issued and outstanding........         309,505
  Net asset value per share............    $       4.40
                                           ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                          PARTNERS MIDCAP    PARTNERS SMALLCAP
                                         GROWTH FUND, INC.   GROWTH FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....    $ 14,850,123        $  5,501,545
                                           ============        ============
ASSETS
Investment in securities--at value.....    $ 17,720,479        $  5,394,687
Cash...................................         683,829             679,662
Receivables:
 Capital Shares sold...................           2,249               7,382
 Dividends and interest................           3,898                 590
 Investment securities sold............         566,731              49,218
Other assets...........................             192                  50
                                           ------------        ------------
                           Total Assets      18,977,378           6,131,589
LIABILITIES
Accrued expenses.......................          49,235              28,928
Payables:
 Capital Shares reacquired.............          23,379                  --
 Investment securities purchased.......         952,034             105,580
                                           ------------        ------------
                      Total Liabilities       1,024,648             134,508
                                           ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................    $ 17,952,730        $  5,997,081
                                           ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................    $ 30,889,550        $  8,544,282
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................     (15,807,176)         (2,440,343)
Net unrealized appreciation
 (depreciation) of investments.........       2,870,356            (106,858)
                                           ------------        ------------
                       Total Net Assets    $ 17,952,730        $  5,997,081
                                           ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................     100,000,000         100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................    $ 11,206,557        $  4,106,962
  Shares issued and outstanding........       2,461,903             657,855
  Net asset value per share............    $       4.55        $       6.24
  Maximum offering price per share
 /(a)/ ................................    $       4.78        $       6.55
                                           ============        ============

Class B: Net Assets....................    $  3,967,294        $  1,230,147
  Shares issued and outstanding........         882,874             198,327
  Net asset value per share /(b)/ .....    $       4.49        $       6.20
                                           ============        ============

Class C: Net Assets....................    $    763,268        $    659,972
  Shares issued and outstanding........         169,897             106,405
  Net asset value per share /(b)/ .....    $       4.49        $       6.20
                                           ============        ============

Class R: Net Assets....................    $  2,015,611
  Shares issued and outstanding........         446,469
  Net asset value per share............    $       4.51
                                           ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                  REAL ESTATE      SMALLCAP
                                                  FUND, INC.      FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .............  $ 23,964,709    $107,434,490
                                                 ============    ============
ASSETS
Investment in securities--at value.............  $ 25,366,415    $ 88,721,462
Cash...........................................        12,500          12,501
Receivables:
 Capital Shares sold...........................       156,816          13,368
 Dividends and interest........................        32,475          19,423
 Investment securities sold....................            --         462,415
Other assets...................................           252           1,092
                                                 ------------    ------------
                                   Total Assets    25,568,458      89,230,261
LIABILITIES
Accrued expenses...............................        28,191         110,170
Payables:
 Capital Shares reacquired.....................            --         147,185
 Investment securities purchased...............            --       1,151,840
                                                 ------------    ------------
                              Total Liabilities        28,191       1,409,195
                                                 ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...  $ 25,540,267    $ 87,821,066
                                                 ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital..  $ 25,474,164    $117,961,870
Accumulated undistributed (overdistributed) net
 investment income (operating loss)............        35,993              --
Accumulated undistributed (overdistributed) net
 realized gain (loss)..........................    (1,371,596)    (11,427,776)
Net unrealized appreciation (depreciation) of
 investments...................................     1,401,706     (18,713,028)
                                                 ------------    ------------
                               Total Net Assets  $ 25,540,267    $ 87,821,066
                                                 ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..............................   100,000,000     100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets............................  $ 12,700,592    $ 53,762,961
  Shares issued and outstanding................     1,343,501       7,076,965
  Net asset value per share....................  $       9.45    $       7.60
  Maximum offering price per share /(a)/ ......  $       9.92    $       7.98
                                                 ============    ============

Class B: Net Assets............................  $  5,662,681    $ 17,342,394
  Shares issued and outstanding................       601,466       2,356,303
  Net asset value per share /(b)/ .............  $       9.41    $       7.36
                                                 ============    ============

Class C: Net Assets............................  $    339,799    $  1,039,982
  Shares issued and outstanding................        36,233         141,126
  Net asset value per share /(b)/ .............  $       9.38    $       7.37
                                                 ============    ============

Class R: Net Assets............................  $  6,837,195    $ 15,675,729
  Shares issued and outstanding................       724,945       2,085,461
  Net asset value per share....................  $       9.43    $       7.52
                                                 ============    ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                   UTILITIES
                                                                  FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ............................   $104,920,467
                                                                 ============
ASSETS
Investment in securities--at value............................   $ 96,126,478
Cash..........................................................         13,430
Receivables:
 Dividends and interest.......................................        148,915
Other assets..................................................          1,963
                                                                 ------------
                                                  Total Assets     96,290,786
LIABILITIES
Accrued expenses..............................................         86,448
Payables:
 Capital Shares reacquired....................................         74,202
                                                                 ------------
                                             Total Liabilities        160,650
                                                                 ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ..................   $ 96,130,136
                                                                 ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital.................   $111,012,142
Accumulated undistributed (overdistributed) net investment
 income (operating loss)......................................        147,381
Accumulated undistributed (overdistributed) net realized gain
 (loss).......................................................     (6,235,398)
Net unrealized appreciation (depreciation) of investments.....     (8,793,989)
                                                                 ------------
                                              Total Net Assets   $ 96,130,136
                                                                 ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.............................................    100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets...........................................   $ 72,580,776
  Shares issued and outstanding...............................      6,791,590
  Net asset value per share...................................   $      10.69
  Maximum offering price per share /(a)/ .....................   $      11.22
                                                                 ============

Class B: Net Assets...........................................   $ 15,152,206
  Shares issued and outstanding...............................      1,423,856
  Net asset value per share /(b)/ ............................   $      10.64
                                                                 ============

Class C: Net Assets...........................................   $    688,027
  Shares issued and outstanding...............................         65,747
  Net asset value per share /(b)/ ............................   $      10.46
                                                                 ============

Class R: Net Assets...........................................   $  7,709,127
  Shares issued and outstanding...............................        723,174
  Net asset value per share...................................   $      10.66
                                                                 ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                   BALANCED        BLUE CHIP
                                                  FUND, INC.      FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends.....................................  $    981,182    $  2,763,276
 Interest......................................     3,457,652         456,186
 Security lending..............................            --          11,086
                                                 ------------    ------------
                                   Total Income     4,438,834       3,230,548
Expenses:
 Management and investment advisory fees.......       749,308       1,379,123
 Distribution fees - Class A...................       216,268         355,901
 Distribution fees - Class B...................       160,805         392,938
 Distribution fees - Class C...................         4,147          12,202
 Distribution fees - Class R...................       115,439         228,580
 Registration fees - Class A...................         8,796          13,000
 Registration fees - Class B...................         9,358           9,000
 Registration fees - Class C...................         8,431           8,493
 Registration fees - Class R...................         6,787           8,309
 Shareholder reports -  Class A................        11,208          19,572
 Shareholder reports -  Class B................         3,637           8,750
 Shareholder reports -  Class C................         1,538           2,870
 Shareholder reports -  Class R................         2,924           4,586
 Transfer and administrative fees - Class A....       122,994         285,090
 Transfer and administrative fees - Class B....        41,065         130,319
 Transfer and administrative fees - Class C....         1,351           3,602
 Transfer and administrative fees - Class R....        48,750         107,288
 Auditing and legal fees.......................         6,573           9,123
 Custodian fees................................        19,270           5,423
 Directors' fees...............................         7,516          13,078
 Registration fees.............................         9,994          20,000
 Transfer and administrative fees..............       386,528         920,196
 Other expenses................................        12,141          20,495
                                                 ------------    ------------
                                 Total Expenses     1,954,828       3,957,938
                                                 ------------    ------------
         Net Investment Income (Operating Loss)     2,484,006        (727,390)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.......................      (496,119)     (4,999,937)
Change in unrealized appreciation/depreciation
 of:
 Investments...................................   (19,921,107)    (73,404,843)
                                                 ------------    ------------
     Net Realized and Unrealized Gain (Loss) on
                                    Investments   (20,417,226)    (78,404,780)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations  $(17,933,220)   $(79,132,170)
                                                 ============    ============



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                  PRINCIPAL       PRINCIPAL
                                                CAPITAL VALUE       GROWTH
                                                 FUND, INC.       FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends....................................  $  8,721,922    $   2,807,859
 Interest.....................................       512,600          152,805
                                                ------------    -------------
                                  Total Income     9,234,522        2,960,664
Expenses:
 Management and investment advisory fees......     2,856,379        2,881,203
 Distribution fees - Class A..................       582,401          937,994
 Distribution fees - Class B..................       249,343          591,232
 Distribution fees - Class C..................         6,566           17,151
 Distribution fees - Class R..................       164,648          247,811
 Registration fees - Class A..................        13,869           29,021
 Registration fees - Class B..................        10,599           17,777
 Registration fees - Class C..................         5,221            9,174
 Registration fees - Class R..................         2,582           11,947
 Shareholder reports -  Class A...............        24,357           39,845
 Shareholder reports -  Class B...............         6,430           13,480
 Shareholder reports -  Class C...............         1,976            3,350
 Shareholder reports -  Class R...............         3,458            4,929
 Transfer and administrative fees - Class A...       355,682          641,179
 Transfer and administrative fees - Class B...        96,388          199,140
 Transfer and administrative fees - Class C...         2,160            5,543
 Transfer and administrative fees - Class R...        77,889          120,323
 Auditing and legal fees......................         9,208            6,837
 Custodian fees...............................         5,358               --
 Directors' fees..............................        26,107           27,957
 Registration fees............................         7,914           33,361
 Transfer and administrative fees.............       656,582        1,377,304
 Other expenses...............................        41,879           44,926
                                                ------------    -------------
                                Total Expenses     5,206,996        7,261,484
                                                ------------    -------------
        Net Investment Income (Operating Loss)     4,027,526       (4,300,820)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions......................   (15,219,578)     (53,838,835)
Change in unrealized appreciation/depreciation
 of:
 Investments..................................   (58,022,879)    (230,768,511)
                                                ------------    -------------
    Net Realized and Unrealized Gain (Loss) on
                                   Investments   (73,242,457)    (284,607,346)
                                                ------------    -------------
         Net Increase (Decrease) in Net Assets
                     Resulting from Operations  $(69,214,931)   $(288,908,166)
                                                ============    =============



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                 PRINCIPAL         PRINCIPAL
                                               LARGECAP STOCK       MIDCAP
                                              INDEX FUND, INC.    FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends..................................   $    460,409      $  4,956,582
 Interest...................................         93,209         1,282,574
 Security lending...........................             --            43,792
                                               ------------      ------------
                                Total Income        553,618         6,282,948
Expenses:
 Management and investment advisory fees....        130,043         2,573,181
 Distribution fees - Class A................         21,076           782,111
 Distribution fees - Class B................         16,135           482,831
 Distribution fees - Class C................          6,797             9,120
 Distribution fees - Class R................         74,285           188,187
 Registration fees - Class A................          4,101            24,505
 Registration fees - Class B................          6,279             8,495
 Registration fees - Class C................          8,652             7,036
 Registration fees - Class R................          9,364             7,693
 Shareholder reports -  Class A.............            989            34,933
 Shareholder reports -  Class B.............            357            10,412
 Shareholder reports -  Class C.............          1,244             2,358
 Shareholder reports -  Class R.............          1,076             3,480
 Transfer and administrative fees - Class A.         18,299           447,624
 Transfer and administrative fees - Class B.          6,986           134,589
 Transfer and administrative fees - Class C.          1,244             2,777
 Transfer and administrative fees - Class R.         31,323            71,587
 Auditing and legal fees....................          5,873             9,473
 Custodian fees.............................         40,000             8,824
 Directors' fees............................          5,791            24,275
 Registration fees..........................         13,787            11,108
 Transfer and administrative fees...........        218,503         1,004,044
 Other expenses.............................          3,223            37,144
                                               ------------      ------------
                        Total Gross Expenses        625,427         5,885,787
 Less: Management and investment advisory
  fees waived - Class A.....................         76,137                --
 Less: Management and investment advisory
  fees waived - Class B.....................         24,964                --
 Less: Management and investment advisory
  fees waived - Class C.....................         16,075                --
 Less: Management and investment advisory
  fees waived - Class R.....................         66,273                --
                                               ------------      ------------
                          Total Net Expenses        441,978         5,885,787
                                               ------------      ------------
      Net Investment Income (Operating Loss)        111,640           397,161

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions....................       (826,412)       12,484,673
 Futures contracts..........................       (796,936)               --
 Other investment companies.................             --            51,076
Change in unrealized
 appreciation/depreciation of:
 Investments................................     (9,110,739)      (55,951,455)
 Futures contracts..........................         36,463                --
                                               ------------      ------------
  Net Realized and Unrealized Gain (Loss) on
                                 Investments    (10,697,624)      (43,415,706)
                                               ------------      ------------
       Net Increase (Decrease) in Net Assets
                   Resulting from Operations   $(10,585,984)     $(43,018,545)
                                               ============      ============



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                        PRINCIPAL             PRINCIPAL
                                     PARTNERS EQUITY      PARTNERS LARGECAP
                                    GROWTH FUND, INC.   BLEND FUND, INC. /(A)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends........................    $    497,423           $    96,482
 Interest.........................          69,624                24,092
                                      ------------           -----------
                      Total Income         567,047               120,574
Expenses:
 Management and investment
  advisory fees...................         527,863                48,488
 Distribution fees - Class A......         106,692                10,236
 Distribution fees - Class B......         156,713                13,075
 Distribution fees - Class C......          22,287                 9,015
 Distribution fees - Class R......          47,126                   N/A
 Registration fees - Class A......          16,228                 2,500
 Registration fees - Class B......          14,052                 2,450
 Registration fees - Class C......          10,524                 2,100
 Registration fees - Class R......           9,927                   N/A
 Shareholder reports -  Class A...           7,080                   117
 Shareholder reports -  Class B...           2,880                    36
 Shareholder reports -  Class C...             889                     3
 Shareholder reports -  Class R...           1,019                   N/A
 Transfer and administrative fees
  - Class A.......................          97,452                 2,502
 Transfer and administrative fees
  - Class B.......................          39,829                 1,275
 Transfer and administrative fees
  - Class C.......................           3,898                   285
 Transfer and administrative fees
  - Class R.......................          23,563                   N/A
 Auditing and legal fees..........           6,733                 2,559
 Custodian fees...................          25,579                 8,700
 Directors' fees..................           5,254                   272
 Registration fees................          24,209                 4,435
 Transfer and administrative fees.         367,943                55,268
 Other expenses...................           6,188                 1,849
                                      ------------           -----------
              Total Gross Expenses       1,523,928               165,165
 Less: Management and investment
  advisory fees waived - Class A..              --                12,346
 Less: Management and investment
  advisory fees waived - Class B..              --                 4,591
 Less: Management and investment
  advisory fees waived - Class C..              --                 4,390
                                      ------------           -----------
                Total Net Expenses       1,523,928               143,838
                                      ------------           -----------
  Net Investment Income (Operating
                             Loss)        (956,881)              (23,264)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions..........     (18,769,482)             (283,202)
 Other investment companies.......              --                   107
Change in unrealized
 appreciation/depreciation of:
 Investments......................      (9,436,860)             (733,928)
                                      ------------           -----------
  Net Realized and Unrealized Gain
                    on Investments     (28,206,342)           (1,017,023)
                                      ------------           -----------
    Net Increase (Decrease) in Net
  Assets Resulting from Operations    $(29,163,223)          $(1,040,287)
                                      ============           ===========



/(a) /Period from December 21, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                        PRINCIPAL             PRINCIPAL
                                    PARTNERS LARGECAP     PARTNERS LARGECAP
                                    GROWTH FUND, INC.   VALUE FUND, INC. /(A)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends........................    $    47,304             $ 145,269
 Interest.........................         13,690                15,671
                                      -----------             ---------
                      Total Income         60,994               160,940
Expenses:
 Management and investment
  advisory fees...................        106,461                50,583
 Distribution fees - Class A......         17,072                10,927
 Distribution fees - Class B......         23,100                12,520
 Distribution fees - Class C......          7,017                 9,647
 Distribution fees - Class R......          8,422                   N/A
 Registration fees - Class A......          6,129                 2,500
 Registration fees - Class B......          7,605                 2,300
 Registration fees - Class C......          9,128                 2,900
 Registration fees - Class R......          6,979                   N/A
 Shareholder reports -  Class A...          1,207                   102
 Shareholder reports -  Class B...            468                    54
 Shareholder reports -  Class C...            134                     4
 Shareholder reports -  Class R...            154                   N/A
 Transfer and administrative fees
  - Class A.......................         17,261                 2,627
 Transfer and administrative fees
  - Class B.......................          6,511                 1,309
 Transfer and administrative fees
  - Class C.......................            606                   382
 Transfer and administrative fees
  - Class R.......................          3,604                   N/A
 Auditing and legal fees..........          5,373                 2,560
 Custodian fees...................         12,017                 4,003
 Directors' fees..................          4,829                   391
 Registration fees................         13,641                 3,135
 Transfer and administrative fees.        101,116                50,328
 Other expenses...................          2,141                 2,463
                                      -----------             ---------
              Total Gross Expenses        360,975               158,735
 Less: Management and investment
  advisory fees waived - Class A..         50,333                 3,637
 Less: Management and investment
  advisory fees waived - Class B..         21,094                 1,709
 Less: Management and investment
  advisory fees waived - Class C..         12,414                 3,889
 Less: Management and investment
  advisory fees waived - Class R..         13,005                   N/A
                                      -----------             ---------
                Total Net Expenses        264,129               149,500
                                      -----------             ---------
  Net Investment Income (Operating
                             Loss)       (203,135)               11,440

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions..........     (4,952,165)              121,921
Change in unrealized
 appreciation/depreciation of:
 Investments......................     (2,047,405)             (492,172)
                                      -----------             ---------
  Net Realized and Unrealized Gain
             (Loss) on Investments     (6,999,570)             (370,251)
                                      -----------             ---------
    Net Increase (Decrease) in Net
  Assets Resulting from Operations    $(7,202,705)            $(358,811)
                                      ===========             =========



/(a) /Period from December 21, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                       PRINCIPAL              PRINCIPAL
                                    PARTNERS MIDCAP       PARTNERS SMALLCAP
                                   GROWTH FUND, INC.   GROWTH FUND, INC. /(A)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends.......................    $     29,196           $       953
 Interest........................          30,133                18,877
                                     ------------           -----------
                     Total Income          59,329                19,830
Expenses:
 Management and investment
  advisory fees..................         174,986                43,266
 Distribution fees - Class A.....          29,732                 7,745
 Distribution fees - Class B.....          36,351                 8,934
 Distribution fees - Class C.....           9,668                 7,252
 Distribution fees - Class R.....          12,404                   N/A
 Registration fees - Class A.....           9,785                 2,500
 Registration fees - Class B.....           8,547                 2,300
 Registration fees - Class C.....           9,039                 2,100
 Registration fees - Class R.....           7,423                   N/A
 Shareholder reports -  Class A..           2,004                   133
 Shareholder reports -  Class B..             819                    54
 Shareholder reports -  Class C..             272                     3
 Shareholder reports -  Class R..             291                   N/A
 Transfer and administrative fees
  - Class A......................          28,583                 4,679
 Transfer and administrative fees
  - Class B......................          11,269                 1,927
 Transfer and administrative fees
  - Class C......................           1,313                   416
 Transfer and administrative fees
  - Class R......................           6,405                   N/A
 Auditing and legal fees.........           5,373                 3,409
 Custodian fees..................          37,011                18,770
 Directors' fees.................           5,198                   254
 Registration fees...............          16,805                 1,585
 Transfer and administrative fees         162,855                49,163
 Other expenses..................           2,623                 1,768
                                     ------------           -----------
             Total Gross Expenses         578,756               156,258
 Less: Management and investment
  advisory fees waived - Class A.          85,871                30,606
 Less: Management and investment
  advisory fees waived - Class B.          31,354                10,984
 Less: Management and investment
  advisory fees waived - Class C.          14,049                 8,050
 Less: Management and investment
  advisory fees waived - Class R.          17,659                   N/A
                                     ------------           -----------
               Total Net Expenses         429,823               106,618
                                     ------------           -----------
 Net Investment Income (Operating
                            Loss)        (370,494)              (86,788)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.........     (14,429,123)           (2,440,343)
Change in unrealized
 appreciation/depreciation of:
 Investments.....................       1,539,949              (106,858)
                                     ------------           -----------
 Net Realized and Unrealized Gain
            (Loss) on Investments     (12,889,174)           (2,547,201)
                                     ------------           -----------
   Net Increase (Decrease) in Net
 Assets Resulting from Operations    $(13,259,668)          $(2,633,989)
                                     ============           ===========



/(a) /Period from December 21, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                    PRINCIPAL      PRINCIPAL
                                                   REAL ESTATE     SMALLCAP
                                                   FUND, INC.     FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends.......................................  $1,252,597    $    801,717
 Interest........................................      30,247         200,688
 Security lending................................          --          50,846
                                                   ----------    ------------
                                     Total Income   1,282,844       1,053,251
Expenses:
 Management and investment advisory fees.........     208,241         837,823
 Distribution fees - Class A.....................      28,537         149,756
 Distribution fees - Class B.....................      42,461         181,541
 Distribution fees - Class C.....................       2,325          11,267
 Distribution fees - Class R.....................      29,933          99,351
 Registration fees - Class A.....................       7,500           1,796
 Registration fees - Class B.....................       7,000           4,018
 Registration fees - Class C.....................       7,403           8,563
 Registration fees - Class R.....................       5,500             538
 Shareholder reports -  Class A..................       1,137          11,987
 Shareholder reports -  Class B..................         480           4,719
 Shareholder reports -  Class C..................         236           1,637
 Shareholder reports -  Class R..................         264           2,549
 Transfer and administrative fees - Class A......      16,612         117,375
 Transfer and administrative fees - Class B......       7,116          64,094
 Transfer and administrative fees - Class C......         569           4,240
 Transfer and administrative fees - Class R......       6,565          54,911
 Auditing and legal fees.........................       5,112           4,501
 Custodian fees..................................       2,734          39,283
 Directors' fees.................................       2,282           5,911
 Registration fees...............................      14,000          13,940
 Transfer and administrative fees................     111,195         470,305
 Other expenses..................................       2,978           9,009
                                                   ----------    ------------
                                   Total Expenses     510,180       2,099,114
                                                   ----------    ------------
           Net Investment Income (Operating Loss)     772,664      (1,045,863)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.........................   1,088,767     (11,434,519)
 Other investment companies......................      69,514           6,743
Change in unrealized appreciation/depreciation
 of:
 Investments.....................................    (308,402)     (8,313,667)
                                                   ----------    ------------
       Net Realized and Unrealized Gain (Loss) on
                                      Investments     849,879     (19,741,443)
                                                   ----------    ------------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations  $1,622,543    $(20,787,306)
                                                   ==========    ============



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                   UTILITIES
                                                                  FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends....................................................   $  3,309,622
 Interest.....................................................        145,661
                                                                 ------------
                                                  Total Income      3,455,283
Expenses:
 Management and investment advisory fees......................        723,616
 Distribution fees - Class A..................................        231,512
 Distribution fees - Class B..................................        179,506
 Distribution fees - Class C..................................          7,708
 Distribution fees - Class R..................................         54,905
 Registration fees - Class A..................................         11,130
 Registration fees - Class B..................................          8,804
 Registration fees - Class C..................................          7,387
 Registration fees - Class R..................................          7,518
 Shareholder reports -  Class A...............................          8,945
 Shareholder reports -  Class B...............................          2,938
 Shareholder reports -  Class C...............................            695
 Shareholder reports -  Class R...............................          1,129
 Transfer and administrative fees - Class A...................        112,764
 Transfer and administrative fees - Class B...................         39,172
 Transfer and administrative fees - Class C...................          1,881
 Transfer and administrative fees - Class R...................         22,039
 Auditing and legal fees......................................          8,673
 Custodian fees...............................................          3,625
 Directors' fees..............................................          7,628
 Registration fees............................................         16,285
 Transfer and administrative fees.............................        350,075
 Other expenses...............................................         11,249
                                                                 ------------
                                                Total Expenses      1,819,184
                                                                 ------------
                        Net Investment Income (Operating Loss)      1,636,099

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions......................................     (6,235,397)
Change in unrealized appreciation/depreciation of:
 Investments..................................................    (29,699,632)
                                                                 ------------
        Net Realized and Unrealized Gain (Loss) on Investments    (35,935,029)
                                                                 ------------
          Net Increase (Decrease) in Net Assets Resulting from
                                                    Operations   $(34,298,930)
                                                                 ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                 PRINCIPAL                     PRINCIPAL
                                  BALANCED                     BLUE CHIP
                                 FUND, INC.                    FUND, INC.
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2001           2000           2001            2000
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  2,484,006   $  3,001,432   $   (727,390)   $   (159,569)
Net realized gain
 (loss) from
 investment
 transactions.........      (496,119)     2,042,192     (4,999,937)      4,182,278
Change in unrealized
 appreciation/depreciation
 of investments........   (19,921,107)    (2,230,928)   (73,404,843)    (12,486,042)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (17,933,220)     2,812,696    (79,132,170)     (8,463,333)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (1,808,466)    (2,336,930)            --              --
 Class B...............      (254,072)      (334,383)            --              --
 Class C...............            --         (6,398)            --              --
 Class R...............      (332,358)      (425,518)            --              --
Dividends in excess of
 net investment income:
 Class A...............            --             --             --        (407,993)
 Class B...............            --             --             --         (16,065)
 Class R...............            --             --             --         (43,640)
From net realized gain
 on investments:
 Class A...............    (1,040,415)    (4,720,700)    (1,071,145)     (2,127,452)
 Class B...............      (229,995)      (998,139)      (350,729)       (661,889)
 Class C...............        (4,449)       (11,070)        (8,605)         (6,750)
 Class R...............      (271,214)    (1,038,106)      (343,736)       (605,970)
Excess distribution of
 net realized gain on
 investments:
 Class A...............      (333,639)            --     (1,193,953)             --
 Class B...............       (73,754)            --       (390,941)             --
 Class C...............        (1,427)            --         (9,591)             --
 Class R...............       (86,972)            --       (383,145)             --
Tax return of capital
 distributions:
 Class A...............            --             --       (227,900)             --
 Class B...............            --             --        (74,623)             --
 Class C...............            --             --         (1,831)             --
 Class R...............            --             --        (73,134)             --
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions    (4,436,761)    (9,871,244)    (4,129,333)     (3,869,759)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    14,175,965     13,411,911     31,900,848      47,360,460
 Class B...............     3,832,135      4,477,328      9,196,027      16,431,891
 Class C...............       279,515        649,864        509,632       1,242,820
 Class R...............     4,408,052      8,549,875      5,925,487      22,893,990
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     3,106,976      6,893,935      2,440,541       2,462,986
 Class B...............       547,858      1,310,422        806,349         672,073
 Class C...............         4,539         12,137         17,912           5,486
 Class R...............       688,812      1,460,894        799,018         648,862
Shares redeemed:
 Class A...............   (16,262,812)   (32,891,994)   (33,517,679)    (56,245,969)
 Class B...............    (3,794,538)    (7,651,863)    (9,312,802)    (16,437,367)
 Class C...............      (209,961)      (465,881)      (442,707)       (186,959)
 Class R...............    (8,849,148)    (8,374,065)   (16,796,319)    (17,542,233)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    (2,072,607)   (12,617,437)    (8,473,693)      1,306,040
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)   (24,442,588)   (19,675,985)   (91,735,196)    (11,027,052)
NET ASSETS
Beginning of period....   140,437,417    160,113,402    280,680,903     291,707,955
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $115,994,829   $140,437,417   $188,945,707    $280,680,903
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    294,815   $    158,918   $         --    $         --
                         ============   ============   ============    ============



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                  PRINCIPAL                      PRINCIPAL
                                CAPITAL VALUE                      GROWTH
                                 FUND, INC.                      FUND, INC.
---------------------------------------------------------------------------------------
                            YEAR            YEAR            YEAR             YEAR
                            ENDED          ENDED           ENDED            ENDED
                         OCTOBER 31,    OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                            2001            2000            2001             2000
                        -------------  --------------  --------------  ----------------
---------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  4,027,526   $   7,186,152   $  (4,300,820)   $  (4,775,573)
Net realized gain
 (loss) from
 investment
 transactions.........   (15,219,578)     19,363,663     (53,838,835)     215,288,514
Change in unrealized
 appreciation/depreciation
 of investments........   (58,022,879)    (72,696,327)   (230,768,511)    (130,937,522)
                         ------------   -------------   -------------    -------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (69,214,931)    (46,146,512)   (288,908,166)      79,575,419
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (5,624,168)     (5,196,875)             --               --
 Class B...............      (190,779)       (280,373)             --               --
 Class C...............            --          (1,767)             --               --
 Class R...............      (248,513)       (292,054)             --               --
From net realized gain
 on investments:
 Class A...............    (3,545,548)    (48,608,727)   (120,914,309)     (18,109,107)
 Class B...............      (309,318)     (4,488,526)    (25,849,701)      (3,570,951)
 Class C...............        (5,213)        (28,770)       (519,865)         (28,596)
 Class R...............      (284,007)     (3,896,432)    (14,165,805)      (1,789,897)
Excess distribution of
 net realized gain on
 investments:
 Class A...............   (13,020,287)             --     (40,320,845)              --
 Class B...............    (1,135,904)             --      (8,620,004)              --
 Class C...............       (19,143)             --        (173,357)              --
 Class R...............    (1,042,957)             --      (4,723,819)              --
                         ------------   -------------   -------------    -------------
    Total Dividends and
          Distributions   (25,425,837)    (62,793,524)   (215,287,705)     (23,498,551)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    45,030,434      35,241,240      64,759,217       83,028,358
 Class B...............     6,158,150       8,845,130      17,071,885       26,266,529
 Class C...............       296,704         620,241         932,208        2,062,661
 Class R...............     3,671,238      10,909,778      10,425,975       23,717,829
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............    21,689,404      52,596,883     157,419,053       17,638,563
 Class B...............     1,621,779       4,683,372      34,083,796        3,529,963
 Class C...............        21,434          22,209         659,606           25,061
 Class R...............     1,572,970       4,184,928      18,878,157        1,786,489
Shares redeemed:
 Class A...............   (50,235,507)   (116,451,410)    (77,909,513)    (112,420,149)
 Class B...............    (6,808,792)    (18,852,706)    (15,768,691)     (23,871,410)
 Class C...............      (206,219)       (154,503)       (776,976)        (427,696)
 Class R...............   (13,710,894)    (15,081,364)    (17,435,627)     (16,408,863)
                         ------------   -------------   -------------    -------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions     9,100,701     (33,436,202)    192,339,090        4,927,335
                         ------------   -------------   -------------    -------------
         Total Increase
             (Decrease)   (85,540,067)   (142,376,238)   (311,856,781)      61,004,203
NET ASSETS
Beginning of period....   528,350,410     670,726,648     697,882,333      636,878,130
                         ------------   -------------   -------------    -------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $442,810,343   $ 528,350,410   $ 386,025,552    $ 697,882,333
                         ============   =============   =============    =============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  2,989,993   $   5,025,927   $          --    $          --
                         ============   =============   =============    =============



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                 PRINCIPAL                     PRINCIPAL
                              LARGECAP STOCK                    MIDCAP
                             INDEX FUND, INC.                 FUND, INC.
------------------------------------------------------------------------------------
                            YEAR          PERIOD          YEAR            YEAR
                            ENDED         ENDED          ENDED            ENDED
                         OCTOBER 31,   OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                            2001        2000 /(A)/        2001            2000
                        -------------  ------------  --------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    111,640   $    47,917   $     397,161    $ (2,140,329)
Net realized gain
 (loss) from
 investment
 transactions.........    (1,623,348)       53,381      12,535,749     142,437,082
Change in unrealized
 appreciation/depreciation
 of investments........    (9,074,276)     (200,752)    (55,951,455)    (25,718,564)
                         ------------   -----------   -------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (10,585,984)      (99,454)    (43,018,545)    114,578,189
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............       (58,818)           --              --              --
 Class B...............        (4,266)           --              --              --
 Class C...............        (3,495)           --              --              --
 Class R...............       (16,001)           --              --              --
From net realized gain
 on investments:
 Class A...............            --            --    (105,236,139)    (14,934,238)
 Class B...............            --            --     (24,086,438)     (3,314,853)
 Class C...............            --            --        (235,890)        (11,626)
 Class R...............            --            --      (9,910,032)     (1,223,767)
                         ------------   -----------   -------------    ------------
    Total Dividends and
          Distributions       (82,580)           --    (139,468,499)    (19,484,484)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    12,866,252    10,544,484      60,861,057      51,992,316
 Class B...............     3,450,980     3,031,148      11,805,079      13,399,582
 Class C...............       607,884     1,274,562         645,888         542,684
 Class R...............    12,177,612    14,238,755       8,676,712      10,423,209
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............        56,976            --     103,425,371      14,635,486
 Class B...............         4,196            --      23,791,258       3,279,707
 Class C...............         3,495            --         182,976           7,192
 Class R...............        15,991            --       9,907,913       1,221,314
Shares redeemed:
 Class A...............    (2,820,365)     (626,634)    (71,691,994)    (89,298,627)
 Class B...............      (413,506)     (217,521)    (13,303,271)    (20,265,299)
 Class C...............      (123,049)      (21,714)       (228,787)        (97,146)
 Class R...............    (3,278,113)     (727,424)    (14,048,100)     (9,413,724)
                         ------------   -----------   -------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    22,548,353    27,495,656     120,024,102     (23,573,306)
                         ------------   -----------   -------------    ------------
         Total Increase
             (Decrease)    11,879,789    27,396,202     (62,462,942)     71,520,399
NET ASSETS
Beginning of period....    27,396,202            --     479,242,376     407,721,977
                         ------------   -----------   -------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 39,275,991   $27,396,202   $ 416,779,434    $479,242,376
                         ============   ===========   =============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $     76,977   $    47,917   $     397,162    $         --
                         ============   ===========   =============    ============



/(a) /Period from February 24, 2000 (date operations commenced) through October
  31, 2000.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                        PRINCIPAL                PRINCIPAL
                                     PARTNERS EQUITY         PARTNERS LARGECAP
                                    GROWTH FUND, INC.        BLEND FUND, INC.
-------------------------------------------------------------------------------
                                   YEAR           YEAR            PERIOD
                                   ENDED         ENDED             ENDED
                                OCTOBER 31,   OCTOBER 31,       OCTOBER 31,
                                   2001           2000          2001 /(A)/
                               -------------  ------------  -------------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss)............  $   (956,881)  $  (492,112)     $   (23,264)
Net realized gain (loss) from
 investment transactions.....   (18,769,482)   (3,425,663)        (283,095)
Change in unrealized
 appreciation/depreciation of
 investments.................    (9,436,860)    4,663,407         (733,928)
                               ------------   -----------      -----------
   Net Increase (Decrease) in
    Net Assets Resulting from
                   Operations   (29,163,223)      745,632       (1,040,287)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Class A.....................    16,658,253    57,043,767        8,660,490
 Class B.....................     5,882,167    20,771,926        2,970,855
 Class C.....................       781,598     2,508,654        1,225,316
 Class R.....................     3,124,836    11,074,057              N/A
Shares redeemed:
 Class A.....................   (10,506,734)   (7,681,239)        (292,661)
 Class B.....................    (2,826,933)   (1,492,486)         (54,650)
 Class C.....................      (257,021)     (160,350)         (33,207)
 Class R.....................    (1,965,416)   (1,622,004)             N/A
                               ------------   -----------      -----------
   Net Increase (Decrease) in
      Net Assets from Capital
           Share Transactions    10,890,750    80,442,325       12,476,143
                               ------------   -----------      -----------
    Total Increase (Decrease)   (18,272,473)   81,187,957       11,435,856
NET ASSETS
Beginning of period..........    81,187,957            --               --
                               ------------   -----------      -----------
End of period (including
 undistributed net investment
 income as set forth below)..  $ 62,915,484   $81,187,957      $11,435,856
                               ============   ===========      ===========



/(a) /Period from December 21, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                        PRINCIPAL                PRINCIPAL
                                    PARTNERS LARGECAP        PARTNERS LARGECAP
                                    GROWTH FUND, INC.        VALUE FUND, INC.
-------------------------------------------------------------------------------
                                    YEAR         PERIOD           PERIOD
                                   ENDED         ENDED             ENDED
                                OCTOBER 31,   OCTOBER 31,       OCTOBER 31,
                                    2001       2000 /(A)/       2001 /(B)/
                                ------------  ------------  -------------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).............  $  (203,135)  $   (86,156)     $    11,440
Net realized gain (loss) from
 investment transactions......   (4,952,165)   (1,861,102)         121,921
Change in unrealized
 appreciation/depreciation of
 investments..................   (2,047,405)    1,120,754         (492,172)
                                -----------   -----------      -----------
Net Increase (Decrease) in Net
         Assets Resulting from
                    Operations   (7,202,705)     (826,504)        (358,811)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Class A......................    5,051,054     7,786,022       10,695,523
 Class B......................    1,713,417     3,081,974        2,935,632
 Class C......................      109,721     1,222,877        1,325,446
 Class R......................    1,092,938     2,008,930              N/A
Shares redeemed:
 Class A......................   (1,433,162)     (438,586)      (2,302,724)
 Class B......................     (293,553)      (52,201)         (62,137)
 Class C......................     (100,502)      (26,515)         (10,595)
 Class R......................     (493,029)      (65,950)             N/A
                                -----------   -----------      -----------
Net Increase (Decrease) in Net
     Assets from Capital Share
                  Transactions    5,646,884    13,516,551       12,581,145
                                -----------   -----------      -----------
     Total Increase (Decrease)   (1,555,821)   12,690,047       12,222,334
NET ASSETS
Beginning of period...........   12,690,047            --               --
                                -----------   -----------      -----------
End of period (including
 undistributed net investment
 income as set forth below)...  $11,134,226   $12,690,047      $12,222,334
                                ===========   ===========      ===========
Undistributed
 (Overdistributed) Net
 Investment Income (Operating
 Loss)........................  $        --   $        --      $    11,602
                                ===========   ===========      ===========



/(a) /Period from February 24, 2000 (date operations commenced) through October
  31, 2000.
/(b) /Period from December 21, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                        PRINCIPAL                PRINCIPAL
                                     PARTNERS MIDCAP         PARTNERS SMALLCAP
                                    GROWTH FUND, INC.        GROWTH FUND, INC.
-------------------------------------------------------------------------------
                                   YEAR          PERIOD           PERIOD
                                   ENDED         ENDED             ENDED
                                OCTOBER 31,   OCTOBER 31,       OCTOBER 31,
                                   2001        2000 /(A)/       2001 /(B)/
                               -------------  ------------  -------------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss)............  $   (370,494)  $  (123,718)     $   (86,788)
Net realized gain (loss) from
 investment transactions.....   (14,429,123)   (1,378,053)      (2,440,343)
Change in unrealized
 appreciation/depreciation of
 investments.................     1,539,949     1,330,407         (106,858)
                               ------------   -----------      -----------
   Net Increase (Decrease) in
    Net Assets Resulting from
                   Operations   (13,259,668)     (171,364)      (2,633,989)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Class A.....................    10,168,575    12,179,947        5,916,499
 Class B.....................     3,275,309     4,250,584        1,832,714
 Class C.....................       257,391     1,656,956        1,055,165
 Class R.....................     2,025,374     2,533,694              N/A
Shares redeemed:
 Class A.....................    (2,727,529)     (373,516)         (97,461)
 Class B.....................      (556,012)      (95,881)         (74,216)
 Class C.....................       (84,035)     (267,374)          (1,631)
 Class R.....................      (784,604)      (75,117)             N/A
                               ------------   -----------      -----------
   Net Increase (Decrease) in
      Net Assets from Capital
           Share Transactions    11,574,469    19,809,293        8,631,070
                               ------------   -----------      -----------
    Total Increase (Decrease)    (1,685,199)   19,637,929        5,997,081
NET ASSETS
Beginning of period..........    19,637,929            --               --
                               ------------   -----------      -----------
End of period (including
 undistributed net investment
 income as set forth below)..  $ 17,952,730   $19,637,929      $ 5,997,081
                               ============   ===========      ===========
Undistributed
 (Overdistributed) Net
 Investment Income (Operating
 Loss).......................  $         --   $        --      $        --
                               ============   ===========      ===========



/(a) /Period from February 24, 2000 (date operations commenced) through October
  31, 2000.
/(b) /Period from December 21, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                PRINCIPAL                    PRINCIPAL
                               REAL ESTATE                    SMALLCAP
                                FUND, INC.                   FUND, INC.
----------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR            YEAR
                           ENDED         ENDED          ENDED           ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2001          2000          2001            2000
                        ------------  ------------  -------------  ---------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   772,664   $   604,981   $ (1,045,863)   $   (816,513)
Net realized gain
 (loss) from
 investment
 transactions.........    1,158,281    (1,153,614)   (11,427,776)     15,309,801
Change in unrealized
 appreciation/depreciation
 of investments........     (308,402)    3,432,208     (8,313,667)    (11,391,014)
                         -----------   -----------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    1,622,543     2,883,575    (20,787,306)      3,102,274
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............     (406,775)     (318,742)            --              --
 Class B...............     (157,940)     (134,771)            --              --
 Class C...............         (803)       (3,670)            --              --
 Class R...............     (211,184)     (138,166)            --              --
From net realized gain
 on investment:
 Class A...............           --            --     (5,186,384)     (4,730,629)
 Class B...............           --            --     (1,681,020)     (1,623,318)
 Class C...............           --            --        (94,283)        (36,318)
 Class R...............           --            --     (1,612,699)     (1,194,462)
Excess distribution of
 net realized gain on
 investments:
 Class A...............           --            --     (3,579,687)             --
 Class B...............           --            --     (1,160,259)             --
 Class C...............           --            --        (65,076)             --
 Class R...............           --            --     (1,113,098)             --
                         -----------   -----------   ------------    ------------
    Total Dividends and
          Distributions     (776,702)     (595,349)   (14,492,506)     (7,584,727)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    4,961,895     3,333,828     23,428,035      36,137,130
 Class B...............    1,277,496       859,621      5,926,399      12,053,778
 Class C...............      213,064        26,161        455,564       1,130,085
 Class R...............    3,036,853     1,038,239      6,919,070      12,788,809
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............      399,941       311,112      8,674,714       4,187,819
 Class B...............      156,078       133,276      2,818,642       1,237,750
 Class C...............          803         2,897        137,045          25,066
 Class R...............      211,182       138,149      2,494,776         816,080
Shares redeemed:
 Class A...............   (2,526,071)   (1,821,269)   (17,626,014)    (18,859,051)
 Class B...............     (455,977)     (423,149)    (3,413,064)     (7,506,098)
 Class C...............      (22,173)       (2,594)      (217,029)       (142,667)
 Class R...............   (1,113,870)     (338,600)    (5,137,426)     (4,867,536)
                         -----------   -----------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    6,139,221     3,257,671     24,460,712      37,001,165
                         -----------   -----------   ------------    ------------
         Total Increase
             (Decrease)    6,985,062     5,545,897    (10,819,100)     32,518,712
NET ASSETS
Beginning of period....   18,555,205    13,009,308     98,640,166      66,121,454
                         -----------   -----------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $25,540,267   $18,555,205   $ 87,821,066    $ 98,640,166
                         ===========   ===========   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    35,993   $    41,949   $         --    $         --
                         ===========   ===========   ============    ============



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                          UTILITIES
                                                          FUND, INC.
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2001            2000
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  1,636,099    $  1,771,822
Net realized gain (loss) from investment
 transactions..................................    (6,235,397)     26,348,653
Change in unrealized appreciation/depreciation
 of investments................................   (29,699,632)    (14,012,281)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations   (34,298,930)     14,108,194
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Class A.......................................    (1,371,009)     (1,578,995)
 Class B.......................................      (143,828)       (164,103)
 Class C.......................................            --          (2,807)
 Class R.......................................      (105,511)        (92,364)
From net realized gain on investments:
 Class A.......................................   (15,348,600)     (6,329,850)
 Class B.......................................    (2,994,109)     (1,171,902)
 Class C.......................................      (112,014)        (15,990)
 Class R.......................................    (1,658,534)       (537,438)
Excess distribution of net realized gain on
 investments:
 Class A.......................................    (4,757,914)             --
 Class B.......................................      (928,145)             --
 Class C.......................................       (34,723)             --
 Class R.......................................      (514,129)             --
                                                 ------------    ------------
              Total Dividends and Distributions   (27,968,516)     (9,893,449)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Class A.......................................    15,784,726      13,247,033
 Class B.......................................     5,073,407       5,088,585
 Class C.......................................       418,248         498,099
 Class R.......................................     3,314,249       4,591,179
Shares issued in reinvestment of dividends and
 distributions:
 Class A.......................................    20,703,979       7,423,815
 Class B.......................................     3,916,469       1,265,856
 Class C.......................................       122,642          11,359
 Class R.......................................     2,273,687         627,998
Shares redeemed:
 Class A.......................................   (18,094,494)    (22,263,778)
 Class B.......................................    (3,952,470)     (5,634,089)
 Class C.......................................      (177,295)        (57,275)
 Class R.......................................    (3,420,907)     (3,023,745)
                                                 ------------    ------------
     Net Increase (Decrease) in Net Assets from
                     Capital Share Transactions    25,962,241       1,775,037
                                                 ------------    ------------
                      Total Increase (Decrease)   (36,305,205)      5,989,782
NET ASSETS
Beginning of period............................   132,435,341     126,445,559
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $ 96,130,136    $132,435,341
                                                 ============    ============
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss).......................  $    147,381    $    131,630
                                                 ============    ============



See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., and Principal Utilities Fund, Inc. (the "Domestic Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies and operate in the mutual fund industry.

Effective March 1, 2001, Principal Partners Aggressive Growth Fund, Inc. changed its name to Principal Partners Equity Growth Fund, Inc.

On December 21, 2000, the initial purchases of 300,000 shares of Class A and 100,000 shares of Class B and Class C of the Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc., and Principal Partners SmallCap Growth Fund, Inc. were made by Principal Life Insurance Company. Effective December 22, 2000, these funds began offering Class A, B and C shares to the public.

On February 24, 2000, the initial purchase of 100,000 shares of each Class A, B, C and R of the Principal LargeCap Stock Index Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., and Principal Partners MidCap Growth Fund, Inc. was made by Principal Life Insurance Company. Effective March 1, 2000, these funds began offering Class A, B and C shares to the public and Class R shares to eligible purchasers.

Each fund offers four classes of shares: Class A, Class B, Class C and Class R (Class R is not offered by Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc., and Principal Partners SmallCap Growth Fund, Inc.). Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Domestic Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Domestic Growth
Funds:



SECURITY VALUATION . The Domestic Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.



INCOME AND INVESTMENT TRANSACTIONS. . The Domestic Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Domestic Growth Funds record dividend income on the ex-dividend date. Interest income is recognized on an

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

accrual basis. The Domestic Growth Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.



EXPENSES . The Domestic Growth Funds allocate daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Class-specific expenses charged to each class during the periods ended October 31, 2001 are included separately in the statements of operations.



DISTRIBUTIONS TO SHAREHOLDERS . Dividends and distributions are recorded on the
ex-dividend date. Dividends and distributions   from net investment income and
net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, net operating losses, losses deferred due to wash sales and futures contracts. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

At October 31, 2001, the Domestic Growth Funds had approximate net capital loss carryforwards as follows:

                             PRINCIPAL     PRINCIPAL      PRINCIPAL      PRINCIPAL        PRINCIPAL
          NET CAPITAL LOSS    BALANCED     BLUE CHIP    CAPITAL VALUE      GROWTH       LARGECAP STOCK
  CARRYFORWARDS EXPIRE IN:   FUND, INC.    FUND, INC.     FUND, INC.     FUND, INC.    INDEX FUND, INC.
                             ----------   -----------     ----------     ----------    ----------------
                      2008    $     --     $       --    $        --    $        --       $    4,000
                      2009     507,000      1,979,000     15,220,000     53,839,000        1,122,000
                              --------     ----------    -----------    -----------       ----------
                              $507,000     $1,979,000    $15,220,000    $53,839,000       $1,126,000
                              ========     ==========    ===========    ===========       ==========



                                PRINCIPAL           PRINCIPAL           PRINCIPAL           PRINCIPAL
          NET CAPITAL LOSS   PARTNERS EQUITY     PARTNERS LARGECAP  PARTNERS LARGECAP    PARTNERS MIDCAP
  CARRYFORWARDS EXPIRE IN:  GROWTH FUND, INC.    BLEND FUND, INC.   GROWTH FUND, INC.    GROWTH FUND, INC.
                            -----------------   ------------------  -----------------   ------------------
                      2008     $ 3,426,000                 --           $1,861,000         $ 1,378,000
                      2009      15,271,000            283,000            4,864,000          11,286,000
                               -----------          ---------          -----------         -----------
                               $18,697,000           $283,000          $ 6,725,000         $12,664,000
                               ===========          =========          ===========         ===========


                                PRINCIPAL         PRINCIPAL       PRINCIPAL        PRINCIPAL
          NET CAPITAL LOSS  PARTNERS SMALLCAP    REAL ESTATE       SMALLCAP        UTILITIES
  CARRYFORWARDS EXPIRE IN:   GROWTH FUND, INC.    FUND, INC.      FUND, INC.       FUND, INC.
                            ------------------   -----------      ----------       ----------
                      2007      $       --        $  218,000      $       --       $       --
                      2008              --         1,154,000              --               --
                      2009       2,286,000                --       5,919,000        6,235,000
                                ----------        ----------      ----------       ----------
                                $2,286,000        $1,372,000      $5,919,000       $6,235,000
                                ==========        ==========      ==========       ==========

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



OTHER . The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supercedes a previous version of the AICPA Audit and Accounting Guide for Investment Companies and Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The Guide is effective for fiscal years beginning after December 15, 2000. Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc., and Principal Partners SmallCap Growth Fund, Inc. adopted the Guide on the date their operations commenced. Accordingly, these funds accrete/amortize all discounts and premiums on securities purchased, over the lives of the respective securities. Effective November 1, 2001 the other Domestic Growth Funds will adopt the Guide. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.


3. OPERATING POLICIES



FUTURES CONTRACTS . The Domestic Growth Funds may enter into futures contracts as a hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included in the net unrealized appreciation (depreciation) of investments on the Statement of Assets and Liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract.



JOINT TRADING ACCOUNT . The Domestic Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Domestic Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.



LINE OF CREDIT . The Domestic Growth Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .5%. Additionally, a commitment fee is charged at the annual rate of
 .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each calendar quarter. At October 31, 2001, the Domestic Growth Funds had no outstanding borrowings under the line of credit.



SECURITY LENDING . The Domestic Growth Funds may lend portfolio securities to approved brokers to earn additional income. Each applicable fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At October 31, 2001, the Domestic Growth Funds had no securities on loan.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The Domestic Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Domestic Growth Funds are as follows:

                                    NET ASSET VALUE OF FUNDS (IN MILLIONS)
                                 ----------------------------------------
                                  FIRST    NEXT     NEXT     NEXT       OVER
                                  $100     $100     $100     $100       $400
                                  -----    ----     ----     ----       ----
Principal Balanced Fund, Inc.     .60%     .55%     .50%     .45%       .40%
Principal MidCap Fund, Inc.       .65      .60      .55      .50        .45
Principal Real Estate Fund,       .90      .85      .80      .75        .70
Inc.
Principal SmallCap Fund, Inc.     .85      .80      .75      .70        .65
Principal Utilities Fund, Inc.    .60      .55      .50      .45        .40

                                    NET ASSET VALUE OF FUNDS (IN MILLIONS)
                                 ----------------------------------------
                                  FIRST    NEXT     NEXT     NEXT       OVER
                                  $250     $250     $250     $250      $1,000
                                  -----    ----     ----     ----      ------
Principal Blue Chip Fund, Inc.    .60%     .55%     .50%     .45%       .40%
Principal Capital Value Fund,     .60      .55      .50      .45        .40
Inc.
Principal Growth Fund, Inc.       .60      .55      .50      .45        .40
Principal Partners Equity         .75      .70      .65      .60        .55
Growth Fund, Inc.
Principal Partners LargeCap       .75      .70      .65      .60        .55
Blend Fund, Inc.
Principal Partners LargeCap       .75      .70      .65      .60        .55
Value Fund, Inc.
Principal Partners SmallCap       .90      .85      .80      .75        .70
Growth Fund, Inc.

                                                OVERALL FEE
                                               -------------
Principal LargeCap Stock Index Fund, Inc.          .35%
Principal Partners LargeCap Growth Fund, Inc.      .90
Principal Partners MidCap Growth Fund, Inc.        .90



The Domestic Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for certain of the Domestic Growth Funds. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

The operating expense limits, which were maintained at or below that shown, are as follows:

                                                 EXPENSE LIMIT
                                                 -------------
 Principal LargeCap Stock Index Fund, Inc.
  Class A                                             .90%
  Class B                                            1.25
  Class C                                            1.25
  Class R                                            1.40
 Principal Partners LargeCap Blend Fund, Inc.
  Class A                                            1.95
  Class B                                            2.70
  Class C                                            2.70
 Principal Partners LargeCap Growth Fund, Inc.
  Class A                                            1.95
  Class B                                            2.70
  Class C                                            2.70
  Class R                                            2.45
 Principal Partners LargeCap Value Fund, Inc.
  Class A                                            1.95
  Class B                                            2.70
  Class C                                            2.70
 Principal Partners MidCap Growth Fund, Inc.
  Class A                                            1.95
  Class B                                            2.70
  Class C                                            2.70
  Class R                                            2.45
 Principal Partners SmallCap Growth Fund, Inc.
  Class A                                            1.95
  Class B                                            2.70
  Class C                                            2.70


The Manager ceased its waiver of expenses for Principal Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Real Estate Fund, Inc., and Principal SmallCap Fund, Inc. on November 1, 2000.



DISTRIBUTION FEES . The Domestic Growth Funds bear distribution fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                    CLASS A    CLASS B    CLASS C     CLASS R
                                    -------    -------    -------     -------
 All Domestic Growth Funds
      (except Principal LargeCap     .25%       1.00%      1.00%       .75%
 Stock Index Fund, Inc.)
 Principal LargeCap Stock Index      .15%       .50%       .50%        .65%
 Fund, Inc.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Domestic Growth Funds which generated the excess.



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B, and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% (0.25%, 1.25% and 0.50% for Principal LargeCap Stock Index Fund, Inc. share classes, respectively) of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Principal LargeCap Stock Index Fund, Inc.). The aggregate amount of these charges retained by Princor Financial Services Corporation for the year ended October 31, 2001, were as follows:

                                              CLASS A     CLASS B     CLASS C
                                              -------     -------     -------
 Principal Balanced Fund, Inc.              $  224,344   $ 55,942     $  509
 Principal Blue Chip Fund, Inc.                531,281    143,777        916
 Principal Capital Value Fund, Inc.            529,298     90,026        365
 Principal Growth Fund, Inc.                 1,212,555    163,282      1,658
 Principal LargeCap Stock Index Fund, Inc.      48,757      2,850        484
 Principal MidCap Fund, Inc.                   923,881    139,029        993
 Principal Partners Equity Growth Fund,        404,053     44,061      1,356
 Inc.
 Principal Partners LargeCap Blend Fund,       117,997        618         32
 Inc.
 Principal Partners LargeCap Growth Fund,      116,956      4,066        943
 Inc.
 Principal Partners LargeCap Value Fund,       102,519        826         35
 Inc.
 Principal Partners MidCap Growth Fund,        224,500      7,752        591
 Inc.
 Principal Partners SmallCap Growth Fund,       68,251        937         16
 Inc.
 Principal Real Estate Fund, Inc.               69,846      4,710        125
 Principal SmallCap Fund, Inc.                 384,899     41,856        853
 Principal Utilities Fund, Inc.                320,631     45,865        674





AFFILIATED OWNERSHIP . At October 31, 2001, Principal Life Insurance Company, affiliates of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Domestic Growth Funds as follows:

                                   CLASS A     CLASS B    CLASS C     CLASS R
                                   -------     -------    -------     -------
 Principal Balanced Fund, Inc.           --         --      5,460          --
 Principal Blue Chip Fund, Inc.          --         --      3,922          --
 Principal Capital Value Fund,    6,697,246         --      3,144          --
 Inc.
 Principal Growth Fund, Inc.             --         --      1,473          --
 Principal LargeCap Stock Index     100,551    100,147    100,294     100,116
 Fund, Inc.
 Principal MidCap Fund, Inc.             --         --      2,184          --
 Principal Partners Equity           18,167    100,000    100,000     100,000
 Growth Fund, Inc.
 Principal Partners LargeCap        300,000    100,000    100,000         N/A
 Blend Fund, Inc.
 Principal Partners LargeCap        100,000    100,000    100,000     100,000
 Growth Fund, Inc.
 Principal Partners LargeCap        300,000    100,000    100,000         N/A
 Value Fund, Inc.
 Principal Partners MidCap          100,000    100,000    100,000     100,000
 Growth Fund, Inc.
 Principal Partners SmallCap        300,000    100,000    100,000         N/A
 Growth Fund, Inc.
 Principal Real Estate Fund,        447,030    337,985     11,889     342,489
 Inc.
 Principal SmallCap Fund, Inc.           --         --      8,977          --
 Principal Utilities Fund, Inc.          --         --      5,869          --

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the Domestic Growth Funds to Princor Financial Services Corporation during the year. Brokerage commissions were paid to other affiliates by Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc. and Principal Partners SmallCap Growth Fund, Inc. in the amounts of $369, $28,297, and $7, respectively.


5. INVESTMENT TRANSACTIONS

For the periods ended October 31, 2001, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Domestic Growth Funds were as follows:

                                                                                        PURCHASES              SALES
                                                                                 ------------------------  --------------
 Principal Balanced Fund, Inc.                                                         $120,737,182         $125,122,149
 Principal Blue Chip Fund, Inc.                                                         164,688,131          184,069,777
 Principal Capital Value Fund, Inc.                                                     617,929,976          624,478,862
 Principal Growth Fund, Inc.                                                            168,344,432          194,665,488
 Principal LargeCap Stock Index Fund, Inc.                                               34,919,137           13,713,131
 Principal MidCap Fund, Inc.                                                            289,140,165          319,543,369
 Principal Partners Equity Growth Fund, Inc.                                             70,493,668           59,279,777
 Principal Partners LargeCap Blend Fund, Inc.                                            15,698,455            3,713,011
 Principal Partners LargeCap Growth Fund, Inc.                                           22,567,086           16,918,825
 Principal Partners LargeCap Value Fund, Inc.                                            14,205,530            2,430,257
 Principal Partners MidCap Growth Fund, Inc.                                             74,051,128           62,308,041
 Principal Partners SmallCap Growth Fund, Inc.                                           14,901,368            6,959,480
 Principal Real Estate Fund, Inc.                                                        22,808,726           15,594,026
 Principal SmallCap Fund, Inc.                                                          159,887,273          147,421,233
 Principal Utilities Fund, Inc.                                                         124,824,454          128,394,452


At October 31, 2001, net federal income tax unrealized appreciation (depreciation) of investments by the Domestic Growth Funds was composed of the following:

                                                        INVESTMENTS            GROSS UNREALIZED            NET UNREALIZED
                                                                      ---------------------------------     APPRECIATION
                                                                                                           (DEPRECIATION)
                                                        AT TAX COST   APPRECIATION       (DEPRECIATION)     OF INVESTMENTS
                                                        -----------   ------------       --------------    ----------------
 Principal Balanced Fund, Inc.                          $127,861,338  $       6,995,818  $   (18,307)       (11,311,918)
 Principal Blue Chip Fund, Inc.                          209,437,281         19,992,102      (40,152)       (20,160,734)
 Principal Capital Value Fund, Inc.                      458,767,181         26,162,713      (42,355)       (16,192,303)
 Principal Growth Fund, Inc.                             495,713,827         40,795,743     (149,905)      (109,109,897)
 Principal LargeCap Stock Index Fund, Inc.                48,983,511          2,123,693      (11,806)        (9,682,877)
 Principal MidCap Fund, Inc.                             397,055,797         42,171,602      (21,078)        21,092,897)
 Principal Partners Equity Growth Fund, Inc.              70,028,486          3,849,360      (12,121)        (8,271,659)
 Principal Partners LargeCap Blend Fund, Inc.             11,700,264            377,092       (1,111)          (733,928)
 Principal Partners LargeCap Growth Fund, Inc.            11,845,064            249,683       (1,264)        (1,014,854)
 Principal Partners LargeCap Value Fund, Inc.             11,896,765            432,545         (924)          (492,172)
 Principal Partners MidCap Growth Fund, Inc.              17,993,423          1,570,849       (1,843)          (272,944)
 Principal Partners SmallCap Growth Fund, Inc.             5,655,563            552,451         (813)          (260,876)
 Principal Real Estate Fund, Inc.                         23,964,709          2,066,734         (665)         1,401,706)
 Principal SmallCap Fund, Inc.                           112,943,364          6,448,598      (30,670)       (24,221,902)
 Principal Utilities Fund, Inc.                          104,920,467          8,712,947      (17,506)        (8,793,989)


The Domestic Growth Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentrations of credit risk by issuer and industry.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                   PRINCIPAL    PRINCIPAL     PRINCIPAL      PRINCIPAL
                                                   BALANCED     BLUE CHIP   CAPITAL VALUE     GROWTH
                                                  FUND, INC.   FUND, INC.    FUND, INC.      FUND, INC.
                                                  -----------  -----------  -------------  -------------
 YEAR ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A.......................................   1,074,304    1,589,943     1,959,304      1,815,301
  Class B.......................................     291,779      463,571       270,483        490,585
  Class C.......................................      21,488       25,150        13,224         27,230
  Class R.......................................     333,188      291,598       159,840        280,930
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................     236,308      109,736       931,490      3,781,370
  Class B.......................................      41,524       36,853        70,140        833,345
  Class C.......................................         335          812           938         16,230
  Class R.......................................      52,493       36,252        68,169        462,360
 Shares redeemed:
  Class A.......................................  (1,225,121)  (1,671,879)   (2,186,523)    (2,197,067)
  Class B.......................................    (289,250)    (470,059)     (298,792)      (460,539)
  Class C.......................................     (16,666)     (22,074)       (9,140)       (22,695)
  Class R.......................................    (675,602)    (847,828)     (600,712)      (505,349)
                                                  ----------   ----------    ----------     ----------
                         Net Increase (Decrease)    (155,220)    (457,925)      378,421      4,521,701
                                                  ==========   ==========    ==========     ==========

                                                                 PRINCIPAL    PRINCIPAL     PRINCIPAL      PRINCIPAL
                                                                 BALANCED     BLUE CHIP   CAPITAL VALUE     GROWTH
                                                                FUND, INC.   FUND, INC.    FUND, INC.      FUND, INC.
                                                                -----------  -----------  -------------  -------------
 YEAR ENDED OCTOBER 31, 2000:
 Shares sold:
  Class A.....................................................     933,549    1,950,005     1,419,729      1,196,655
  Class B.....................................................     312,927      682,982       362,220        381,774
  Class C.....................................................      45,067       50,817        25,020         30,241
  Class R.....................................................     599,255      943,206       437,931        343,886
 Shares issued in reinvestment of dividends and distributions:
  Class A.....................................................     476,562       97,814     2,028,094        270,572
  Class B.....................................................      90,989       26,905       181,583         54,424
  Class C.....................................................         841          218           860            386
  Class R.....................................................     101,900       25,863       162,652         27,603
 Shares redeemed:
  Class A.....................................................  (2,300,437)  (2,318,481)   (4,768,047)    (1,614,195)
  Class B.....................................................    (535,910)    (686,142)     (775,453)      (345,017)
  Class C.....................................................     (33,684)      (7,877)       (6,565)        (6,158)
  Class R.....................................................    (589,022)    (727,939)     (624,708)      (236,402)
                                                                ----------   ----------    ----------     ----------
                                       Net Increase (Decrease)    (897,963)      37,371    (1,556,684)       103,769
                                                                ==========   ==========    ==========     ==========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                 PRINCIPAL       PRINCIPAL       PRINCIPAL           PRINCIPAL
                                                               LARGECAP STOCK     MIDCAP      PARTNERS EQUITY    PARTNERS LARGECAP
                                                              INDEX FUND, INC.  FUND, INC.   GROWTH FUND, INC.   BLEND FUND, INC.
                                                              ----------------  -----------  -----------------  -------------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A...................................................     1,401,278       1,669,901       1,841,323            886,079
  Class B...................................................       381,832         334,037         656,594            304,370
  Class C...................................................        67,539          18,365          86,881            123,510
  Class R...................................................     1,306,947         240,047         328,236                N/A
 Shares issued in reinvestment of dividends and
 distributions:
  Class A...................................................         6,100       2,922,626              --                 --
  Class B...................................................           449         697,692              --                 --
  Class C...................................................           374           5,356              --                 --
  Class R...................................................         1,712         290,129              --                N/A
 Shares redeemed:
  Class A...................................................      (315,664)     (1,944,723)     (1,201,921)           (31,060)
  Class B...................................................       (47,384)       (377,385)       (328,381)            (5,778)
  Class C...................................................       (13,816)         (6,682)        (30,129)            (3,629)
  Class R...................................................      (370,734)       (398,482)       (224,863)               N/A
                                                                 ---------      ----------      ----------          ---------
                                     Net Increase (Decrease)     2,418,633       3,450,881       1,127,740          1,273,492
                                                                 =========      ==========      ==========          =========

                                                                 PRINCIPAL       PRINCIPAL       PRINCIPAL           PRINCIPAL
                                                               LARGECAP STOCK     MIDCAP      PARTNERS EQUITY    PARTNERS LARGECAP
                                                              INDEX FUND, INC.  FUND, INC.   GROWTH FUND, INC.   BLEND FUND, INC.
                                                              ----------------  -----------  -----------------  -------------------
 PERIODS ENDED OCTOBER 31, 2000:
 Shares sold:
  Class A...................................................       990,122       1,073,339      5,040,167               N/A
  Class B...................................................       289,269         282,130      1,852,530               N/A
  Class C...................................................       125,533          11,186        232,969               N/A
  Class R...................................................     1,337,520         219,529        979,040               N/A
 Shares issued in reinvestment of dividends and
 distributions:
  Class A...................................................            --         335,291             --               N/A
  Class B...................................................            --          76,736             --               N/A
  Class C...................................................            --             165             --               N/A
  Class R...................................................            --          28,509             --               N/A
 Shares redeemed:
  Class A...................................................       (59,414)     (1,852,115)      (654,972)              N/A
  Class B...................................................       (20,662)       (429,261)      (129,945)              N/A
  Class C...................................................        (2,059)         (2,016)       (14,117)              N/A
  Class R...................................................       (67,904)       (197,202)      (139,499)              N/A
                                                                 ---------      ----------      ---------
                                     Net Increase (Decrease)     2,592,405        (453,709)     7,166,173
                                                                 =========      ==========      =========               ===

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      PRINCIPAL          PRINCIPAL          PRINCIPAL           PRINCIPAL
                                                  PARTNERS LARGECAP  PARTNERS LARGECAP   PARTNERS MIDCAP    PARTNERS SMALLCAP
                                                  GROWTH FUND, INC.  VALUE FUND, INC.   GROWTH FUND, INC.   GROWTH FUND, INC.
                                                  -----------------  -----------------  -----------------  --------------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A.......................................       875,458          1,034,602          1,622,306             671,502
  Class B.......................................       300,938            287,288            530,887             208,789
  Class C.......................................        18,976            131,137             41,778             106,607
  Class R.......................................       185,315                N/A            319,442                 N/A
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................            --                 --                 --                  --
  Class B.......................................            --                 --                 --                  --
  Class C.......................................            --                 --                 --                  --
  Class R.......................................            --                N/A                 --                 N/A
 Shares redeemed:
  Class A.......................................      (257,232)          (218,053)          (466,208)            (13,647)
  Class B.......................................       (57,640)            (6,299)          (100,516)            (10,462)
  Class C.......................................       (16,024)            (1,041)           (14,315)               (202)
  Class R.......................................       (92,951)               N/A           (135,765)                N/A
                                                      --------          ---------          ---------             -------
                         Net Increase (Decrease)       956,840          1,227,634          1,797,609             962,587
                                                      ========          =========          =========             =======

                                                      PRINCIPAL          PRINCIPAL          PRINCIPAL           PRINCIPAL
                                                  PARTNERS LARGECAP  PARTNERS LARGECAP   PARTNERS MIDCAP    PARTNERS SMALLCAP
                                                  GROWTH FUND, INC.  VALUE FUND, INC.   GROWTH FUND, INC.    GROWTH FUND, INC.
                                                  -----------------  -----------------  -----------------  --------------------
 PERIODS ENDED OCTOBER 31, 2000:
 Shares sold:
  Class A.......................................       929,976              N/A            1,345,526               N/A
  Class B.......................................       351,968              N/A              462,396               N/A
  Class C.......................................       127,993              N/A              170,233               N/A
  Class R.......................................       225,194              N/A              270,678               N/A
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................            --              N/A                   --               N/A
  Class B.......................................            --              N/A                   --               N/A
  Class C.......................................            --              N/A                   --               N/A
  Class R.......................................            --              N/A                   --               N/A
 Shares redeemed:
  Class A.......................................       (52,604)             N/A              (39,721)              N/A
  Class B.......................................        (6,135)             N/A               (9,893)              N/A
  Class C.......................................        (3,124)             N/A              (27,799)              N/A
  Class R.......................................        (8,053)             N/A               (7,886)              N/A
                                                     ---------                          ---------
                         Net Increase (Decrease)     1,565,215                             2,163,534
                                                     =========              ===         =========                  ===

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                           PRINCIPAL    PRINCIPAL     PRINCIPAL
                                          REAL ESTATE   SMALLCAP      UTILITIES
                                          FUND, INC.    FUND,INC.    FUND, INC.
                                          -----------  -----------  -------------
 YEAR ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A...............................    524,283     2,709,228     1,138,008
  Class B...............................    134,006       693,989       367,437
  Class C...............................     22,628        52,862        30,716
  Class R...............................    323,477       774,442       232,539
 Shares issued in reinvestment of
 dividends and distributions:
  Class A...............................     41,980     1,027,770     1,473,491
  Class B...............................     16,449       342,138       279,575
  Class C...............................         83        16,452         8,874
  Class R...............................     22,192       297,706       162,355
 Shares redeemed:
  Class A...............................   (267,970)   (2,057,480)   (1,327,274)
  Class B...............................    (47,926)     (405,658)     (291,634)
  Class C...............................     (2,255)      (25,140)      (13,524)
  Class R...............................   (118,121)     (587,014)     (256,419)
                                           --------    ----------    ----------
                 Net Increase (Decrease)    648,826     2,839,295     1,804,144
                                           ========    ==========    ==========

                                         PRINCIPAL    PRINCIPAL     PRINCIPAL
                                        REAL ESTATE   SMALLCAP      UTILITIES
                                        FUND, INC.    FUND,INC.    FUND, INC.
                                        -----------  -----------  -------------
 YEAR ENDED OCTOBER 31, 2000:
 Shares sold:
  Class A.............................    389,421     2,833,636       784,317
  Class B.............................     99,858       955,283       302,192
  Class C.............................      2,947        89,757        29,733
  Class R.............................    120,314     1,023,863       273,098
 Shares issued in reinvestment of
 dividends and distributions:
  Class A.............................     37,113       362,271       455,489
  Class B.............................     15,991       108,575        78,081
  Class C.............................        337         2,175           697
  Class R.............................     16,544        70,779        38,718
 Shares redeemed:
  Class A.............................   (216,896)   (1,467,562)   (1,323,767)
  Class B.............................    (51,691)     (601,314)     (336,884)
  Class C ...........................        (297)      (11,725)       (3,381)

  Class R.............................    (40,811)     (393,838)     (180,704)
                                         --------    ----------    ----------
               Net Increase (Decrease)    372,830     2,971,900       117,589
                                         ========    ==========    ==========




                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL BALANCED FUND, INC.

                                OCTOBER 31, 2001

                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (54.33%)
ADVERTISING AGENCIES (0.38%)
                                                                                 $
 Interpublic Group                                             19,400                 435,530
ADVERTISING SERVICES (0.06%)
 Havas Advertising                                              3,838                  28,440
 WPP Group                                                        993                  44,089
                                                                                       72,529
AEROSPACE & DEFENSE (0.37%)
 BAE Systems                                                    3,000                  58,201
 Boeing                                                        11,360                 370,336
                                                                                      428,537
AEROSPACE & DEFENSE EQUIPMENT (0.29%)
 United Technologies                                            6,200                 334,118
AIRLINES (0.18%)
 Delta Air Lines                                                7,200                 164,592
 Ryanair Holdings /1/                                           1,020                  47,675
                                                                                      212,267
APPAREL MANUFACTURERS (0.18%)
 Jones Apparel Group /1/                                        7,400                 204,240
APPLICATIONS SOFTWARE (0.51%)
 Microsoft /1/                                                  6,800                 395,420
 Siebel Systems /1/                                            11,800                 192,694
                                                                                      588,114
AUDIO & VIDEO PRODUCTS (0.04%)
 Pioneer                                                        2,130                  40,853
AUTO-CARS & LIGHT TRUCKS (0.27%)
 General Motors                                                 5,720                 236,350
 Honda Motor                                                      602                  43,705
 Nissan Motor                                                   2,810                  25,431
 Peugeot                                                          280                  11,550
                                                                                      317,036
BEVERAGES-WINE & SPIRITS (0.06%)
 Diageo                                                         1,811                  73,979
BROADCASTING SERVICES & PROGRAMMING (0.36%)
 Grupo Televisa                                                 1,685                  51,308
 Liberty Media                                                 30,888                 361,081
                                                                                      412,389
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.06%)
 Cemex                                                            390                   8,970
 Hanson                                                         1,791                  61,306
                                                                                       70,276
CABLE TV (0.88%)
 Comcast                                                       28,500               1,021,440
CELLULAR TELECOMMUNICATIONS (0.60%)
 America Movil /1/                                              2,831                  42,465
 China Mobile /1/                                               1,165                  17,731
 NTT DoCoMo                                                       354                  24,004
 Sprint /1/                                                    22,700                 506,210
 Vodafone Group                                                 4,433                 102,491
                                                                                      692,901
CHEMICALS-DIVERSIFIED (0.69%)
 Akzo Nobel                                                     1,767                  72,580
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                                 $
 Dow Chemical                                                   7,300                 242,725
 E.I. Du Pont de Nemours                                       12,153                 485,999
                                                                                      801,304
CHEMICALS-SPECIALTY (0.29%)
 Ashland                                                        8,400                 338,184
COMMERCIAL BANKS (0.15%)
 Commerce Bancshares                                            4,647                 168,547
COMMERCIAL SERVICE-FINANCE (0.77%)
 H&R Block                                                     10,300                 351,024
 Paychex                                                       16,850                 540,211
                                                                                      891,235
COMPUTER SERVICES (0.61%)
 Computer Sciences /1/                                         16,600                 596,106
 Unisys                                                        11,900                 106,267
                                                                                      702,373
COMPUTERS (0.72%)
 Compaq Computer                                               15,900                 139,125
 Hewlett-Packard                                               17,900                 301,257
 Sun Microsystems /1/                                          38,500                 390,775
                                                                                      831,157
COMPUTERS-MEMORY DEVICES (0.48%)
 EMC                                                           23,600                 290,752
 Veritas Software /1/                                           9,400                 266,772
                                                                                      557,524
COSMETICS & TOILETRIES (0.56%)
 Kimberly-Clark                                                 4,900                 271,999
 Procter & Gamble                                               5,200                 383,656
                                                                                      655,655
CRUISE LINES (0.19%)
 Royal Caribbean Cruises                                       20,400                 224,400
DATA PROCESSING & MANAGEMENT (0.49%)
 Automatic Data Processing                                     10,900                 563,094
DIVERSIFIED FINANCIAL SERVICES (1.96%)
 Citigroup                                                     46,746               2,127,878
 Fortis                                                         5,990                 141,888
                                                                                    2,269,766
DIVERSIFIED MANUFACTURING OPERATIONS (2.31%)
 Cooper Industries                                             10,500                 406,350
 Danaher                                                        5,500                 306,570
 General Electric                                              30,600               1,114,146
 Honeywell International                                       16,100                 475,755
 Tyco International                                             7,700                 378,378
                                                                                    2,681,199
DIVERSIFIED MINERALS (0.05%)
 BHP Billiton                                                  13,961                  59,426
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.03%)
 Vivendi Universal                                                807                  37,630
DRUG DELIVERY SYSTEMS (0.06%)
 Elan /1/                                                       1,505                  68,703
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
E-COMMERCE/SERVICES (0.22%)
                                                                                 $
 TMP Worldwide /1/                                              8,691                 259,426
ELECTRIC PRODUCTS-MISCELLANEOUS (0.30%)
 Emerson Electric                                               6,990                 342,650
ELECTRIC-INTEGRATED (1.74%)
 American Electric Power                                        9,130                 382,547
 Cinergy                                                        6,278                 189,470
 CMS Energy                                                    18,400                 395,784
 E.oN                                                           1,844                  95,150
 NiSource                                                      15,470                 367,413
 Reliant Energy                                                17,760                 496,392
 Scottish Power                                                 4,056                  91,666
                                                                                    2,018,422
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.06%)
 Flextronics International /1/                                  1,430                  28,457
 Koninklijke Philips Electronics                                1,925                  43,409
                                                                                       71,866
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.56%)
 Intel                                                         14,540                 355,067
 Texas Instruments                                             10,400                 291,096
                                                                                      646,163
ENTERPRISE SOFTWARE/SERVICE (0.42%)
 BEA Systems /1/                                               17,000                 206,380
 Computer Associates International                              9,140                 282,609
                                                                                      488,989
FIDUCIARY BANKS (0.29%)
 Bank of New York                                               2,400                  81,624
 State Street                                                   5,600                 255,024
                                                                                      336,648
FINANCE-CREDIT CARD (0.43%)
 American Express                                              11,500                 338,445
 Capital One Financial                                          4,000                 165,240
                                                                                      503,685
FINANCE-INVESTMENT BANKER & BROKER (0.84%)
 Merrill Lynch                                                  6,700                 292,857
 Morgan Stanley Dean Witter                                    12,100                 591,932
 Nomura Holdings                                                  680                  89,441
                                                                                      974,230
FINANCE-MORTGAGE LOAN/BANKER (1.06%)
 Federal Home Loan Mortgage                                     5,790                 392,678
 Federal National Mortgage Association                         10,290                 833,078
                                                                                    1,225,756
FINANCIAL GUARANTEE INSURANCE (0.78%)
 AMBAC Financial Group                                          7,360                 353,280
 MGIC Investment                                               10,590                 547,927
                                                                                      901,207
FOOD-MISCELLANEOUS/DIVERSIFIED (0.81%)
 Conagra Foods                                                 15,400                 352,660
 Groupe Danone                                                  2,910                  67,803
 Nestle                                                         2,375                 123,268
 Sara Lee                                                      17,600                 392,304
                                                                                      936,035
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-RETAIL (0.48%)
                                                                                 $
 Koninklijke Ahold                                              2,638                  74,392
 Safeway /1/                                                   11,700                 487,305
                                                                                      561,697
FOOD-WHOLESALE/DISTRIBUTION (0.56%)
 Sysco                                                         27,000                 650,970
HOTELS & MOTELS (0.04%)
 Accor                                                          3,339                  52,433
HUMAN RESOURCES (0.02%)
 Adecco                                                         2,157                  23,835
INTERNET SECURITY (0.16%)
 Check Point Software Technologies /1/                          6,184                 182,552
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.04%)
 Amvescap                                                       1,862                  44,316
LIFE & HEALTH INSURANCE (1.09%)
 Cigna                                                          4,700                 342,630
 Conseco                                                       13,000                  38,870
 Jefferson-Pilot                                                9,200                 380,420
 Lincoln National                                              11,800                 499,730
                                                                                    1,261,650
MACHINERY-GENERAL INDUSTRY (0.37%)
 Ingersoll-Rand                                                11,500                 428,950
MEDICAL INSTRUMENTS (1.42%)
 Biomet                                                        17,500                 533,750
 Guidant                                                        4,580                 190,116
 Medtronic                                                     23,000                 926,900
                                                                                    1,650,766
MEDICAL PRODUCTS (1.02%)
 Johnson & Johnson                                             20,400               1,181,364
MEDICAL-BIOMEDICAL/GENE (0.04%)
 Qiagen /1/                                                     2,800                  50,120
MEDICAL-DRUGS (4.10%)
 Abbott Laboratories                                            5,419                 287,099
 Aventis                                                        1,708                 124,940
 Biovail /1/                                                      617                  29,159
 Bristol-Myers Squibb                                          16,000                 855,200
 GlaxoSmithKline /1/                                            1,478                  78,777
 Merck                                                          9,960                 635,548
 Novartis                                                       1,324                  49,822
 Pfizer                                                        47,900               2,007,010
 Schering /1/                                                   1,480                  75,850
 Schering-Plough                                               16,620                 617,932
                                                                                    4,761,337
MEDICAL-GENERIC DRUGS (0.19%)
 Watson Pharmaceutical /1/                                      4,700                 224,096
MEDICAL-HMO (0.50%)
 Anthem                                                         3,490                 146,161
 Wellpoint Health Networks /1/                                  3,840                 428,506
                                                                                      574,667
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.75%)
                                                                                 $
 Cardinal Health                                               13,000                 872,430
METAL PROCESSORS & FABRICATION (0.04%)
 Pechiney                                                       2,220                  50,616
METAL-ALUMINUM (0.32%)
 Alcan                                                          2,423                  74,022
 Alcoa                                                          9,110                 293,980
                                                                                      368,002
MONEY CENTER BANKS (1.86%)
 ABN Amro Holding                                               7,483                 114,565
 Bank of America                                               13,470                 794,595
 Barclays                                                         723                  88,929
 Canadian Imperial Bank of Commerce                               566                  17,444
 Credit Suisse Group                                            2,224                  80,509
 Deutsche Bank                                                  1,042                  57,727
 HSBC Holdings                                                    941                  51,764
 JP Morgan Chase                                               15,400                 544,544
 Royal Bank of Canada                                           4,210                 124,195
 San Paolo-IMI                                                  3,984                  83,226
 Sumitomo Mitsui Banking                                        3,890                  24,057
 UBS                                                            3,740                 173,424
                                                                                    2,154,979
MORTGAGE BANKS (0.02%)
 Abbey National                                                   923                  27,450
MULTI-LINE INSURANCE (1.98%)
 Aegon                                                          2,126                  53,320
 Allstate                                                      11,400                 357,732
 American International Group                                  14,100               1,108,260
 AXA                                                            3,980                  86,684
 Hartford Financial Services                                    4,800                 259,200
 ING Groep                                                      5,286                 131,410
 Safeco                                                         9,600                 296,064
                                                                                    2,292,670
MULTIMEDIA (1.41%)
 AOL Time Warner /1/                                           39,000               1,217,190
 News                                                             602                  16,567
 Viacom /1/                                                     6,270                 228,918
 Walt Disney                                                    9,600                 178,464
                                                                                    1,641,139
NETWORKING PRODUCTS (0.84%)
 Cisco Systems /1/                                             49,800                 842,616
 Lucent Technologies                                           19,300                 129,310
                                                                                      971,926
OFFICE AUTOMATION & EQUIPMENT (0.05%)
 Canon                                                          2,003                  58,628
OIL COMPANY-EXPLORATION & PRODUCTION (0.50%)
 Burlington Resources                                           9,250                 344,562
 Devon Energy                                                   6,180                 236,694
                                                                                      581,256
OIL COMPANY-INTEGRATED (3.13%)
 BP Amoco                                                       1,435                  69,368
 ChevronTexaco                                                  4,697                 415,919
 Conoco                                                        21,503                 552,627
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
                                                                                 $
 ENI-Ente Nazionale Idrocarburi                                 1,231                  77,565
 Exxon Mobil                                                   26,980               1,064,361
 Phillips Petroleum                                             5,300                 288,373
 Shell Transport & Trading                                      1,654                  73,686
 TotalFinaElf                                                   2,125                 148,198
 Unocal                                                        16,600                 534,520
 USX-Marathon Group                                            14,700                 405,573
                                                                                    3,630,190
OIL REFINING & MARKETING (0.04%)
 Statoil /1/                                                    7,100                  48,280
PAPER & RELATED PRODUCTS (0.45%)
 International Paper                                            5,200                 186,160
 Mead                                                          11,400                 305,976
 Stora Enso Oyj /1/                                             1,600                  18,832
 UPM-Kymmene Oyj                                                  488                  15,640
                                                                                      526,608
PHARMACEUTICALS (0.50%)
 Pharmacia                                                     14,280                 578,626
PIPELINES (0.33%)
 Questar                                                       17,200                 378,400
REGIONAL BANKS (1.86%)
 Bank One                                                      12,000                 398,280
 Fifth Third Bancorp                                           11,600                 654,472
 FleetBoston Financial                                         16,440                 540,218
 PNC Financial Services Group                                   5,440                 298,656
 Wells Fargo                                                    6,650                 262,675
                                                                                    2,154,301
RETAIL-APPAREL & SHOE (0.22%)
 Limited                                                       23,400                 260,910
RETAIL-BEDDING (0.71%)
 Bed Bath & Beyond /1/                                         32,900                 824,474
RETAIL-BUILDING PRODUCTS (0.23%)
 Home Depot                                                     7,000                 267,610
RETAIL-MAJOR DEPARTMENT STORE (0.31%)
 May Department Stores                                         11,400                 358,530
RETAIL-REGIONAL DEPARTMENT STORE (0.72%)
 Federated Department Stores /1/                                8,460                 270,635
 Kohls /1/                                                     10,100                 561,661
                                                                                      832,296
RETAIL-RESTAURANTS (0.52%)
 McDonald's                                                    23,100                 602,217
SAVINGS & LOANS/THRIFTS (0.58%)
 Washington Mutual                                             22,300                 673,237
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.21%)
 Linear Technology                                             14,000                 543,200
 Maxim Integrated Products /1/                                 17,200                 786,900
 Taiwan Semiconductor Manufacturing                             3,314                  42,784
 United Microelectronics /1/                                    5,496                  31,327
                                                                                    1,404,211
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR EQUIPMENT (0.12%)
                                                                                 $
 Applied Materials /1/                                          4,000                 136,440
STEEL-PRODUCERS (0.03%)
 Pohang Iron & Steel                                            2,362                  40,508
TELECOMMUNICATION EQUIPMENT (0.40%)
 ADC Telecommunications /1/                                    14,200                  64,610
 Comverse Technology /1/                                        9,600                 180,576
 Nortel Networks                                               38,250                 222,233
                                                                                      467,419
TELECOMMUNICATION SERVICES (0.04%)
 Amdocs /1/                                                     1,147                  29,948
 Korea Telecom                                                  1,036                  21,590
                                                                                       51,538
TELEPHONE-INTEGRATED (2.87%)
 AT&T                                                          41,599                 634,385
 BellSouth                                                     17,370                 642,690
 British Telecommunications                                       585                  29,303
 McLeodUSA /1/                                                 16,500                  12,375
 SBC Communications                                            18,770                 715,325
 Sprint                                                        19,100                 382,000
 Swisscom                                                         288                   7,949
 Telecom Italia                                                   402                  33,185
 Telefonica                                                       163                   5,781
 Verizon Communications                                         7,618                 379,452
 WorldCom /1/                                                  36,300                 488,235
                                                                                    3,330,680
TOBACCO (0.52%)
 Philip Morris                                                 12,800                 599,040
TOYS (0.03%)
 Nintendo                                                       1,712                  33,200
TRANSPORT-RAIL (0.16%)
 Burlington Northern Santa Fe                                   6,800                 182,716
WIRE & CABLE PRODUCTS (0.01%)
 Furukawa Electric                                                200                  11,535
WIRELESS EQUIPMENT (0.43%)
 Motorola                                                      30,310                 496,175
                                                 TOTAL COMMON STOCKS               63,016,473

                                                           Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (24.10%)
AEROSPACE & DEFENSE (0.75%)
 Raytheon                                                  10,000,000
                                                           $                     $
  7.20%; 08/15/27                                             100,000                 100,732
  7.90%; 03/01/03                                             736,000                 769,824
                                                                                      870,556
                                                           Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
AIRLINES (0.22%)
 Southwest Airlines                                        10,000,000
                                                           $                     $
  5.10%; 05/01/06                                             250,000                 252,883
AUTO-CARS & LIGHT TRUCKS (0.29%)
 Ford Motor                                                10,000,000
  7.45%; 07/16/31                                             360,000                 336,597
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.45%)
 Timken                                                    10,000,000
  7.30%; 08/13/02                                             500,000                 517,667
BROADCASTING SERVICES & PROGRAMMING (0.22%)
 Clear Channel Communications                              10,000,000
  6.00%; 11/01/06                                             250,000                 251,005
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.27%)
 Masco                                                     10,000,000
  6.00%; 05/03/04                                             300,000                 312,139
BUILDING PRODUCTS-AIR & HEATING (0.07%)
 York International                                        10,000,000
  6.63%; 08/15/06                                              75,000                  78,455
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.45%)
 Cemex Central Sa De Cv /2/                                10,000,000
  8.63%; 07/18/03                                             500,000                 526,250
BUILDING PRODUCTS-WOOD (0.15%)
 Celulosa Arauco y Constitucion                            10,000,000
  7.75%; 09/13/11                                             175,000                 175,451
CABLE TV (0.29%)
 Comcast Cable Communications                              10,000,000
  6.88%; 06/15/09                                             325,000                 340,015
CELLULAR TELECOMMUNICATIONS (0.33%)
 Telus                                                     10,000,000
  7.50%; 06/01/07                                             175,000                 188,081
  8.00%; 06/01/11                                             175,000                 190,763
                                                                                      378,844
CHEMICALS-DIVERSIFIED (0.49%)
 Chevron Phillips Chemical                                 10,000,000
  7.00%; 03/15/11                                             500,000                 510,749
 Equistar Chemicals                                        10,000,000
  8.50%; 02/15/04                                              60,000                  57,870
                                                                                      568,619
CREDIT CARD ASSET BACKED SECURITIES (0.90%)
 Discover Card Master Trust I                              10,000,000
  5.60%; 05/16/06                                           1,000,000               1,047,692
DISTRIBUTION/WHOLESALE (0.43%)
 Boise Cascade Office Products                             10,000,000
  7.05%; 05/15/05                                             500,000                 505,073
DIVERSIFIED FINANCIAL SERVICES (0.48%)
 Citigroup                                                 10,000,000
  7.25%; 10/01/10                                             500,000                 554,489
                                                           Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (0.44%)
 Tyco International                                        10,000,000
                                                           $                     $
  6.25%; 06/15/03                                             500,000                 515,953
DIVERSIFIED OPERATIONS (0.23%)
 Rio Tinto Finance                                         10,000,000
  5.75%; 07/03/06                                             250,000                 261,676
ELECTRIC-GENERATION (0.10%)
 Reliant Energy Finance /2/                                10,000,000
  7.40%; 11/15/02                                             115,000                 119,181
ELECTRIC-INTEGRATED (0.95%)
 Dominion Fiber Ventures /2/                               10,000,000
  7.05%; 03/15/05                                             150,000                 156,513
 Dominion Resources                                        10,000,000
  6.00%; 01/31/03                                             300,000                 309,126
 Mirant Americas Generation /2/                            10,000,000
  7.20%; 10/01/08                                             250,000                 250,494
 Niagara Mohawk Power                                      10,000,000
  5.38%; 10/01/04                                             150,000                 152,392
 Progress Energy                                           10,000,000
  6.55%; 03/01/04                                             225,000                 237,877
                                                                                    1,106,402
FINANCE-AUTO LOANS (1.20%)
 Ford Motor Credit                                         10,000,000
  6.50%; 01/25/07                                             275,000                 274,153
  6.88%; 02/01/06                                             500,000                 511,810
 General Motors Acceptance                                 10,000,000
  6.13%; 09/15/06                                             250,000                 248,795
  7.25%; 03/02/11                                             100,000                 101,057
  8.00%; 11/01/31                                             250,000                 252,132
                                                                                    1,387,947
FINANCE-CONSUMER LOANS (0.24%)
 Household Finance                                         10,000,000
  8.00%; 07/15/10                                             250,000                 281,323
FINANCE-INVESTMENT BANKER & BROKER (1.53%)
 Bear Stearns                                              10,000,000
  6.50%; 05/01/06                                             175,000                 184,340
 Lehman Brothers                                           10,000,000
  7.25%; 04/15/03                                           1,000,000               1,056,593
 Salomon Smith Barney Holdings                             10,000,000
  6.50%; 02/15/08                                             500,000                 534,750
                                                                                    1,775,683
FINANCE-MORTGAGE LOAN/BANKER (1.67%)
 Countrywide Home Loans                                    10,000,000
  5.25%; 06/15/04                                             500,000                 515,973
 Federal Home Loan Mortgage                                10,000,000
  6.75%; 03/15/31                                           1,000,000               1,156,162
 Federal National Mortgage Association                     10,000,000
  5.50%; 03/15/11                                             250,000                 261,841
                                                                                    1,933,976
FINANCE-OTHER SERVICES (0.47%)
 Verizon Global Funding                                    10,000,000
  7.25%; 12/01/10                                             500,000                 548,736
                                                           Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FOOD-MISCELLANEOUS/DIVERSIFIED (0.22%)
 Kraft Foods                                               10,000,000
                                                           $                     $
  6.50%; 11/01/31                                             250,000                 255,710
FOOD-RETAIL (0.79%)
 Kroger                                                    10,000,000
  7.50%; 04/01/31                                             250,000                 272,120
 Safeway                                                   10,000,000
  3.63%; 11/05/03                                             500,000                 500,365
  7.00%; 09/15/02                                             140,000                 143,811
                                                                                      916,296
INDEPENDENT POWER PRODUCER (0.43%)
 Calpine                                                   10,000,000
  8.50%; 02/15/11                                             500,000                 503,141
MONEY CENTER BANKS (0.22%)
 Bank of America                                           10,000,000
  4.75%; 10/15/06                                             250,000                 249,947
MORTGAGE BACKED SECURITIES (1.75%)
 DLJ Commercial Mortgage                                   10,000,000
  6.59%; 02/15/08                                             700,000                 745,181
 JP Morgan Commercial Mortgage Finance                     10,000,000
  6.66%; 10/15/35                                             450,000                 479,263
 Morgan Stanley Capital I                                  10,000,000
  6.81%; 12/15/31                                             750,000                 805,583
                                                                                    2,030,027
MULTI-LINE INSURANCE (0.36%)
 Lion Connecticut Holdings                                 10,000,000
  6.38%; 08/15/03                                             400,000                 419,069
MULTIMEDIA (0.45%)
 AOL Time Warner                                           10,000,000
  7.63%; 04/15/31                                             250,000                 262,301
 Viacom                                                    10,000,000
  6.63%; 05/15/11                                             250,000                 261,384
                                                                                      523,685
OIL COMPANY-EXPLORATION & PRODUCTION (0.55%)
 Alberta Energy                                            10,000,000
  7.38%; 11/01/31                                              75,000                  77,053
 Kerr-McGee                                                10,000,000
  5.88%; 09/15/06                                             175,000                 178,087
 Petroleos Mexicanos /2/                                   10,000,000
  6.50%; 02/01/05                                             175,000                 177,406
 Triton Energy                                             10,000,000
  8.88%; 10/01/07                                             184,000                 201,480
                                                                                      634,026
OIL COMPANY-INTEGRATED (0.10%)
 Conoco Funding                                            10,000,000
  7.25%; 10/15/31                                             115,000                 118,011
PAPER & RELATED PRODUCTS (0.20%)
 Abitibi-Consolidated                                      10,000,000
  8.85%; 08/01/30                                             100,000                 100,685
 Mead                                                      10,000,000
  6.60%; 03/01/02                                              35,000                  35,369
                                                           Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
 Stora Enso Oyj                                            10,000,000
                                                           $                     $
  7.38%; 05/15/11                                              85,000                  92,761
                                                                                      228,815
PIPELINES (1.70%)
 Duke Energy Field Services                                10,000,000
  7.88%; 08/16/10                                             500,000                 554,675
 Enron                                                     10,000,000
  6.75%; 09/01/04                                           1,000,000                 821,604
 Kinder Morgan Energy Partners                             10,000,000
  6.75%; 03/15/11                                             325,000                 339,082
 Williams                                                  10,000,000
  7.75%; 06/15/31                                             250,000                 256,169
                                                                                    1,971,530
POULTRY (0.27%)
 Tyson Foods /2/                                           10,000,000
  6.63%; 10/01/04                                             300,000                 310,132
REAL ESTATE OPERATOR & DEVELOPER (0.16%)
 EOP Operating                                             10,000,000
  7.00%; 07/15/11                                             175,000                 182,590
REGIONAL BANKS (0.44%)
 Korea Development Bank                                    10,000,000
  7.90%; 02/01/02                                             500,000                 506,032
RETAIL-MAJOR DEPARTMENT STORE (0.07%)
 Sears Roebuck Acceptance                                  10,000,000
  6.95%; 05/15/02                                              75,000                  76,445
RETAIL-REGIONAL DEPARTMENT STORE (0.49%)
 Dillards                                                  10,000,000
  6.43%; 08/01/04                                             500,000                 460,689
 Federated Department Stores                               10,000,000
  7.00%; 02/15/28                                              75,000                  69,222
  8.13%; 10/15/02                                              39,000                  40,524
                                                                                      570,435
RETAIL-TOY STORE (0.11%)
 Toys R US /2/                                             10,000,000
  6.88%; 08/01/06                                             125,000                 127,512
SOVEREIGN (0.11%)
 Mexico Government                                         10,000,000
  8.38%; 01/14/11                                             125,000                 128,188
STEEL-PRODUCERS (0.63%)
 Carpenter Technology                                      10,000,000
  6.99%; 04/20/18                                             800,000                 734,919
TELEPHONE-INTEGRATED (1.97%)
 BellSouth                                                 10,000,000
  6.88%; 10/15/31                                             100,000                 103,081
 British Telecommunications                                10,000,000
  7.88%; 12/15/05                                             500,000                 551,887
 France Telecom /2/                                        10,000,000
  7.20%; 03/01/06                                             450,000                 480,409
 Qwest Capital Funding                                     10,000,000
  7.25%; 02/15/11                                             750,000                 768,110
                                                           Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 Sprint Capital                                            10,000,000
                                                           $                     $
  6.00%; 01/15/07                                             125,000                 124,990
 Telefonos de Mexico                                       10,000,000
  8.25%; 01/26/06                                             250,000                 260,625
                                                                                    2,289,102
TRANSPORT-RAIL (0.46%)
 Burlington Northern Santa Fe                              10,000,000
  7.95%; 08/15/30                                             250,000                 283,434
 Canadian Pacific Railway                                  10,000,000
  7.13%; 10/15/31                                             100,000                 103,060
 CSX                                                       10,000,000
  7.05%; 05/01/02                                              20,000                  20,406
 Union Pacific                                             10,000,000
  5.75%; 10/15/07                                             120,000                 122,447
                                                                                      529,347
                                                         TOTAL BONDS               27,951,571

                                                           Principal
     Type           Rate             Maturity                Amount                  Value
-----------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (8.93%)
                                                           $                     $
FHLMC           6.00%         01/01/29                        813,466                 829,181
FHLMC           6.50%         12/01/20 - 07/01/31           3,169,124               3,275,675
FHLMC           7.00%         12/01/27 - 05/01/31           2,985,185               3,116,426
FHLMC           7.50%         10/01/30 - 01/01/31           1,665,365               1,743,963
FHLMC           8.00%         12/01/30 - 02/01/31           1,314,827               1,390,743
                                            TOTAL FHLMC CERTIFICATES               10,355,988

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (4.11%)
FNMA            5.50%         06/01/31                        319,136                 317,028
FNMA            6.00%         06/01/06 - 05/01/10           1,642,648               1,714,475
FNMA            6.50%         01/01/04 - 10/01/31           2,632,191               2,733,497
                                             TOTAL FNMA CERTIFICATES                4,765,000

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (2.15%)
GNMA I          6.00%         01/15/29                      1,321,728               1,344,617
GNMA II         6.00%         06/20/26 - 06/20/27           1,134,331               1,148,530
                                             TOTAL GNMA CERTIFICATES                2,493,147

                                                           Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
TREASURY BONDS (3.32%)
 U.S. Treasury                                             10,000,000
                                                           $                     $
  4.63%; 05/15/06                                             430,000                 449,888
  6.25%; 05/15/30                                             750,000                 893,965
  7.13%; 02/15/23                                             300,000                 379,242
  8.00%; 11/15/21                                             600,000                 821,531
 U.S. Treasury Strip /1/                                   10,000,000
  0.00%; 02/15/15                                           1,000,000                 510,129
  0.00%; 02/15/19                                           2,000,000                 804,178
                                                TOTAL TREASURY BONDS                3,858,933

                                                           Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.54%)
FINANCE-CONSUMER LOANS (3.54%)
 Investment in Joint Trading Account; Household
  Finance                                                  10,000,000
  2.63%; 11/01/01                                           4,108,308               4,108,308
                                              TOTAL COMMERCIAL PAPER                4,108,308
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (100.48%)              116,549,420
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (-0.48%)                      (554,591)
                                          TOTAL NET ASSETS (100.00%)             $115,994,829
                                                                                 ---------------



/1 /Non-income producing security.
/2 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $2,147,897 or 1.85% of net assets.

                                       77

See accompanying notes.




                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL BLUE CHIP FUND, INC.

                                OCTOBER 31, 2001

                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (94.90%)
AEROSPACE & DEFENSE (0.58%)
                                                                           $
 Boeing                                                  33,660               1,097,316
AEROSPACE & DEFENSE EQUIPMENT (0.83%)
 United Technologies                                     29,060               1,566,043
AGRICULTURAL OPERATIONS (0.35%)
 Monsanto                                                21,260                 665,438
APPLICATIONS SOFTWARE (2.71%)
 Microsoft /1/                                           88,150               5,125,922
BEVERAGES-NON-ALCOHOLIC (1.14%)
 Coca-Cola                                               14,100                 675,108
 Pepsico                                                 30,400               1,480,784
                                                                              2,155,892
BREWERY (0.53%)
 Anheuser-Busch                                          24,100               1,004,006
CABLE TV (1.48%)
 Charter Communications /1/                              56,020                 792,123
 Comcast                                                 56,170               2,013,133
                                                                              2,805,256
CELLULAR TELECOMMUNICATIONS (0.92%)
 AT&T Wireless Services                                  35,349                 510,440
 Sprint /1/                                              54,840               1,222,932
                                                                              1,733,372
CHEMICALS-DIVERSIFIED (0.98%)
 E.I. Du Pont de Nemours                                 30,760               1,230,092
 Rohm & Haas                                             18,940                 614,982
                                                                              1,845,074
COMPUTER SERVICES (0.67%)
 Electronic Data Systems                                 19,650               1,264,871
COMPUTERS (2.55%)
 Dell Computer /1/                                       27,300                 654,654
 International Business Machines                         24,290               2,625,020
 Sun Microsystems /1/                                   152,070               1,543,511
                                                                              4,823,185
COMPUTERS-MEMORY DEVICES (0.94%)
 EMC                                                     97,650               1,203,048
 Veritas Software /1/                                    20,000                 567,600
                                                                              1,770,648
COSMETICS & TOILETRIES (1.13%)
 Procter & Gamble                                        29,060               2,144,047
DATA PROCESSING & MANAGEMENT (0.64%)
 First Data                                              17,990               1,215,584
DIVERSIFIED FINANCIAL SERVICES (2.95%)
 Citigroup                                              122,520               5,577,110
DIVERSIFIED MANUFACTURING OPERATIONS (6.19%)
 General Electric                                       194,550               7,083,565
 Honeywell International                                 27,090                 800,510
 Tyco International                                      77,500               3,808,350
                                                                             11,692,425
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC PRODUCTS-MISCELLANEOUS (0.92%)
                                                                           $
 Emerson Electric                                        35,600               1,745,112
ELECTRIC-INTEGRATED (2.29%)
 Duke Energy                                             35,200               1,352,032
 Entergy                                                 26,600               1,033,410
 PPL                                                     26,500                 904,975
 Reliant Energy                                          36,800               1,028,560
                                                                              4,318,977
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.20%)
 Celestica /1/                                           32,500               1,115,400
 Flextronics International /1/                           58,350               1,161,165
                                                                              2,276,565
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.04%)
 Intel                                                   84,950               2,074,479
 Texas Instruments                                       63,700               1,782,963
                                                                              3,857,442
ENTERPRISE SOFTWARE/SERVICE (0.43%)
 Oracle /1/                                              59,850                 811,566
FIDUCIARY BANKS (0.69%)
 Bank of New York                                        38,300               1,302,583
FINANCE-CONSUMER LOANS (0.29%)
 Household International                                 10,300                 538,690
FINANCE-CREDIT CARD (0.38%)
 Capital One Financial                                   17,240                 712,184
FINANCE-INVESTMENT BANKER & BROKER (1.86%)
 Goldman Sachs Group                                     11,900                 930,104
 Lehman Brothers Holdings                                26,110               1,630,830
 Morgan Stanley Dean Witter                              19,480                 952,962
                                                                              3,513,896
FINANCE-MORTGAGE LOAN/BANKER (1.90%)
 Federal Home Loan Mortgage                              52,830               3,582,931
FINANCIAL GUARANTEE INSURANCE (0.60%)
 AMBAC Financial Group                                   23,810               1,142,880
FOOD-MISCELLANEOUS/DIVERSIFIED (1.97%)
 Kraft Foods /1/                                         40,583               1,369,676
 Sara Lee                                               105,260               2,346,246
                                                                              3,715,922
FOOD-RETAIL (0.97%)
 Safeway /1/                                             43,900               1,828,435
FOOD-WHOLESALE/DISTRIBUTION (0.82%)
 Sysco                                                   64,300               1,550,273
INDUSTRIAL GASES (1.13%)
 Air Products & Chemicals                                53,430               2,139,337
LIFE & HEALTH INSURANCE (1.21%)
 Lincoln National                                        54,110               2,291,559
MEDICAL INSTRUMENTS (1.12%)
 Guidant                                                 24,500               1,016,995
 Medtronic                                               27,090               1,091,727
                                                                              2,108,722
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (2.33%)
                                                                           $
 Johnson & Johnson                                       72,900               4,221,639
 Zimmer Holdings                                          5,680                 175,569
                                                                              4,397,208
MEDICAL-BIOMEDICAL/GENE (0.54%)
 Biogen /1/                                              18,610               1,023,550
MEDICAL-DRUGS (8.35%)
 Bristol-Myers Squibb                                    60,530               3,235,328
 Merck                                                   62,940               4,016,201
 Pfizer                                                 133,400               5,589,460
 Schering-Plough                                         79,070               2,939,823
                                                                             15,780,812
MEDICAL-GENERIC DRUGS (1.13%)
 Watson Pharmaceutical /1/                               44,960               2,143,693
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.26%)
 Cardinal Health                                         35,330               2,370,996
METAL-ALUMINUM (0.83%)
 Alcoa                                                   48,500               1,565,095
MULTI-LINE INSURANCE (3.72%)
 Allstate                                                37,520               1,177,377
 American International Group                            74,403               5,848,076
                                                                              7,025,453
MULTIMEDIA (1.53%)
 AOL Time Warner /1/                                     71,330               2,226,209
 Walt Disney                                             35,500                 659,945
                                                                              2,886,154
NETWORKING PRODUCTS (1.22%)
 Cisco Systems /1/                                      136,590               2,311,103
OIL & GAS DRILLING (0.50%)
 Nabors Industries /1/                                   30,600                 940,644
OIL COMPANY-EXPLORATION & PRODUCTION (0.87%)
 Burlington Resources                                    13,300                 495,425
 Devon Energy                                            19,600                 750,680
 EOG Resources                                           11,500                 406,755
                                                                              1,652,860
OIL COMPANY-INTEGRATED (5.08%)
 Amerada Hess                                             8,252                 484,805
 ChevronTexaco                                           13,783               1,220,485
 Exxon Mobil                                            133,018               5,247,560
 Royal Dutch Petroleum                                   34,690               1,752,192
 USX-Marathon Group                                      32,300                 891,157
                                                                              9,596,199
OIL-FIELD SERVICES (0.46%)
 Halliburton                                             12,500                 308,625
 Schlumberger                                            11,500                 556,830
                                                                                865,455
PAPER & RELATED PRODUCTS (0.57%)
 Weyerhaeuser                                            21,580               1,077,058
PIPELINES (1.18%)
 El Paso                                                 23,046               1,130,637
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PIPELINES (CONTINUED)
                                                                           $
 Williams                                                38,223               1,103,498
                                                                              2,234,135
PUBLICLY TRADED INVESTMENT FUND (2.15%)
 iShares S&P 500 Index Fund                              38,400               4,065,024
REGIONAL BANKS (2.97%)
 Fifth Third Bancorp                                     23,170               1,307,251
 FleetBoston Financial                                   67,030               2,202,606
 Wells Fargo                                             53,430               2,110,485
                                                                              5,620,342
RETAIL-BUILDING PRODUCTS (1.20%)
 Home Depot                                              59,210               2,263,598
RETAIL-DISCOUNT (3.11%)
 Target                                                  40,850               1,272,477
 Wal-Mart Stores                                         89,460               4,598,244
                                                                              5,870,721
RETAIL-DRUG STORE (0.52%)
 CVS                                                     40,800                 975,120
RETAIL-MAJOR DEPARTMENT STORE (0.27%)
 May Department Stores                                   16,509                 519,208
RETAIL-REGIONAL DEPARTMENT STORE (0.70%)
 Kohls /1/                                               23,700               1,317,957
RETAIL-RESTAURANTS (0.57%)
 McDonald's                                              41,210               1,074,345
SAVINGS & LOANS/THRIFTS (0.84%)
 Washington Mutual                                       52,800               1,594,032
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.03%)
 Linear Technology                                       24,500                 950,600
 Maxim Integrated Products /1/                           21,553                 986,050
                                                                              1,936,650
SEMICONDUCTOR EQUIPMENT (0.74%)
 Applied Materials /1/                                   25,730                 877,650
 Teradyne /1/                                            22,300                 514,015
                                                                              1,391,665
TELECOMMUNICATION EQUIPMENT (0.76%)
 Qualcomm /1/                                            14,600                 716,130
 Tellabs /1/                                             52,210                 712,667
                                                                              1,428,797
TELEPHONE-INTEGRATED (4.94%)
 AT&T                                                   109,850               1,675,212
 SBC Communications                                      49,600               1,890,256
 Sprint                                                 102,140               2,042,800
 Verizon Communications                                  60,528               3,014,900
 WorldCom /1/                                            53,270                 716,482
                                                                              9,339,650
TOBACCO (0.78%)
 Philip Morris                                           31,480               1,473,264
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.34%)
                                                                           $
 Motorola                                                38,700                 633,519
                                           TOTAL COMMON STOCKS              179,297,570

                                                     Principal
                                                       Amount                  Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.28%)
FINANCE-CONSUMER LOANS (3.21%)
 Investment in Joint Trading Account;
  Household Finance                                  10,000,000
                                                     $                     $
  2.63%; 11/01/01                                     6,063,977               6,063,977
LIFE & HEALTH INSURANCE (2.07%)
 American General                                    10,000,000
  3.46%; 11/01/01                                     3,915,000               3,915,000
                                        TOTAL COMMERCIAL PAPER                9,978,977
                                                                           ------------

                         TOTAL PORTFOLIO INVESTMENTS (100.18%)              189,276,547
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS
 (-0.18%)                                                                      (330,840)
                                    TOTAL NET ASSETS (100.00%)             $188,945,707
                                                                           ---------------



/1 /Non-income producing security.

                                       80

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL CAPITAL VALUE FUND, INC.

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (99.41%)
AEROSPACE & DEFENSE (1.83%)
                                                                         $
 Boeing                                               160,900               5,245,340
 Raytheon                                              88,000               2,838,000
                                                                            8,083,340
AEROSPACE & DEFENSE EQUIPMENT (2.25%)
 Lockheed Martin                                       76,500               3,730,905
 United Technologies                                  115,400               6,218,906
                                                                            9,949,811
APPAREL MANUFACTURERS (0.42%)
 Jones Apparel Group /1/                               67,400               1,860,240
APPLICATIONS SOFTWARE (0.37%)
 Intuit /1/                                            40,800               1,640,976
BEVERAGES-WINE & SPIRITS (0.48%)
 Constellation Brands /1/                              52,300               2,146,392
BUILDING-RESIDENTIAL & COMMERCIAL (0.79%)
 Lennar                                                95,900               3,477,334
CABLE TV (0.25%)
 USA Networks /1/                                      60,400               1,113,776
CASINO HOTELS (0.49%)
 MGM Mirage                                            98,000               2,185,400
CASINO SERVICES (0.69%)
 International Game Technology                         59,900               3,057,895
CHEMICALS-SPECIALTY (0.63%)
 Engelhard                                            106,400               2,785,552
COMMERCIAL BANKS (7.06%)
 Amsouth Bancorp.                                     500,200               8,648,458
 Associated Banc                                      141,300               4,863,546
 First Tennessee National                             138,300               4,778,265
 Hibernia                                             305,500               4,643,600
 North Fork Bancorp.                                  166,300               4,639,770
 Popular                                              125,590               3,688,578
                                                                           31,262,217
COMPUTER AIDED DESIGN (0.31%)
 Autodesk                                              41,400               1,375,308
COMPUTER SERVICES (0.85%)
 Electronic Data Systems                               58,735               3,780,772
COMPUTERS (1.31%)
 International Business Machines                       53,600               5,792,552
COSMETICS & TOILETRIES (2.12%)
 Procter & Gamble                                     127,500               9,406,950
DATA PROCESSING & MANAGEMENT (1.53%)
 First Data                                           100,000               6,757,000
DIVERSIFIED FINANCIAL SERVICES (2.16%)
 Citigroup                                            210,346               9,574,950
DIVERSIFIED MANUFACTURING OPERATIONS (2.36%)
 Danaher                                              109,400               6,097,956
 FMC                                                   91,300               4,333,098
                                                                           10,431,054
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.43%)
                                                                         $
 Cendant /1/                                          145,500               1,885,680
ELECTRIC-INTEGRATED (6.51%)
 Allegheny Energy                                      58,400               2,134,520
 American Electric Power                               53,100               2,224,890
 Dominion Resources                                   209,000              12,774,080
 Duke Energy                                          172,300               6,618,043
 Entergy                                               74,600               2,898,210
 PPL                                                   63,900               2,182,185
                                                                           28,831,928
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.99%)
 LSI Logic /1/                                        259,200               4,393,440
ELECTRONICS-MILITARY (0.51%)
 L-3 Communications Holdings /1/                       26,200               2,275,994
ENTERPRISE SOFTWARE/SERVICE (1.61%)
 Computer Associates International                    189,000               5,843,880
 Sybase /1/                                            94,800               1,289,280
                                                                            7,133,160
FINANCE-CONSUMER LOANS (1.50%)
 Household International                              127,000               6,642,100
FINANCE-CREDIT CARD (0.25%)
 Capital One Financial                                 26,400               1,090,584
FINANCE-INVESTMENT BANKER & BROKER (2.04%)
 Lehman Brothers Holdings                              72,200               4,509,612
 Morgan Stanley Dean Witter                            92,100               4,505,532
                                                                            9,015,144
FINANCE-MORTGAGE LOAN/BANKER (4.17%)
 Federal Home Loan Mortgage                           103,800               7,039,716
 Federal National Mortgage Association                141,200              11,431,552
                                                                           18,471,268
FOOD-MISCELLANEOUS/DIVERSIFIED (0.54%)
 General Mills                                         52,300               2,401,616
FOOD-WHOLESALE/DISTRIBUTION (1.55%)
 Sysco                                                285,100               6,873,761
HOTELS & MOTELS (0.45%)
 Starwood Hotels & Resorts Worldwide                   90,200               1,988,008
INDEPENDENT POWER PRODUCER (0.55%)
 Mirant /1/                                            94,500               2,457,000
MACHINERY-CONSTRUCTION & MINING (0.72%)
 Caterpillar                                           70,900               3,170,648
MEDICAL PRODUCTS (0.95%)
 Johnson & Johnson                                     72,900               4,221,639
MEDICAL-DRUGS (1.17%)
 Bristol-Myers Squibb                                  53,900               2,880,955
 Merck                                                 36,370               2,320,770
                                                                            5,201,725
MEDICAL-HMO (1.07%)
 Wellpoint Health Networks /1/                         42,400               4,731,416
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HOSPITALS (3.06%)
                                                                         $
 HCA - The Healthcare Company                          91,600               3,632,856
 Tenet Healthcare /1/                                 172,500               9,922,200
                                                                           13,555,056
METAL-ALUMINUM (1.65%)
 Alcoa                                                225,900               7,289,793
MONEY CENTER BANKS (2.87%)
 Bank of America                                      215,300              12,700,547
MULTI-LINE INSURANCE (1.73%)
 American International Group                          60,347               4,743,274
 American National Insurance                            7,644                 626,732
 MetLife                                               84,900               2,283,810
                                                                            7,653,816
MULTIMEDIA (2.12%)
 McGraw-Hill                                          112,300               5,904,734
 Walt Disney                                          188,100               3,496,779
                                                                            9,401,513
OIL COMPANY-INTEGRATED (8.09%)
 Amerada Hess                                          46,600               2,737,750
 ChevronTexaco                                        126,000              11,157,300
 Conoco                                               123,600               3,176,520
 Exxon Mobil                                          356,600              14,067,870
 USX-Marathon Group                                   169,100               4,665,469
                                                                           35,804,909
OIL FIELD MACHINERY & EQUIPMENT (0.61%)
 Weatherford International /1/                         79,400               2,717,862
OIL REFINING & MARKETING (1.19%)
 Sunoco                                                57,700               2,159,711
 Valero Energy                                         83,300               3,132,080
                                                                            5,291,791
PIPELINES (0.49%)
 Williams                                              74,600               2,153,702
PROPERTY & CASUALTY INSURANCE (0.73%)
 Fidelity National Financial                          140,100               3,223,701
REGIONAL BANKS (1.42%)
 Union Planters                                       117,200               4,746,600
 US Bancorp                                            86,500               1,537,970
                                                                            6,284,570
RETAIL-APPAREL & SHOE (1.08%)
 Ross Stores                                          153,100               4,792,030
RETAIL-REGIONAL DEPARTMENT STORE (0.33%)
 Federated Department Stores /1/                       45,600               1,458,744
RETAIL-RESTAURANTS (0.90%)
 Brinker International /1/                             69,800               1,772,920
 Darden Restaurants                                    68,900               2,206,178
                                                                            3,979,098
SAVINGS & LOANS/THRIFTS (4.91%)
 Astoria Financial                                     94,900               4,943,341
 Golden West Financial                                 78,600               3,819,960
 Washington Mutual                                    320,800               9,684,952
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS/THRIFTS (CONTINUED)
                                                                         $
 Webster Financial                                    108,200               3,283,870
                                                                           21,732,123
TELECOMMUNICATION EQUIPMENT (1.28%)
 UTStarcom /1/                                        241,300               5,665,724
TELEPHONE-INTEGRATED (9.17%)
 Alltel                                                55,100               3,148,414
 BellSouth                                            303,600              11,233,200
 SBC Communications                                   348,200              13,269,902
 Verizon Communications                               259,862              12,943,726
                                                                           40,595,242
TOBACCO (4.53%)
 Philip Morris                                        326,900              15,298,920
 RJ Reynolds Tobacco Holdings                          49,800               2,790,792
 UST                                                   58,700               1,972,907
                                                                           20,062,619
TRANSPORT-RAIL (2.34%)
 Burlington Northern Santa Fe                          51,000               1,370,370
 CSX                                                   70,800               2,385,960
 Union Pacific                                        127,100               6,610,471
                                                                           10,366,801
                                         TOTAL COMMON STOCKS              440,196,271

                                                   Principal
                                                     Amount                 Value
--------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.54%)
FINANCE-CONSUMER LOANS (0.54%)
 Investment in Joint Trading Account;
  Household Finance                                10,000,000
                                                   $                     $
  2.63%; 11/01/01                                   2,378,607               2,378,607
                                      TOTAL COMMERCIAL PAPER                2,378,607
                                                                         ------------

                        TOTAL PORTFOLIO INVESTMENTS (99.95%)              442,574,878
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (0.05%)                                                                      235,465
                                  TOTAL NET ASSETS (100.00%)             $442,810,343
                                                                         --------------


See accompanying notes.

                                       82



                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL GROWTH FUND, INC.

                                OCTOBER 31, 2001


                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (98.99%)
APPLICATIONS SOFTWARE (0.88%)
                                                                        $
 Siebel Systems /1/                                  208,300              3,401,539
CABLE TV (4.66%)
 Comcast                                             502,200             17,998,848
CELLULAR TELECOMMUNICATIONS (2.32%)
 Sprint /1/                                          400,900              8,940,070
COMMERCIAL SERVICE-FINANCE (4.07%)
 H&R Block                                           181,000              6,168,480
 Paychex                                             297,300              9,531,438
                                                                         15,699,918
COMPUTERS (1.78%)
 Sun Microsystems /1/                                678,400              6,885,760
COMPUTERS-MEMORY DEVICES (2.54%)
 EMC                                                 415,100              5,114,032
 Veritas Software /1/                                165,600              4,699,728
                                                                          9,813,760
DATA PROCESSING & MANAGEMENT (2.57%)
 Automatic Data Processing                           192,400              9,939,384
DIVERSIFIED FINANCIAL SERVICES (3.70%)
 Citigroup                                           313,333             14,262,918
DIVERSIFIED MANUFACTURING OPERATIONS (5.08%)
 General Electric                                    539,000             19,624,990
E-COMMERCE/SERVICES (1.19%)
 TMP Worldwide /1/                                   153,372              4,578,154
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.26%)
 Intel                                               147,800              3,609,276
 Texas Instruments                                   183,100              5,124,969
                                                                          8,734,245
ENTERPRISE SOFTWARE/SERVICE (0.94%)
 BEA Systems /1/                                     300,400              3,646,856
FIDUCIARY BANKS (1.53%)
 Bank of New York                                     41,800              1,421,618
 State Street                                         98,700              4,494,798
                                                                          5,916,416
FINANCE-INVESTMENT BANKER & BROKER (1.00%)
 Morgan Stanley Dean Witter                           78,500              3,840,220
FINANCE-MORTGAGE LOAN/BANKER (2.47%)
 Federal National Mortgage Association               117,700              9,528,992
FOOD-WHOLESALE/DISTRIBUTION (2.97%)
 Sysco                                               476,000             11,476,360
INTERNET SECURITY (0.69%)
 Check Point Software Technologies /1/                89,750              2,649,420
MEDICAL INSTRUMENTS (6.66%)
 Biomet                                              308,250              9,401,625
 Medtronic                                           404,600             16,305,380
                                                                         25,707,005
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (5.39%)
                                                                        $
 Johnson & Johnson                                   359,300             20,807,063
MEDICAL-DRUGS (13.07%)
 Bristol-Myers Squibb                                282,500             15,099,625
 Pfizer                                              844,200             35,371,980
                                                                         50,471,605
MEDICAL-WHOLESALE DRUG DISTRIBUTION (3.99%)
 Cardinal Health                                     229,750             15,418,523
MULTI-LINE INSURANCE (3.19%)
 American International Group                        156,450             12,296,970
MULTIMEDIA (3.01%)
 AOL Time Warner /1/                                 372,300             11,619,483
NETWORKING PRODUCTS (3.85%)
 Cisco Systems /1/                                   877,200             14,842,224
REGIONAL BANKS (2.98%)
 Fifth Third Bancorp                                 204,150             11,518,143
RETAIL-BEDDING (3.77%)
 Bed Bath & Beyond /1/                               580,000             14,534,800
RETAIL-BUILDING PRODUCTS (1.22%)
 Home Depot                                          123,000              4,702,290
RETAIL-REGIONAL DEPARTMENT STORE (2.56%)
 Kohls /1/                                           177,600              9,876,336
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (6.07%)
 Linear Technology                                   245,900              9,540,920
 Maxim Integrated Products /1/                       303,400             13,880,550
                                                                         23,421,470
SEMICONDUCTOR EQUIPMENT (0.62%)
 Applied Materials /1/                                70,000              2,387,700
TELECOMMUNICATION EQUIPMENT (0.82%)
 Comverse Technology /1/                             169,200              3,182,652
TELEPHONE-INTEGRATED (1.14%)
 BellSouth                                           119,400              4,417,800
                                        TOTAL COMMON STOCKS             382,141,914





                                             Principal
                                               Amount                 Value
-------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.16%)
FINANCE-CONSUMER LOANS (1.16%)
 Investment in Joint Trading Account;
  Household Finance                          10,000,000
  2.63%; 11/01/01                            $4,462,016            $4,462,016
                                TOTAL COMMERCIAL PAPER             4,462,016


                 TOTAL PORTFOLIO INVESTMENTS (100.15%)             386,603,930

LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER
 ASSETS (-0.15%)                                             (578,378)
                      TOTAL NET ASSETS (100.00%)             $386,025,552
                                                             --------------



/1 /Non-income producing security.

See accompanying notes.

                                       84



                            SCHEDULE OF INVESTMENTS
                   PRINCIPAL LARGECAP STOCK INDEX FUND, INC.

                                OCTOBER 31, 2001

                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (94.61%)
ADVERTISING AGENCIES (0.20%)
                                                                           $
 Interpublic Group                                        1,185                 26,603
 Omnicom Group                                              693                 53,209
                                                                                79,812
AEROSPACE & DEFENSE (0.48%)
 Boeing                                                   3,260                106,276
 Northrop Grumman                                           319                 31,884
 Raytheon                                                 1,328                 42,828
 Rockwell Collins                                           683                  9,221
                                                                               190,209
AEROSPACE & DEFENSE EQUIPMENT (0.62%)
 B.F. Goodrich                                              386                  8,241
 General Dynamics                                           751                 61,282
 Lockheed Martin                                          1,623                 79,154
 United Technologies                                      1,759                 94,792
                                                                               243,469
AIRLINES (0.17%)
 AMR                                                        575                 10,465
 Delta Air Lines                                            460                 10,516
 Southwest Airlines                                       2,846                 45,251
 US Airways Group                                           251                  1,157
                                                                                67,389
APPAREL MANUFACTURERS (0.06%)
 Liz Claiborne                                              197                  8,963
 VF                                                         418                 13,886
                                                                                22,849
APPLIANCES (0.06%)
 Maytag                                                     285                  7,946
 Whirlpool                                                  248                 14,637
                                                                                22,583
APPLICATIONS SOFTWARE (3.24%)
 Citrix Systems /1/                                         691                 16,169
 Compuware /1/                                            1,375                 14,135
 Intuit /1/                                                 780                 31,372
 Mercury Interactive /1/                                    309                  7,360
 Microsoft /1/                                           20,114              1,169,629
 Parametric Technology /1/                                  988                  6,926
 Siebel Systems /1/                                       1,694                 27,663
                                                                             1,273,254
ATHLETIC FOOTWEAR (0.14%)
 Nike                                                     1,014                 50,051
 Reebok International                                       218                  4,526
                                                                                54,577
AUTO-CARS & LIGHT TRUCKS (0.50%)
 Ford Motor                                               6,837                109,734
 General Motors                                           2,050                 84,706
                                                                               194,440
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.06%)
 Navistar International                                     222                  6,660
 Paccar                                                     286                 15,106
                                                                                21,766
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.13%)
 Dana                                                       553                  5,945
 Delphi Automotive Systems                                2,092                 24,288
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (CONTINUED)
                                                                           $
 TRW                                                        467                 15,780
 Visteon                                                    491                  5,843
                                                                                51,856
BEVERAGES-NON-ALCOHOLIC (2.09%)
 Coca-Cola                                                9,295                445,044
 Coca-Cola Enterprises                                    1,571                 28,828
 Pepsi Bottling Group                                       537                 24,960
 Pepsico                                                  6,607                321,827
                                                                               820,659
BEVERAGES-WINE & SPIRITS (0.04%)
 Brown-Forman                                               256                 15,217
BREWERY (0.37%)
 Adolph Coors                                               140                  6,965
 Anheuser-Busch                                           3,355                139,769
                                                                               146,734
BROADCASTING SERVICES & PROGRAMMING (0.21%)
 Clear Channel Communications /1/                         2,196                 83,711
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.13%)
 Masco                                                    1,719                 34,088
 Vulcan Materials                                           378                 15,713
                                                                                49,801
BUILDING-MAINTENANCE & SERVICE (0.04%)
 Ecolab                                                     477                 16,781
BUILDING-RESIDENTIAL & COMMERCIAL (0.05%)
 Centex                                                     222                  8,494
 KB Home                                                    166                  4,905
 Pulte                                                      157                  5,102
                                                                                18,501
CABLE TV (0.32%)
 Comcast                                                  3,532                126,587
CASINO HOTELS (0.03%)
 Harrah's Entertainment /1/                                 438                 12,759
CASINO SERVICES (0.04%)
 International Game Technology                              276                 14,090
CELLULAR TELECOMMUNICATIONS (0.61%)
 AT&T Wireless Services                                   9,478                136,862
 Nextel Communications /1/                                2,859                 22,729
 Sprint /1/                                               3,502                 78,095
                                                                               237,686
CHEMICALS-DIVERSIFIED (0.84%)
 Dow Chemical                                             3,355                111,554
 E.I. Du Pont de Nemours                                  3,897                155,841
 Hercules                                                   404                  3,054
 PPG Industries                                             629                 30,714
 Rohm & Haas                                                823                 26,723
                                                                               327,886
CHEMICALS-SPECIALTY (0.12%)
 Ashland                                                    261                 10,508
 Eastman Chemical                                           288                  9,882
 Engelhard                                                  489                 12,802
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (CONTINUED)
                                                                           $
 Great Lakes Chemical                                       187                  3,966
 Sigma-Aldrich                                              283                 10,618
                                                                                47,776
CIRCUIT BOARDS (0.04%)
 Jabil Circuit /1/                                          714                 15,137
COATINGS & PAINT (0.04%)
 Sherwin-Williams                                           581                 14,153
COMMERCIAL BANKS (0.43%)
 Amsouth Bancorp.                                         1,384                 23,929
 BB&T                                                     1,629                 52,291
 Regions Financial                                          850                 22,873
 SouthTrust                                               1,270                 28,778
 Synovus Financial                                        1,084                 24,954
 Zions Bancorp                                              342                 16,389
                                                                               169,214
COMMERCIAL SERVICE-FINANCE (0.39%)
 Concord EFS /1/                                          1,632                 44,668
 Deluxe                                                     262                  9,170
 Equifax                                                    535                 11,962
 H&R Block                                                  684                 23,311
 Moody's                                                    588                 20,415
 Paychex                                                  1,396                 44,756
                                                                               154,282
COMMERCIAL SERVICES (0.06%)
 Convergys /1/                                              639                 17,956
 Quintiles Transnational /1/                                436                  6,915
                                                                                24,871
COMPUTER AIDED DESIGN (0.02%)
 Autodesk                                                   204                  6,777
COMPUTER SERVICES (0.37%)
 Computer Sciences /1/                                      631                 22,659
 Electronic Data Systems                                  1,749                112,583
 Unisys                                                   1,183                 10,564
                                                                               145,806
COMPUTERS (3.24%)
 Apple Computer                                           1,305                 22,916
 Compaq Computer                                          6,312                 55,230
 Dell Computer /1/                                        9,721                233,110
 Gateway /1/                                              1,207                  6,819
 Hewlett-Packard                                          7,261                122,203
 International Business Machines                          6,493                701,698
 Palm /1/                                                 2,119                  5,213
 Sun Microsystems /1/                                    12,172                123,546
                                                                             1,270,735
COMPUTERS-INTEGRATED SYSTEMS (0.03%)
 NCR /1/                                                    360                 12,762
COMPUTERS-MEMORY DEVICES (0.37%)
 EMC                                                      8,248                101,616
 Veritas Software /1/                                     1,485                 42,144
                                                                               143,760
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-PERIPHERAL EQUIPMENT (0.05%)
                                                                           $
 Lexmark International /1/                                  479                 21,435
CONSUMER PRODUCTS-MISCELLANEOUS (0.15%)
 American Greetings                                         230                  3,225
 Clorox                                                     884                 31,559
 Fortune Brands                                             572                 21,078
 Tupperware                                                 216                  4,404
                                                                                60,266
CONTAINERS-METAL & GLASS (0.02%)
 Ball                                                       101                  6,216
CONTAINERS-PAPER & PLASTIC (0.08%)
 Bemis                                                      198                  8,567
 Pactiv /1/                                                 593                  9,607
 Sealed Air /1/                                             313                 12,533
                                                                                30,707
COSMETICS & TOILETRIES (1.96%)
 Alberto-Culver                                             211                  8,915
 Avon Products                                              886                 41,491
 Colgate-Palmolive                                        2,097                120,619
 Gillette                                                 3,941                122,526
 International Flavors & Fragrances                         358                 10,207
 Kimberly-Clark                                           1,989                110,409
 Procter & Gamble                                         4,840                357,095
                                                                               771,262
CRUISE LINES (0.12%)
 Carnival                                                 2,186                 47,611
DATA PROCESSING & MANAGEMENT (0.62%)
 Automatic Data Processing                                2,333                120,523
 First Data                                               1,464                 98,923
 Fiserv /1/                                                 697                 25,921
                                                                               245,367
DISPOSABLE MEDICAL PRODUCTS (0.03%)
 C.R. Bard                                                  189                 10,376
DISTRIBUTION/WHOLESALE (0.09%)
 Genuine Parts                                              643                 20,897
 W.W. Grainger                                              355                 15,372
                                                                                36,269
DIVERSIFIED FINANCIAL SERVICES (2.18%)
 Citigroup                                               18,793                855,457
DIVERSIFIED MANUFACTURING OPERATIONS (5.40%)
 Cooper Industries                                          350                 13,545
 Crane                                                      223                  4,567
 Danaher                                                    532                 29,654
 Eaton                                                      258                 16,883
 FMC                                                        116                  5,505
 General Electric /2/                                    37,121              1,351,576
 Honeywell International                                  3,024                 89,359
 Illinois Tool Works                                      1,136                 64,979
 ITT Industries                                             328                 15,774
 Minnesota Mining & Manufacturing                         1,480                154,482
 National Service Industries                                154                  2,732
 Textron                                                    527                 16,680
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                           $
 Tyco International                                       7,237                355,626
                                                                             2,121,362
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.11%)
 Cendant /1/                                              3,184                 41,265
E-COMMERCE/SERVICES (0.03%)
 TMP Worldwide /1/                                          398                 11,880
E-SERVICES/CONSULTING (0.01%)
 Sapient /1/                                                460                  1,983
ELECTRIC PRODUCTS-MISCELLANEOUS (0.25%)
 Emerson Electric                                         1,602                 78,530
 Molex                                                      730                 21,119
                                                                                99,649
ELECTRIC-GENERATION (0.07%)
 AES                                                      1,989                 27,548
ELECTRIC-INTEGRATED (2.22%)
 Allegheny Energy                                           466                 17,032
 Ameren                                                     512                 20,531
 American Electric Power                                  1,204                 50,448
 Cinergy                                                    594                 17,927
 CMS Energy                                                 493                 10,604
 Consolidated Edison                                        793                 31,316
 Constellation Energy Group                                 612                 13,690
 Dominion Resources                                         925                 56,536
 DTE Energy                                                 616                 25,681
 Duke Energy                                              2,884                110,775
 Edison International                                     1,218                 17,308
 Entergy                                                    825                 32,051
 Exelon                                                   1,198                 50,400
 FirstEnergy                                                837                 28,843
 FPL Group                                                  657                 34,887
 GPU                                                        446                 17,684
 Niagara Mohawk Holdings                                    598                 10,716
 NiSource                                                   771                 18,311
 PG&E                                                     1,446                 26,115
 Pinnacle West Capital                                      317                 13,362
 PPL                                                        546                 18,646
 Progress Energy                                            770                 32,471
 Public Service Enterprise Group                            776                 30,543
 Reliant Energy                                           1,112                 31,080
 Southern                                                 2,560                 61,184
 Teco Energy                                                546                 14,060
 TXU                                                        960                 44,006
 XCEL Energy                                              1,283                 36,283
                                                                               872,490
ELECTRICAL COMPONENTS & EQUIPMENT (0.01%)
 Power-One /1/                                              294                  2,326
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.12%)
 Sanmina /1/                                              1,195                 18,092
 Solectron /1/                                            2,441                 30,025
                                                                                48,117
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.66%)
 Advanced Micro Devices /1/                               1,286                 12,654
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                           $
 Altera /1/                                               1,445                 29,189
 Applied Micro Circuits /1/                               1,123                 12,387
 Broadcom /1/                                               972                 33,447
 Conexant Systems /1/                                       924                  9,379
 Intel                                                   25,132                613,723
 LSI Logic /1/                                            1,350                 22,883
 Micron Technology                                        2,228                 50,709
 National Semiconductor /1/                                 648                 16,835
 PMC - Sierra /1/                                           615                  9,981
 QLogic /1/                                                 345                 13,576
 Texas Instruments                                        6,487                181,571
 Xilinx /1/                                               1,243                 37,812
                                                                             1,044,146
ELECTRONIC CONNECTORS (0.01%)
 Thomas & Betts                                             217                  3,941
ELECTRONIC FORMS (0.06%)
 Adobe Systems                                              894                 23,602
ELECTRONIC MEASUREMENT INSTRUMENTS (0.11%)
 Agilent Technologies /1/                                 1,707                 38,015
 Tektronix                                                  350                  6,895
                                                                                44,910
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (0.03%)
 Fluor                                                      296                 11,017
ENGINES-INTERNAL COMBUSTION (0.01%)
 Cummins Engine                                             154                  4,822
ENTERPRISE SOFTWARE/SERVICE (1.02%)
 BMC Software /1/                                           910                 13,714
 Computer Associates International                        2,154                 66,602
 Novell /1/                                               1,187                  4,202
 Oracle /1/                                              20,979                284,475
 Peoplesoft /1/                                           1,099                 32,717
                                                                               401,710
FIDUCIARY BANKS (0.64%)
 Bank of New York                                         2,749                 93,494
 Mellon Financial                                         1,784                 59,942
 Northern Trust                                             832                 42,008
 State Street                                             1,217                 55,422
                                                                               250,866
FILTRATION & SEPARATION PRODUCTS (0.02%)
 Pall                                                       459                  9,318
FINANCE-CONSUMER LOANS (0.36%)
 Household International                                  1,733                 90,636
 USA Education                                              609                 49,670
                                                                               140,306
FINANCE-CREDIT CARD (0.69%)
 American Express                                         4,945                145,531
 Capital One Financial                                      779                 32,181
 MBNA                                                     3,184                 87,910
 Providian Financial                                      1,066                  4,147
                                                                               269,769
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (1.07%)
                                                                           $
 Bear Stearns                                               392                 21,168
 Lehman Brothers Holdings                                   921                 57,526
 Merrill Lynch                                            3,137                137,118
 Morgan Stanley Dean Witter                               4,159                203,458
                                                                               419,270
FINANCE-MORTGAGE LOAN/BANKER (1.26%)
 Countrywide Credit Industries                              442                 17,649
 Federal Home Loan Mortgage                               2,588                175,518
 Federal National Mortgage Association                    3,739                302,710
                                                                               495,877
FINANCIAL GUARANTEE INSURANCE (0.17%)
 AMBAC Financial Group                                      396                 19,008
 MBIA                                                       554                 25,517
 MGIC Investment                                            401                 20,748
                                                                                65,273
FOOD (0.09%)
 Archer-Daniels-Midland                                   2,480                 34,546
FOOD-CONFECTIONERY (0.19%)
 Hershey Foods                                              510                 32,502
 Wm. Wrigley Jr.                                            844                 42,242
                                                                                74,744
FOOD-MISCELLANEOUS/DIVERSIFIED (1.16%)
 Campbell Soup                                            1,526                 43,094
 Conagra Foods                                            2,008                 45,983
 General Mills                                            1,063                 48,813
 H.J. Heinz                                               1,303                 55,300
 Kellogg                                                  1,517                 46,269
 Ralston Purina Group                                     1,158                 37,971
 Sara Lee                                                 2,939                 65,510
 Unilever                                                 2,136                111,029
                                                                               453,969
FOOD-RETAIL (0.53%)
 Albertson's                                              1,514                 48,312
 Kroger                                                   3,029                 74,089
 Safeway /1/                                              1,888                 78,635
 Winn-Dixie Stores                                          525                  5,807
                                                                               206,843
FOOD-WHOLESALE/DISTRIBUTION (0.18%)
 Supervalu                                                  495                 10,563
 Sysco                                                    2,514                 60,613
                                                                                71,176
GAS-DISTRIBUTION (0.12%)
 KeySpan                                                    514                 17,054
 Nicor                                                      170                  6,611
 Peoples Energy                                             133                  5,093
 Sempra Energy                                              769                 17,995
                                                                                46,753
GOLD MINING (0.16%)
 Barrick Gold                                             1,480                 23,073
 Homestake Mining                                           984                  8,069
 Newmont Mining                                             731                 16,959
 Placer Dome                                              1,225                 13,977
                                                                                62,078
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE COST CONTAINMENT (0.10%)
                                                                           $
 McKesson HBOC                                            1,064                 39,357
HOME DECORATION PRODUCTS (0.07%)
 Newell Rubbermaid                                          996                 27,529
HOME FURNISHINGS (0.04%)
 Leggett & Platt                                            733                 15,884
HOTELS & MOTELS (0.14%)
 Hilton Hotels                                            1,378                 11,796
 Marriott International                                     911                 28,541
 Starwood Hotels & Resorts Worldwide                        742                 16,354
                                                                                56,691
HUMAN RESOURCES (0.03%)
 Robert Half International                                  655                 13,513
IDENTIFICATION SYSTEM/DEVELOPMENT (0.03%)
 Symbol Technologies                                        847                 10,884
INDEPENDENT POWER PRODUCER (0.15%)
 Calpine /1/                                              1,116                 27,621
 Mirant /1/                                               1,268                 32,968
                                                                                60,589
INDUSTRIAL AUTOMATION & ROBOTS (0.02%)
 Rockwell International                                     683                  9,412
INDUSTRIAL GASES (0.16%)
 Air Products & Chemicals                                   852                 34,114
 Praxair                                                    600                 28,308
                                                                                62,422
INSTRUMENTS-CONTROLS (0.14%)
 Johnson Controls                                           325                 23,504
 Parker Hannifin                                            437                 15,688
 Thermo Electron /1/                                        677                 14,312
                                                                                53,504
INSTRUMENTS-SCIENTIFIC (0.11%)
 Applied Biosystems Group                                   789                 23,023
 Millipore                                                  176                  9,205
 PerkinElmer                                                377                 10,145
                                                                                42,373
INSURANCE BROKERS (0.35%)
 AON                                                        978                 37,203
 Marsh & McLennan                                         1,030                 99,653
                                                                               136,856
INTERNET BROKERS (0.17%)
 Charles Schwab                                           5,180                 66,718
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.16%)
 Franklin Resources                                         989                 31,747
 Stilwell Financial                                         820                 16,490
 T Rowe Price Group                                         460                 12,770
                                                                                61,007
LEISURE & RECREATION PRODUCTS (0.01%)
 Brunswick                                                  327                  5,850
LIFE & HEALTH INSURANCE (0.57%)
 Aflac                                                    1,965                 48,064
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LIFE & HEALTH INSURANCE (CONTINUED)
                                                                           $
 Cigna                                                      560                 40,824
 Conseco                                                  1,262                  3,773
 Jefferson-Pilot                                            568                 23,487
 John Hancock Financial Services                          1,157                 39,430
 Lincoln National                                           702                 29,730
 Torchmark                                                  469                 17,367
 UnumProvident                                              902                 20,232
                                                                               222,907
LINEN SUPPLY & RELATED ITEMS (0.07%)
 Cintas                                                     632                 25,545
MACHINERY-CONSTRUCTION & MINING (0.15%)
 Caterpillar                                              1,283                 57,376
MACHINERY-FARM (0.08%)
 Deere                                                      877                 32,440
MACHINERY-GENERAL INDUSTRY (0.13%)
 Dover                                                      760                 25,042
 Ingersoll-Rand                                             597                 22,268
 McDermott International                                    229                  2,427
                                                                                49,737
MEDICAL INFORMATION SYSTEM (0.06%)
 IMS Health                                               1,102                 23,550
MEDICAL INSTRUMENTS (0.81%)
 Biomet                                                   1,003                 30,592
 Boston Scientific /1/                                    1,500                 34,110
 Guidant                                                  1,147                 47,612
 Medtronic                                                4,517                182,035
 St. Jude Medical                                           320                 22,720
                                                                               317,069
MEDICAL PRODUCTS (2.19%)
 Baxter International                                     2,214                107,091
 Becton Dickinson                                           963                 34,475
 Johnson & Johnson                                       11,317                655,368
 Stryker                                                    733                 41,224
 Zimmer Holdings                                            726                 22,441
                                                                               860,599
MEDICAL-BIOMEDICAL/GENE (0.87%)
 Amgen /1/                                                3,898                221,484
 Biogen /1/                                                 555                 30,525
 Chiron /1/                                                 709                 38,158
 Immunex /1/                                              2,148                 51,316
                                                                               341,483
MEDICAL-DRUGS (8.09%)
 Abbott Laboratories                                      5,789                306,701
 Allergan                                                   492                 35,321
 American Home Products                                   4,913                274,293
 Bristol-Myers Squibb                                     7,263                388,207
 Eli Lilly                                                4,200                321,300
 Forest Laboratories /1/                                    658                 48,942
 King Pharmaceuticals /1/                                   854                 33,298
 Medimmune /1/                                              795                 31,196
 Merck                                                    8,570                546,852
 Pfizer                                                  23,592                988,515
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                           $
 Schering-Plough                                          5,468                203,300
                                                                             3,177,925
MEDICAL-GENERIC DRUGS (0.05%)
 Watson Pharmaceutical /1/                                  396                 18,881
MEDICAL-HMO (0.32%)
 Aetna /1/                                                  532                 14,704
 Humana                                                     635                  7,334
 UnitedHealth Group                                       1,185                 77,914
 Wellpoint Health Networks /1/                              237                 26,447
                                                                               126,399
MEDICAL-HOSPITALS (0.38%)
 HCA - The Healthcare Company                             2,009                 79,677
 Tenet Healthcare /1/                                     1,211                 69,657
                                                                               149,334
MEDICAL-NURSING HOMES (0.02%)
 Manor Care /1/                                             384                  8,970
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.28%)
 Cardinal Health                                          1,666                111,805
METAL PROCESSORS & FABRICATION (0.01%)
 Worthington Industries                                     319                  4,147
METAL-ALUMINUM (0.36%)
 Alcan                                                    1,194                 36,477
 Alcoa                                                    3,226                104,103
                                                                               140,580
METAL-COPPER (0.02%)
 Phelps Dodge                                               294                  8,526
METAL-DIVERSIFIED (0.04%)
 Freeport-McMoran Copper & Gold                             537                  5,961
 Inco                                                       679                  9,261
                                                                                15,222
MISCELLANEOUS INVESTING (0.12%)
 Equity Office Properties Trust                           1,650                 47,025
MONEY CENTER BANKS (1.95%)
 Bank of America                                          5,991                353,409
 JP Morgan Chase                                          7,419                262,336
 Wachovia                                                 5,239                149,835
                                                                               765,580
MOTORCYCLE & MOTOR SCOOTER (0.13%)
 Harley-Davidson                                          1,131                 51,189
MULTI-LINE INSURANCE (2.77%)
 Allstate                                                 2,707                 84,946
 American International Group                             9,791                769,572
 Cincinnati Financial                                       600                 22,320
 Hartford Financial Services                                886                 47,844
 Loews                                                      737                 37,439
 MetLife                                                  2,802                 75,374
 Safeco                                                     477                 14,711
 St. Paul                                                   801                 36,766
                                                                             1,088,972
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTIMEDIA (2.58%)
                                                                           $
 AOL Time Warner /1/                                     16,558                516,775
 Gannett                                                    989                 62,505
 McGraw-Hill                                                730                 38,383
 Meredith                                                   185                  6,105
 Viacom /1/                                               6,653                242,901
 Walt Disney                                              7,811                145,207
                                                                             1,011,876
NETWORKING PRODUCTS (1.44%)
 Cisco Systems /1/                                       27,352                462,796
 Lucent Technologies                                     12,729                 85,284
 Network Appliance /1/                                    1,217                 16,186
                                                                               564,266
NON-HAZARDOUS WASTE DISPOSAL (0.16%)
 Allied Waste Industries /1/                                737                  7,311
 Waste Management                                         2,338                 57,281
                                                                                64,592
OFFICE AUTOMATION & EQUIPMENT (0.13%)
 Pitney Bowes                                               922                 33,800
 Xerox                                                    2,595                 18,165
                                                                                51,965
OFFICE SUPPLIES & FORMS (0.05%)
 Avery Dennison                                             412                 19,076
OIL & GAS DRILLING (0.19%)
 Nabors Industries /1/                                      549                 16,876
 Noble Drilling /1/                                         501                 15,306
 Rowan                                                      353                  5,962
 Transocean Sedco Forex                                   1,189                 35,848
                                                                                73,992
OIL COMPANY-EXPLORATION & PRODUCTION (0.41%)
 Anadarko Petroleum                                         937                 53,456
 Apache                                                     469                 24,200
 Burlington Resources                                       790                 29,428
 Devon Energy                                               484                 18,537
 EOG Resources                                              434                 15,351
 Kerr-McGee                                                 354                 20,390
                                                                               161,362
OIL COMPANY-INTEGRATED (5.16%)
 Amerada Hess                                               333                 19,564
 ChevronTexaco                                            3,983                352,695
 Conoco                                                   2,335                 60,009
 Exxon Mobil                                             25,786              1,017,258
 Occidental Petroleum                                     1,384                 35,043
 Phillips Petroleum                                       1,417                 77,099
 Royal Dutch Petroleum                                    8,014                404,787
 Unocal                                                     909                 29,270
 USX-Marathon Group                                       1,153                 31,811
                                                                             2,027,536
OIL REFINING & MARKETING (0.03%)
 Sunoco                                                     314                 11,753
OIL-FIELD SERVICES (0.48%)
 Baker Hughes                                             1,255                 44,967
 Halliburton                                              1,604                 39,603
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL-FIELD SERVICES (CONTINUED)
                                                                           $
 Schlumberger                                             2,142                103,715
                                                                               188,285
OPTICAL SUPPLIES (0.02%)
 Bausch & Lomb                                              201                  6,545
PAPER & RELATED PRODUCTS (0.47%)
 Boise Cascade                                              214                  6,112
 Georgia-Pacific                                            844                 23,429
 International Paper                                      1,805                 64,619
 Louisiana-Pacific                                          390                  2,808
 Mead                                                       371                  9,958
 Temple-Inland                                              184                  9,198
 Westvaco                                                   377                  9,255
 Weyerhaeuser                                               804                 40,128
 Willamette Industries                                      410                 19,209
                                                                               184,716
PHARMACEUTICALS (0.56%)
 AmerisourceBergen                                          383                 24,344
 Pharmacia                                                4,862                197,008
                                                                               221,352
PHOTO EQUIPMENT & SUPPLIES (0.07%)
 Eastman Kodak                                            1,086                 27,769
PHYSICAL THERAPY & REHABILITATION CENTERS (0.05%)
 Healthsouth /1/                                          1,457                 18,970
PIPELINES (0.64%)
 Dynegy                                                   1,219                 43,762
 El Paso                                                  1,903                 93,361
 Enron                                                    2,788                 38,753
 Kinder Morgan                                              428                 21,242
 Williams                                                 1,811                 52,284
                                                                               249,402
POWER CONVERTER & SUPPLY EQUIPMENT (0.02%)
 American Power Conversion /1/                              729                  9,382
PRINTING-COMMERCIAL (0.03%)
 R.R. Donnelley & Sons                                      442                 11,271
PROPERTY & CASUALTY INSURANCE (0.32%)
 Chubb                                                      655                 44,737
 Progressive                                                276                 38,284
 XL Capital                                                 468                 40,650
                                                                               123,671
PUBLICLY TRADED INVESTMENT FUND (3.08%)
 iShares S&P 500 Index Fund                              11,415              1,208,392
PUBLISHING-NEWSPAPERS (0.22%)
 Dow Jones                                                  323                 14,535
 Knight Ridder                                              273                 15,356
 New York Times                                             595                 24,544
 Tribune                                                  1,115                 33,673
                                                                                88,108
REGIONAL BANKS (2.70%)
 Bank One                                                 4,355                144,543
 Comerica                                                   667                 30,742
 Fifth Third Bancorp                                      2,150                121,303
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REGIONAL BANKS (CONTINUED)
                                                                           $
 FleetBoston Financial                                    4,047                132,985
 Huntington Bancshares                                      938                 14,473
 Keycorp                                                  1,586                 33,718
 National City                                            2,245                 59,268
 PNC Financial Services Group                             1,080                 59,292
 Suntrust Banks                                           1,091                 65,307
 Union Planters                                             512                 20,736
 US Bancorp                                               7,121                126,611
 Wells Fargo                                              6,414                253,353
                                                                             1,062,331
RETAIL-APPAREL & SHOE (0.17%)
 Gap                                                      3,212                 41,981
 Limited                                                  1,593                 17,762
 Nordstrom                                                  500                  7,050
                                                                                66,793
RETAIL-AUTO PARTS (0.06%)
 Autozone /1/                                               418                 24,466
RETAIL-BEDDING (0.07%)
 Bed Bath & Beyond /1/                                    1,079                 27,040
RETAIL-BUILDING PRODUCTS (1.10%)
 Home Depot                                               8,721                333,404
 Lowe's                                                   2,874                 98,003
                                                                               431,407
RETAIL-CONSUMER ELECTRONICS (0.18%)
 Best Buy /1/                                               783                 42,987
 Circuit City Stores                                        778                 10,674
 RadioShack                                                 693                 17,318
                                                                                70,979
RETAIL-DISCOUNT (2.83%)
 Big Lots /1/                                               423                  3,088
 Costco Wholesale                                         1,681                 63,592
 Dollar General                                           1,235                 17,648
 Family Dollar Stores                                       638                 18,413
 K Mart                                                   1,830                 11,218
 Target                                                   3,360                104,664
 TJX                                                      1,048                 35,422
 Wal-Mart Stores                                         16,708                858,791
                                                                             1,112,836
RETAIL-DRUG STORE (0.40%)
 CVS                                                      1,470                 35,133
 Walgreen                                                 3,804                123,173
                                                                               158,306
RETAIL-JEWELRY (0.03%)
 Tiffany                                                    546                 12,771
RETAIL-MAJOR DEPARTMENT STORE (0.27%)
 J.C. Penney                                                983                 21,351
 May Department Stores                                    1,117                 35,130
 Sears, Roebuck                                           1,228                 47,609
                                                                               104,090
RETAIL-OFFICE SUPPLIES (0.10%)
 Office Depot /1/                                         1,112                 15,123
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-OFFICE SUPPLIES (CONTINUED)
                                                                           $
 Staples /1/                                              1,705                 24,859
                                                                                39,982
RETAIL-REGIONAL DEPARTMENT STORE (0.25%)
 Dillards                                                   318                  4,118
 Federated Department Stores /1/                            739                 23,641
 Kohls /1/                                                1,244                 69,179
                                                                                96,938
RETAIL-RESTAURANTS (0.52%)
 Darden Restaurants                                         441                 14,121
 McDonald's                                               4,833                125,996
 Starbucks /1/                                            1,420                 24,311
 Tricon Global Restaurants /1/                              549                 27,774
 Wendy's International                                      424                 11,151
                                                                               203,353
RETAIL-TOY STORE (0.04%)
 Toys R Us /1/                                              738                 14,022
RUBBER-TIRES (0.04%)
 Cooper Tire & Rubber                                       271                  3,580
 Goodyear Tire & Rubber                                     593                 11,047
                                                                                14,627
SAVINGS & LOANS/THRIFTS (0.38%)
 Charter One Financial                                      810                 22,072
 Golden West Financial                                      593                 28,820
 Washington Mutual                                        3,280                 99,023
                                                                               149,915
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.41%)
 Analog Devices /1/                                       1,345                 51,110
 Linear Technology                                        1,188                 46,094
 Maxim Integrated Products /1/                            1,227                 56,135
 Vitesse Semiconductor /1/                                  688                  6,495
                                                                               159,834
SEMICONDUCTOR EQUIPMENT (0.42%)
 Applied Materials /1/                                    3,039                103,660
 Kla-Tencor /1/                                             693                 28,316
 Novellus Systems /1/                                       532                 17,572
 Teradyne /1/                                               651                 15,006
                                                                               164,554
STEEL-PRODUCERS (0.04%)
 Nucor                                                      290                 11,977
 USX-U.S. Steel Group                                       332                  4,777
                                                                                16,754
STEEL-SPECIALTY (0.01%)
 Allegheny Technologies                                     299                  4,425
TELECOM EQUIPMENT FIBER OPTICS (0.22%)
 CIENA /1/                                                1,227                 19,951
 Corning                                                  3,476                 28,016
 JDS Uniphase /1/                                         4,919                 39,303
                                                                                87,270
TELECOMMUNICATION EQUIPMENT (0.69%)
 ADC Telecommunications /1/                               2,921                 13,290
 Andrew /1/                                                 304                  5,524
 Comverse Technology /1/                                    640                 12,038
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (CONTINUED)
                                                                           $
 Nortel Networks                                         11,907                 69,180
 Qualcomm /1/                                             2,830                138,811
 Scientific-Atlanta                                         609                 12,710
 Tellabs /1/                                              1,529                 20,871
                                                                               272,424
TELECOMMUNICATION SERVICES (0.02%)
 Avaya /1/                                                1,061                  9,475
TELEPHONE-INTEGRATED (4.64%)
 Alltel                                                   1,170                 66,854
 AT&T                                                    12,894                196,633
 BellSouth                                                7,004                259,148
 CenturyTel                                                 527                 16,653
 Citizens Communications                                  1,066                  9,477
 Qwest Communications International /1/                   6,208                 80,394
 SBC Communications                                      12,587                479,691
 Sprint                                                   3,312                 66,240
 Verizon Communications                                  10,108                503,479
 WorldCom /1/                                            10,793                145,166
                                                                             1,823,735
TELEVISION (0.05%)
 Univision Communications /1/                               779                 19,475
TOBACCO (1.03%)
 Philip Morris                                            8,221                384,743
 UST                                                        610                 20,502
                                                                               405,245
TOOLS-HAND HELD (0.07%)
 Black & Decker                                             303                 10,026
 Snap-On                                                    216                  5,780
 Stanley Works                                              319                 12,224
                                                                                28,030
TOYS (0.10%)
 Hasbro                                                     645                 10,688
 Mattel                                                   1,610                 30,477
                                                                                41,165
TRANSPORT-RAIL (0.35%)
 Burlington Northern Santa Fe                             1,464                 39,338
 CSX                                                        797                 26,859
 Norfolk Southern                                         1,438                 24,086
 Union Pacific                                              927                 48,213
                                                                               138,496
TRANSPORT-SERVICES (0.12%)
 FedEx /1/                                                1,147                 47,119
TRAVEL SERVICES (0.03%)
 Sabre Holdings /1/                                         497                 13,071
TRUCKING & LEASING (0.01%)
 Ryder System                                               226                  4,226
WEB PORTALS (0.06%)
 Yahoo /1/                                                2,118                 23,044
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.34%)
                                                                           $
 Motorola                                                 8,207                134,349
                                           TOTAL COMMON STOCKS              37,159,089

                                                     Principal
                                                       Amount                 Value
----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.45%)
FINANCE-CONSUMER LOANS (5.45%)
 Investment in Joint Trading Account; Student
  Loan Marketing Association                         10,000,000
                                                     $                     $
  2.46%; 11/01/01                                     2,141,545              2,141,545
                                        TOTAL COMMERCIAL PAPER               2,141,545
                                                                           -----------

                         TOTAL PORTFOLIO INVESTMENTS (100.06%)              39,300,634
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS
 (-0.06%)                                                                      (24,643)
                                    TOTAL NET ASSETS (100.00%)             $39,275,991
                                                                           --------------


                                                                     Unrealized
     Contract                        Opening           Current          Gain
       Type        Commitment     Market Value       Market Value      (Loss)
--------------------------------------------------------------------------------
 Futures Contracts
8 S&P 500             Buy          $1,000,000          $750,000       $(250,000)
December, 2001
Futures

1    Non-income producing security.
2 Security or a portion of the security was pledged to cover margin requirements for futures contracts.

See accompanying notes.

                                       92




                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL MIDCAP FUND, INC.

                                OCTOBER 31, 2001

                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (93.59%)
AGRICULTURAL OPERATIONS (0.99%)
                                                                      $
 Monsanto                                          131,450              4,114,385
BEVERAGES-NON-ALCOHOLIC (2.03%)
 Coca-Cola Enterprises                             168,900              3,099,315
 Pepsico                                           110,215              5,368,573
                                                                        8,467,888
BROADCASTING SERVICES & PROGRAMMING (0.84%)
 Liberty Media /1/                                 300,000              3,507,000
BUILDING-MAINTENANCE & SERVICE (0.76%)
 Ecolab                                             89,800              3,159,164
CABLE TV (2.08%)
 Charter Communications /1/                        375,000              5,302,500
 USA Networks /1/                                  183,200              3,378,208
                                                                        8,680,708
CASINO SERVICES (2.35%)
 International Game Technology                     191,700              9,786,285
COMMERCIAL BANKS (4.21%)
 Marshall & Ilsley                                  48,500              2,844,040
 North Fork Bancorp.                                99,237              2,768,712
 TCF Financial                                     284,200             11,936,400
                                                                       17,549,152
COMMERCIAL SERVICE-FINANCE (2.25%)
 Dun & Bradstreet /1/                               63,900              1,997,514
 H&R Block                                         216,400              7,374,912
                                                                        9,372,426
COMMERCIAL SERVICES (0.28%)
 Arbitron                                           42,600              1,150,200
COMPUTER SERVICES (5.11%)
 Bisys Group /1/                                    78,950              4,106,979
 Ceridian                                          400,400              6,602,596
 DST Systems /1/                                    61,300              2,510,235
 Sungard Data Systems /1/                          321,000              8,089,200
                                                                       21,309,010
COMPUTERS-INTEGRATED SYSTEMS (0.67%)
 Jack Henry & Associates                           113,500              2,798,910
DATA PROCESSING & MANAGEMENT (0.93%)
 Fiserv /1/                                         72,675              2,702,783
 SEI Investments                                    38,800              1,193,100
                                                                        3,895,883
DENTAL SUPPLIES & EQUIPMENT (0.29%)
 Sybron Dental Specialties /1/                      59,333              1,216,327
DIVERSIFIED MANUFACTURING OPERATIONS (1.50%)
 Cooper Industries                                  60,500              2,341,350
 Danaher                                            70,000              3,901,800
                                                                        6,243,150
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.31%)
 Cendant /1/                                       100,500              1,302,480
ELECTRIC-INTEGRATED (7.53%)
 Duke Energy                                       266,300             10,228,583
 Entergy                                            89,100              3,461,535
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                      $
 Exelon                                             71,850              3,022,729
 GPU                                               139,100              5,515,315
 Niagara Mohawk Holdings                           367,300              6,582,016
 NiSource                                          108,300              2,572,125
                                                                       31,382,303
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.19%)
 Gentex /1/                                         34,000                809,200
FINANCE-CONSUMER LOANS (0.43%)
 USA Education                                      22,200              1,810,632
FINANCE-INVESTMENT BANKER & BROKER (0.77%)
 Lehman Brothers Holdings                           51,500              3,216,690
FINANCE-MORTGAGE LOAN/BANKER (0.56%)
 Countrywide Credit Industries                      58,052              2,318,016
FINANCIAL GUARANTEE INSURANCE (1.01%)
 AMBAC Financial Group                              34,200              1,641,600
 PMI Group                                          46,000              2,550,700
                                                                        4,192,300
FOOD-MISCELLANEOUS/DIVERSIFIED (1.50%)
 General Mills                                     136,100              6,249,712
FOOD-WHOLESALE/DISTRIBUTION (0.70%)
 Sysco                                             120,900              2,914,899
FORESTRY (1.31%)
 Plum Creek Timber                                 198,129              5,474,304
HEALTH & BIOTECHNOLOGY (1.98%)
 Pharmaceutical HOLDRs                              83,500              8,251,470
HEALTH CARE COST CONTAINMENT (1.35%)
 McKesson HBOC                                     152,100              5,626,179
HOTELS & MOTELS (1.51%)
 Marriott International                            200,450              6,280,099
INTERNET SECURITY (0.28%)
 Check Point Software Technologies /1/              39,800              1,174,896
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.76%)
 Federated Investors                                67,900              1,772,190
 Neuberger Berman                                   40,050              1,396,944
                                                                        3,169,134
LIFE & HEALTH INSURANCE (1.54%)
 Aflac                                             158,000              3,864,680
 Nationwide Financial Services                      38,900              1,323,378
 Torchmark                                          32,700              1,210,881
                                                                        6,398,939
MEDICAL INFORMATION SYSTEM (2.73%)
 IMS Health                                        532,000             11,368,840
MEDICAL INSTRUMENTS (5.66%)
 Apogent Technologies /1/                          178,000              4,168,760
 Beckman Coulter                                    53,050              2,253,034
 Biomet                                            158,700              4,840,350
 Boston Scientific /1/                              69,525              1,580,999
 Guidant                                           155,050              6,436,125
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (CONTINUED)
                                                                      $
 St. Jude Medical                                   60,900              4,323,900
                                                                       23,603,168
MEDICAL PRODUCTS (0.46%)
 Stryker                                            33,850              1,903,724
MEDICAL-BIOMEDICAL/GENE (4.62%)
 Biogen /1/                                        184,200             10,131,000
 Genzyme /1/                                       135,900              7,331,805
 Immunex /1/                                        74,700              1,784,583
                                                                       19,247,388
MEDICAL-DRUGS (1.44%)
 IVAX                                              127,200              2,613,960
 Medimmune /1/                                      85,800              3,366,792
                                                                        5,980,752
MEDICAL-HMO (0.24%)
 Anthem                                             23,870                999,676
MEDICAL-HOSPITALS (1.31%)
 Health Management Associates /1/                  155,000              3,020,950
 Universal Health Services                          60,800              2,455,712
                                                                        5,476,662
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.25%)
 AmerisourceBergen                                  82,100              5,218,276
MISCELLANEOUS INVESTING (6.17%)
 AMB Property                                      179,700              4,368,507
 Boston Properties                                 105,800              3,740,030
 Equity Office Properties Trust                    201,150              5,732,775
 Equity Residential Properties Trust               215,800              5,600,010
 Kimco Realty                                       40,300              1,970,267
 Prologis Trust                                    216,000              4,304,880
                                                                       25,716,469
OIL COMPANY-EXPLORATION & PRODUCTION (1.29%)
 Devon Energy                                      140,600              5,384,980
OIL COMPANY-INTEGRATED (0.53%)
 USX-Marathon Group                                 79,900              2,204,441
OIL FIELD MACHINERY & EQUIPMENT (1.14%)
 National-Oilwell /1/                               88,000              1,629,760
 Weatherford International /1/                      91,700              3,138,891
                                                                        4,768,651
OIL REFINING & MARKETING (0.63%)
 Valero Energy                                      69,700              2,620,720
OIL-FIELD SERVICES (0.74%)
 BJ Services /1/                                    63,000              1,612,170
 Hanover Compressor /1/                             52,600              1,450,708
                                                                        3,062,878
PIPELINES (3.23%)
 Dynegy                                            118,750              4,263,125
 El Paso                                            70,290              3,448,427
 Questar                                            77,700              1,709,400
 Williams                                          140,300              4,050,461
                                                                       13,471,413
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PRINTING-COMMERCIAL (1.13%)
                                                                      $
 Valassis Communications                           151,400              4,723,680
PUBLICLY TRADED INVESTMENT FUND (4.50%)
 iShares S&P MidCap 400 Fund                        62,800              5,662,048
 S&P MidCap 400 Depository Receipts                158,380             13,090,107
                                                                       18,752,155
REGIONAL BANKS (0.72%)
 Fifth Third Bancorp                                53,286              3,006,396
RETAIL-JEWELRY (0.19%)
 Tiffany                                            33,300                778,887
RETAIL-TOY STORE (0.52%)
 Toys R Us /1/                                     113,500              2,156,500
SAVINGS & LOANS/THRIFTS (2.35%)
 Charter One Financial                             147,081              4,007,957
 Golden State Bancorp                              107,000              2,713,520
 Washington Mutual                                 102,150              3,083,909
                                                                        9,805,386
TELEPHONE-INTEGRATED (3.93%)
 Alltel                                             80,800              4,616,912
 CenturyTel                                        315,547              9,971,285
 Telephone & Data Systems                           20,300              1,784,370
                                                                       16,372,567
THERAPEUTICS (0.86%)
 COR Therapeutics /1/                               43,900                989,067
 ImClone Systems /1/                                42,100              2,576,099
                                                                        3,565,166
TOBACCO (1.93%)
 RJ Reynolds Tobacco Holdings                      143,300              8,030,532
                                      TOTAL COMMON STOCKS             390,041,048







                                                 Principal
                                                   Amount                 Value
-----------------------------------------------------------------------------------
COMMERCIAL PAPER (6.74%)
Diversified Financial Services (1.52%)
  General Eelctric Capital
     2.45%; 11/05/01                              $6,335,000            $6,333,275

Finance-Consumer Loans (4.54%)
   Investment in Joint Trading Account;
     Household Finance
     2.63%; 11/01/01                              18,930,158            18,930,158

Finance-Credit Card (0.68%)
   American Express Credit
     2.49%; 11/05/01                               2,845,000              2,844,213
                                                                        -----------
                                          Total Commercial Paper         28,107,646
                                                                        -----------

                            Total Portfolio Investments (100.33%)       418,148,694

Liabilities, net of cash, receivables and other
  assets (-0.33%)                                                        (1,369,260)
                                                                        -----------
                                       Total Net Assets (100.00%)      $416,779,434
                                                                       ------------
                                                                       ------------

/1 /Non-income producing security.

                                       95

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (98.16%)
AEROSPACE & DEFENSE (0.66%)
                                                                       $
 Raytheon                                            12,900                416,025
AEROSPACE & DEFENSE EQUIPMENT (1.78%)
 General Dynamics                                    12,900              1,052,640
 United Technologies                                  1,200                 64,668
                                                                         1,117,308
APPLICATIONS SOFTWARE (4.72%)
 Intuit /1/                                           9,000                361,980
 Microsoft /1/                                       43,625              2,536,794
 Siebel Systems /1/                                   4,500                 73,485
                                                                         2,972,259
BEVERAGES-NON-ALCOHOLIC (2.77%)
 Coca-Cola                                            6,000                287,280
 Pepsico                                             29,845              1,453,750
                                                                         1,741,030
BREWERY (1.89%)
 Anheuser-Busch                                      28,525              1,188,351
BROADCASTING SERVICES & PROGRAMMING (1.24%)
 Liberty Media /1/                                   66,600                778,554
CABLE TV (0.51%)
 Comcast                                              8,900                318,976
CASINO SERVICES (0.40%)
 International Game Technology                        4,900                250,145
CELLULAR TELECOMMUNICATIONS (0.86%)
 Sprint /1/                                          24,200                539,660
CIRCUIT BOARDS (0.32%)
 Jabil Circuit /1/                                    9,400                199,280
COMMERCIAL SERVICE-FINANCE (0.74%)
 Concord EFS /1/                                     17,000                465,290
COMPUTER SERVICES (0.24%)
 Affiliated Computer Services /1/                     1,700                149,685
COMPUTERS (3.73%)
 Dell Computer /1/                                   31,000                743,380
 International Business Machines                     12,800              1,383,296
 Sun Microsystems /1/                                21,425                217,464
                                                                         2,344,140
COMPUTERS-INTEGRATED SYSTEMS (0.14%)
 Brocade Communications System /1/                    3,500                 85,925
COMPUTERS-MEMORY DEVICES (0.67%)
 EMC                                                 21,225                261,492
 Veritas Software /1/                                 5,567                157,991
                                                                           419,483
COSMETICS & TOILETRIES (1.51%)
 Colgate-Palmolive                                    9,300                534,936
 Procter & Gamble                                     5,600                413,168
                                                                           948,104
DATA PROCESSING & MANAGEMENT (0.42%)
 First Data                                           3,900                263,523
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (3.08%)
                                                                       $
 Citigroup                                           42,566              1,937,605
DIVERSIFIED MANUFACTURING OPERATIONS (12.74%)
 General Electric                                    92,000              3,349,720
 Tyco International                                  94,925              4,664,614
                                                                         8,014,334
ELECTRONIC COMPONENTS-SEMICONDUCTOR (5.42%)
 Altera /1/                                          10,900                220,180
 Intel                                               79,800              1,948,716
 Texas Instruments                                   32,525                910,375
 Xilinx /1/                                          10,825                329,296
                                                                         3,408,567
ENTERPRISE SOFTWARE/SERVICE (1.69%)
 Oracle /1/                                          59,500                806,820
 Peoplesoft /1/                                       8,650                257,511
                                                                         1,064,331
FINANCE-CREDIT CARD (0.83%)
 Capital One Financial                               12,700                524,637
FINANCE-INVESTMENT BANKER & BROKER (0.79%)
 Goldman Sachs Group                                  6,400                500,224
FINANCE-MORTGAGE LOAN/BANKER (4.25%)
 Federal Home Loan Mortgage                          39,475              2,677,194
FOOD-MISCELLANEOUS/DIVERSIFIED (1.66%)
 Kraft Foods /1/                                     31,000              1,046,250
FOOD-RETAIL (0.75%)
 Safeway /1/                                         11,275                469,604
INSTRUMENTS-SCIENTIFIC (0.12%)
 Applied Biosystems Group                             2,700                 78,786
INTERNET SECURITY (0.09%)
 VeriSign /1/                                         1,400                 54,194
MEDICAL INSTRUMENTS (0.95%)
 Medtronic                                           14,875                599,463
MEDICAL LABORATORY & TESTING SERVICE (1.53%)
 Laboratory Corp. of America Holdings /1/            11,150                961,130
MEDICAL PRODUCTS (1.66%)
 Johnson & Johnson                                   18,075              1,046,723
MEDICAL-BIOMEDICAL/GENE (2.08%)
 Amgen /1/                                           11,825                671,896
 CuraGen /1/                                          2,600                 59,982
 Idec Pharmaceuticals /1/                             6,500                389,740
 Invitrogen /1/                                       3,100                190,154
                                                                         1,311,772
MEDICAL-DRUGS (12.61%)
 Abbott Laboratories                                  7,600                402,648
 American Home Products                              28,700              1,602,321
 Bristol-Myers Squibb                                22,600              1,207,970
 Eli Lilly                                            5,150                393,975
 Merck                                               14,800                944,388
 Pfizer                                              76,875              3,221,062
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                       $
 Schering-Plough                                      4,300                159,874
                                                                         7,932,238
MEDICAL-HMO (0.39%)
 Anthem                                               5,800                242,904
MEDICAL-HOSPITALS (0.99%)
 HCA - The Healthcare Company                        15,700                622,662
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.41%)
 Cardinal Health                                      3,875                260,051
MULTI-LINE INSURANCE (2.10%)
 American International Group                        16,825              1,322,445
MULTIMEDIA (2.10%)
 AOL Time Warner /1/                                 42,400              1,323,304
NETWORKING PRODUCTS (2.43%)
 Cisco Systems /1/                                   90,225              1,526,607
OIL COMPANY-EXPLORATION & PRODUCTION (0.53%)
 Anadarko Petroleum                                   5,900                336,595
OIL-FIELD SERVICES (0.69%)
 Baker Hughes                                        12,125                434,439
PHARMACEUTICALS (0.82%)
 Pharmacia                                           12,768                517,359
PIPELINES (0.87%)
 Dynegy                                              15,300                549,270
REGIONAL BANKS (1.01%)
 Fifth Third Bancorp                                 11,300                637,546
RETAIL-APPAREL & SHOE (0.19%)
 Limited                                             10,500                117,075
RETAIL-BUILDING PRODUCTS (2.21%)
 Home Depot                                          36,400              1,391,572
RETAIL-DISCOUNT (3.48%)
 BJ's Wholesale Club /1/                              6,500                330,005
 Costco Wholesale                                     9,800                370,734
 Dollar Tree Stores /1/                               9,000                202,230
 Wal-Mart Stores                                     25,050              1,287,570
                                                                         2,190,539
RETAIL-DRUG STORE (0.20%)
 Walgreen                                             3,800                123,044
RETAIL-JEWELRY (0.26%)
 Tiffany                                              6,925                161,976
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.39%)
 Analog Devices /1/                                   6,400                243,200
SEMICONDUCTOR EQUIPMENT (0.37%)
 Applied Materials /1/                                6,925                236,212
TELECOMMUNICATION EQUIPMENT (0.87%)
 Qualcomm /1/                                        11,175                548,134
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (2.70%)
                                                                       $
 Qwest Communications International /1/              13,000                168,350
 SBC Communications                                  20,200                769,822
 Verizon Communications                              10,142                505,173
 WorldCom /1/                                        18,850                253,533
                                                                         1,696,878
THERAPEUTICS (0.70%)
 Gilead Sciences /1/                                  5,100                320,790
 Tularik /1/                                          5,300                121,900
                                                                           442,690
TOBACCO (0.98%)
 Philip Morris                                       13,200                617,760
WIRELESS EQUIPMENT (0.62%)
 American Tower                                       6,700                 73,834
 Motorola                                            19,300                315,941
                                                                           389,775
                                       TOTAL COMMON STOCKS              61,756,827
                                                                       -----------

                      TOTAL PORTFOLIO INVESTMENTS (98.16%)              61,756,827
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (1.84%)                                                                 1,158,657
                                TOTAL NET ASSETS (100.00%)             $62,915,484
                                                                       -------------



See accompanying notes.

                                       97


                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.

                                OCTOBER 31, 2001

                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (85.67%)
AEROSPACE & DEFENSE EQUIPMENT (1.00%)
                                                                             $
 General Dynamics                                           1,400                114,240
APPLICATIONS SOFTWARE (2.47%)
 Intuit /1/                                                 3,400                136,748
 Microsoft /1/                                              2,500                145,375
                                                                                 282,123
ATHLETIC FOOTWEAR (1.38%)
 Nike                                                       3,200                157,952
BEVERAGES-NON-ALCOHOLIC (2.75%)
 Coca-Cola                                                  2,500                119,700
 Pepsico                                                    3,990                194,353
                                                                                 314,053
BREWERY (0.98%)
 Anheuser-Busch                                             2,700                112,482
COMMERCIAL SERVICE-FINANCE (0.95%)
 H&R Block                                                  3,200                109,056
COMPUTER SERVICES (0.75%)
 Sungard Data Systems /1/                                   3,400                 85,680
COMPUTERS (2.40%)
 Compaq Computer                                            5,900                 51,625
 Dell Computer /1/                                          3,900                 93,522
 International Business Machines                            1,200                129,684
                                                                                 274,831
COMPUTERS-MEMORY DEVICES (0.20%)
 EMC                                                        1,900                 23,408
COMPUTERS-PERIPHERAL EQUIPMENT (0.94%)
 Lexmark International /1/                                  2,400                107,400
COSMETICS & TOILETRIES (1.76%)
 Avon Products                                              2,400                112,392
 Procter & Gamble                                           1,200                 88,536
                                                                                 200,928
DATA PROCESSING & MANAGEMENT (0.83%)
 Fiserv /1/                                                 2,550                 94,835
DIVERSIFIED FINANCIAL SERVICES (1.79%)
 Citigroup                                                  4,500                204,840
DIVERSIFIED MANUFACTURING OPERATIONS (2.27%)
 Danaher                                                    1,800                100,332
 General Electric                                           2,900                105,589
 Textron                                                    1,700                 53,805
                                                                                 259,726
ELECTRIC-INTEGRATED (2.43%)
 FPL Group                                                  2,000                106,200
 Progress Energy                                            2,300                 96,991
 Scana                                                      2,900                 74,675
                                                                                 277,866
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.64%)
 Micron Technology                                          3,200                 72,832
ENTERPRISE SOFTWARE/SERVICE (0.64%)
 Oracle /1/                                                 5,400                 73,224
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FIDUCIARY BANKS (0.80%)
                                                                             $
 Bank of New York                                           2,700                 91,827
FINANCE-INVESTMENT BANKER & BROKER (2.06%)
 Lehman Brothers Holdings                                   1,900                118,674
 Morgan Stanley Dean Witter                                 2,400                117,408
                                                                                 236,082
FINANCE-MORTGAGE LOAN/BANKER (1.27%)
 Federal National Mortgage Association                      1,800                145,728
FOOD-MISCELLANEOUS/DIVERSIFIED (1.26%)
 Ralston Purina Group                                       4,400                144,276
FOOD-RETAIL (1.11%)
 Kroger                                                     5,200                127,192
INDEPENDENT POWER PRODUCER (1.22%)
 Calpine /1/                                                2,400                 59,400
 Reliant Resources /1/                                      5,100                 79,815
                                                                                 139,215
INSTRUMENTS-CONTROLS (1.08%)
 Johnson Controls                                           1,700                122,944
INSURANCE BROKERS (1.10%)
 Marsh & McLennan                                           1,300                125,775
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.21%)
 Alliance Capital Management Holding                        2,900                138,185
MACHINERY-CONSTRUCTION & MINING (0.82%)
 Caterpillar                                                2,100                 93,912
MEDICAL INSTRUMENTS (1.43%)
 St. Jude Medical                                           2,300                163,300
MEDICAL PRODUCTS (2.77%)
 Baxter International                                       4,800                232,176
 Zimmer Holdings                                            2,740                 84,693
                                                                                 316,869
MEDICAL-BIOMEDICAL/GENE (0.99%)
 Amgen /1/                                                  2,000                113,640
MEDICAL-DRUGS (7.64%)
 Abbott Laboratories                                        2,600                137,748
 Allergan                                                   1,700                122,043
 American Home Products                                     2,300                128,409
 Bristol-Myers Squibb                                       2,000                106,900
 Merck                                                      1,700                108,477
 Schering-Plough                                            3,100                115,258
 Teva Pharmaceutical Industries                             2,500                154,500
                                                                                 873,335
MEDICAL-HMO (1.82%)
 Anthem                                                     2,300                 96,324
 Wellpoint Health Networks /1/                              1,000                111,590
                                                                                 207,914
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.12%)
 Cardinal Health                                            1,900                127,509
METAL-ALUMINUM (0.82%)
 Alcoa                                                      2,900                 93,583
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (1.54%)
                                                                             $
 Equity Office Properties Trust                             3,100                 88,350
 Simon Property Group                                       3,200                 88,000
                                                                                 176,350
MONEY CENTER BANKS (2.04%)
 Bank of America                                            2,100                123,879
 JP Morgan Chase                                            3,100                109,616
                                                                                 233,495
MULTI-LINE INSURANCE (1.12%)
 MetLife Capital Trust I                                    1,500                128,010
MULTIMEDIA (2.72%)
 AOL Time Warner /1/                                        3,600                112,356
 Gannett                                                    1,700                107,440
 Viacom /1/                                                 2,500                 91,275
                                                                                 311,071
NETWORKING PRODUCTS (0.47%)
 Cisco Systems /1/                                          3,200                 54,144
NON-HAZARDOUS WASTE DISPOSAL (1.24%)
 Waste Management                                           5,800                142,100
OIL & GAS DRILLING (0.21%)
 Diamond Offshore Drilling                                    400                 11,040
 Global Marine                                                800                 12,880
                                                                                  23,920
OIL COMPANY-EXPLORATION & PRODUCTION (0.40%)
 Anadarko Petroleum                                           800                 45,640
OIL COMPANY-INTEGRATED (3.79%)
 ChevronTexaco                                              1,900                168,245
 Exxon Mobil                                                4,800                189,360
 Phillips Petroleum                                         1,400                 76,174
                                                                                 433,779
OIL FIELD MACHINERY & EQUIPMENT (0.24%)
 Cooper Cameron /1/                                           700                 27,300
OIL-FIELD SERVICES (1.81%)
 Baker Hughes                                               1,700                 60,911
 Halliburton                                                2,000                 49,380
 Schlumberger                                               2,000                 96,840
                                                                                 207,131
PAPER & RELATED PRODUCTS (1.55%)
 International Paper                                        2,400                 85,920
 Westvaco                                                   3,700                 90,835
                                                                                 176,755
PHYSICAL THERAPY & REHABILITATION CENTERS (0.82%)
 Healthsouth /1/                                            7,200                 93,744
PIPELINES (0.73%)
 Williams                                                   2,900                 83,723
PROPERTY & CASUALTY INSURANCE (1.38%)
 ACE                                                        2,100                158,277
REGIONAL BANKS (0.79%)
 Wells Fargo                                                2,300                 90,850
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-DISCOUNT (1.88%)
                                                                             $
 Target                                                     3,100                 96,565
 Wal-Mart Stores                                            2,300                118,220
                                                                                 214,785
RETAIL-DRUG STORE (0.71%)
 Walgreen                                                   2,500                 80,950
RETAIL-TOY STORE (0.85%)
 Toys R Us /1/                                              5,100                 96,900
SEMICONDUCTOR EQUIPMENT (1.14%)
 Applied Materials /1/                                      2,200                 75,042
 Teradyne /1/                                               2,400                 55,320
                                                                                 130,362
TELECOMMUNICATION EQUIPMENT (0.68%)
 Scientific-Atlanta                                         3,700                 77,219
TELECOMMUNICATION SERVICES (0.53%)
 Amdocs Automatic Common Exchange Securities
  Trust                                                     2,500                 60,625
TELEPHONE-INTEGRATED (3.24%)
 BellSouth                                                  2,700                 99,900
 SBC Communications                                         2,900                110,519
 Sprint                                                     4,800                 96,000
 WorldCom                                                   5,400                 63,990
                                                                                 370,409
TOBACCO (2.34%)
 Philip Morris                                              2,000                 93,600
 RJ Reynolds Tobacco Holdings                               3,100                173,724
                                                                                 267,324
WATER (0.75%)
 American Water Works                                       2,100                 85,260
                                             TOTAL COMMON STOCKS               9,796,885

                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS (5.32%)
AEROSPACE & DEFENSE (1.20%)
 Raytheon                                                   2,400                137,160
MEDICAL-DRUGS (1.17%)
 Pharmacia                                                  3,400                134,300
SAVINGS & LOANS/THRIFTS (0.88%)
 Washington Mutual                                            500                 24,063
 Washington Mutual                                          1,600                 77,000
                                                                                 101,063
SPECIAL PURPOSE ENTITY (0.52%)
 Equity Securities Trust I                                  1,700                 59,160
TRANSPORT-RAIL (1.03%)
 Union Pacific Capital Trust                                2,500                117,812
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.52%)
                                                                             $
 Motorola                                                   1,200                 59,100
                                          TOTAL PREFERRED STOCKS                 608,595

                                                       Principal
                                                         Amount                 Value
-----------------------------------------------------------------------------------------------
BONDS (4.90%)
ADVERTISING AGENCIES (0.82%)
 Omnicom Group                                         10,000,000
                                                       $                     $
  2.25%; 01/06/13                                          60,000                 93,975
CABLE TV (0.49%)
 Charter Communications                                10,000,000
  5.75%; 10/15/05                                          60,000                 55,650
DIVERSIFIED MANUFACTURING OPERATIONS (1.00%)
 Tyco International /1/                                10,000,000
  0.00%; 11/17/20                                         150,000                113,812
RETAIL-BUILDING PRODUCTS (1.24%)
 Lowe's /1/                                            10,000,000
  0.00%; 02/16/21 /2/                                     160,000                113,800
  0.00%; 02/16/21                                          40,000                 28,450
                                                                                 142,250
RETAIL-MAJOR DEPARTMENT STORE (0.94%)
 J.C. Penney /2/                                       10,000,000
  5.00%; 10/15/08                                         110,000                107,938
TELECOMMUNICATION EQUIPMENT (0.41%)
 Nortel Networks /2/                                   10,000,000
  4.25%; 09/01/08                                          55,000                 47,231
                                                     TOTAL BONDS                 560,856
                                                                             -----------

                            TOTAL PORTFOLIO INVESTMENTS (95.89%)              10,966,336
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES (4.11%)                   469,520
                                      TOTAL NET ASSETS (100.00%)             $11,435,856
                                                                             -------------



/1 /Non-income producing security.
/2 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $268,969 or 2.35% of net assets.

                                      100

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                 PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.

                                OCTOBER 31, 2001


                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (97.27%)
APPLICATIONS SOFTWARE (3.44%)
                                                                       $
 Microsoft /1/                                        6,580                382,627
CABLE TV (3.15%)
 Comcast                                              9,780                350,515
CELLULAR TELECOMMUNICATIONS (1.94%)
 Sprint /1/                                           9,690                216,087
COMMERCIAL SERVICE-FINANCE (3.75%)
 Concord EFS /1/                                     15,240                417,119
COMPUTER SERVICES (4.06%)
 Electronic Data Systems                              7,020                451,877
DATA PROCESSING & MANAGEMENT (7.68%)
 Automatic Data Processing                            5,000                258,300
 First Data                                           8,830                596,643
                                                                           854,943
DIVERSIFIED FINANCIAL SERVICES (5.13%)
 Citigroup                                           12,560                571,731
DIVERSIFIED MANUFACTURING OPERATIONS (3.12%)
 General Electric                                     9,540                347,351
E-COMMERCE/SERVICES (2.57%)
 eBay /1/                                             5,460                286,541
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.86%)
 Intel                                                8,460                206,593
FINANCE-MORTGAGE LOAN/BANKER (3.46%)
 Federal Home Loan Mortgage                           5,674                384,811
HEALTH CARE COST CONTAINMENT (2.73%)
 McKesson HBOC                                        8,230                304,428
MEDICAL PRODUCTS (2.85%)
 Johnson & Johnson                                    5,470                316,768
MEDICAL-BIOMEDICAL/GENE (8.52%)
 Amgen /1/                                            8,670                492,629
 Genzyme /1/                                          8,460                456,417
                                                                           949,046
MEDICAL-DRUGS (12.68%)
 Allergan                                             3,492                250,691
 Forest Laboratories /1/                              3,340                248,429
 King Pharmaceuticals /1/                            11,146                434,582
 Pfizer                                              11,421                478,540
                                                                         1,412,242
MEDICAL-HOSPITALS (3.58%)
 Tenet Healthcare /1/                                 6,930                398,614
MEDICAL-WHOLESALE DRUG DISTRIBUTION (3.17%)
 Cardinal Health                                      5,260                352,999
MULTI-LINE INSURANCE (5.16%)
 American International Group                         7,310                574,566
RETAIL-BEDDING (2.38%)
 Bed Bath & Beyond /1/                               10,580                265,135
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-BUILDING PRODUCTS (1.94%)
                                                                       $
 Home Depot                                           5,660                216,382
RETAIL-REGIONAL DEPARTMENT STORE (4.52%)
 Kohls /1/                                            9,051                503,326
SEMICONDUCTOR EQUIPMENT (1.88%)
 Applied Materials /1/                                6,130                209,094
TELECOMMUNICATION EQUIPMENT (2.45%)
 Qualcomm /1/                                         5,570                273,209
TELEPHONE-INTEGRATED (2.93%)
 COX Communications                                   8,520                326,316
THERAPEUTICS (2.32%)
 Gilead Sciences /1/                                  4,100                257,890
                                       TOTAL COMMON STOCKS              10,830,210
                                                                       -----------

                      TOTAL PORTFOLIO INVESTMENTS (97.27%)              10,830,210
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (2.73%)                                                                   304,016
                                TOTAL NET ASSETS (100.00%)             $11,134,226
                                                                       -------------



/1 /Non-income producing security.

                                      101

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

                                OCTOBER 31, 2001

                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (93.31%)
AEROSPACE & DEFENSE (0.69%)
                                                                     $
 Raytheon                                           2,600                 83,850
AEROSPACE & DEFENSE EQUIPMENT (0.89%)
 B.F. Goodrich                                      2,575                 54,976
 Lockheed Martin                                    1,100                 53,647
                                                                         108,623
APPAREL MANUFACTURERS (1.29%)
 Jones Apparel Group /1/                            2,000                 55,200
 Liz Claiborne                                      1,300                 59,150
 VF                                                 1,300                 43,186
                                                                         157,536
APPLIANCES (0.54%)
 Whirlpool                                          1,125                 66,398
AUTO-CARS & LIGHT TRUCKS (0.04%)
 Ford Motor                                           300                  4,815
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.58%)
 Paccar                                             1,350                 71,307
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.74%)
 Autoliv                                            2,200                 35,288
 Dana                                               2,400                 25,800
 Delphi Automotive Systems                          4,500                 52,245
 Lear /1/                                           1,500                 46,050
 TRW                                                  900                 30,411
 Visteon                                            1,900                 22,610
                                                                         212,404
BEVERAGES-NON-ALCOHOLIC (0.48%)
 Coca-Cola Enterprises                              3,200                 58,720
BROADCASTING SERVICES & PROGRAMMING (0.08%)
 Liberty Media /1/                                    800                  9,352
BUILDING-RESIDENTIAL & COMMERCIAL (0.86%)
 Centex                                             1,400                 53,564
 Pulte                                              1,600                 52,000
                                                                         105,564
CHEMICALS-DIVERSIFIED (2.76%)
 Dow Chemical                                       3,644                121,163
 E.I. Du Pont de Nemours                            3,650                145,963
 Hercules                                           2,200                 16,632
 PPG Industries                                     1,100                 53,713
                                                                         337,471
CHEMICALS-SPECIALTY (1.15%)
 Ashland                                            1,600                 64,416
 Cabot                                                900                 30,150
 Eastman Chemical                                   1,100                 37,741
 Millennium Chemicals                                 900                  8,577
                                                                         140,884
COAL (0.37%)
 Massey Energy                                      2,200                 45,100
COATINGS & PAINT (0.32%)
 Sherwin-Williams                                   1,600                 38,976
COMMERCIAL BANKS (2.32%)
 Amsouth Bancorp                                    4,400                 76,076
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                     $
 Regions Financial                                  2,750                 74,002
 SouthTrust                                         3,600                 81,576
 UnionBanCal                                        1,550                 51,755
                                                                         283,409
COMPUTER SERVICES (0.57%)
 Electronic Data Systems                            1,075                 69,198
COMPUTERS (1.23%)
 Hewlett-Packard                                    7,300                122,859
 International Business Machines                      250                 27,017
                                                                         149,876
COMPUTERS-MEMORY DEVICES (0.28%)
 Quantum /1/                                        4,000                 33,720
CONSUMER PRODUCTS-MISCELLANEOUS (0.59%)
 Fortune Brands                                     1,950                 71,858
CONTAINERS-METAL & GLASS (0.10%)
 Owens-Illinois /1/                                 2,000                 12,200
CONTAINERS-PAPER & PLASTIC (0.75%)
 Smurfit-Stone Container /1/                        4,100                 60,721
 Sonoco Products                                    1,300                 30,511
                                                                          91,232
COSMETICS & TOILETRIES (0.48%)
 Procter & Gamble                                     800                 59,024
DISTRIBUTION/WHOLESALE (0.77%)
 Genuine Parts                                      2,100                 68,250
 Ingram Micro                                       2,000                 25,600
                                                                          93,850
DIVERSIFIED FINANCIAL SERVICES (3.20%)
 Citigroup                                          8,600                391,472
DIVERSIFIED MANUFACTURING OPERATIONS (1.38%)
 Cooper Industries                                  1,000                 38,700
 Eaton                                                700                 45,808
 FMC                                                  800                 37,968
 ITT Industries                                       700                 33,663
 National Service Industries                          700                 12,418
                                                                         168,557
ELECTRIC-INTEGRATED (4.51%)
 Ameren                                             1,700                 68,170
 American Electric Power                            2,250                 94,275
 Cinergy                                            2,100                 63,378
 CMS Energy                                         1,050                 22,585
 Consolidated Edison                                1,875                 74,044
 FirstEnergy                                        2,000                 68,920
 PG&E                                               1,500                 27,090
 Potomac Electric Power                             2,100                 44,961
 Western Resources                                  1,500                 24,570
 XCEL Energy                                        2,250                 63,630
                                                                         551,623
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.34%)
 Solectron /1/                                      3,400                 41,820
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC CONNECTORS (0.19%)
                                                                     $
 Thomas & Betts                                     1,300                 23,608
ELECTRONIC PARTS DISTRIBUTION (0.79%)
 Arrow Electronics                                  2,000                 48,900
 Avnet                                              2,300                 47,449
                                                                          96,349
ENGINES-INTERNAL COMBUSTION (0.09%)
 Briggs & Stratton                                    300                 11,268
FINANCE-CREDIT CARD (0.12%)
 American Express                                     500                 14,715
FINANCE-INVESTMENT BANKER & BROKER (1.45%)
 Lehman Brothers Holdings                           1,500                 93,690
 Merrill Lynch                                        900                 39,339
 Morgan Stanley Dean Witter                           900                 44,028
                                                                         177,057
FINANCE-MORTGAGE LOAN/BANKER (2.99%)
 Countrywide Credit Industries                      1,600                 63,888
 Federal Home Loan Mortgage                         1,200                 81,384
 Federal National Mortgage Association              2,725                220,616
                                                                         365,888
FINANCIAL GUARANTEE INSURANCE (1.23%)
 MBIA                                               1,700                 78,302
 MGIC Investment                                    1,400                 72,436
                                                                         150,738
FOOD (0.64%)
 Archer-Daniels-Midland                             5,625                 78,356
FOOD-MEAT PRODUCTS (0.35%)
 Hormel Foods                                       1,800                 43,200
FOOD-MISCELLANEOUS/DIVERSIFIED (2.38%)
 Conagra Foods                                      3,700                 84,730
 H.J. Heinz                                         1,900                 80,636
 Kellogg                                            1,500                 45,750
 Sara Lee                                           3,600                 80,244
                                                                         291,360
FOOD-RETAIL (0.26%)
 Kroger                                             1,300                 31,798
FOOD-WHOLESALE/DISTRIBUTION (0.52%)
 Supervalu                                          3,000                 64,020
HOME DECORATION PRODUCTS (0.32%)
 Newell Rubbermaid                                  1,400                 38,696
HOME FURNISHINGS (0.53%)
 Leggett & Platt                                    3,000                 65,010
INDUSTRIAL GASES (0.27%)
 Praxair                                              700                 33,026
INSTRUMENTS-CONTROLS (0.54%)
 Parker Hannifin                                    1,850                 66,415
INSURANCE BROKERS (0.50%)
 AON                                                1,600                 60,864
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LIFE & HEALTH INSURANCE (1.01%)
                                                                     $
 Cigna                                              1,075                 78,367
 Torchmark                                          1,225                 45,362
                                                                         123,729
MEDICAL PRODUCTS (0.38%)
 Becton Dickinson                                   1,000                 35,800
 Johnson & Johnson                                    175                 10,134
                                                                          45,934
MEDICAL-DRUGS (1.36%)
 Abbott Laboratories                                  800                 42,384
 Merck                                              1,250                 79,762
 Schering-Plough                                    1,175                 43,687
                                                                         165,833
MEDICAL-HMO (1.01%)
 Health Net /1/                                     3,000                 65,850
 Humana                                             5,000                 57,750
                                                                         123,600
MONEY CENTER BANKS (5.29%)
 Bank of America                                    4,900                289,051
 JP Morgan Chase                                    5,900                208,624
 Wachovia                                           5,200                148,720
                                                                         646,395
MULTI-LINE INSURANCE (2.81%)
 Allstate                                           2,800                 87,864
 American International Group                         389                 30,575
 MetLife                                            2,950                 79,355
 Old Republic International                         2,800                 71,036
 St. Paul                                           1,625                 74,588
                                                                         343,418
MULTIMEDIA (0.33%)
 Viacom /1/                                           300                 10,953
 Walt Disney                                        1,600                 29,744
                                                                          40,697
OIL COMPANY-INTEGRATED (7.98%)
 Amerada Hess                                         700                 41,125
 ChevronTexaco                                      2,278                201,717
 Conoco                                             1,650                 42,405
 Exxon Mobil                                       14,100                556,245
 Occidental Petroleum                               1,400                 35,448
 Phillips Petroleum                                 1,800                 97,938
                                                                         974,878
OIL REFINING & MARKETING (0.80%)
 Sunoco                                             1,400                 52,402
 Ultramar Diamond Shamrock                            900                 45,045
                                                                          97,447
PAPER & RELATED PRODUCTS (2.46%)
 Boise Cascade                                      1,300                 37,128
 Georgia-Pacific                                    2,050                 56,908
 International Paper                                2,700                 96,660
 Louisiana-Pacific                                  1,800                 12,960
 Mead                                               1,800                 48,312
 Westvaco                                           2,000                 49,100
                                                                         301,068
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
POULTRY (0.47%)
                                                                     $
 Tyson Foods                                        5,835                 57,125
POWER CONVERTER & SUPPLY EQUIPMENT (0.22%)
 Hubbell                                            1,000                 27,320
PRINTING-COMMERCIAL (0.46%)
 R.R. Donnelley & Sons                              2,200                 56,100
PROPERTY & CASUALTY INSURANCE (1.10%)
 Chubb                                              1,150                 78,545
 XL Capital                                           650                 56,459
                                                                         135,004
REGIONAL BANKS (8.29%)
 Bank One                                           4,600                152,674
 Comerica                                             600                 27,654
 FleetBoston Financial                              3,987                131,013
 Huntington Bancshares                              1,900                 29,317
 Keycorp                                            3,650                 77,599
 National City                                      3,450                 91,080
 Suntrust Banks                                     1,500                 89,790
 Union Planters                                     1,775                 71,887
 US Bancorp                                         7,797                138,631
 Wells Fargo                                        5,150                203,425
                                                                       1,013,070
RETAIL-DISCOUNT (0.47%)
 TJX                                                1,700                 57,460
RETAIL-MAJOR DEPARTMENT STORE (1.19%)
 May Department Stores                              1,900                 59,755
 Sears, Roebuck                                     2,200                 85,294
                                                                         145,049
RETAIL-REGIONAL DEPARTMENT STORE (0.60%)
 Federated Department Stores /1/                    2,300                 73,577
RETAIL-RESTAURANTS (0.55%)
 McDonald's                                           250                  6,518
 Wendy's International                              2,300                 60,490
                                                                          67,008
RUBBER-TIRES (0.29%)
 Goodyear Tire & Rubber                             1,900                 35,397
SAVINGS & LOANS/THRIFTS (1.92%)
 Charter One Financial                              1,942                 52,919
 Golden West Financial                              1,400                 68,040
 Washington Mutual                                  3,787                114,330
                                                                         235,289
TELECOMMUNICATION EQUIPMENT (0.73%)
 Nortel Networks                                    4,600                 26,726
 Tellabs /1/                                        4,600                 62,790
                                                                          89,516
TELEPHONE-INTEGRATED (7.95%)
 AT&T                                               2,800                 42,700
 BellSouth                                          4,100                151,700
 SBC Communications                                 6,000                228,660
 Sprint                                             2,000                 40,000
 Verizon Communications                             7,500                373,575
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
                                                                     $
 WorldCom /1/                                      10,000                134,500
                                                                         971,135
TOBACCO (1.67%)
 Philip Morris                                      4,350                203,580
TOOLS-HAND HELD (0.84%)
 Black & Decker                                     1,800                 59,562
 Snap-On                                            1,600                 42,816
                                                                         102,378
TRANSPORT-RAIL (1.65%)
 Burlington Northern Santa Fe                       3,150                 84,640
 Norfolk Southern                                   2,700                 45,225
 Union Pacific                                      1,375                 71,514
                                                                         201,379
                                     TOTAL COMMON STOCKS              11,404,593
                                                                     -----------

                    TOTAL PORTFOLIO INVESTMENTS (93.31%)              11,404,593
CASH,RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (6.69%)                                                                 817,741
                              TOTAL NET ASSETS (100.00%)             $12,222,334
                                                                     -------------




                                      104

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (98.71%)
AEROSPACE & DEFENSE EQUIPMENT (0.36%)
                                                                       $
 Alliant Techsystems /1/                                750                 65,445
APPAREL MANUFACTURERS (0.48%)
 Coach /1/                                            3,070                 85,653
APPLICATIONS SOFTWARE (1.15%)
 Peregrine Systems /1/                                9,800                141,512
 Quest Software /1/                                   4,440                 65,712
                                                                           207,224
AUDIO & VIDEO PRODUCTS (2.52%)
 Polycom /1/                                         15,110                452,998
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.50%)
 TRW                                                  2,670                 90,219
BEVERAGES-NON-ALCOHOLIC (0.63%)
 Pepsi Bottling Group                                 2,440                113,411
CABLE TV (1.00%)
 Cablevision Systems /1/                              5,220                178,785
CASINO SERVICES (1.01%)
 International Game Technology                        3,560                181,738
CELLULAR TELECOMMUNICATIONS (0.34%)
 Western Wireless /1/                                 2,120                 61,840
CHEMICALS-SPECIALTY (0.75%)
 Cabot Microelectronics /1/                           2,020                133,886
COMMERCIAL BANKS (0.61%)
 Commerce Bancorp.                                    1,490                108,770
COMMERCIAL SERVICES (0.91%)
 Corporate Executive Board /1/                        2,690                 82,233
 Plexus /1/                                           3,210                 80,250
                                                                           162,483
COMPUTER SERVICES (2.13%)
 Affiliated Computer Services /1/                       710                 62,515
 Bisys Group /1/                                      2,190                113,924
 Sungard Data Systems /1/                             8,190                206,388
                                                                           382,827
COMPUTERS-INTEGRATED SYSTEMS (2.16%)
 Brocade Communications System /1/                   11,330                278,151
 Mercury Computer Systems /1/                         2,330                109,883
                                                                           388,034
CONTAINERS-PAPER & PLASTIC (0.62%)
 Sealed Air /1/                                       2,790                111,712
DATA PROCESSING & MANAGEMENT (1.86%)
 Fiserv /1/                                           5,240                194,876
 SEI Investments                                      4,520                138,990
                                                                           333,866
DECISION SUPPORT SOFTWARE (0.54%)
 NETIQ /1/                                            3,440                 96,836
DENTAL SUPPLIES & EQUIPMENT (0.89%)
 Dentsply International                               3,570                160,614
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIAGNOSTIC EQUIPMENT (0.81%)
                                                                       $
 Cytyc /1/                                            5,550                145,521
DIVERSIFIED MANUFACTURING OPERATIONS (1.08%)
 ITT Industries                                         940                 45,205
 SPX                                                  1,500                149,400
                                                                           194,605
DRUG DELIVERY SYSTEMS (0.85%)
 Andrx Group /1/                                      2,360                153,235
E-COMMERCE/PRODUCTS (0.59%)
 Amazon.Com /1/                                      15,200                106,096
E-COMMERCE/SERVICES (1.20%)
 TMP Worldwide /1/                                    7,230                215,816
EDUCATIONAL SOFTWARE (0.77%)
 SmartForce /1/                                       8,400                138,264
ELECTRIC-INTEGRATED (0.47%)
 PG&E                                                 4,650                 83,979
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.50%)
 Celestica /1/                                        3,760                129,043
 Sanmina /1/                                          9,250                140,045
                                                                           269,088
ELECTRONIC COMPONENTS-SEMICONDUCTOR (7.39%)
 Altera /1/                                          10,160                205,232
 ARM Holdings /1/                                     4,410                 67,914
 Broadcom /1/                                         9,270                318,981
 Intersil Holding /1/                                 8,280                271,170
 Microsemi                                            2,800                 98,000
 Nvidia /1/                                           5,270                225,872
 QLogic /1/                                           3,550                139,692
                                                                         1,326,861
ELECTRONICS-MILITARY (1.31%)
 L-3 Communications Holdings /1/                      2,700                234,549
ENTERPRISE SOFTWARE/SERVICE (1.06%)
 Micromuse /1/                                        9,680                 89,540
 Peoplesoft /1/                                       3,400                101,218
                                                                           190,758
ENTERTAINMENT SOFTWARE (1.20%)
 Electronic Arts /1/                                  4,180                215,103
FIDUCIARY BANKS (0.70%)
 Investors Financial Services                         2,360                124,844
FINANCE-CONSUMER LOANS (1.50%)
 USA Education                                        3,310                269,964
FINANCE-INVESTMENT BANKER & BROKER (2.29%)
 Bear Stearns                                         3,700                199,800
 Instinet Group /1/                                  11,260                108,096
 Legg Mason                                           2,440                102,748
                                                                           410,644
FOOD-DAIRY PRODUCTS (0.71%)
 Suiza Foods /1/                                      2,170                127,965
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-MISCELLANEOUS/DIVERSIFIED (0.43%)
                                                                       $
 McCormick                                            1,780                 77,893
FOOD-RETAIL (0.41%)
 Whole Foods Market /1/                               2,100                 72,975
HEALTH CARE COST CONTAINMENT (0.77%)
 First Health Group /1/                               5,140                138,780
INDUSTRIAL GASES (0.77%)
 Air Products & Chemicals                             3,460                138,538
INSTRUMENTS-SCIENTIFIC (0.91%)
 Waters /1/                                           4,580                162,544
INTERNET SECURITY (4.00%)
 Internet Security Systems /1/                        7,280                192,556
 RSA Security /1/                                    12,260                147,610
 VeriSign /1/                                         9,750                377,423
                                                                           717,589
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.42%)
 Neuberger Berman                                     2,155                 75,166
MEDICAL INSTRUMENTS (3.74%)
 Biomet                                               4,800                146,400
 Guidant                                              7,160                297,212
 St. Jude Medical                                     3,200                227,200
                                                                           670,812
MEDICAL LABORATORY & TESTING SERVICE (2.51%)
 Laboratory Corp. of America Holdings /1/             3,550                306,010
 Quest Diagnostics /1/                                2,220                145,144
                                                                           451,154
MEDICAL PRODUCTS (2.72%)
 Henry Schein /1/                                     3,440                116,100
 Varian Medical Systems                               3,260                218,746
 Zimmer Holdings                                      4,970                153,623
                                                                           488,469
MEDICAL-BIOMEDICAL/GENE (5.66%)
 Affymetrix                                           4,500                135,225
 Chiron /1/                                           1,990                107,102
 Genzyme /1/                                          4,560                246,012
 Idec Pharmaceuticals /1/                             5,600                335,776
 Millennium Pharmaceuticals /1/                       7,560                192,477
                                                                         1,016,592
MEDICAL-DRUGS (4.02%)
 Cephalon /1/                                         2,850                179,692
 King Pharmaceuticals /1/                             7,730                301,393
 OSI Pharmaceuticals /1/                              3,060                139,781
 Shire Pharmaceuticals                                2,270                101,469
                                                                           722,335
MEDICAL-HMO (0.77%)
 Anthem                                               3,310                138,623
MEDICAL-HOSPITALS (0.77%)
 Universal Health Services                            3,400                137,326
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.77%)
 AmerisourceBergen                                    2,170                137,925
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MOTION PICTURES & SERVICES (0.45%)
                                                                       $
 Macrovision /1/                                      3,300                 81,213
NETWORKING PRODUCTS (1.91%)
 Extreme Networks /1/                                18,500                216,265
 Juniper Networks /1/                                 5,700                127,053
                                                                           343,318
OIL & GAS DRILLING (0.44%)
 Nabors Industries /1/                                2,590                 79,617
OIL COMPANY-EXPLORATION & PRODUCTION (2.05%)
 Devon Energy                                         1,540                 58,982
 Kerr-McGee                                           2,430                139,968
 Murphy Oil                                           2,130                169,335
                                                                           368,285
OIL FIELD MACHINERY & EQUIPMENT (0.24%)
 Weatherford International /1/                        1,240                 42,445
OIL-FIELD SERVICES (0.34%)
 BJ Services /1/                                      2,380                 60,904
PHARMACY SERVICES (1.04%)
 AdvancePCS /1/                                       1,360                 82,647
 Express Scripts /1/                                  2,560                104,807
                                                                           187,454
PIPELINES (0.43%)
 Northern Border Partners                             2,000                 77,200
RADIO (0.57%)
 Westwood One                                         4,290                102,059
RETAIL-APPAREL & SHOE (0.61%)
 American Eagle Outfitters /1/                        3,970                108,778
RETAIL-BEDDING (1.17%)
 Bed Bath & Beyond /1/                                8,370                209,752
RETAIL-BOOKSTORE (1.13%)
 Barnes & Noble /1/                                   5,500                202,125
RETAIL-COMPUTER EQUIPMENT (2.00%)
 CDW Computer Centers /1/                             5,180                238,539
 Electronics Boutique Holdings /1/                    3,900                121,095
                                                                           359,634
RETAIL-CONSUMER ELECTRONICS (1.70%)
 Best Buy /1/                                         5,560                305,244
RETAIL-DISCOUNT (1.67%)
 BJ's Wholesale Club /1/                              1,820                 92,401
 TJX                                                  6,130                207,194
                                                                           299,595
RETAIL-RESTAURANTS (0.68%)
 Starbucks /1/                                        7,150                122,408
SCHOOLS (0.95%)
 Apollo Group /1/                                     3,350                136,177
 University of Phoenix Online /1/                     1,300                 34,190
                                                                           170,367
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.44%)
 Elantec Semiconductor /1/                            3,120                101,993
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (CONTINUED)
                                                                       $
 Globespan /1/                                       13,060                156,197
                                                                           258,190
SEMICONDUCTOR EQUIPMENT (2.10%)
 Kla-Tencor /1/                                       4,640                189,590
 Teradyne /1/                                         8,090                186,475
                                                                           376,065
TELECOM EQUIPMENT FIBER OPTICS (1.99%)
 Finisar /1/                                         19,380                151,552
 Harmonic /1/                                        25,520                205,946
                                                                           357,498
TELECOMMUNICATION EQUIPMENT (0.72%)
 Scientific-Atlanta                                   6,160                128,559
TELEVISION (0.75%)
 Univision Communications /1/                         5,380                134,500
THERAPEUTICS (1.19%)
 CV Therapeutics /1/                                  2,470                 97,417
 Gilead Sciences /1/                                  1,840                115,736
                                                                           213,153
WEB PORTALS (1.16%)
 Earthlink /1/                                        5,160                 75,594
 Overture Services                                    5,000                131,750
                                                                           207,344
WIRELESS EQUIPMENT (1.42%)
 Powerwave Technologies /1/                           5,420                 82,926
 RF Micro Devices /1/                                 8,390                171,492
                                                                           254,418
                                       TOTAL COMMON STOCKS              17,720,479
                                                                       -----------

                      TOTAL PORTFOLIO INVESTMENTS (98.71%)              17,720,479
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (1.29%)                                                                   232,251
                                TOTAL NET ASSETS (100.00%)             $17,952,730
                                                                       -------------



/1 /Non-income producing security.

                                      107

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                 PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.

                                OCTOBER 31, 2001

                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (89.96%)
AEROSPACE & DEFENSE (0.60%)
                                                                    $
 Titan /1/                                         1,380                36,059
APPAREL MANUFACTURERS (0.54%)
 Coach /1/                                         1,170                32,643
APPLICATIONS SOFTWARE (1.04%)
 Quest Software /1/                                4,200                62,160
AUDIO & VIDEO PRODUCTS (0.47%)
 Polycom /1/                                         942                28,229
CABLE TV (0.58%)
 Insight Communications /1/                        1,710                35,055
CELLULAR TELECOMMUNICATIONS (3.55%)
 AirGate PCS /1/                                   2,250               115,785
 Alamosa Holdings /1/                              3,620                50,970
 Triton PCS Holdings /1/                           1,430                46,017
                                                                       212,772
CIRCUIT BOARDS (0.49%)
 Pemstar /1/                                       2,350                29,375
COMMERCIAL SERVICES (3.38%)
 Corporate Executive Board /1/                     5,150               157,435
 Plexus /1/                                        1,820                45,500
                                                                       202,935
COMMUNICATIONS SOFTWARE (0.53%)
 Seachange International /1/                       1,290                31,734
COMPUTERS-INTEGRATED SYSTEMS (1.78%)
 McData /1/                                        4,460                65,607
 Mercury Computer Systems /1/                        870                41,029
                                                                       106,636
COMPUTERS-OTHER (1.07%)
 Concurrent Computer /1/                           5,450                63,983
CONSULTING SERVICES (0.81%)
 FTI Consulting                                    1,630                48,330
DATA PROCESSING & MANAGEMENT (1.27%)
 eFunds /1/                                        4,910                76,105
DECISION SUPPORT SOFTWARE (1.42%)
 NETIQ /1/                                         3,030                85,295
DENTAL SUPPLIES & EQUIPMENT (0.37%)
 Align Technology /1/                              5,140                22,410
EDUCATIONAL SOFTWARE (0.62%)
 SmartForce /1/                                    2,270                37,364
ELECTRONIC COMPONENTS-SEMICONDUCTOR (9.11%)
 Alpha Industries                                  4,050                94,284
 ARM Holdings                                      4,890                75,306
 AstroPower /1/                                    1,790                68,933
 Cree /1/                                          4,370                78,441
 Intersil Holding /1/                              3,080               100,870
 Sage /1/                                          1,460                37,230
 Virata /1/                                        3,490                41,810
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                    $
 Zoran /1/                                         1,950                49,316
                                                                       546,190
ENTERPRISE SOFTWARE/SERVICE (0.86%)
 Advent Software /1/                               1,330                51,298
ENTERTAINMENT SOFTWARE (0.78%)
 THQ                                                 940                46,812
FIDUCIARY BANKS (2.07%)
 Investors Financial Services                      2,350               124,315
FINANCE-AUTO LOANS (0.66%)
 AmeriCredit /1/                                   2,550                39,525
FOOD-RETAIL (1.74%)
 Whole Foods Market /1/                            3,000               104,250
FOOD-WHOLESALE/DISTRIBUTION (1.20%)
 United Natural Foods /1/                          3,490                72,243
HUMAN RESOURCES (1.86%)
 Administaff /1/                                   2,170                48,803
 Exult                                             4,500                63,000
                                                                       111,803
INSTRUMENTS-CONTROLS (1.00%)
 Photon Dynamics /1/                               2,260                59,890
INSTRUMENTS-SCIENTIFIC (0.77%)
 FEI /1/                                           1,710                46,136
INTERNET APPLICATION SOFTWARE (0.66%)
 WebEx Communications /1/                          1,290                39,732
INTERNET FINANCIAL SERVICES (0.53%)
 IndyMac Bancorp                                     960                24,653
 NextCard /1/                                      8,070                 7,021
                                                                        31,674
INTERNET INFRASTRUCTURE SOFTWARE (1.22%)
 Retek /1/                                         3,140                63,805
 Support.com /1/                                   3,440                 9,288
                                                                        73,093
INTERNET SECURITY (1.18%)
 Internet Security Systems /1/                     1,370                36,237
 SonicWall /1/                                     2,440                34,648
                                                                        70,885
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.70%)
 Affiliated Managers Group /1/                     1,650               101,805
MACHINERY-DIVERSIFIED (0.75%)
 Brooks Automation /1/                             1,390                44,869
MEDICAL INFORMATION SYSTEM (3.43%)
 Cerner /1/                                        2,270               122,012
 Eclipsys /1/                                      6,700                83,683
                                                                       205,695
MEDICAL INSTRUMENTS (1.92%)
 Bruker Daltonics /1/                                670                15,410
 Thoratec                                          2,340                45,630
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (CONTINUED)
                                                                    $
 Ventana Medical Systems /1/                       2,560                54,246
                                                                       115,286
MEDICAL-BIOMEDICAL/GENE (7.97%)
 Arena Pharmaceuticals /1/                         7,600                85,880
 Diversa /1/                                       2,630                30,561
 Icos /1/                                          1,410                81,427
 Idec Pharmaceuticals /1/                            670                40,173
 InterMune /1/                                     1,250                54,588
 Invitrogen /1/                                    1,680               103,051
 Paradigm Genetics                                 3,980                22,845
 Regeneron Pharmaceutical /1/                      2,690                59,449
                                                                       477,974
MEDICAL-DRUGS (6.82%)
 Celgene /1/                                       5,610               184,681
 Cephalon /1/                                        670                42,244
 First Horizon Pharmaceutical /1/                  3,630                95,650
 Medimmune /1/                                       660                25,898
 SICOR /1/                                         3,230                60,563
                                                                       409,036
MEDICAL-HOSPITALS (0.63%)
 Province Healthcare /1/                           1,370                37,744
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.18%)
 Cross Country                                       520                10,603
MOTION PICTURES & SERVICES (0.14%)
 Macrovision /1/                                     340                 8,367
NETWORKING PRODUCTS (0.82%)
 Network Appliance /1/                             3,690                49,077
OPTICAL RECOGNITION EQUIPMENT (1.22%)
 Optimal Robotics /1/                              2,480                73,110
PHARMACEUTICALS (0.86%)
 Cima Labs /1/                                       950                51,348
PHARMACY SERVICES (1.31%)
 Accredo Health /1/                                2,310                78,817
PHYSICIAN PRACTICE MANAGEMENT (1.20%)
 Pediatrix Medical Group /1/                       2,470                71,729
PROPERTY & CASUALTY INSURANCE (0.83%)
 Fidelity National Financial                       1,130                26,001
 First American                                    1,420                23,643
                                                                        49,644
RADIO (0.35%)
 Radio One /1/                                     1,820                21,021
RESEARCH & DEVELOPMENT (0.27%)
 Pharmaceutical Product Development /1/              600                16,002
RETAIL-COMPUTER EQUIPMENT (0.50%)
 Electronics Boutique Holdings                       970                30,119
RETAIL-MAIL ORDER (0.70%)
 Williams-Sonoma /1/                               1,610                41,699
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (2.35%)
                                                                    $
 Cheesecake Factory /1/                            1,400                39,480
 P.F. Chang's China Bistro /1/                     2,120                84,016
 Panera Bread /1/                                    430                17,694
                                                                       141,190
RETAIL-VIDEO RENTAL (0.36%)
 Hollywood Entertainment /1/                       1,330                21,400
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.52%)
 Genesis Microchip                                   670                30,961
 Globespan /1/                                     2,870                34,325
 O2Micro International                             1,780                25,614
                                                                        90,900
SEMICONDUCTOR EQUIPMENT (0.21%)
 PRI Automation /1/                                  780                12,823
TELECOM EQUIPMENT FIBER OPTICS (0.97%)
 Harmonic /1/                                      7,230                58,346
TELECOMMUNICATION EQUIPMENT (2.81%)
 UTStarcom /1/                                     7,170               168,352
TELECOMMUNICATION SERVICES (1.75%)
 Intrado                                           3,870               105,070
TELECOMMUNICATIONS (0.80%)
 Ubiquitel /1/                                     5,220                47,763
TELEPHONE-INTEGRATED (0.40%)
 Allegiance Telecom                                3,370                24,197
THERAPEUTICS (3.43%)
 Cell Therapeutics /1/                             2,310                69,369
 COR Therapeutics /1/                              2,220                50,017
 Medarex                                           4,200                86,520
                                                                       205,906
WIRELESS EQUIPMENT (1.60%)
 RF Micro Devices /1/                              4,690                95,864
                                    TOTAL COMMON STOCKS              5,394,687
                                                                    ----------

                   TOTAL PORTFOLIO INVESTMENTS (89.96%)              5,394,687
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (10.04%)                                                              602,394
                             TOTAL NET ASSETS (100.00%)             $5,997,081
                                                                    ------------


 See accompanying notes.

                                      109



                            SCHEDULE OF INVESTMENTS
                        PRINCIPAL REAL ESTATE FUND, INC.

                                OCTOBER 31, 2001


                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (98.37%)
APARTMENT REITS (20.42%)
                                                                         $
 Apartment Investment & Management                     18,500                776,445
 Archstone-Smith Trust                                  9,000                217,800
 AvalonBay Communities                                  7,187                326,290
 BRE Properties                                        18,800                545,200
 Camden Property Trust                                 18,500                643,800
 Charles E. Smith Residential                          11,500                545,675
 Equity Residential Properties Trust                   50,400              1,307,880
 Essex Property Trust                                   6,100                285,785
 United Dominion Realty Trust                          39,600                565,884
                                                                           5,214,759
DIVERSIFIED REITS (4.15%)
 Glenborough Realty Trust                              11,900                206,941
 Lexington Corporate Properties Trust                  11,700                163,800
 Vornado Realty Trust                                  17,600                689,920
                                                                           1,060,661
FACTORY OUTLET REITS (1.93%)
 Chelsea Property Group                                11,000                492,800
HOTEL REITS (1.44%)
 Hospitality Properties Trust                          14,800                367,188
MALL REITS (6.95%)
 CBL & Associates Properties                           17,800                518,336
 Macerich                                              16,800                406,560
 Simon Property Group                                  30,900                849,750
                                                                           1,774,646
MANUFACTURED HOUSING REITS (3.01%)
 Chateau Communities                                    8,536                268,884
 Manufactured Home Communities                          8,100                247,455
 Sun Communities                                        6,700                251,250
                                                                             767,589
MORTGAGE, MIXED USE & MISCELLANEOUS REITS (2.01%)
 Capital Automotive                                    26,540                513,549
OFFICE & INDUSTRIAL REITS (37.01%)
 Alexandria Real Estate Equities                        6,100                245,220
 AMB Property                                          27,000                656,370
 Arden Realty                                          25,900                637,917
 Boston Properties                                      8,100                286,335
 Brandywine Realty Trust                               12,800                252,672
 Cabot Industrial Trust                                 7,700                183,414
 CarrAmerica Realty                                    22,200                628,482
 Centerpoint Properties                                 3,828                178,002
 Duke-Weeks Realty                                      9,500                218,975
 Equity Office Properties Trust                        81,501              2,322,778
 Highwoods Properties                                  21,000                495,600
 Liberty Property Trust                                25,100                672,680
 Mack-Cali Realty                                      27,600                855,600
 Prentiss Properties Trust                             12,500                317,500
 Prologis Trust                                        29,250                582,953
 PS Business Parks                                      3,500                 98,245
 Reckson Associates Realty                             12,018                289,994
 SL Green Realty                                       17,800                530,796
                                                                           9,453,533
SELF STORAGE REITS (7.71%)
 Public Storage                                        42,700              1,404,403
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SELF STORAGE REITS (CONTINUED)
                                                                         $
 Shurgard Storage Centers                               6,000                180,360
 Storage USA                                            9,600                385,440
                                                                           1,970,203
SHOPPING CENTER REITS (13.74%)
 Developers Diversified Realty                         33,100                602,420
 JP Realty                                              8,900                186,900
 Kimco Realty                                          23,400              1,144,026
 New Plan Excel Realty Trust                           18,200                323,596
 Pan Pacific Retail Properties                         24,500                679,875
 Realty Income                                         20,000                572,000
                                                                           3,508,817
                                         TOTAL COMMON STOCKS              25,123,745

                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.95%)
FINANCE-CONSUMER LOANS (0.95%)
 Investment in Joint Trading Account;
  Household Finance                                10,000,000
                                                   $                     $
  2.63%; 11/01/01                                     242,670                242,670
                                      TOTAL COMMERCIAL PAPER                 242,670
                                                                         -----------

                        TOTAL PORTFOLIO INVESTMENTS (99.32%)              25,366,415
CASH , RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (0.68%)                                                                     173,852
                                  TOTAL NET ASSETS (100.00%)             $25,540,267
                                                                         -------------




                                      110

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2001

                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (98.18%)
ADVERTISING AGENCIES (0.35%)
                                                                             $
 Interpublic Group                                         13,748                308,643
ADVERTISING SERVICES (0.25%)
 R.H. Donnelley                                             8,470                223,608
AEROSPACE & DEFENSE (0.30%)
 Esterline Technologies                                     8,890                120,193
 Gencorp                                                   12,000                142,800
                                                                                 262,993
AEROSPACE & DEFENSE EQUIPMENT (0.75%)
 AAR                                                       15,000                114,000
 BE Aerospace /1/                                          41,600                337,792
 Kaman                                                     15,400                208,362
                                                                                 660,154
AGRICULTURAL OPERATIONS (0.17%)
 Hines Horticulture /1/                                    40,037                146,535
AIRLINES (1.23%)
 Airtran Holdings /1/                                      91,625                346,342
 Frontier Airlines /1/                                     19,300                211,142
 Mesa Air Group /1/                                        65,200                348,820
 Midwest Express Holdings /1/                              15,800                175,380
                                                                               1,081,684
APPAREL MANUFACTURERS (0.98%)
 Columbia Sportswear /1/                                    5,750                164,392
 Phillips-Van Heusen                                       17,000                145,180
 Quiksilver /1/                                            13,300                175,161
 Tommy Hilfiger /1/                                        32,814                377,033
                                                                                 861,766
APPLICATIONS SOFTWARE (1.26%)
 Actuate /1/                                               60,556                251,308
 Barra /1/                                                  6,425                297,156
 Embarcadero Technologies                                   6,850                 80,145
 HNC Software /1/                                          18,400                318,320
 Quest Software /1/                                        10,935                161,838
                                                                               1,108,767
ATHLETIC FOOTWEAR (0.15%)
 Reebok International                                       6,500                134,940
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.06%)
 American Axle & Manufacturing    Holdings /1/             15,600                263,640
 Modine Manufacturing                                      23,200                481,400
 Tower Automotive /1/                                      30,300                185,436
                                                                                 930,476
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.71%)
 Insituform Technologies /1/                               32,702                626,570
BUILDING PRODUCTS-AIR & HEATING (0.28%)
 Lennox International                                      27,400                245,778
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.48%)
 Florida Rock Industries                                    6,600                186,120
 Texas Industries                                           7,900                237,790
                                                                                 423,910
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING PRODUCTS-LIGHT FIXTURES (0.17%)
                                                                             $
 LSI Industries                                             6,900                151,800
BUILDING PRODUCTS-WOOD (0.19%)
 Universal Forest Products                                  9,800                166,502
BUILDING-RESIDENTIAL & COMMERCIAL (0.25%)
 Toll Brothers /1/                                          7,000                218,120
BUSINESS TO BUSINESS/E-COMMERCE (0.40%)
 ePlus /1/                                                 42,908                347,555
CABLE TV (0.32%)
 Mediacom Communications /1/                               20,880                280,210
CELLULAR TELECOMMUNICATIONS (0.26%)
 Rural Cellular /1/                                        10,164                230,824
CERAMIC PRODUCTS (0.33%)
 Dal-Tile International /1/                                17,900                290,159
CHEMICALS-DIVERSIFIED (0.44%)
 Olin                                                      26,000                389,480
CHEMICALS-SPECIALTY (0.19%)
 Cytec Industries /1/                                       7,100                169,903
CIRCUIT BOARDS (1.34%)
 Benchmark Electronics /1/                                 36,600                624,030
 DDI /1/                                                   22,475                202,949
 Merix /1/                                                 14,400                243,072
 Pemstar /1/                                                8,563                107,038
                                                                               1,177,089
COAL (0.31%)
 Massey Energy                                             13,100                268,550
COMMERCIAL BANKS (4.71%)
 Area Bancshares                                           15,800                267,020
 Colonial Bancgroup                                        49,500                623,700
 Cullen/Frost Bankers                                       6,650                179,284
 CVB Financial                                             10,100                224,624
 East-West Bancorp                                         19,400                438,246
 First Midwest Bancorp                                      4,200                140,364
 Greater Bay Bancorp                                       29,450                671,165
 R & G Financial                                           13,200                244,596
 Silicon Valley Bancshares                                 16,750                392,620
 Southwest Bancorp. of Texas /1/                            8,800                252,472
 UMB Financial                                              7,940                333,639
 United Bankshares                                         13,500                367,200
                                                                               4,134,930
COMMERCIAL SERVICES (1.78%)
 Central Parking                                           12,600                191,520
 Forrester Research /1/                                    11,375                183,706
 Plexus /1/                                                 5,550                138,750
 Quanta Services /1/                                       32,620                495,824
 TeleTech Holdings /1/                                     39,300                317,544
 Wireless Facilities /1/                                   36,300                239,217
                                                                               1,566,561
COMMUNICATIONS SOFTWARE (0.14%)
 Ulticom /1/                                               12,875                123,600
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER DATA SECURITY (0.14%)
                                                                             $
 BindView Development /1/                                 103,884                118,428
 Rainbow Technologies /1/                                   2,097                  8,409
                                                                                 126,837
COMPUTER SERVICES (0.50%)
 Carreker /1/                                              29,550                117,314
 Ciber /1/                                                 48,059                321,995
                                                                                 439,309
COMPUTERS-INTEGRATED SYSTEMS (1.07%)
 Catapult Communications                                   15,100                342,015
 McData /1/                                                14,950                219,914
 NetScout Systems /1/                                      37,130                194,190
 NetSolve /1/                                              20,301                180,882
                                                                                 937,001
COMPUTERS-MEMORY DEVICES (0.59%)
 Advanced Digital Information /1/                          17,650                263,691
 StorageNetworks /1/                                       51,450                257,764
                                                                                 521,455
COMPUTERS-PERIPHERAL EQUIPMENT (0.71%)
 InFocus /1/                                               32,257                624,496
CONSUMER PRODUCTS-MISCELLANEOUS (0.27%)
 Fossil /1/                                                12,881                233,661
CONTAINERS-METAL & GLASS (0.17%)
 Ball                                                       2,400                147,696
CONTAINERS-PAPER & PLASTIC (0.65%)
 Packaging Corp. of America /1/                            10,950                193,815
 Pactiv /1/                                                23,300                377,460
                                                                                 571,275
DATA PROCESSING & MANAGEMENT (0.64%)
 eFunds /1/                                                36,100                559,550
DECISION SUPPORT SOFTWARE (1.39%)
 Interactive Intelligence /1/                              44,969                197,864
 NETIQ /1/                                                 24,825                698,824
 Pivotal /1/                                               30,600                 92,412
 Precise Software Solutions /1/                            11,950                228,364
                                                                               1,217,464
DISTRIBUTION/WHOLESALE (0.25%)
 SCP Pool /1/                                               9,325                216,713
DIVERSIFIED MANUFACTURING OPERATIONS (0.78%)
 Harsco                                                     6,310                201,604
 National Service Industries                               10,400                184,496
 Pentair                                                    9,400                298,450
                                                                                 684,550
E-COMMERCE/PRODUCTS (0.17%)
 barnesandnoble.com /1/                                   146,697                152,565
E-COMMERCE/SERVICES (0.11%)
 Hotel Reservations Network /1/                             3,150                 97,524
E-MARKETING/INFORMATION (0.18%)
 DoubleClick /1/                                           21,000                154,980
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC PRODUCTS-MISCELLANEOUS (0.14%)
                                                                             $
 Ucar International /1/                                    16,477                119,788
ELECTRIC-INTEGRATED (1.04%)
 Idacorp                                                   14,600                554,800
 Public Service Co. of New Mexico                          14,700                360,150
                                                                                 914,950
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.03%)
 APW /1/                                                   85,696                230,522
 DSP Group /1/                                             11,575                243,075
 Methode Electronics                                       24,500                177,625
 Technitrol                                                10,270                255,518
                                                                                 906,740
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.00%)
 Conexant Systems /1/                                      39,450                400,418
 Cree /1/                                                  13,715                246,184
 MIPS Technologies /1/                                     21,670                202,615
 PLX Technology /1/                                        43,167                334,544
 Transwitch /1/                                            49,400                163,514
 Virata /1/                                                34,475                413,010
                                                                               1,760,285
ELECTRONIC MEASUREMENT INSTRUMENTS (0.22%)
 Flir Systems /1/                                           4,100                189,912
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (0.44%)
 Foster Wheeler                                            25,100                126,755
 Jacobs Engineering Group                                   3,900                255,606
                                                                                 382,361
ENGINES-INTERNAL COMBUSTION (0.22%)
 Cummins Engine                                             6,300                197,253
ENTERPRISE SOFTWARE/SERVICE (0.46%)
 Advent Software /1/                                        3,900                150,423
 Micromuse /1/                                             27,300                252,525
                                                                                 402,948
ENTERTAINMENT SOFTWARE (0.26%)
 3DO /1/                                                   56,730                100,412
 Midway Games /1/                                           8,100                128,952
                                                                                 229,364
FIDUCIARY BANKS (0.36%)
 Investors Financial Services                               5,950                314,755
FINANCE-CREDIT CARD (0.37%)
 Metris                                                    19,800                320,958
FINANCE-INVESTMENT BANKER & BROKER (1.87%)
 Instinet Group /1/                                        27,250                261,600
 Investment Technology Group                                2,800                180,348
 Jefferies Group                                           18,139                601,671
 LaBranche /1/                                             20,850                602,356
                                                                               1,645,975
FINANCIAL GUARANTEE INSURANCE (0.42%)
 Radian Group                                              10,974                371,689
FOOD-DAIRY PRODUCTS (0.39%)
 Suiza Foods /1/                                            5,750                339,078
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-MEAT PRODUCTS (0.96%)
                                                                             $
 Smithfield Foods /1/                                      40,200                846,210
FOOD-MISCELLANEOUS/DIVERSIFIED (0.20%)
 Dole Food                                                  8,800                179,168
FOOD-WHOLESALE/DISTRIBUTION (0.78%)
 Fleming                                                   21,750                524,175
 Spartan Stores /1/                                        12,600                162,918
                                                                                 687,093
FOOTWEAR & RELATED APPAREL (1.29%)
 Maxwell Shoe /1/                                           9,820                139,346
 Skechers U.S.A. /1/                                       18,900                204,498
 Timberland                                                15,100                490,448
 Vans /1/                                                  20,900                300,124
                                                                               1,134,416
GARDEN PRODUCTS (0.26%)
 Toro                                                       5,400                231,660
GAS-DISTRIBUTION (1.71%)
 Energen                                                   11,800                289,100
 Peoples Energy                                            22,500                861,525
 Piedmont Natural Gas                                      10,900                346,620
                                                                               1,497,245
GOLF (0.32%)
 Callaway Golf                                             19,600                280,084
HEALTH CARE COST CONTAINMENT (1.05%)
 Caremark Rx /1/                                           49,050                657,270
 Orthodontic Centers of America /1/                        10,400                262,392
                                                                                 919,662
HUMAN RESOURCES (0.20%)
 Korn/Ferry International /1/                              23,950                172,440
INSTRUMENTS-CONTROLS (0.23%)
 Woodward Governor                                          4,200                198,072
INTERNET APPLICATION SOFTWARE (0.54%)
 Netegrity /1/                                             13,450                157,903
 Netzee /1/                                                13,067                 14,374
 Vignette /1/                                              65,150                304,902
                                                                                 477,179
INTERNET FINANCIAL SERVICES (0.58%)
 eSPEED /1/                                                64,825                346,814
 IndyMac Bancorp                                            6,300                161,784
                                                                                 508,598
INTERNET INFRASTRUCTURE SOFTWARE (0.04%)
 Internet Pictures /1/                                     15,667                 36,034
INTERNET SECURITY (0.50%)
 Internet Security Systems /1/                              7,050                186,473
 SonicWall /1/                                             17,932                254,634
                                                                                 441,107
INTERNET TELEPHONY (0.17%)
 Clarent /1/                                               74,716                149,432
INVESTMENT COMPANIES (0.20%)
 American Capital Strategies                                7,000                173,390
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.63%)
                                                                             $
 Affiliated Managers Group /1/                             12,450                768,165
 BlackRock /1/                                              7,235                312,914
 Waddell & Reed Financial                                  13,600                346,664
                                                                               1,427,743
LASERS-SYSTEMS & COMPONENTS (0.36%)
 Coherent /1/                                               6,000                159,000
 Cymer /1/                                                  7,350                153,615
                                                                                 312,615
LIFE & HEALTH INSURANCE (0.53%)
 Stancorp Financial Group                                  10,500                466,200
LOTTERY SERVICES (0.34%)
 Gtech Holdings /1/                                         7,550                301,245
MACHINERY-CONSTRUCTION & MINING (0.49%)
 JLG Industries                                            43,700                432,630
MACHINERY-FARM (0.12%)
 Lindsay Manufacturing                                      5,700                105,108
MACHINERY-MATERIAL HANDLING (0.15%)
 Nacco Industries                                           2,440                127,612
MEDICAL INSTRUMENTS (1.44%)
 Intuitive Surgical /1/                                    94,073                865,471
 Novoste /1/                                               34,765                401,536
                                                                               1,267,007
MEDICAL PRODUCTS (0.50%)
 Cooper                                                     5,500                264,000
 PolyMedica /1/                                            10,450                172,425
                                                                                 436,425
MEDICAL-BIOMEDICAL/GENE (3.59%)
 Aviron /1/                                                24,000                799,200
 Inhale Therapeutic Systems /1/                            34,601                605,517
 InterMune /1/                                             13,400                585,178
 Regeneron Pharmaceutical /1/                              25,145                555,705
 Texas Biotech /1/                                        105,633                610,559
                                                                               3,156,159
MEDICAL-DRUGS (1.46%)
 Medicis Pharmaceutical /1/                                 3,300                190,377
 OSI Pharmaceuticals /1/                                   12,500                571,000
 SuperGen /1/                                              50,636                518,006
                                                                               1,279,383
MEDICAL-HMO (0.73%)
 Health Net /1/                                            21,122                463,628
 Mid Atlantic Medical Services /1/                          9,500                176,225
                                                                                 639,853
MEDICAL-HOSPITALS (0.52%)
 Province Healthcare /1/                                    6,500                179,075
 Universal Health Services                                  6,800                274,652
                                                                                 453,727
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.08%)
 Cross Country                                              3,268                 66,635
METAL PROCESSORS & FABRICATION (0.61%)
 Precision Castparts                                       12,400                281,976
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL PROCESSORS & FABRICATION (CONTINUED)
                                                                             $
 Quanex                                                     9,900                256,905
                                                                                 538,881
METAL-DIVERSIFIED (0.26%)
 Freeport-McMoran Copper & Gold                            20,300                225,330
MISCELLANEOUS INVESTING (4.40%)
 Annaly Mortgage Management                                17,670                242,962
 Brandywine Realty Trust                                    8,400                165,816
 Capital Automotive                                        10,100                195,435
 Charles E. Smith Residential                               6,800                322,660
 Chelsea Property Group                                     7,300                327,040
 First Industrial Realty Trust                             19,100                525,250
 Gables Residential Trust                                   9,300                250,170
 Highwoods Properties                                       9,900                233,640
 Kilroy Realty                                             24,800                580,568
 Prentiss Properties Trust                                  7,600                193,040
 Reckson Associates Realty                                  5,900                135,700
 Redwood Trust                                              7,300                180,310
 SL Green Realty                                            9,200                274,344
 Storage USA                                                6,000                240,900
                                                                               3,867,835
MOTION PICTURES & SERVICES (0.28%)
 Zomax /1/                                                 47,876                242,253
MULTI-LINE INSURANCE (0.19%)
 American National Insurance                                2,080                170,539
NETWORKING PRODUCTS (1.49%)
 Anixter International /1/                                  6,030                149,544
 Black Box /1/                                              7,100                319,713
 Paradyne Networks /1/                                     86,009                298,451
 Tellium /1/                                               67,200                446,880
 Turnstone Systems /1/                                     29,760                 94,935
                                                                               1,309,523
NON-HOTEL GAMBLING (0.17%)
 Argosy Gaming /1/                                          5,200                150,956
OIL & GAS DRILLING (0.61%)
 Patterson-UTI Energy /1/                                  18,000                324,360
 Pride International                                       16,500                212,190
                                                                                 536,550
OIL COMPANY-EXPLORATION & PRODUCTION (2.80%)
 Denbury Resources /1/                                     36,900                317,340
 Evergreen Resources                                        3,500                139,790
 Forest Oil                                                 6,925                189,745
 Newfield Exploration /1/                                   9,200                320,252
 Noble Affiliates                                           9,600                354,912
 Penn Virginia                                              6,600                254,100
 Stone Energy /1/                                           4,100                162,155
 Swift Energy /1/                                          13,350                315,727
 Tom Brown /1/                                              7,000                163,450
 Vintage Petroleum                                         13,600                237,864
                                                                               2,455,335
OIL FIELD MACHINERY & EQUIPMENT (0.56%)
 Grant Prideco /1/                                         37,115                337,376
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL FIELD MACHINERY & EQUIPMENT (CONTINUED)
                                                                             $
 National-Oilwell /1/                                       8,185                151,586
                                                                                 488,962
OIL REFINING & MARKETING (0.30%)
 Tesoro Petroleum                                          20,000                264,400
OIL-FIELD SERVICES (0.29%)
 Key Energy Services /1/                                   28,900                251,430
PHARMACY SERVICES (0.99%)
 Omnicare                                                  22,150                440,342
 Syncor International /1/                                  14,750                427,750
                                                                                 868,092
PHYSICAL THERAPY & REHABILITATION CENTERS (0.22%)
 RehabCare Group /1/                                        7,600                193,040
PIPELINES (0.29%)
 Equitable Resources                                        7,600                250,116
POWER CONVERTER & SUPPLY EQUIPMENT (1.07%)
 Artesyn Technologies /1/                                  49,650                357,976
 C&D Technologies                                          13,500                279,720
 Capstone Turbine /1/                                      60,125                304,834
                                                                                 942,530
PRECIOUS METALS (0.22%)
 Stillwater Mining /1/                                     12,400                193,316
PRINTING-COMMERCIAL (0.41%)
 Banta                                                     12,400                360,220
PRIVATE CORRECTIONS (0.09%)
 Wackenhut Corrections                                      5,117                 76,755
PROPERTY & CASUALTY INSURANCE (0.69%)
 Fidelity National Financial                               10,120                232,861
 Harleysville Group                                         9,000                216,360
 W.R. Berkley                                               2,990                159,098
                                                                                 608,319
PUBLISHING-BOOKS (0.44%)
 Scholastic /1/                                             8,700                388,890
RADIO (1.00%)
 Emmis Communications /1/                                  14,453                195,838
 Spanish Broadcasting System /1/                           86,600                683,274
                                                                                 879,112
RECREATIONAL CENTERS (0.30%)
 Bally Total Fitness Holding /1/                           14,450                266,747
RENTAL AUTO & EQUIPMENT (0.17%)
 Rent-A-Center /1/                                          5,500                149,875
RESORTS & THEME PARKS (0.34%)
 Six Flags                                                 25,200                297,360
RETAIL-APPAREL & SHOE (2.84%)
 American Eagle Outfitters /1/                             13,350                365,790
 Brown Shoe                                                11,300                124,300
 Childrens Place /1/                                        9,773                232,206
 Christopher & Banks /1/                                    8,400                276,780
 HOT Topic /1/                                             12,795                323,458
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (CONTINUED)
                                                                             $
 Men's Wearhouse /1/                                       11,236                223,259
 Pacific Sunwear of California /1/                         21,397                294,209
 Too /1/                                                   13,113                348,937
 Wet Seal /1/                                              15,150                308,303
                                                                               2,497,242
RETAIL-AUTOMOBILE (0.23%)
 Sonic Automotive /1/                                      12,000                199,440
RETAIL-CONVENIENCE STORE (0.24%)
 Casey's General Stores                                    17,200                214,140
RETAIL-DISCOUNT (0.19%)
 Factory 2-U Stores /1/                                    11,800                166,852
RETAIL-HOME FURNISHINGS (0.16%)
 Cost Plus /1/                                              7,300                141,985
RETAIL-JEWELRY (0.35%)
 Zale /1/                                                  10,835                310,098
RETAIL-MAIL ORDER (0.31%)
 Brookstone /1/                                            26,243                274,239
RETAIL-RESTAURANTS (2.65%)
 CEC Entertainment /1/                                     10,905                422,460
 Jack in the Box /1/                                       19,250                473,550
 O'Charley's                                               21,950                350,980
 Papa John's International /1/                             14,924                415,783
 Rare Hospitality International /1/                        36,330                662,296
                                                                               2,325,069
RETAIL-SPORTING GOODS (0.49%)
 Galyans Trading /1/                                       38,250                428,400
RETAIL-TOY STORE (0.00%)
 Zany Brainy /1/                                           62,005                  1,860
RETIREMENT & AGED CARE (0.36%)
 Sunrise Assisted Living /1/                               10,600                316,834
SAVINGS & LOANS/THRIFTS (1.01%)
 Astoria Financial                                          3,700                192,733
 Downey Financial                                           6,500                228,410
 Flagstar Bancorp.                                          8,750                219,187
 Independence Community Bank                                5,908                143,683
 MAF Bancorp                                                3,778                105,784
                                                                                 889,797
SCHOOLS (0.50%)
 Education Management                                       4,100                141,450
 Sylvan Learning Systems /1/                               13,100                293,440
                                                                                 434,890
SEISMIC DATA COLLECTION (0.08%)
 Veritas DGC /1/                                            4,600                 70,656
SEMICONDUCTOR EQUIPMENT (2.74%)
 ASE Test /1/                                              27,000                222,210
 Entegris /1/                                              28,332                217,873
 Metron Technology /1/                                    141,018                936,360
 Mykrolis                                                  14,300                151,580
 Photronics /1/                                             9,850                244,477
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR EQUIPMENT (CONTINUED)
                                                                             $
 PRI Automation /1/                                        25,673                422,064
 Varian Semiconductor Equipment Associates /1/              7,150                214,786
                                                                               2,409,350
STEEL PIPE & TUBE (0.75%)
 Maverick Tube /1/                                         54,300                657,030
STEEL-PRODUCERS (0.17%)
 Carpenter Technology                                       6,900                150,075
STEEL-SPECIALTY (0.28%)
 Allegheny Technologies                                    16,700                247,160
TELECOM EQUIPMENT FIBER OPTICS (0.68%)
 Avanex /1/                                                27,350                135,656
 Exfo Electro Optical Engineering /1/                      18,900                198,450
 Finisar /1/                                               19,200                150,144
 New Focus /1/                                             38,850                112,665
                                                                                 596,915
TELECOMMUNICATION EQUIPMENT (0.65%)
 Andrew /1/                                                14,400                261,648
 AudioCodes /1/                                            38,800                103,596
 Digital Lightwave /1/                                     26,350                158,890
 NMS Communciations /1/                                    19,128                 44,186
                                                                                 568,320
TELECOMMUNICATION SERVICES (0.81%)
 Inet Technologies /1/                                     69,411                578,194
 ITC Deltacom /1/                                         201,334                130,867
                                                                                 709,061
TELECOMMUNICATIONS (0.34%)
 Newport                                                   18,900                294,651
TELEPHONE-INTEGRATED (1.48%)
 RCN /1/                                                  158,743                500,040
 WorldCom /1/                                              59,655                802,360
                                                                               1,302,400
THERAPEUTICS (2.87%)
 Amylin Pharmaceuticals /1/                                95,400                773,694
 COR Therapeutics /1/                                      19,000                428,070
 Medarex /1/                                               16,100                331,660
 Praecis Pharmaceuticals /1/                              100,380                434,645
 Tularik /1/                                               23,905                549,815
                                                                               2,517,884
TRANSPORT-RAIL (0.24%)
 Kansas City Southern Industries                           16,600                207,500
TRANSPORT-TRUCK (0.41%)
 Heartland Express /1/                                      6,100                143,350
 Yellow                                                    10,000                220,000
                                                                                 363,350
VITAMINS & NUTRITION PRODUCTS (0.22%)
 NBTY /1/                                                  22,900                195,337
WEB HOSTING & DESIGN (0.04%)
 Digex /1/                                                 18,475                 31,038
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRE & CABLE PRODUCTS (0.31%)
                                                                             $
 Belden                                                    13,400                268,134
WIRELESS EQUIPMENT (1.98%)
 American Tower                                            21,900                241,338
 DMC Stratex Networks /1/                                  75,950                413,927
 Powerwave Technologies /1/                                17,900                273,870
 SBA Communications /1/                                    48,800                400,160
 Spectrasite Holdings /1/                                 176,675                406,353
                                                                               1,735,648
                                             TOTAL COMMON STOCKS              86,218,092

                                                       Principal
                                                         Amount                 Value
------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.85%)
DIVERSIFIED FINANCIAL SERVICES (1.40%)
 General Electric Capital                              10,000,000
                                                       $                     $
  2.64%; 11/01/01                                       1,230,000              1,230,000
FINANCE-CONSUMER LOANS (1.45%)
 Investment in Joint Trading Account; Household
  Finance                                              10,000,000
  2.63%; 11/01/01                                       1,273,370              1,273,370
                                          TOTAL COMMERCIAL PAPER               2,503,370
                                                                             -----------

                           TOTAL PORTFOLIO INVESTMENTS (101.03%)              88,721,462
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (-1.03%)                 (900,396)
                                      TOTAL NET ASSETS (100.00%)             $87,821,066
                                                                             --------------



/1 /Non-income producing security.
See accompanying notes.

                                      116



                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL UTILITIES FUND, INC.

                                OCTOBER 31, 2001


                                               Shares
                                                Held                 Value
------------------------------------------------------------------------------------
COMMON STOCKS (87.24%)
CELLULAR TELECOMMUNICATIONS (0.46%)
                                                                   $
 AT&T Wireless Services                          30,394               438,889
COAL (0.28%)
 Peabody Energy /1/                               8,840               265,200
ELECTRIC-GENERATION (3.19%)
 AES                                            108,100             1,497,185
 Orion Power Holdings /1/                        60,750             1,567,957
                                                                    3,065,142
ELECTRIC-INTEGRATED (41.96%)
 Allegheny Energy                                62,400             2,280,720
 Constellation Energy Group                     108,800             2,433,856
 Dominion Resources                              66,500             4,064,480
 DTE Energy                                       8,244               343,692
 Duke Energy                                    115,100             4,420,991
 Entergy                                         85,700             3,329,445
 Exelon                                          60,900             2,562,063
 FPL Group                                       51,100             2,713,410
 GPU                                            100,700             3,992,755
 Montana Power                                   87,200               519,712
 Niagara Mohawk Holdings                        150,300             2,693,376
 NiSource                                       110,025             2,613,094
 NiSource /1/                                    22,469                49,432
 Pinnacle West Capital                           37,800             1,593,270
 PPL                                             63,900             2,182,185
 Public Service Enterprise Group                 23,900               940,704
 Reliant Energy                                  90,600             2,532,270
 TXU                                             23,400             1,072,656
                                                                   40,338,111
ENERGY-ALTERNATE SOURCES (0.96%)
 Aquila                                          35,840               657,664
 Ballard Power Systems /1/                       10,000               268,500
                                                                      926,164
GAS-DISTRIBUTION (2.90%)
 New Jersey Resources                            33,900             1,525,500
 Peoples Energy                                  32,900             1,259,741
                                                                    2,785,241
INDEPENDENT POWER PRODUCER (9.65%)
 Calpine /1/                                    123,900             3,066,525
 NRG Energy /1/                                 124,900             2,206,983
 Reliant Resources /1/                           47,000               735,550
 Utilicorp United                               110,212             3,265,582
                                                                    9,274,640
PIPELINES (12.56%)
 Dynegy                                         106,000             3,805,400
 El Paso                                         71,300             3,497,978
 Enron                                          109,960             1,528,444
 Williams                                       112,400             3,244,988
                                                                   12,076,810
POWER CONVERTER & SUPPLY EQUIPMENT (0.05%)
 Capstone Turbine /1/                             9,600                48,672
TELEPHONE-INTEGRATED (15.23%)
 Alltel                                          36,400             2,079,896
 BellSouth                                       58,800             2,175,600
 Broadwing                                       60,700               562,082
                                               Shares
                                                Held                 Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
                                                                   $
 CenturyTel                                      47,900             1,513,640
 Level 3 Communications /1/                      38,500               132,440
 Qwest Communications International
  /1/                                            81,700             1,058,015
 SBC Communications                              83,000             3,163,130
 Verizon Communications                          79,464             3,958,102
                                                                   14,642,905
                                   TOTAL COMMON STOCKS             83,861,774

                                               Shares
                                                Held                 Value
------------------------------------------------------------------------------------
PREFERRED STOCKS (4.61%)
CABLE TV (1.36%)
 Comcast                                         26,400             1,306,800
FINANCE-OTHER SERVICES (1.72%)
 TCI Pacific Communications                      13,800             1,656,000
INDEPENDENT POWER PRODUCER (1.53%)
 SEI Trust I                                     24,700             1,472,120
                                TOTAL PREFERRED STOCKS              4,434,920

                                             Principal
                                               Amount                Value
------------------------------------------------------------------------------------
BONDS (1.37%)
BROADCASTING SERVICES & PROGRAMMING (1.37%)
 Liberty Media                               10,000,000
                                             $                     $
  4.00%; 11/15/29                             1,850,000             1,313,500
                                           TOTAL BONDS              1,313,500





                                           Principal
                                             Amount                Value
----------------------------------------------------------------------------------
COMMERCIAL PAPER (6.78%)
DIVERSIFIED FINANCIAL SERVICES (2.32%)
 General Electric Capital                  10,000,000
  2.45%; 11/05/01                          $2,230,000            $2,229,393
FINANCE-CONSUMER LOANS (4.46%)
 Investment in Joint Trading
  Account; Household Finance               10,000,000
  2.63%; 11/01/01                          4,286,891             4,286,891
                              TOTAL COMMERCIAL PAPER             6,516,284


               TOTAL PORTFOLIO INVESTMENTS (100.00%)             96,126,478

CASH, RECEIVABLES AND OTHER ASSETS, NET OF
 LIABILITIES (0.00%)                                         3,658
                      TOTAL NET ASSETS (100.00%)             $96,130,136
                                                             -------------


/1 /Non-income producing security.
See accompanying notes.

                                      118




                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999           1998      1997
                           ----       ----       ----           ----      ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $14.50     $15.13     $15.28         $15.11    $14.61
Income from Investment
 Operations:
 Net Investment Income     0.29       0.32       0.40           0.42      0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.13)      0.02       0.34           1.15      1.81
                          -----       ----       ----           ----      ----
 Total From Investment
            Operations    (1.84)      0.34       0.74           1.57      2.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.28)     (0.33)     (0.44)         (0.37)    (0.36)
 Distributions from
  Capital Gains.......    (0.21)     (0.64)     (0.45)         (1.03)    (1.30)
                          -----      -----      -----          -----     -----
   Total Dividends and
         Distributions    (0.49)     (0.97)     (0.89)         (1.40)    (1.66)
                          -----      -----      -----          -----     -----
Net Asset Value, End
 of Period............   $12.17     $14.50     $15.13         $15.28    $15.11
                         ======     ======     ======         ======    ======
Total Return /(a)/ ...   (12.91)%     2.40%      4.85%         11.00%    15.88%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $80,547    $94,763   $112,329       $104,414   $85,436
 Ratio of Expenses to
  Average Net Assets..     1.35%      1.32%      1.28%          1.28%     1.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.14%      2.26%      2.67%          2.86%     2.42%
 Portfolio Turnover
  Rate................    107.5%      54.4%      24.2%          57.0%     27.6%

                           2001       2000       1999           1998      1997
                           ----       ----       ----           ----      ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $14.43     $15.06     $15.22         $15.05    $14.56
Income from Investment
 Operations:
 Net Investment Income     0.19       0.21       0.29           0.31      0.25
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.11)      0.02       0.32           1.14      1.79
                          -----       ----       ----           ----      ----
 Total From Investment
            Operations    (1.92)      0.23       0.61           1.45      2.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.18)     (0.22)     (0.32)         (0.25)    (0.25)
 Distributions from
  Capital Gains.......    (0.21)     (0.64)     (0.45)         (1.03)    (1.30)
                          -----      -----      -----          -----     -----
   Total Dividends and
         Distributions    (0.39)     (0.86)     (0.77)         (1.28)    (1.55)
                          -----      -----      -----          -----     -----
Net Asset Value, End
 of Period............   $12.12     $14.43     $15.06         $15.22    $15.05
                         ======     ======     ======         ======    ======
Total Return /(a)/ ...   (13.53)%     1.61%      4.02%         10.18%    14.96%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,900    $20,680    $23,570        $18,930   $11,885
 Ratio of Expenses to
  Average Net Assets..     2.05%      2.12%      2.02%          2.04%     2.14%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.44%      1.46%      1.93%          2.08%     1.58%
 Portfolio Turnover
  Rate................    107.5%      54.4%      24.2%          57.0%     27.6%

                           2001       2000      1999/(B)/
                           ----       ----      ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..   $14.30     $15.13     $15.94
Income from Investment
 Operations:
 Net Investment Income    (0.11)     (0.03)      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.12)      0.03      (0.81)
                          -----       ----      -----
 Total From Investment
            Operations    (2.23)     (0.00)     (0.74)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.19)     (0.07)
 Distributions from
  Capital Gains.......    (0.21)     (0.64)        --
   ----                   -----      -----
   Total Dividends and
         Distributions    (0.21)     (0.83)     (0.07)
                          -----      -----      -----
Net Asset Value, End
 of Period............   $11.86     $14.30     $15.13
                         ======     ======     ======
Total Return /(a)/ ...   (15.76)%     0.03%     (4.67)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $396       $404       $242
 Ratio of Expenses to
  Average Net Assets..     4.66%      3.52%      2.11%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.18)%     0.03%      1.78%/(d)/
 Portfolio Turnover
  Rate................    107.5%      54.4%      24.2%/(d)/

                           2001       2000       1999           1998      1997
                           ----       ----       ----           ----      ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..   $14.37     $14.99     $15.15         $14.98    $14.52
Income from Investment
 Operations:
 Net Investment Income     0.23       0.24       0.32           0.33      0.29
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.11)      0.03       0.32           1.15      1.76
                          -----       ----       ----           ----      ----
 Total From Investment
            Operations    (1.88)      0.27       0.64           1.48      2.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)     (0.25)     (0.35)         (0.28)    (0.30)
 Distributions from
  Capital Gains.......    (0.21)     (0.64)     (0.45)         (1.03)    (1.29)
                          -----      -----      -----          -----     -----
   Total Dividends and
         Distributions    (0.42)     (0.89)     (0.80)         (1.31)    (1.59)
                          -----      -----      -----          -----     -----
Net Asset Value, End
 of Period............   $12.07     $14.37     $14.99         $15.15    $14.98
                         ======     ======     ======         ======    ======
Total Return..........   (13.27)%     1.92%      4.21%         10.43%    15.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,152    $24,590    $23,972        $19,434    $9,745
 Ratio of Expenses to
  Average Net Assets..     1.76%      1.83%      1.84%          1.88%     1.99%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.73%      1.73%      2.11%          2.22%     1.66%
 Portfolio Turnover
  Rate................    107.5%      54.4%      24.2%          57.0%     27.6%



See accompanying notes.

/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                                      120



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL BLUE CHIP FUND, INC.
------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $24.26      $25.25      $21.71         $20.22     $17.10
Income from Investment
 Operations:
 Net Investment Income     (0.02)       0.04        0.15           0.12       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (6.84)      (0.69)       3.53           3.57       3.58
                           -----       -----        ----           ----       ----
 Total From Investment
            Operations     (6.86)      (0.65)       3.68           3.69       3.79
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.05)      (0.14)         (0.12)     (0.21)
 Distributions from
  Capital Gains.......     (0.33)      (0.29)         --          (2.08)     (0.46)
 Tax Return of Capital
  Distributions /(a)/.     (0.03)         --          --             --         --
  -----
   Total Dividends and
         Distributions     (0.36)      (0.34)      (0.14)         (2.20)     (0.67)
                           -----       -----       -----          -----      -----
Net Asset Value, End
 of Period............    $17.04      $24.26      $25.25         $21.71     $20.22
                          ======      ======      ======         ======     ======
Total Return /(b)/ ...    (28.63)%     (2.60)%     17.00%         19.48%     22.57%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $120,173    $170,462    $184,217       $126,740    $79,985
 Ratio of Expenses to
  Average Net Assets..      1.50%       1.19%       1.26%          1.31%      1.30%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --        1.33%         --             --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.10)%      0.19%       0.63%          0.57%      1.10%
 Portfolio Turnover
  Rate................      74.4%       73.6%       16.4%          0.50%      55.4%

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL BLUE CHIP FUND, INC.
------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $23.89      $25.00      $21.55         $20.14     $17.03
Income from Investment
 Operations:
 Net Investment Income     (0.16)      (0.14)      (0.02)         (0.02)      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (6.72)      (0.67)       3.48           3.53       3.54
                           -----       -----        ----           ----       ----
 Total From Investment
            Operations     (6.88)      (0.81)       3.46           3.51       3.61
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.01)      (0.01)         (0.02)     (0.04)
 Distributions from
  Capital Gains.......     (0.33)      (0.29)         --          (2.08)     (0.46)
 Tax Return of Capital
  Distributions /(a)/.     (0.03)         --          --             --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)      (0.30)      (0.01)         (2.10)     (0.50)
                           -----       -----       -----          -----      -----
Net Asset Value, End
 of Period............    $16.65      $23.89      $25.00         $21.55     $20.14
                          ======      ======      ======         ======     ======
Total Return /(b)/ ...    (29.16)%     (3.30)%     16.09%         18.59%     21.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $38,531     $54,550     $56,493        $34,223    $18,265
 Ratio of Expenses to
  Average Net Assets..      2.21%       1.94%       2.04%          2.02%      2.06%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --        2.05%         --             --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.81)%     (0.56)%     (0.15)%        (0.14)%     0.32%
 Portfolio Turnover
  Rate................      74.4%       73.6%       16.4%          0.50%      55.4%

                            2001        2000       1999/(D)/
                            ----        ----       ----
PRINCIPAL BLUE CHIP FUND, INC.
------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $24.07      $25.17      $25.50
Income from Investment
 Operations:
 Net Investment Income     (0.37)      (0.09)      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (6.75)      (0.72)      (0.30)
                           -----       -----       -----
 Total From Investment
            Operations     (7.12)      (0.81)      (0.33)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......     (0.33)      (0.29)         --
 Tax Return of Capital
  Distributions /(a)/.     (0.03)         --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.36)      (0.29)         --
   ----                    -----       -----
Net Asset Value, End
 of Period............    $16.59      $24.07      $25.17
                          ======      ======      ======
Total Return /(b)/ ...    (29.96)%     (3.27)%     (1.29)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $999      $1,355        $331
 Ratio of Expenses to
  Average Net Assets..      3.26%       1.93%       2.27%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --        2.75%         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.85)%     (0.66)%     (0.72)%/(f)/
 Portfolio Turnover
  Rate................      74.4%       73.6%       16.4%/(f)/

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL BLUE CHIP FUND, INC.
------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $24.05      $25.12      $21.63         $20.16     $17.08
Income from Investment
 Operations:
 Net Investment Income     (0.15)      (0.07)       0.03           0.02       0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (6.72)      (0.69)       3.49           3.57       3.53
                           -----       -----        ----           ----       ----
 Total From Investment
            Operations     (6.87)      (0.76)       3.52           3.59       3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.02)      (0.03)         (0.04)     (0.12)
 Distributions from
  Capital Gains.......     (0.33)      (0.29)         --          (2.08)     (0.46)
 Tax Return of Capital
  Distributions /(a)/.     (0.03)         --          --             --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)      (0.31)      (0.03)         (2.12)     (0.58)
                           -----       -----       -----          -----      -----
Net Asset Value, End
 of Period............    $16.82      $24.05      $25.12         $21.63     $20.16
                          ======      ======      ======         ======     ======
Total Return..........    (28.93)%     (3.07)%     16.31%         19.01%     21.82%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $29,243     $54,313     $50,667        $32,871    $15,502
 Ratio of Expenses to
  Average Net Assets..      1.88%       1.69%       1.81%          1.85%      1.89%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --        1.77%         --             --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.47)%     (0.32)%      0.08%          0.02%      0.45%
 Portfolio Turnover
  Rate................      74.4%       73.6%       16.4%          0.50%      55.4%



See accompanying notes.


/(a) /See "Distributions to Shareholders" in Note 2 of the Financial Statements. /(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver was effective for the year ended October 31, 2000.
/(d) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $25.04      $29.58      $31.07         $29.69     $27.72
Income from Investment
 Operations:
 Net Investment Income      0.20        0.34        0.52           0.50       0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.40)      (2.10)       0.45           3.88       5.80
                           -----       -----        ----           ----       ----
 Total From Investment
            Operations     (3.20)      (1.76)       0.97           4.38       6.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.25)      (0.51)         (0.53)     (0.48)
 Distributions from
  Capital Gains.......     (0.93)      (2.53)      (1.95)         (2.47)     (3.85)
                           -----       -----       -----          -----      -----
   Total Dividends and
         Distributions     (1.23)      (2.78)      (2.46)         (3.00)     (4.33)
                           -----       -----       -----          -----      -----
Net Asset Value, End
 of Period............    $20.61      $25.04      $29.58         $31.07     $29.69
                          ======      ======      ======         ======     ======
Total Return /(a)/ ...    (13.31)%     (6.20)%      3.00%         15.59%     25.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $386,827    $452,251    $573,485       $565,052   $494,444
 Ratio of Expenses to
  Average Net Assets..      0.95%       0.94%       0.75%          0.74%      0.70%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.90%       1.38%       1.73%          1.67%      1.85%
 Portfolio Turnover
  Rate................     126.2%      107.8%       44.5%          23.2%      30.8%

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $24.76      $29.41      $30.90         $29.51     $27.58
Income from Investment
 Operations:
 Net Investment Income      0.03        0.11        0.29           0.26       0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.37)      (2.09)       0.44           3.86       5.77
                           -----       -----        ----           ----       ----
 Total From Investment
            Operations     (3.34)      (1.98)       0.73           4.12       6.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)      (0.14)      (0.27)         (0.26)     (0.22)
 Distributions from
  Capital Gains.......     (0.93)      (2.53)      (1.95)         (2.47)     (3.85)
                           -----       -----       -----          -----      -----
   Total Dividends and
         Distributions     (1.04)      (2.67)      (2.22)         (2.73)     (4.07)
                           -----       -----       -----          -----      -----
Net Asset Value, End
 of Period............    $20.38      $24.76      $29.41         $30.90     $29.51
                          ======      ======      ======         ======     ======
Total Return /(a)/ ...    (13.96)%     (7.03)%      2.24%         14.71%     24.13%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $32,975     $39,017     $53,169        $44,765    $27,240
 Ratio of Expenses to
  Average Net Assets..      1.71%       1.82%       1.52%          1.52%      1.65%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.15%       0.51%       0.96%          0.88%      0.84%
 Portfolio Turnover
  Rate................     126.2%      107.8%       44.5%          23.2%      30.8%

                            2001        2000       1999/(B)/
                            ----        ----       ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $24.46      $29.45      $31.81
Income from Investment
 Operations:
 Net Investment Income     (0.21)      (0.25)       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.38)      (2.10)      (2.37)
                           -----       -----       -----
 Total From Investment
            Operations     (3.59)      (2.35)      (2.36)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.11)         --
 Distributions from
  Capital Gains.......     (0.93)      (2.53)         --
   ----                    -----       -----
   Total Dividends and
         Distributions     (0.93)      (2.64)         --
   ----                    -----       -----
Net Asset Value, End
 of Period............    $19.94      $24.46      $29.45
                          ======      ======      ======
Total Return /(a)/ ...    (15.18)%     (8.43)%     (7.42)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $628        $648        $211
 Ratio of Expenses to
  Average Net Assets..      3.15%       3.56%       2.07%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.29)%     (1.39)%      0.23%/(d)/
 Portfolio Turnover
  Rate................     126.2%      107.8%       44.5%/(d)/

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $24.76      $29.33      $30.80         $29.44     $27.57
Income from Investment
 Operations:
 Net Investment Income      0.06        0.22        0.32           0.28       0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.36)      (2.09)       0.44           3.84       5.74
                           -----       -----        ----           ----       ----
 Total From Investment
            Operations     (3.30)      (1.87)       0.76           4.12       6.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.16)      (0.17)      (0.28)         (0.29)     (0.32)
 Distributions from
  Capital Gains.......     (0.93)      (2.53)      (1.95)         (2.47)     (3.85)
                           -----       -----       -----          -----      -----
   Total Dividends and
         Distributions     (1.09)      (2.70)      (2.23)         (2.76)     (4.17)
                           -----       -----       -----          -----      -----
Net Asset Value, End
 of Period............    $20.37      $24.76      $29.33         $30.80     $29.44
                          ======      ======      ======         ======     ======
Total Return..........    (13.81)%     (6.66)%      2.35%         14.77%     24.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $22,380     $36,434     $43,862        $37,675    $18,326
 Ratio of Expenses to
  Average Net Assets..      1.55%       1.37%       1.43%          1.50%      1.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.31%       0.95%       1.05%          0.88%      0.93%
 Portfolio Turnover
  Rate................     126.2%      107.8%       44.5%          23.2%      30.8%



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $71.22      $65.57      $56.09         $50.43     $39.54
Income from Investment
 Operations:
 Net Investment Income     (0.30)      (0.37)       0.21           0.35       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (21.79)       8.43        9.56           7.14      11.26
                          ------        ----        ----           ----      -----
 Total From Investment
            Operations    (22.09)       8.06        9.77           7.49      11.57
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.29)         (0.34)     (0.31)
 Distributions from
  Capital Gains.......    (22.07)      (2.41)         --          (1.49)     (0.37)
   ----                   ------       -----                      -----      -----
   Total Dividends and
         Distributions    (22.07)      (2.41)      (0.29)         (1.83)     (0.68)
                          ------       -----       -----          -----      -----
Net Asset Value, End
 of Period............    $27.06      $71.22      $65.57         $56.09     $50.43
                          ======      ======      ======         ======     ======
Total Return /(a)/ ...    (41.87)%     12.64%      17.46%         15.17%     29.55%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $291,541    $525,175    $493,117       $395,954   $317,386
 Ratio of Expenses to
  Average Net Assets..      1.30%       1.08%       0.89%          0.95%      1.03%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.71)%     (0.52)%      0.33%          0.66%      0.68%
 Portfolio Turnover
  Rate................      33.4%      121.5%       32.4%          21.9%      16.5%

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $70.41      $65.33      $55.98         $50.36     $39.43
Income from Investment
 Operations:
 Net Investment Income     (0.24)      (0.89)      (0.17)          0.06       0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (21.67)       8.38        9.55           7.14      11.23
                          ------        ----        ----           ----      -----
 Total From Investment
            Operations    (21.91)       7.49        9.38           7.20      11.32
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.03)         (0.09)     (0.02)
 Distributions from
  Capital Gains.......    (22.07)      (2.41)         --          (1.49)     (0.37)
   ----                   ------       -----                      -----      -----
   Total Dividends and
         Distributions    (22.07)      (2.41)      (0.03)         (1.58)     (0.39)
                          ------       -----       -----          -----      -----
Net Asset Value, End
 of Period............    $26.43      $70.41      $65.33         $55.98     $50.36
                          ======      ======      ======         ======     ======
Total Return /(a)/ ...    (42.21)%     11.79%      16.75%         14.58%     28.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $64,111    $110,001     $96,116        $64,809    $42,241
 Ratio of Expenses to
  Average Net Assets..      1.88%       1.85%       1.50%          1.46%      1.48%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.29)%     (1.30)%     (0.28)%         0.15%      0.23%
 Portfolio Turnover
  Rate................      33.4%      121.5%       32.4%          21.9%      16.5%

                            2001        2000       1999/(B)/
                            ----        ----       ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $70.17      $65.34      $67.89
Income from Investment
 Operations:
 Net Investment Income     (0.56)      (0.94)      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (21.56)       8.18       (2.48)
                          ------        ----       -----
 Total From Investment
            Operations    (22.12)       7.24       (2.55)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (22.07)      (2.41)         --
   ----                   ------       -----
   Total Dividends and
         Distributions    (22.07)      (2.41)         --
   ----                   ------       -----
Net Asset Value, End
 of Period............    $25.98      $70.17      $65.34
                          ======      ======      ======
Total Return /(a)/ ...    (42.87)%     11.38%      (3.75)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,355      $2,203        $452
 Ratio of Expenses to
  Average Net Assets..      2.92%       2.30%       1.85%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (2.33)%     (1.78)%     (0.58)%/(d)/
 Portfolio Turnover
  Rate................      33.4%      121.5%       32.4%/(d)/

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $70.38      $65.13      $55.77         $50.16     $39.40
Income from Investment
 Operations:
 Net Investment Income     (0.39)      (0.66)      (0.13)          0.02       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (21.48)       8.32        9.49           7.09      11.16
                          ------        ----        ----           ----      -----
 Total From Investment
            Operations    (21.87)       7.66        9.36           7.11      11.22
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --          (0.01)     (0.09)
 Distributions from
  Capital Gains.......    (22.07)      (2.41)         --          (1.49)     (0.37)
   ----                   ------       -----                      -----      -----
   Total Dividends and
         Distributions    (22.07)      (2.41)         --          (1.50)     (0.46)
   ----                   ------       -----                      -----      -----
Net Asset Value, End
 of Period............    $26.44      $70.38      $65.13         $55.77     $50.16
                          ======      ======      ======         ======     ======
Total Return..........    (42.13)%     12.09%      16.78%         14.46%     28.72%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $29,019     $60,503     $47,193        $30,557    $16,265
 Ratio of Expenses to
  Average Net Assets..      1.78%       1.58%       1.46%          1.59%      1.69%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.19)%     (1.03)%     (0.24)%         0.01%      0.00%
 Portfolio Turnover
  Rate................      33.4%      121.5%       32.4%          21.9%      16.5%



See accompanying notes.

/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001      2000/(C)/
                           ----      ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.59     $10.00
Income from Investment
 Operations:
 Net Investment Income     0.05       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.74)      0.56
                          -----       ----
 Total From Investment
            Operations    (2.69)      0.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)        --
  ----                    -----
   Total Dividends and
         Distributions    (0.05)        --
  ----                    -----
Net Asset Value, End
 of Period............    $7.85     $10.59
                          =====     ======
Total Return /(a)/ ...   (25.46)%     4.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,886     $9,855
 Ratio of Expenses to
  Average Net Assets..     0.90%      0.79%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.44%      1.82%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.59%      0.76%/(e)/
 Portfolio Turnover
  Rate................     39.3%     189.7%/(e)/

                           2001      2000/(C)/
                           ----      ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.56     $10.00
Income from Investment
 Operations:
 Net Investment Income     0.01       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.72)      0.54
                          -----       ----
 Total From Investment
            Operations    (2.71)      0.56
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)        --
  ----                    -----
Net Asset Value, End
 of Period............    $7.84     $10.56
                          =====     ======
Total Return /(a)/ ...   (25.65)%     4.66%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,731     $2,838
 Ratio of Expenses to
  Average Net Assets..     1.25%      1.14%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.87%      2.44%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.23%      0.45%/(e)/
 Portfolio Turnover
  Rate................     39.3%     189.7%/(e)/

                           2001      2000/(C)/
                           ----      ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.57     $10.00
Income from Investment
 Operations:
 Net Investment Income     0.02       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.73)      0.54
                          -----       ----
 Total From Investment
            Operations    (2.71)      0.57
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --
  ----                    -----
   Total Dividends and
         Distributions    (0.03)        --
  ----                    -----
Net Asset Value, End
 of Period............    $7.83     $10.57
                          =====     ======
Total Return /(a)/ ...   (25.70)%     4.76%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,390     $1,304
 Ratio of Expenses to
  Average Net Assets..     1.25%      1.14%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.43%      2.51%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.25%      0.49%/(e)/
 Portfolio Turnover
  Rate................     39.3%     189.7%/(e)/

                           2001      2000/(C)/
                           ----      ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.55     $10.00
Income from Investment
 Operations:
 Net Investment Income     0.01       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.73)      0.54
                          -----       ----
 Total From Investment
            Operations    (2.72)      0.55
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)        --
  ----                    -----
Net Asset Value, End
 of Period............    $7.82     $10.55
                          =====     ======
Total Return..........   (25.79)%     4.56%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,269    $13,399
 Ratio of Expenses to
  Average Net Assets..     1.40%      1.29%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.77%      2.04%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.09%      0.19%/(e)/
 Portfolio Turnover
  Rate................     39.3%     189.7%/(e)/



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(c) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                                      128



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999           1998        1997
                            ----        ----        ----           ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $52.01      $42.12      $39.90         $45.33      $35.75
Income from Investment
 Operations:
 Net Investment Income     (0.02)      (0.16)      (0.06)         (0.07)       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.75)      12.08        2.28          (4.26)      10.80
                           -----       -----        ----          -----       -----
 Total From Investment
            Operations     (3.77)      11.92        2.22          (4.33)      10.87
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --             --       (0.11)
 Distributions from
  Capital Gains.......    (15.16)      (2.03)         --          (1.10)      (1.18)
   ----                   ------       -----                      -----       -----
   Total Dividends and
         Distributions    (15.16)      (2.03)         --          (1.10)      (1.29)
   ----                   ------       -----                      -----       -----
Net Asset Value, End
 of Period............    $33.08      $52.01      $42.12         $39.90      $45.33
                          ======      ======      ======         ======      ======
Total Return /(a)/ ...     (9.14)%     29.21%       5.56%         (9.78)%     31.26%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $319,523    $364,639    $313,984       $332,942    $346,666
 Ratio of Expenses to
  Average Net Assets..      1.16%       1.17%       1.22%          1.22%       1.26%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.20%      (0.36)%     (0.17)%        (0.14)%      0.20%
 Portfolio Turnover
  Rate................      66.6%      161.8%       59.9%          25.1%        9.5%

                            2001        2000        1999           1998        1997
                            ----        ----        ----           ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $50.71      $41.29      $39.29         $44.88      $35.48
Income from Investment
 Operations:
 Net Investment Income      0.22       (0.42)      (0.28)         (0.23)      (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.02)      11.87        2.28          (4.26)      10.64
                           -----       -----        ----          -----       -----
 Total From Investment
            Operations     (3.80)      11.45        2.00          (4.49)      10.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --             --       (0.01)
 Distributions from
  Capital Gains.......    (15.16)      (2.03)         --          (1.10)      (1.18)
   ----                   ------       -----                      -----       -----
   Total Dividends and
         Distributions    (15.16)      (2.03)         --          (1.10)      (1.19)
   ----                   ------       -----                      -----       -----
Net Asset Value, End
 of Period............    $31.75      $50.71      $41.29         $39.29      $44.88
                          ======      ======      ======         ======      ======
Total Return /(a)/ ...     (9.55)%     28.63%       5.09%        (10.24)%     30.64%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $71,330     $80,721     $68,639        $68,358     $59,554
 Ratio of Expenses to
  Average Net Assets..      1.61%       1.62%       1.67%          1.73%       1.69%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.25)%     (0.80)%     (0.62)%        (0.66)%     (0.24)%
 Portfolio Turnover
  Rate................      66.6%      161.8%       59.9%          25.1%        9.5%

                            2001        2000       1999/(B)/
                            ----        ----       ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $50.83      $41.96      $45.79
Income from Investment
 Operations:
 Net Investment Income     (0.04)      (0.87)      (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.26)      11.77       (3.72)
                           -----       -----       -----
 Total From Investment
            Operations     (4.30)      10.90       (3.83)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (15.16)      (2.03)         --
   ----                   ------       -----
   Total Dividends and
         Distributions    (15.16)      (2.03)         --
   ----                   ------       -----
Net Asset Value, End
 of Period............    $31.37      $50.83      $41.96
                          ======      ======      ======
Total Return /(a)/ ...    (10.89)%     26.75%      (8.36)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $993        $743        $222
 Ratio of Expenses to
  Average Net Assets..      3.13%       3.29%       2.25%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.78)%     (2.45)%     (1.14)%/(d)/
 Portfolio Turnover
  Rate................      66.6%      161.8%       59.9%/(d)/

                            2001        2000        1999           1998        1997
                            ----        ----        ----           ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $50.80      $41.36      $39.43         $45.10      $35.67
Income from Investment
 Operations:
 Net Investment Income      0.05       (0.31)      (0.34)         (0.28)      (0.12)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.89)      11.78        2.27          (4.29)      10.74
                           -----       -----        ----          -----       -----
 Total From Investment
            Operations     (3.84)      11.47        1.93          (4.57)      10.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --             --       (0.01)
 Distributions from
  Capital Gains.......    (15.16)      (2.03)         --          (1.10)      (1.18)
   ----                   ------       -----                      -----       -----
   Total Dividends and
         Distributions    (15.16)      (2.03)         --          (1.10)      (1.19)
   ----                   ------       -----                      -----       -----
Net Asset Value, End
 of Period............    $31.80      $50.80      $41.36         $39.43      $45.10
                          ======      ======      ======         ======      ======
Total Return..........     (9.61)%     28.63%       4.89%        (10.37)%     30.56%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $24,933     $33,139     $24,877        $23,540     $17,448
 Ratio of Expenses to
  Average Net Assets..      1.67%       1.62%       1.85%          1.89%       1.87%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.30)%     (0.80)%     (0.80)%        (0.82)%     (0.45)%
 Portfolio Turnover
  Rate................      66.6%      161.8%       59.9%          25.1%        9.5%



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                                      130



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000
                           ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..   $11.36     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.10)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.64)      1.41
                          -----       ----
 Total From Investment
            Operations    (3.74)      1.36
                          -----       ----
Net Asset Value, End
 of Period............    $7.62     $11.36
                          =====     ======
Total Return /(b)/ ...   (32.92)%    13.60%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,303    $49,794
 Ratio of Expenses to
  Average Net Assets..     1.90%      1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --       1.99%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.10)%    (0.68)%/(e)/
 Portfolio Turnover
  Rate................     86.4%      62.0%/(e)/

                           2001       2000
                           ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..   $11.28     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.13)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.63)      1.38
                          -----       ----
 Total From Investment
            Operations    (3.76)      1.28
                          -----       ----
Net Asset Value, End
 of Period............    $7.52     $11.28
                          =====     ======
Total Return /(b)/ ...   (33.33)%    12.80%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,419    $19,430
 Ratio of Expenses to
  Average Net Assets..     2.63%      2.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --       2.61%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.82)%    (1.41)%/(e)/
 Portfolio Turnover
  Rate................     86.4%      62.0%/(e)/

                           2001       2000
                           ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS C SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..   $11.28     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.16)     (0.12)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.64)      1.40
                          -----       ----
 Total From Investment
            Operations    (3.80)      1.28
                          -----       ----
Net Asset Value, End
 of Period............    $7.48     $11.28
                          =====     ======
Total Return /(b)/ ...   (33.69)%    12.80%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,063     $2,468
 Ratio of Expenses to
  Average Net Assets..     3.06%      2.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --       2.63%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.25)%    (1.38)%/(e)/
 Portfolio Turnover
  Rate................     86.4%      62.0%/(e)/

                           2001       2000
                           ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS R SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..   $11.31     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.13)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.62)      1.38
                          -----       ----
 Total From Investment
            Operations    (3.75)      1.31
                          -----       ----
Net Asset Value, End
 of Period............    $7.56     $11.31
                          =====     ======
Total Return..........   (33.16)%    13.10%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,130     $9,496
 Ratio of Expenses to
  Average Net Assets..     2.33%      2.06%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --       2.33%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.52)%    (1.16)%/(e)/
 Portfolio Turnover
  Rate................     86.4%      62.0%/(e)/



See accompanying notes.


/(a) /Effective March 1, 2001, the Principal Partners Aggressive Growth Fund,
  Inc. changed its name to Principal Partners Equity Growth Fund, Inc.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver was effective for the year ended October 31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                                      132



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2001/(C)/
                          ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.00)
                          -----
 Total From Investment
            Operations    (1.00)
                          -----
Net Asset Value, End
 of Period............    $9.00
                          =====
Total Return /(a)/ ...   (10.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,694
 Ratio of Expenses to
  Average Net Assets..     1.95%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.25%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.09)%/(e)/
 Portfolio Turnover
  Rate................     56.9%/(e)/

                          2001/(C)/
                          ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.02)
                          -----
 Total From Investment
            Operations    (1.06)
                          -----
Net Asset Value, End
 of Period............    $8.94
                          =====
Total Return /(a)/ ...   (10.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,670
 Ratio of Expenses to
  Average Net Assets..     2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.01%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.84)%/(e)/
 Portfolio Turnover
  Rate................     56.9%/(e)/

                          2001/(C)/
                          ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.00)
                          -----
 Total From Investment
            Operations    (1.06)
                          -----
Net Asset Value, End
 of Period............    $8.94
                          =====
Total Return /(a)/ ...   (10.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,072
 Ratio of Expenses to
  Average Net Assets..     2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.19%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.81)%/(e)/
 Portfolio Turnover
  Rate................     56.9%/(e)/



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                                      134



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PARTNERS LARGECAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.12     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.09)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (3.60)     (1.84)
                         -----      -----
 Total From Investment
            Operations   (3.69)     (1.88)
                         -----      -----
Net Asset Value, End
 of Period............   $4.43      $8.12
                         =====      =====
Total Return /(a)/ ...  (45.44)%   (20.55)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,632     $7,126
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.73%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    2.69%      2.44%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.44)%    (1.24)%/(e)/
 Portfolio Turnover
  Rate................   146.9%     181.8%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PARTNERS LARGECAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.08     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.07)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (3.63)     (1.86)
                         -----      -----
 Total From Investment
            Operations   (3.70)     (1.92)
                         -----      -----
Net Asset Value, End
 of Period............   $4.38      $8.08
                         =====      =====
Total Return /(a)/ ...  (45.79)%   (20.94)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,581     $2,796
 Ratio of Expenses to
  Average Net Assets..    2.70%      2.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.49%      3.17%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (2.19)%    (1.91)%/(e)/
 Portfolio Turnover
  Rate................   146.9%     181.8%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PARTNERS LARGECAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.08     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.12)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (3.58)     (1.82)
                         -----      -----
 Total From Investment
            Operations   (3.70)     (1.92)
                         -----      -----
Net Asset Value, End
 of Period............   $4.38      $8.08
                         =====      =====
Total Return /(a)/ ...  (45.79)%   (20.94)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $559     $1,009
 Ratio of Expenses to
  Average Net Assets..    2.70%      2.46%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    4.47%      3.43%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (2.17)%    (1.95)%/(e)/
 Portfolio Turnover
  Rate................   146.9%     181.8%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PARTNERS LARGECAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.10     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.08)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (3.62)     (1.84)
                         -----      -----
 Total From Investment
            Operations   (3.70)     (1.90)
                         -----      -----
Net Asset Value, End
 of Period............   $4.40      $8.10
                         =====      =====
Total Return..........  (45.68)%   (20.74)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,362     $1,759
 Ratio of Expenses to
  Average Net Assets..    2.45%      2.11%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.25%      2.92%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.93)%    (1.60)%/(e)/
 Portfolio Turnover
  Rate................   146.9%     181.8%/(e)/



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(c) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                                      136



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                         2001/(C)/
                         ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.04)
                         -----
 Total From Investment
            Operations   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.98
                         =====
Total Return /(a)/ ...   (0.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $8,146
 Ratio of Expenses to
  Average Net Assets..    1.95%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    2.04%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.43%/(e)/
 Portfolio Turnover
  Rate................    35.1%/(e)/

                         2001/(C)/
                         ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.06)
                         -----
 Total From Investment
            Operations   (0.08)
                         -----
Net Asset Value, End
 of Period............   $9.92
                         =====
Total Return /(a)/ ...   (0.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,786
 Ratio of Expenses to
  Average Net Assets..    2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    2.82%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.33)%/(e)/
 Portfolio Turnover
  Rate................    35.1%/(e)/

                         2001/(C)/
                         ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.06)
                         -----
 Total From Investment
            Operations   (0.08)
                         -----
Net Asset Value, End
 of Period............   $9.92
                         =====
Total Return /(a)/ ...   (0.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,290
 Ratio of Expenses to
  Average Net Assets..    2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.10%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.28)%/(e)/
 Portfolio Turnover
  Rate................    35.1%/(e)/



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                                      138



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001      2000/(C)/
                           ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.09     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.10)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.44)     (0.87)
                          -----      -----
 Total From Investment
            Operations    (4.54)     (0.91)
                          -----      -----
Net Asset Value, End
 of Period............    $4.55      $9.09
                          =====      =====
Total Return /(a)/ ...   (49.94)%   (12.68)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,207    $11,875
 Ratio of Expenses to
  Average Net Assets..     1.95%      1.79%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.67%      2.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.64)%    (1.40)%/(e)/
 Portfolio Turnover
  Rate................    334.0%     265.5%/(e)/

                           2001      2000/(C)/
                           ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.04     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.08)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.47)     (0.89)
                          -----      -----
 Total From Investment
            Operations    (4.55)     (0.96)
                          -----      -----
Net Asset Value, End
 of Period............    $4.49      $9.04
                          =====      =====
Total Return /(a)/ ...   (50.33)%   (13.16)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,967     $4,093
 Ratio of Expenses to
  Average Net Assets..     2.70%      2.54%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.45%      3.22%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.40)%    (2.18)%/(e)/
 Portfolio Turnover
  Rate................    334.0%     265.5%/(e)/

                           2001      2000/(C)/
                           ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.04     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.12)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.43)     (0.85)
                          -----      -----
 Total From Investment
            Operations    (4.55)     (0.96)
                          -----      -----
Net Asset Value, End
 of Period............    $4.49      $9.04
                          =====      =====
Total Return /(a)/ ...   (50.33)%   (13.16)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $763     $1,288
 Ratio of Expenses to
  Average Net Assets..     2.70%      2.54%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     4.15%      3.46%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.39)%    (2.10)%/(e)/
 Portfolio Turnover
  Rate................    334.0%     265.5%/(e)/

                           2001      2000/(C)/
                           ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.06     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.09)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.46)     (0.87)
                          -----      -----
 Total From Investment
            Operations    (4.55)     (0.94)
                          -----      -----
Net Asset Value, End
 of Period............    $4.51      $9.06
                          =====      =====
Total Return..........   (50.22)%   (12.97)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,016     $2,382
 Ratio of Expenses to
  Average Net Assets..     2.45%      2.29%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.18%      2.94%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.15)%    (1.88)%/(e)/
 Portfolio Turnover
  Rate................    334.0%     265.5%/(e)/



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(c) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                                      140



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2001/(C)/
                          ----
PRINCIPAL PARTNERS SMALLCAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.69)
                          -----
 Total From Investment
            Operations    (3.76)
                          -----
Net Asset Value, End
 of Period............    $6.24
                          =====
Total Return /(a)/ ...   (37.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,107
 Ratio of Expenses to
  Average Net Assets..     1.95%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.94%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.55)%/(e)/
 Portfolio Turnover
  Rate................    144.5%/(e)/

                          2001/(C)/
                          ----
PRINCIPAL PARTNERS SMALLCAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.69)
                          -----
 Total From Investment
            Operations    (3.80)
                          -----
Net Asset Value, End
 of Period............    $6.20
                          =====
Total Return /(a)/ ...   (38.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,230
 Ratio of Expenses to
  Average Net Assets..     2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.82%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.29)%/(e)/
 Portfolio Turnover
  Rate................    144.5%/(e)/

                          2001/(C)/
                          ----
PRINCIPAL PARTNERS SMALLCAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.15)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.65)
                          -----
 Total From Investment
            Operations    (3.80)
                          -----
Net Asset Value, End
 of Period............    $6.20
                          =====
Total Return /(a)/ ...   (38.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $660
 Ratio of Expenses to
  Average Net Assets..     2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.81%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.22)%/(e)/
 Portfolio Turnover
  Rate................    144.5%/(e)/



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                                      142



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001      2000      1999          1998/(F)/
                           ----      ----      ----          ----
PRINCIPAL REAL ESTATE FUND, INC.
--------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.03     $7.73     $8.39         $10.15
Income from Investment
 Operations:
 Net Investment Income     0.34      0.35      0.31           0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.42      1.30     (0.67)         (1.76)
                           ----      ----     -----          -----
 Total From Investment
            Operations     0.76      1.65     (0.36)         (1.56)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.34)    (0.35)    (0.30)         (0.20)
                          -----     -----     -----          -----
   Total Dividends and
         Distributions    (0.34)    (0.35)    (0.30)         (0.20)
                          -----     -----     -----          -----
Net Asset Value, End
 of Period............    $9.45     $9.03     $7.73          $8.39
                          =====     =====     =====          =====
Total Return /(a)/ ...     8.49%    21.86%    (4.38)%       (15.45)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,700    $9,439    $6,459         $5,490
 Ratio of Expenses to
  Average Net Assets..     1.97%     1.88%     2.19%          2.25%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      2.17%       --             --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.57%     4.28%     3.77%          2.89%/(e)/
 Portfolio Turnover
  Rate................     69.5%     79.8%     55.1%          60.4%/(e)/

                           2001      2000      1999          1998/(F)/
                           ----      ----      ----          ----
PRINCIPAL REAL ESTATE FUND, INC.
--------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.00     $7.71     $8.38         $10.15
Income from Investment
 Operations:
 Net Investment Income     0.28      0.30      0.24           0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.42      1.29     (0.66)         (1.78)
                           ----      ----     -----          -----
 Total From Investment
            Operations     0.70      1.59     (0.42)         (1.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.29)    (0.30)    (0.25)         (0.19)
                          -----     -----     -----          -----
   Total Dividends and
         Distributions    (0.29)    (0.30)    (0.25)         (0.19)
                          -----     -----     -----          -----
Net Asset Value, End
 of Period............    $9.41     $9.00     $7.71          $8.38
                          =====     =====     =====          =====
Total Return /(a)/ ...     7.76%    21.00%    (5.10)%       (15.67)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,663    $4,488    $3,351         $3,120
 Ratio of Expenses to
  Average Net Assets..     2.58%     2.62%     2.98%          2.47%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      2.75%       --             --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.97%     3.53%     2.98%          2.67%/(e)/
 Portfolio Turnover
  Rate................     69.5%     79.8%     55.1%          60.4%/(e)/

                           2001      2000     1999/(C)/
                           ----      ----     ----
PRINCIPAL REAL ESTATE FUND, INC.
--------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.04     $7.72     $8.66
Income from Investment
 Operations:
 Net Investment Income    (0.01)     0.30      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.40      1.30     (0.94)
                           ----      ----     -----
 Total From Investment
            Operations     0.39      1.60     (0.88)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.28)    (0.06)
                          -----     -----     -----
   Total Dividends and
         Distributions    (0.05)    (0.28)    (0.06)
                          -----     -----     -----
Net Asset Value, End
 of Period............    $9.38     $9.04     $7.72
                          =====     =====     =====
Total Return /(a)/ ...     4.31%    21.01%   (10.21)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $340      $143       $99
 Ratio of Expenses to
  Average Net Assets..     6.02%     2.62%     3.13%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --     10.14%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.46)%    3.55%     2.00%/(e)/
 Portfolio Turnover
  Rate................     69.5%     79.8%     55.1%/(e)/

                           2001      2000      1999          1998/(F)/
                           ----      ----      ----          ----
PRINCIPAL REAL ESTATE FUND, INC.
--------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.02     $7.72     $8.40         $10.15
Income from Investment
 Operations:
 Net Investment Income     0.32      0.31      0.28           0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.42      1.31     (0.66)         (1.78)
                           ----      ----     -----          -----
 Total From Investment
            Operations     0.74      1.62     (0.38)         (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.33)    (0.32)    (0.30)         (0.20)
                          -----     -----     -----          -----
   Total Dividends and
         Distributions    (0.33)    (0.32)    (0.30)         (0.20)
                          -----     -----     -----          -----
Net Asset Value, End
 of Period............    $9.43     $9.02     $7.72          $8.40
                          =====     =====     =====          =====
Total Return..........     8.23%    21.40%    (4.70)%       (15.37)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,837    $4,485    $3,100         $2,928
 Ratio of Expenses to
  Average Net Assets..     2.18%     2.38%     2.53%          1.99%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      2.48%       --             --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.35%     3.79%     3.43%          3.07%/(e)/
 Portfolio Turnover
  Rate................     69.5%     79.8%     55.1%          60.4%/(e)/


See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver was effective for the year ended October 31, 2000.
/(c) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from December 31, 1997, date shares first offered, through October
  31, 1998. Class A, Class B, and Class R shares each recognized $.03 net investment income per share from December 11, 1997 through December 30, 1997, of which each class distributed $.01 to its sole shareholder, Principal Life
  Insurance Company.   During the initial interim period, each class also
  incurred an unrealized gain of $.13 per share.
See accompanying notes.

                                      144



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999         1998/(F)/
                           ----       ----       ----         ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.24     $11.34      $8.43         $9.92
Income from Investment
 Operations:
 Net Investment Income    (0.11)     (0.11)     (0.11)        (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.91)      1.27       3.02         (1.41)
                          -----       ----       ----         -----
 Total From Investment
            Operations    (2.02)      1.16       2.91         (1.49)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (1.62)     (1.26)        --            --
  ----                    -----      -----
   Total Dividends and
         Distributions    (1.62)     (1.26)        --            --
  ----                    -----      -----
Net Asset Value, End
 of Period............    $7.60     $11.24     $11.34         $8.43
                          =====     ======     ======         =====
Total Return /(a)/ ...   (19.37)%     9.89%     34.52%       (15.95)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $53,763    $60,660    $41,598       $18,438
 Ratio of Expenses to
  Average Net Assets..     1.87%      1.75%      1.92%         2.58%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       1.76%        --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.80)%    (0.61)%    (1.04)%       (1.65)%/(e)/
 Portfolio Turnover
  Rate................    154.9%     138.4%     100.7%         20.5%/(e)/

                           2001       2000       1999         1998/(F)/
                           ----       ----       ----         ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.02     $11.21      $8.41         $9.91
Income from Investment
 Operations:
 Net Investment Income    (0.06)     (0.10)     (0.11)        (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.98)      1.17       2.91         (1.39)
                          -----       ----       ----         -----
 Total From Investment
            Operations    (2.04)      1.07       2.80         (1.50)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (1.62)     (1.26)        --            --
  ----                    -----      -----
   Total Dividends and
         Distributions    (1.62)     (1.26)        --            --
  ----                    -----      -----
Net Asset Value, End
 of Period............    $7.36     $11.02     $11.21         $8.41
                          =====     ======     ======         =====
Total Return /(a)/ ...   (20.05)%     9.14%     33.29%       (16.15)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,342    $19,022    $14,158        $6,550
 Ratio of Expenses to
  Average Net Assets..     2.74%      2.41%      2.63%         2.80%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       2.41%        --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.67)%    (1.27)%    (1.75)%       (1.85)%/(e)/
 Portfolio Turnover
  Rate................    154.9%     138.4%     100.7%         20.5%/(e)/

                           2001       2000      1999/(C)/
                           ----       ----      ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.12     $11.31     $11.14
Income from Investment
 Operations:
 Net Investment Income    (0.17)     (0.12)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.96)      1.19       0.22
                          -----       ----       ----
 Total From Investment
            Operations    (2.13)      1.07       0.17
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (1.62)     (1.26)        --
  ----                    -----      -----
   Total Dividends and
         Distributions    (1.62)     (1.26)        --
  ----                    -----      -----
Net Asset Value, End
 of Period............    $7.37     $11.12     $11.31
                          =====     ======     ======
Total Return /(a)/ ...   (20.80)%     9.04%      1.53%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,040     $1,078       $189
 Ratio of Expenses to
  Average Net Assets..     3.68%      2.53%      2.60%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       3.84%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.62)%    (1.40)%    (1.79)%/(e)/
 Portfolio Turnover
  Rate................    154.9%     138.4%     100.7%/(e)/

                           2001       2000       1999         1998/(F)/
                           ----       ----       ----         ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.17     $11.31      $8.45         $9.91
Income from Investment
 Operations:
 Net Investment Income    (0.06)     (0.03)     (0.10)        (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.97)      1.15       2.96         (1.39)
                          -----       ----       ----         -----
 Total From Investment
            Operations    (2.03)      1.12       2.86         (1.46)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (1.62)     (1.26)        --            --
  ----                    -----      -----
   Total Dividends and
         Distributions    (1.62)     (1.26)        --            --
  ----                    -----      -----
Net Asset Value, End
 of Period............    $7.52     $11.17     $11.31         $8.45
                          =====     ======     ======         =====
Total Return..........   (19.63)%     9.53%     33.85%       (15.75)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,676    $17,880    $10,177        $4,688
 Ratio of Expenses to
  Average Net Assets..     2.24%      2.12%      2.31%         2.07%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       2.19%        --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.17)%    (0.98)%    (1.43)%       (1.12)%/(e)/
 Portfolio Turnover
  Rate................    154.9%     138.4%     100.7%         20.5%/(e)/



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver was effective for the year ended October 31, 2000.
/(c) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from December 31, 1997, date shares first offered, through October
  31, 1998. Class A, Class B, and Class R shares each recognized $.02 net investment income per share from December 11, 1997 through December 30, 1997. Each class distributed $.01 taxable return of capital to its sole shareholder,
  Principal Life Insurance Company.   During the initial interim period, each
  class also incurred an unrealized loss of $.09 per share.
See accompanying notes.

                                      146



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001        2000       1999          1998      1997
                           ----        ----       ----          ----      ----
PRINCIPAL UTILITIES FUND, INC.
------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $18.40      $17.86     $16.11        $12.55    $11.40
Income from Investment
 Operations:
 Net Investment Income     0.20        0.27       0.33          0.41      0.48
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.05)       1.68       2.00          3.59      1.12
                          -----        ----       ----          ----      ----
 Total From Investment
            Operations    (3.85)       1.95       2.33          4.00      1.60
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.20)      (0.27)     (0.34)        (0.44)    (0.45)
 Distributions from
  Capital Gains.......    (3.66)      (1.14)     (0.24)           --        --
  ----                    -----       -----      -----
   Total Dividends and
         Distributions    (3.86)      (1.41)     (0.58)        (0.44)    (0.45)
                          -----       -----      -----         -----     -----
Net Asset Value, End
 of Period............   $10.69      $18.40     $17.86        $16.11    $12.55
                         ======      ======     ======        ======    ======
Total Return /(a)/ ...   (25.74)%     12.09%     14.74%        32.10%    14.26%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,581    $101,352    $99,857       $83,533   $64,366
 Ratio of Expenses to
  Average Net Assets..     1.31%       1.23%      1.20%         1.15%     1.15%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --          --         --          1.23%     1.25%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.51%       1.59%      1.94%         2.73%     3.90%
 Portfolio Turnover
  Rate................    106.2%      150.8%      23.5%         11.9%     22.5%

                           2001        2000       1999          1998      1997
                           ----        ----       ----          ----      ----
PRINCIPAL UTILITIES FUND, INC.
------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $18.37      $17.83     $16.09        $12.53    $11.38
Income from Investment
 Operations:
 Net Investment Income     0.10        0.14       0.22          0.30      0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.07)       1.69       1.98          3.59      1.13
                          -----        ----       ----          ----      ----
 Total From Investment
            Operations    (3.97)       1.83       2.20          3.89      1.51
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)      (0.15)     (0.22)        (0.33)    (0.36)
 Distributions from
  Capital Gains.......    (3.66)      (1.14)     (0.24)           --        --
  ----                    -----       -----      -----
   Total Dividends and
         Distributions    (3.76)      (1.29)     (0.46)        (0.33)    (0.36)
                          -----       -----      -----         -----     -----
Net Asset Value, End
 of Period............   $10.64      $18.37     $17.83        $16.09    $12.53
                         ======      ======     ======        ======    ======
Total Return /(a)/ ...   (26.41)%     11.30%     13.85%        31.23%    13.41%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,152     $19,624    $18,282       $11,391    $6,937
 Ratio of Expenses to
  Average Net Assets..     2.15%       2.00%      1.95%         1.90%     1.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --          --         --          2.00%     1.95%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.66%       0.82%      1.19%         2.04%     3.14%
 Portfolio Turnover
  Rate................    106.2%      150.8%      23.5%         11.9%     22.5%

                           2001        2000      1999/(C)/
                           ----        ----      ----
PRINCIPAL UTILITIES FUND, INC.
------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..   $18.17      $17.84     $17.97
Income from Investment
 Operations:
 Net Investment Income     0.01       (0.06)      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.06)       1.64      (0.14)
                          -----        ----      -----
 Total From Investment
            Operations    (4.05)       1.58      (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --       (0.11)     (0.04)
 Distributions from
  Capital Gains.......    (3.66)      (1.14)        --
  ----                    -----       -----
   Total Dividends and
         Distributions    (3.66)      (1.25)     (0.04)
                          -----       -----      -----
Net Asset Value, End
 of Period............   $10.46      $18.17     $17.84
                         ======      ======     ======
Total Return /(a)/ ...   (27.19)%      9.78%     (0.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $688        $721       $226
 Ratio of Expenses to
  Average Net Assets..     3.22%       3.69%      2.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.45)%     (0.88)%     1.08%/(e)/
 Portfolio Turnover
  Rate................    106.2%      150.8%      23.5%/(e)/

                           2001        2000       1999          1998      1997
                           ----        ----       ----          ----      ----
PRINCIPAL UTILITIES FUND, INC.
------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..   $18.36      $17.82     $16.07        $12.49    $11.33
Income from Investment
 Operations:
 Net Investment Income     0.14        0.17       0.21          0.33      0.39
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.05)       1.68       2.00          3.58      1.14
                          -----        ----       ----          ----      ----
 Total From Investment
            Operations    (3.91)       1.85       2.21          3.91      1.53
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)      (0.17)     (0.22)        (0.33)    (0.37)
 Distributions from
  Capital Gains.......    (3.66)      (1.14)     (0.24)           --        --
  ----                    -----       -----      -----
   Total Dividends and
         Distributions    (3.79)      (1.31)     (0.46)        (0.33)    (0.37)
                          -----       -----      -----         -----     -----
Net Asset Value, End
 of Period............   $10.66      $18.36     $17.82        $16.07    $12.49
                         ======      ======     ======        ======    ======
Total Return..........   (26.07)%     11.43%     13.97%        31.47%    13.72%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,709     $10,738     $8,081        $4,005    $1,512
 Ratio of Expenses to
  Average Net Assets..     1.73%       1.80%      1.87%         1.65%     1.65%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --          --         --          2.10%     2.67%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.09%       1.01%      1.27%         2.21%     3.35%
 Portfolio Turnover
  Rate................    106.2%      150.8%      23.5%         11.9%     22.5%


See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver ceased on October 31, 1998.
/(c) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                        PRINCIPAL             PRINCIPAL
                                        EUROPEAN        INTERNATIONAL EMERGING
                                    EQUITY FUND, INC.     MARKETS FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST     $  5,036,673          $ 22,872,732
                                      ============          ============
FOREIGN CURRENCY--AT COST ........    $    178,180          $        490
                                      ============          ============
ASSETS
Investment in securities--at value    $  4,643,029          $ 21,482,502
Foreign currency--at value........         178,901                   490
Cash..............................           8,903                89,940
Receivables:
 Capital Shares sold..............           4,272                 1,524
 Dividends and interest...........          13,672                41,417
 Investment securities sold.......          53,345               285,465
 Foreign currency contracts.......          13,882                    --
Other assets......................              62                   287
                                      ------------          ------------
                      Total Assets       4,916,066            21,901,625
LIABILITIES
Accrued expenses..................          16,185                51,301
Payables:
 Capital Shares reacquired........              --                 6,422
 Investment securities purchased..           9,899                60,676
 Foreign currency contracts.......           9,624                    --
                                      ------------          ------------
                 Total Liabilities          35,708               118,399
                                      ------------          ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES...............    $  4,880,358          $ 21,783,226
                                      ============          ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..................    $  7,454,131          $ 31,402,839
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)..........          (4,258)                   --
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)......................      (2,178,932)           (8,224,191)
Net unrealized appreciation
 (depreciation) of investments....        (393,644)           (1,390,230)
Net unrealized appreciation
 (depreciation) on translation of
 assets and liabilities in foreign
 currencies.......................           3,061                (5,192)
                                      ------------          ------------
                  Total Net Assets    $  4,880,358          $ 21,783,226
                                      ============          ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized.................     100,000,000           100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets...............    $  1,956,508          $ 15,335,356
  Shares issued and outstanding...         312,714             2,381,833
  Net asset value per share.......    $       6.26          $       6.44
  Maximum offering price per share
 /(a)/ ...........................    $       6.57          $       6.76
                                      ============          ============

Class B: Net Assets...............    $  1,208,938          $  4,727,536
  Shares issued and outstanding...         194,229               752,696
  Net asset value per share /(b)/     $       6.22          $       6.28
                                      ============          ============

Class C: Net Assets...............    $    818,743          $    206,038
  Shares issued and outstanding...         131,544                32,496
  Net asset value per share /(b)/     $       6.22          $       6.34
                                      ============          ============

Class R: Net Assets...............    $    896,169          $  1,514,296
  Shares issued and outstanding...         144,141               237,297
  Net asset value per share.......    $       6.22          $       6.38
                                      ============          ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                             PRINCIPAL          PRINCIPAL
                                           INTERNATIONAL      INTERNATIONAL
                                            FUND, INC.     SMALLCAP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .......  $312,484,967       $ 43,432,184
                                           ============       ============
FOREIGN CURRENCY--AT COST ...............  $    530,856       $         --
                                           ============       ============
ASSETS
Investment in securities--at value.......  $275,220,805       $ 40,390,796
Foreign currency--at value...............       552,274                 --
Cash.....................................        13,405            249,430
Receivables:
 Capital Shares sold.....................       174,564            547,529
 Dividends and interest..................       921,904             71,158
 Investment securities sold..............       694,567            246,391
Other assets.............................         5,629                535
                                           ------------       ------------
                             Total Assets   277,583,148         41,505,839
LIABILITIES
Accrued expenses.........................       246,214            112,757
Payables:
 Capital Shares reacquired...............     1,075,690             20,988
 Investment securities purchased.........     1,121,795            305,263
                                           ------------       ------------
                        Total Liabilities     2,443,699            439,008
                                           ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES .................................  $275,139,449       $ 41,066,831
                                           ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.........................  $369,744,205       $ 55,304,164
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)..................................   (57,331,658)       (11,191,347)
Net unrealized appreciation
 (depreciation) of investments...........   (37,264,162)        (3,041,388)
Net unrealized appreciation
 (depreciation) on translation of assets
 and liabilities in foreign currencies...        (8,936)            (4,598)
                                           ------------       ------------
                         Total Net Assets  $275,139,449       $ 41,066,831
                                           ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized........................   125,000,000        100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets......................  $224,176,492       $ 28,976,645
  Shares issued and outstanding..........    38,962,274          3,052,416
  Net asset value per share..............  $       5.75       $       9.49
  Maximum offering price per share /(a)/   $       6.04       $       9.96
                                           ============       ============

Class B: Net Assets......................  $ 33,276,998       $  8,640,887
  Shares issued and outstanding..........     5,832,581            935,800
  Net asset value per share /(b)/ .......  $       5.71       $       9.23
                                           ============       ============

Class C: Net Assets......................  $  1,003,481       $    430,982
  Shares issued and outstanding..........       178,439             47,589
  Net asset value per share /(b)/ .......  $       5.62       $       9.06
                                           ============       ============

Class R: Net Assets......................  $ 16,682,478       $  3,018,317
  Shares issued and outstanding..........     2,919,854            318,299
  Net asset value per share..............  $       5.71       $       9.48
                                           ============       ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                 PACIFIC BASIN
                                                                  FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ............................   $  5,854,689
                                                                 ============
FOREIGN CURRENCY--AT COST ....................................   $     64,491
                                                                 ============
ASSETS
Investment in securities--at value............................   $  3,904,752
Foreign currency--at value....................................         64,791
Cash..........................................................         72,243
Receivables:
 Capital Shares sold..........................................         17,366
 Dividends and interest.......................................          7,883
 Investment securities sold...................................         29,387
 Foreign currency contracts...................................         11,212
Other assets..................................................             56
                                                                 ------------
                                                  Total Assets      4,107,690
LIABILITIES
Accrued expenses..............................................         11,178
Payables:
 Investment securities purchased..............................         27,880
 Foreign currency contracts...................................          3,911
                                                                 ------------
                                             Total Liabilities         42,969
                                                                 ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ..................   $  4,064,721
                                                                 ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital.................   $  7,132,809
Accumulated undistributed (overdistributed) net investment
 income (operating loss)......................................         (7,465)
Accumulated undistributed (overdistributed) net realized gain
 (loss).......................................................     (1,116,981)
Net unrealized appreciation (depreciation) of investments.....     (1,949,937)
Net unrealized appreciation (depreciation) on translation of
 assets and liabilities in foreign currencies.................          6,295
                                                                 ------------
                                              Total Net Assets   $  4,064,721
                                                                 ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.............................................    100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets...........................................   $  1,592,096
  Shares issued and outstanding...............................        294,906
  Net asset value per share...................................   $       5.40
  Maximum offering price per share /(a)/ .....................   $       5.67
                                                                 ============

Class B: Net Assets...........................................   $    959,283
  Shares issued and outstanding...............................        179,131
  Net asset value per share /(b)/ ............................   $       5.36
                                                                 ============

Class C: Net Assets...........................................   $    700,446
  Shares issued and outstanding...............................        130,959
  Net asset value per share /(b)/ ............................   $       5.35
                                                                 ============

Class R: Net Assets...........................................   $    812,896
  Shares issued and outstanding...............................        151,487
  Net asset value per share...................................   $       5.37
                                                                 ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                        PRINCIPAL             PRINCIPAL
                                        EUROPEAN        INTERNATIONAL EMERGING
                                    EQUITY FUND, INC.     MARKETS FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends........................    $    96,590            $   625,328
 Withholding tax on foreign
  dividends.......................        (10,550)               (65,050)
 Interest.........................          4,118                 73,411
                                      -----------            -----------
                      Total Income         90,158                633,689
Expenses:
 Management and investment
  advisory fees...................         49,845                327,219
 Distribution fees - Class A......          5,499                 41,385
 Distribution fees - Class B......         10,470                 48,989
 Distribution fees - Class C......          9,839                  2,533
 Distribution fees - Class R......          5,009                 24,678
 Registration fees - Class A......          9,014                  8,565
 Registration fees - Class B......          9,014                  6,175
 Registration fees - Class C......          8,933                  9,266
 Registration fees - Class R......          7,581                  5,433
 Shareholder reports -  Class A...            227                  3,719
 Shareholder reports -  Class B...             74                  1,238
 Shareholder reports -  Class C...             22                    226
 Shareholder reports -  Class R...             27                    356
 Transfer and administrative fees
  - Class A.......................          2,201                 47,897
 Transfer and administrative fees
  - Class B.......................            240                 15,926
 Transfer and administrative fees
  - Class C.......................             --                  1,216
 Transfer and administrative fees
  - Class R.......................             42                  6,133
 Auditing and legal fees..........          6,658                 14,925
 Custodian fees...................         21,039                 52,231
 Directors' fees..................          2,250                  2,733
 Registration fees................         12,440                 13,946
 Transfer and administrative fees.         37,544                135,587
 Other expenses...................          1,689                  3,568
                                      -----------            -----------
              Total Gross Expenses        199,657                773,944
 Less: Management and investment
  advisory fees waived - Class A..         13,919                 34,828
 Less: Management and investment
  advisory fees waived - Class B..          8,168                  8,124
 Less: Management and investment
  advisory fees waived - Class C..         10,433                 10,328
 Less: Management and investment
  advisory fees waived - Class R..          6,295                  3,721
                                      -----------            -----------
                Total Net Expenses        160,842                716,943
                                      -----------            -----------
  Net Investment Income (Operating
                             Loss)        (70,684)               (83,254)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions..........     (1,869,207)            (8,203,083)
 Foreign currency transactions....         (3,949)              (112,648)
 Futures contracts................         12,492                     --
Change in unrealized
 appreciation/depreciation of:
 Investments......................        153,014                689,737
 Translation of assets and
  liabilities in foreign
  currencies......................         (4,492)                (2,880)
                                      -----------            -----------
  Net Realized and Unrealized Gain
             (Loss) on Investments     (1,712,142)            (7,628,874)
                                      -----------            -----------
    Net Increase (Decrease) in Net
  Assets Resulting from Operations    $(1,782,826)           $(7,712,128)
                                      ===========            ===========



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                            PRINCIPAL           PRINCIPAL
                                          INTERNATIONAL       INTERNATIONAL
                                            FUND, INC.     SMALLCAP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends..............................  $   5,594,714       $    696,105
 Withholding tax on foreign dividends...       (679,699)           (76,232)
 Interest...............................        899,344            205,514
                                          -------------       ------------
                            Total Income      5,814,359            825,387
Expenses:
 Management and investment advisory fees      2,885,632            599,154
 Distribution fees - Class A............        474,837             80,582
 Distribution fees - Class B............        281,608            101,934
 Distribution fees - Class C............         10,581              5,942
 Distribution fees - Class R............        134,420             46,873
 Registration fees - Class A............         18,961             16,000
 Registration fees - Class B............         10,501             11,000
 Registration fees - Class C............          7,613              7,500
 Registration fees - Class R............          7,111              9,000
 Shareholder reports -  Class A.........         27,457              7,076
 Shareholder reports -  Class B.........          8,201              2,843
 Shareholder reports -  Class C.........          2,073                428
 Shareholder reports -  Class R.........          3,932                602
 Transfer and administrative fees -
  Class A...............................        345,601            131,718
 Transfer and administrative fees -
  Class B...............................        106,053             37,872
 Transfer and administrative fees -
  Class C...............................          2,361              2,575
 Transfer and administrative fees -
  Class R...............................         74,087              8,235
 Auditing and legal fees................         14,172             10,786
 Custodian fees.........................        180,334             89,000
 Directors' fees........................         19,473              3,843
 Registration fees......................         24,343             18,500
 Transfer and administrative fees.......        666,083            277,373
 Other expenses.........................         30,153              5,354
                                          -------------       ------------
                          Total Expenses      5,335,587          1,474,190
                                          -------------       ------------
  Net Investment Income (Operating Loss)        478,772           (648,803)

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions................    (56,830,150)       (11,191,347)
 Foreign currency transactions..........       (576,408)           (86,232)
Change in unrealized
 appreciation/depreciation of:
 Investments............................    (55,699,816)        (7,761,270)
 Translation of assets and liabilities
  in foreign currencies.................        134,098             35,704
                                          -------------       ------------
 Net Realized and Unrealized Gain (Loss)
                          on Investments   (112,972,276)       (19,003,145)
                                          -------------       ------------
   Net Increase (Decrease) in Net Assets
               Resulting from Operations  $(112,493,504)      $(19,651,948)
                                          =============       ============



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                 PACIFIC BASIN
                                                                  FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends....................................................   $    46,532
 Withholding tax on foreign dividends.........................        (6,019)
 Interest.....................................................         5,266
                                                                 -----------
                                                  Total Income        45,779
Expenses:
 Management and investment advisory fees......................        53,698
 Distribution fees - Class A..................................         4,490
 Distribution fees - Class B..................................         9,311
 Distribution fees - Class C..................................         8,999
 Distribution fees - Class R..................................         4,805
 Registration fees - Class A..................................         8,601
 Registration fees - Class B..................................         8,601
 Registration fees - Class C..................................         8,588
 Registration fees - Class R..................................         7,601
 Shareholder reports -  Class A...............................           213
 Shareholder reports -  Class B...............................            77
 Shareholder reports -  Class C...............................            23
 Shareholder reports -  Class R...............................            15
 Transfer and administrative fees - Class A...................         2,673
 Transfer and administrative fees - Class B...................           879
 Transfer and administrative fees - Class R...................           296
 Auditing and legal fees......................................         6,295
 Custodian fees...............................................         7,868
 Directors' fees..............................................         2,227
 Registration fees............................................        12,254
 Transfer and administrative fees.............................        41,878
 Other expenses...............................................         1,693
                                                                 -----------
                                          Total Gross Expenses       191,085
 Less: Management and investment advisory fees waived - Class
  A...........................................................        17,114
 Less: Management and investment advisory fees waived - Class
  B...........................................................        11,228
 Less: Management and investment advisory fees waived - Class
  C...........................................................        11,717
 Less: Management and investment advisory fees waived - Class
  R...........................................................         8,450
                                                                 -----------
                                            Total Net Expenses       142,576
                                                                 -----------
                        Net Investment Income (Operating Loss)       (96,797)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions......................................    (1,116,982)
 Foreign currency transactions................................        73,045
Change in unrealized appreciation/depreciation of:
 Investments..................................................    (1,059,071)
 Translation of assets and liabilities in foreign currencies..          (890)
                                                                 -----------
        Net Realized and Unrealized Gain (Loss) on Investments    (2,103,898)
                                                                 -----------
          Net Increase (Decrease) in Net Assets Resulting from
                                                    Operations   $(2,200,695)
                                                                 ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                PRINCIPAL                  PRINCIPAL
                                EUROPEAN             INTERNATIONAL EMERGING
                            EQUITY FUND, INC.          MARKETS FUND, INC.
-------------------------------------------------------------------------------
                            YEAR        PERIOD         YEAR           YEAR
                           ENDED         ENDED        ENDED          ENDED
                        OCTOBER 31,   OCTOBER 31,  OCTOBER 31,    OCTOBER 31,
                            2001      2000 /(A)/       2001           2000
                        ------------  -----------  ------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (70,684)  $  (38,811)  $   (83,254)   $  (418,952)
Net realized gain
 (loss) from
 investment
 transaction and
 foreign currency
 transactions.........   (1,860,664)    (230,511)   (8,315,731)     2,187,246
Change in unrealized
 appreciation/depreciation
 of investments and
 translations of assets
 and liabilities in
 foreign currencies....      148,522     (539,105)      686,857     (3,173,351)
                         -----------   ----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (1,782,826)    (808,427)   (7,712,128)    (1,405,057)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
Dividends in excess of
 net investment income:
 Class A...............      (25,437)          --            --        (25,056)
 Class B...............       (6,927)          --            --             --
 Class C...............       (4,408)          --            --             --
 Class R...............       (9,924)          --            --         (7,869)
Excess distribution of
 net realized gain on
 investments and
 foreign currency
 transactions:
 Class A...............           --           --      (119,672)            --
 Class B...............           --           --       (41,939)            --
 Class C...............           --           --        (1,741)            --
 Class R...............           --           --       (30,906)            --
                         -----------   ----------   -----------    -----------
    Total Dividends and
          Distributions      (46,696)          --      (194,258)       (32,925)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............      912,850    2,576,227     6,991,256     12,493,426
 Class B...............      371,671    1,472,073       849,175      2,502,588
 Class C...............      193,395    1,292,283       111,706        204,604
 Class R...............       39,447    1,384,288       468,925      1,920,715
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............       25,342           --       117,865         24,482
 Class B...............        6,900           --        41,811             --
 Class C...............        4,408           --           877             --
 Class R...............        9,923           --        30,906          7,869
Shares redeemed:
 Class A...............     (491,265)     (55,170)   (4,541,706)    (7,064,384)
 Class B...............      (29,855)        (167)     (651,693)    (1,102,892)
 Class C...............     (180,375)          --       (88,660)       (16,061)
 Class R...............      (11,579)      (2,089)   (2,605,556)      (734,133)
                         -----------   ----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions      850,862    6,667,445       724,906      8,236,214
                         -----------   ----------   -----------    -----------
         Total Increase
             (Decrease)     (978,660)   5,859,018    (7,181,480)     6,798,232
NET ASSETS
Beginning of period....    5,859,018           --    28,964,706     22,166,474
                         -----------   ----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 4,880,358   $5,859,018   $21,783,226    $28,964,706
                         ===========   ==========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    (4,258)  $   40,403   $        --    $   (22,000)
                         ===========   ==========   ===========    ===========



/(a) /Period from April 26, 2000 (date operations commenced) through October 31,
  2000.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                              INTERNATIONAL FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                  PRINCIPAL                      PRINCIPAL
                                INTERNATIONAL              INTERNATIONAL SMALLCAP
                                  FUND, INC.                     FUND, INC.
--------------------------------------------------------------------------------------
                             YEAR            YEAR           YEAR            YEAR
                            ENDED           ENDED           ENDED           ENDED
                         OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                             2001            2000           2001            2000
                        --------------  --------------  -------------  ---------------
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $     478,772   $   7,324,634   $   (648,803)   $ (1,035,890)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    (57,406,558)     32,761,431    (11,277,579)     10,183,396
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    (55,565,718)    (26,295,471)    (7,725,566)     (2,844,850)
                         -------------   -------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (112,493,504)     13,790,594    (19,651,948)      6,302,656
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............     (1,927,678)     (8,902,215)            --              --
 Class B...............             --        (913,278)            --              --
 Class C...............             --          (6,309)            --              --
 Class R...............             --        (428,383)            --              --
From net realized gain
 on investments and
 foreign currency
 transactions:
 Class A...............             --     (44,156,072)            --      (2,370,795)
 Class B...............             --      (6,362,398)            --      (1,102,237)
 Class C...............             --         (44,801)            --         (20,957)
 Class R...............             --      (2,947,199)            --        (598,971)
Excess distribution of
 net realized gain on
 investments and
 foreign currency
 transactions:
 Class A...............    (26,384,947)             --     (5,669,901)             --
 Class B...............     (4,011,548)             --     (2,003,355)             --
 Class C...............        (92,478)             --       (113,209)             --
 Class R...............     (2,352,615)             --     (1,409,353)             --
                         -------------   -------------   ------------    ------------
    Total Dividends and
          Distributions    (34,769,266)    (63,760,655)    (9,195,818)     (4,092,960)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............     80,872,789      82,369,195     33,123,989      32,385,361
 Class B...............      6,655,677      11,002,678      2,602,185       8,689,777
 Class C...............        629,811       1,163,693        725,434         711,579
 Class R...............      6,159,980      13,035,534      1,306,150       5,601,145
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     27,999,320      52,348,535      5,592,230       1,752,908
 Class B...............      3,959,910       7,193,604      1,970,659         639,532
 Class C...............         84,489          36,063         85,178           9,365
 Class R...............      2,351,892       3,376,384        688,937         143,898
Shares redeemed:
 Class A...............    (91,319,424)   (107,022,647)   (27,690,607)    (22,527,521)
 Class B...............     (8,144,848)    (11,806,895)    (2,207,699)     (8,599,573)
 Class C...............       (343,805)       (154,495)      (727,544)       (113,431)
 Class R...............     (9,771,062)     (7,186,741)    (4,058,082)     (3,266,043)
                         -------------   -------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions     19,134,729      44,354,908     11,410,830      15,426,997
                         -------------   -------------   ------------    ------------
         Total Increase
             (Decrease)   (128,128,041)     (5,615,153)   (17,436,936)     17,636,693
NET ASSETS
Beginning of period....    403,267,490     408,882,643     58,503,767      40,867,074
                         -------------   -------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 275,139,449   $ 403,267,490   $ 41,066,831    $ 58,503,767
                         =============   =============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $          --   $   1,461,000   $         --    $         --
                         =============   =============   ============    ============



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                                            PRINCIPAL
                                                          PACIFIC BASIN
                                                           FUND, INC.
-------------------------------------------------------------------------------
                                                        YEAR         PERIOD
                                                       ENDED          ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                        2001       2000 /(A)/
                                                    ------------  -------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)............  $   (96,797)   $  (39,057)
Net realized gain (loss) from investment
 transactions and foreign currency transactions...   (1,043,937)      106,809
Change in unrealized appreciation/depreciation of
 investments and translation of assets and
 liabilities in foreign currencies................   (1,059,961)     (883,681)
                                                    -----------    ----------
   Net Increase (Decrease) in Net Assets Resulting
                                   from Operations   (2,200,695)     (815,929)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Excess distribution of net realized gain on
 investments and foreign currency transactions:
 Class A..........................................      (25,066)           --
 Class B..........................................      (17,834)           --
 Class C..........................................      (14,419)           --
 Class R..........................................      (15,773)           --
                                                    -----------    ----------
                 Total Dividends and Distributions      (73,092)           --
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Class A..........................................    1,544,794     2,170,059
 Class B..........................................      162,049     1,555,913
 Class C..........................................       24,285     1,276,132
 Class R..........................................      171,634     1,312,197
Shares issued in reinvestment of dividends and
 distributions:
 Class A..........................................       25,006            --
 Class B..........................................       17,790            --
 Class C..........................................       14,419            --
 Class R..........................................       15,773            --
Shares redeemed:
 Class A..........................................   (1,016,690)      (52,875)
 Class B..........................................      (20,924)       (5,558)
 Class C..........................................      (11,558)           --
 Class R..........................................      (23,194)       (4,815)
                                                    -----------    ----------
Net Increase (Decrease) in Net Assets from Capital
                                Share Transactions      903,384     6,251,053
                                                    -----------    ----------
                         Total Increase (Decrease)   (1,370,403)    5,435,124
NET ASSETS
Beginning of period...............................    5,435,124            --
                                                    -----------    ----------
End of period (including undistributed net
 investment income as set forth below)............  $ 4,064,721    $5,435,124
                                                    ===========    ==========
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss)..........................  $    (7,465)   $   (5,404)
                                                    ===========    ==========



/(a) /Period from April 26, 2000 (date operations commenced) through October 31,
  2000.
See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal European Equity Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc. and Principal Pacific Basin Fund, Inc. (the "International Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On April 25, 2000, the initial purchase of 100,000 shares of each Class A, B, C and R of the Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. was made by Principal Life Insurance Company. Effective May 1, 2000, Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. began offering Class A, B, and C shares to the public and Class R shares to eligible purchasers.

Each fund offers four classes of shares: Class A, Class B, Class C, and Class R. Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the International Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the International Growth Funds:



SECURITY VALUATION . The International Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.



FOREIGN SECURITIES. . Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of each fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by Principal Management Corporation ('the Manager') under procedures established and regularly reviewed by each fund's Board of Directors. To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which the fund does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, each fund's net asset value could be significantly affected on days when shareholders do not have access to the International Growth Funds.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the International Growth Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by each fund's Board of Directors as may occasionally be necessary.

The value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the fund holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.



INCOME AND INVESTMENT TRANSACTIONS. . The International Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The International Growth Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. The International Growth Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.



EXPENSES . The International Growth Funds allocate daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2001 are included separately in the statements of operations.



DISTRIBUTIONS TO SHAREHOLDERS . Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, losses deferred due to wash sales and sales of Passive Foreign Investment Companies. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At October 31, 2001, the International Growth Funds had approximate net capital loss carryforwards as follows:

                              PRINCIPAL           PRINCIPAL           PRINCIPAL         PRINCIPAL          PRINCIPAL
         NET CAPITAL LOSS  EUROPEAN EQUITY  INTERNATIONAL EMERGING  INTERNATIONAL     INTERNATIONAL      PACIFIC BASIN
 CARRYFORWARDS EXPIRE IN:    FUND, INC.       MARKETS FUND, INC.     FUND, INC.    SMALLCAP FUND, INC.    FUND, INC.
                             ----------       ------------------     ----------    -------------------    ----------
                     2008    $  310,000           $       --         $        --       $        --        $       --
                     2009     1,540,000            6,871,000          54,308,000        10,352,000         1,070,000
                             ----------           ----------         -----------       -----------        ----------
                             $1,850,000           $6,871,000         $54,308,000       $10,352,000        $1,070,000
                             ==========           ==========         ===========       ===========        ==========





OTHER . The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supercedes a previous version of the AICPA Audit and Accounting Guide for Investment Companies and Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The Guide is effective for fiscal years beginning after December 15, 2000. Effective November 1, 2001 the International Growth Funds will adopt the Guide. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.


3. OPERATING POLICIES



FUTURES CONTRACTS. . The International Growth Funds may enter into futures contracts as a hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included in the net unrealized appreciation (depreciation) of investments on the Statement of Assets and Liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract. .




LINE OF CREDIT . The International Growth Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .5%. Additionally, a commitment fee is charged at the annual rate of
 .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each calendar quarter. At October 31, 2001, the International Growth Funds had no outstanding borrowings under the line of credit.



SHORT SALES . The International Growth Funds may engage in "short sales against the box." This technique involves selling either a security owned by a fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, for delivery at a specified date in the future. A fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a fund loses the opportunity to participate in the gain.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The International Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the International Growth Funds are as follows:

                                  NET ASSET VALUE OF FUNDS (IN MILLIONS)
                             ---------------------------------------------
                              FIRST      NEXT      NEXT      NEXT       OVER
                               $100      $100      $100      $100       $400
                             --------  --------  --------  --------  ----------
Principal International       1.25%     1.20%     1.15%     1.10%      1.05%
Emerging Markets Fund, Inc.
Principal International       1.20      1.15      1.10      1.05       1.00
SmallCap Fund, Inc.

                                  NET ASSET VALUE OF FUNDS (IN MILLIONS)
                             --------------------------------------------
                              FIRST      NEXT      NEXT      NEXT       OVER
                               $250      $250      $250      $250      $1,000
                             --------  --------  --------  --------  ----------
Principal European Equity      .90%      .85%      .80%      .75%       .70%
Fund, Inc.
Principal International        .85       .80       .75       .70        .65
Fund, Inc.
Principal Pacific Basin       1.10      1.05      1.00       .95        .90
Fund, Inc.


The International Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for certain of the International Growth Funds. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The operating expense limits, which were maintained at or below that shown, are as follows:

                                                                EXPENSE
                                                                 LIMIT
                                                                -------
 Principal European Equity Fund, Inc.
  Class A                                                        2.50%
  Class B                                                        3.25
  Class C                                                        3.25
  Class R                                                        3.00
 Principal International Emerging Markets Fund, Inc.
  Class A                                                        2.50%
  Class B                                                        3.25
  Class C                                                        3.25
  Class R                                                        3.00
 Principal Pacific Basin Fund, Inc.
  Class A                                                        2.50%
  Class B                                                        3.25
  Class C                                                        3.25
  Class R                                                        3.00




DISTRIBUTION FEES . The International Growth Funds bear distribution fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                    CLASS A    CLASS B    CLASS C     CLASS R
                                    -------    -------    -------     -------
 All International Growth Funds      .25%       1.00%      1.00%       .75%


Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective International Growth Funds which generated the excess.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
4.  MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B, and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained by Princor Financial Services Corporation for the year ended October 31, 2001, were as follows:

                                                                             CLASS A    CLASS B     CLASS C
                                                                             -------    -------     -------
 Principal European Equity Fund, Inc.                                       $ 17,562    $   594      $ 90
 Principal International Emerging Markets Fund, Inc.                          75,254     11,979       490
 Principal International Fund, Inc.                                          558,445     99,108       672
 Principal International SmallCap Fund, Inc.                                 287,046     29,236       634
 Principal Pacific Basin Fund, Inc.                                           15,552        322        24




AFFILIATED OWNERSHIP . At October 31, 2001, Principal Life Insurance Company, affiliates of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the International Growth Funds as follows:

                                     CLASS A   CLASS B    CLASS C     CLASS R
                                     -------   -------    -------     -------
 Principal European Equity          126,395    125,668    125,504     126,062
 Fund, Inc.
 Principal International            692,531    302,268     11,186          --
 Emerging Markets Fund, Inc.
 Principal International Fund,   12,176,330         --     10,406          --
 Inc.
 Principal International            270,872         --      7,710          --
 SmallCap Fund, Inc.
 Principal Pacific Basin Fund,      126,737    126,739    126,741     126,739
 Inc.





AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the International Growth Funds to affiliated broker dealers during the year.


5. INVESTMENT TRANSACTIONS

For the year ended October 31, 2001, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the International Growth Funds were as follows:

                                               PURCHASES             SALES
                                        -----------------------  --------------
 Principal European Equity Fund, Inc.        $  7,726,269         $  7,029,310
 Principal International Emerging              30,019,317           29,155,122
 Markets Fund, Inc.
 Principal International Fund, Inc.           307,891,946          305,483,994
 Principal International SmallCap              78,981,507           69,668,636
 Fund, Inc.
 Principal Pacific Basin Fund, Inc.             3,412,876            2,611,742




At October 31, 2001, net federal income tax unrealized appreciation (depreciation) of investments by the International Growth Funds was composed of the following:

                                INVESTMENTS             GROSS UNREALIZED                      NET UNREALIZED APPRECIATION
                                               -----------------------------------
                                 AT TAX COST   APPRECIATION       (DEPRECIATION)     (DEPRECIATION) OF INVESTMENTS
                                -------------  ------------       --------------    ------------------------------
 Principal European Equity      $  5,365,235   $          57,488  $      (779,694)                 $                     (722,206)
 Fund, Inc.
 Principal International
 Emerging  Markets Fund, Inc.     24,225,514           1,026,924       (3,769,936)                                     (2,743,012)
 Principal International Fund,   315,508,419           6,128,725      (46,416,339)                                    (40,287,614)
 Inc.
 Principal International          44,271,098           2,711,839       (6,592,141)                                     (3,880,302)
 SmallCap Fund, Inc.
 Principal Pacific Basin Fund,     5,901,969              61,868       (2,059,085)                                     (1,997,217)
 Inc.




The International Growth Funds' investments are with various issuers in various industries. The schedules of investments contained herein summarize concentrations of credit risk by country, issuer and industry.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
5.  INVESTMENT TRANSACTIONS (CONTINUED)



FOREIGN CURRENCY CONTRACTS. . At October 31, 2001, the International Growth Funds owned forward contracts to both purchase and sell foreign currencies at specified future dates at fixed exchange rates. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each fund as an unrealized gain or loss.

When the contract is closed, each fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of each fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.


                                                                                           NET UNREALIZED
                     FOREIGN CURRENCY   CONTRACTS TO                        VALUE AT        APPRECIATION
                    PURCHASE CONTRACTS     DELIVER     IN EXCHANGE FOR  OCTOBER 31, 2001   (DEPRECIATION)
                    ------------------  -------------  ---------------  ----------------  ----------------
 Principal
  European Equity
  Fund, Inc         Euro                    856,339       $774,591          $770,145          $(4,446)
                    British Pounds          165,000        237,216           239,701            2,485
                    Swiss Francs            302,260        186,573           185,282           (1,291)
 Principal Pacific
  Basin Fund, Inc.  Australian Dollar       141,000         69,739            70,915            1,176
                    Hong Kong Dollar      2,146,807        275,062           275,286              224
                    Indian Rupee            935,370         19,000            19,419              419
                    Japanese Yen         35,328,560        289,097           288,881             (216)
                    Korean Won           34,235,170         26,177            26,419              242
                    Singapore Dollar        211,993        117,735           116,441           (1,294)
                    Taiwan Dollar           466,854         13,699            13,520             (179)
                    Thailand Baht           109,348          2,444             2,443               (1)



                                                                                           NET UNREALIZED
                     FOREIGN CURRENCY   CONTRACTS TO                        VALUE AT        APPRECIATION
                      SALE CONTRACTS       DELIVER     IN EXCHANGE FOR  OCTOBER 31, 2001   (DEPRECIATION)
                     -----------------  -------------  ---------------  ----------------  ----------------
 Principal
  European Equity
  Fund, Inc.         Euro                    857,650      $780,319          $771,750          $ 8,569
                     British Pound           197,000       286,245           285,894              351
                     Norwegian Kron          270,000        30,437            30,400               37
                     Swedish Krona         1,299,477       123,502           122,132            1,370
                     Swiss Francs            318,512       192,363           195,180           (2,817)
 Principal Pacific
  Basin Fund, Inc.   Australian Dollar       150,000        78,020            75,584            2,436
                     Hong Kong Dollar      4,314,339       553,477           553,168              309
                     Indian Rupee            894,600        18,000            18,572             (572)
                     Japanese Yen         48,885,727       403,854           401,178            2,676
                     Korean Won          111,342,924        85,149            85,924             (775)
                     Singapore Dollar        211,752       119,396           116,309            3,087
                     Taiwan Dollar         4,825,575       139,395           139,486              (91)
                     Thailand Baht           586,931        12,974            13,114             (140)


                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                                   PRINCIPAL           PRINCIPAL            PRINCIPAL
                                                                EUROPEAN EQUITY  INTERNATIONAL EMERGING   INTERNATIONAL
                                                                   FUND, INC.      MARKETS FUND, INC.      FUND, INC.
                                                                ---------------  ----------------------  ---------------
 YEAR ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A.....................................................     120,915              920,411            11,706,108
  Class B.....................................................      49,154              112,628               938,173
  Class C.....................................................      27,525               14,484                92,062
  Class R.....................................................       5,038               57,305               813,295
 Shares issued in reinvestment of dividends and distributions:
  Class A.....................................................       3,039               15,034             3,532,458
  Class B.....................................................         825                5,430               503,164
  Class C.....................................................         527                  113                10,777
  Class R.....................................................       1,191                3,962               298,843
 Shares redeemed:
  Class A.....................................................     (69,258)            (598,586)          (13,047,684)
  Class B.....................................................      (4,483)             (86,164)           (1,152,760)
  Class C.....................................................     (26,113)             (11,847)              (49,132)
  Class R.....................................................      (1,521)            (354,163)           (1,390,420)
                                                                   -------             --------           -----------
                                       Net Increase (Decrease)     106,839               78,607             2,254,884
                                                                   =======             ========           ===========

                                                                   PRINCIPAL           PRINCIPAL            PRINCIPAL
                                                                EUROPEAN EQUITY  INTERNATIONAL EMERGING   INTERNATIONAL
                                                                   FUND, INC.      MARKETS FUND, INC.      FUND, INC.
                                                                ---------------  ----------------------  ---------------
 PERIODS ENDED OCTOBER 31, 2000:
 Shares sold:
  Class A.....................................................     264,106             1,141,632            8,446,419
  Class B.....................................................     148,752               231,172            1,128,898
  Class C.....................................................     129,605                18,685              118,641
  Class R.....................................................     139,667               177,121            1,350,621
 Shares issued in reinvestment of dividends and distributions:
  Class A.....................................................          --                 2,282            5,592,768
  Class B.....................................................          --                    --              774,031
  Class C.....................................................          --                    --                3,869
  Class R.....................................................          --                   734              363,246
 Shares redeemed:
  Class A.....................................................      (6,088)             (663,904)         (10,962,606)
  Class B.....................................................         (19)             (107,073)          (1,209,501)
  Class C.....................................................          --                (1,552)             (16,843)
  Class R.....................................................        (234)              (69,533)            (746,783)
                                                                   -------             ---------          -----------
                                       Net Increase (Decrease)     675,789               729,564            4,842,760
                                                                   =======             =========          ===========

6.  CAPTIAL SHARE TRANSACTIONS (CONTINUED)



                                                PRINCIPAL           PRINCIPAL
                                              INTERNATIONAL          PACIFIC
                                           SMALLCAP FUND, INC.   BASIN FUND, INC.
                                           -------------------  ------------------
 YEAR ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A................................       2,894,244            226,920
  Class B................................         222,283             23,731
  Class C................................          73,063              3,371
  Class R................................         100,047             21,653
 Shares issued in reinvestment of
 dividends and distributions:
  Class A................................         421,102              3,083
  Class B................................         151,545              2,196
  Class C................................           6,613              1,782
  Class R................................          51,917              1,947
 Shares redeemed:
  Class A................................      (2,399,110)          (151,025)
  Class B................................        (188,022)            (3,284)
  Class C................................         (73,724)            (1,985)
  Class R................................        (359,569)            (3,311)
                                               ----------           --------
                  Net Increase (Decrease)         900,389            125,078
                                               ==========           ========

                                             PRINCIPAL           PRINCIPAL
                                           INTERNATIONAL          PACIFIC
                                        SMALLCAP FUND, INC.   BASIN FUND, INC.
                                        -------------------  ------------------
 PERIODS ENDED OCTOBER 31, 2000:
 Shares sold:
  Class A.............................       1,630,160            221,755
  Class B.............................         445,407            157,123
  Class C.............................          37,577            127,791
  Class R.............................         281,773            131,719
 Shares issued in reinvestment of
 dividends and distributions:
  Class A.............................         107,474                 --
  Class B.............................          39,637                 --
  Class C.............................             576                 --
  Class R.............................           8,796                 --
 Shares redeemed:
  Class A.............................      (1,142,271)            (5,827)
  Class B.............................        (454,925)              (635)
  Class C.............................          (5,735)                --
  Class R.............................        (167,537)              (521)
                                            ----------            -------
               Net Increase (Decrease)         780,932            631,405
                                            ==========            =======


                                      165



                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL EUROPEAN EQUITY FUND, INC.

                                OCTOBER 31, 2001


                                               Shares
                                                Held              Value
-------------------------------------------------------------------------------
COMMON STOCKS (95.14%)
ADVERTISING SERVICES (1.43%)
                                                                 $
 Aegis Group                                   56,576             69,937
AEROSPACE & DEFENSE (2.63%)
 BAE Systems                                   26,451            128,290
APPLICATIONS SOFTWARE (0.07%)
 Aldata Solution Oyj /1/                        2,339              3,455
AUTO-CARS & LIGHT TRUCKS (4.99%)
 Bayerische Motoren Werke                       4,182            124,302
 PSA Peugeot Citroen                            2,927            119,031
                                                                 243,333
BLDG&CONSTRUCT PROD MISC (1.97%)
 CRH                                            6,205             96,016
CELLULAR TELECOMMUNICATIONS (4.22%)
 Vodafone Group                                89,046            205,904
COMMERCIAL BANKS (2.48%)
 Nordea                                        25,237            111,771
 Nordea                                         2,067              9,197
                                                                 120,968
ELECTRONIC COMPONENTS-MISCELLANEOUS (4.27%)
 Koninklijke Philips Electronics                9,155            208,127
FOOD-CATERING (1.20%)
 Compass Group /1/                              8,055             58,425
FOOD-MISCELLANEOUS/DIVERSIFIED (4.13%)
 Groupe Danone                                    882            102,083
 Nestle                                           480             99,651
                                                                 201,734
FOOD-RETAIL (2.97%)
 Koninklijke Ahold                              2,156             60,704
 Tesco                                         24,018             84,442
                                                                 145,146
GAS-TRANSPORTATION (1.06%)
 Lattice Group                                 23,036             51,843
HUMAN RESOURCES (1.69%)
 Adecco                                         1,863             82,488
MACHINERY-ELECTRICAL (1.01%)
 Schneider Electric                             1,232             49,358
MEDICAL-BIOMEDICAL/GENE (0.07%)
 Oxford Glycosciences /1/                         479              3,135
MEDICAL-DRUGS (12.64%)
 Aventis                                        2,603            191,665
 GlaxoSmithKline /1/                            9,669            259,999
 Pharmacia                                      1,939             77,671
 Sanofi-Synthelabo                              1,126             74,289
 Serono                                            17             13,441
                                                                 617,065
MONEY CENTER BANKS (9.75%)
 Banco Bilbao Vizcaya Argentaria                7,368             82,490
 Barclays                                       4,932            148,186
 Bayerische Hypo-und Vereinsbank                1,727             52,421
                                               Shares
                                                Held              Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MONEY CENTER BANKS (CONTINUED)
                                                                 $
 Deutsche Bank                                  2,077            115,051
 UBS                                            1,673             77,815
                                                                 475,963
MORTGAGE BANKS (2.62%)
 Abbey National                                 8,595            127,872
MULTI-LINE INSURANCE (6.40%)
 Allianz                                          101             23,734
 CGNU                                           7,497             89,676
 ING Groep                                      7,975            198,972
                                                                 312,382
MULTIMEDIA (2.04%)
 Pearson                                        8,296             99,596
OIL COMPANY-INTEGRATED (10.63%)
 Royal Dutch Petroleum                          2,227            113,331
 Shell Transport & Trading                     14,706            110,249
 TotalFinaElf                                   2,101            295,210
                                                                 518,790
PAPER & RELATED PRODUCTS (1.84%)
 Norske Skogindustrier                          1,747             27,342
 Stora Enso Oyj                                 5,152             62,645
                                                                  89,987
REINSURANCE (0.26%)
 Swiss Reinsurance                                123             12,655
RETAIL-APPAREL & SHOE (1.21%)
 Debenhams                                     11,312             59,018
SEMICONDUCTOR EQUIPMENT (1.29%)
 ASM Lithography Holding /1/                    4,381             63,135
SOAP & CLEANING PRODUCTS (1.56%)
 Reckitt Benckiser                              5,433             75,931
TELECOMMUNICATION EQUIPMENT (2.59%)
 Nokia                                          6,036            126,293
TELEPHONE-INTEGRATED (5.65%)
 British Telecommunications                    22,092            111,807
 Telecom Italia                                 5,551             46,348
 Telefonica                                     9,787            117,594
                                                                 275,749




                                                    Shares

                                                     Held               Value

---------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

WATER (2.47%)

 Suez                                                3,828               120,434
                                      TOTAL COMMON STOCKS              4,643,029
                                                                      ----------



                     TOTAL PORTFOLIO INVESTMENTS (95.14%)              4,643,029
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (4.86%)                                                                 237,329
                               TOTAL NET ASSETS (100.00%)             $4,880,358

                                                                      ------------

See accompanying notes.

                      PRINCIPAL EUROPEAN EQUITY FUND, INC.

                                OCTOBER 31, 2001


/.1 /Non-income producing security


               INVESTMENTS BY COUNTRY
 Country                    Value          Percentage of
                                            Total Value
------------------------------------------------------------
                           $
 Finland                   192,393              4.14%
 France                    952,070             20.50
 Germany                   315,508              6.79
 Ireland                    96,016              2.07
 Italy                      46,348              1.00
 Netherlands               644,269             13.88
 Norway                     27,342              0.59
 Spain                     200,084              4.31
 Sweden                    120,968               2.61
 Switzerland               286,049               6.16
 United Kingdom            1,684,311             36.28
 United States             77,671                1.67
              TOTAL        $4,643,029            100.00%
                           ------------          ---------

  .

See accompanying notes.

                                      167



                            SCHEDULE OF INVESTMENTS
              PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

                                OCTOBER 31, 2001

                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (92.24%)
ADVERTISING AGENCIES (1.24%)
                                                                             $
 Cheil Communications                                       3,040                269,961
AEROSPACE & DEFENSE (1.14%)
 Empresa Bras de Aeronautica                               14,500                248,820
AGRICULTURAL OPERATIONS (0.90%)
 Bunge                                                     11,162                196,674
AIRLINES (0.25%)
 China Southern Airlines /1/                              222,000                 55,500
AIRPORT DEVELOPMENT & MAINTENANCE (0.63%)
 Grupo Aeroportuario de Sureste /1/                        11,180                137,514
APPLICATIONS SOFTWARE (0.08%)
 Satyam Computer Services                                   6,010                 17,570
AUDIO & VIDEO PRODUCTS (0.42%)
 Vestel Elektronik Sanayi                              52,488,000                 90,724
AUTO-CARS & LIGHT TRUCKS (1.44%)
 Hyundai Motor                                             15,010                241,087
 Tofas Turk Otomobil Fabrik                            11,906,000                 73,337
                                                                                 314,424
BEVERAGES-NON-ALCOHOLIC (0.67%)
 Coca-Cola Femsa                                            7,296                146,577
BREWERY (3.69%)
 Companhia de Bebidas das Americas                          7,060                114,655
 Grupo Modelo                                              63,000                144,358
 Hite Brewery                                               9,471                343,735
 South African Brewery                                     32,261                201,217
                                                                                 803,965
BROADCASTING SERVICES & PROGRAMMING (0.46%)
 Grupo Televisa                                             3,320                101,094
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.96%)
 Cemex                                                     93,190                427,977
BUILDING-HEAVY CONSTRUCTION (1.12%)
 IJM                                                      222,000                244,197
BUILDING-RESIDENTIAL & COMMERCIAL (1.26%)
 Hyundai Development                                       56,070                274,072
CASINO HOTELS (0.88%)
 Genting Berhad                                            78,600                192,361
CELLULAR TELECOMMUNICATIONS (4.41%)
 Advanced Info Service Public                             139,000                129,020
 America Movil /1/                                         24,180                362,700
 China Mobile                                              94,850                287,590
 Vimpel Communications /1/                                  9,160                181,368
                                                                                 960,678
COMMERCIAL BANKS (5.77%)
 Banco Bradesco                                            44,739                170,567
 Banco Latinoamericano de Exportaciones                     3,746                109,308
 Banco Santander                                           13,430                216,895
 Bank Sinopac                                             274,461                110,500
 Chinatrust Commercial Bank                               244,507                123,935
 H&CB                                                       7,459                192,955
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                             $
 OTP Bank                                                   6,310                332,129
                                                                               1,256,289
COMMERCIAL SERVICES (0.56%)
 Cosco Pacific                                            230,000                120,897
DISTRIBUTION/WHOLESALE (1.45%)
 Esprit Holdings                                          300,541                315,953
DIVERSIFIED FINANCIAL SERVICES (1.21%)
 FirstRand                                                179,800                146,093
 Shinhan Financial Group                                   13,600                117,096
                                                                                 263,189
DIVERSIFIED MINERALS (3.21%)
 Anglo American                                            14,093                181,781
 Antofagasta                                               32,827                205,283
 BHP Billiton                                              72,937                312,564
                                                                                 699,628
DIVERSIFIED OPERATIONS (2.65%)
 Beijing Enterprises                                      222,000                276,077
 Grupo Carso                                               83,700                204,545
 Larsen & Toubro /2/                                       13,460                 95,970
                                                                                 576,592
ELECTRIC-GENERATION (2.08%)
 CEZ                                                       72,500                148,352
 Huaneng Power International                              496,500                305,539
                                                                                 453,891
ELECTRIC-INTEGRATED (3.26%)
 Empresa Nacional de Electricidad                          30,196                262,705
 Korea Electric Power                                      13,620                118,630
 Unified Energy Systems                                    33,530                328,930
                                                                                 710,265
ELECTRONIC COMPONENTS-MISCELLANEOUS (3.60%)
 Asustek Computer                                          33,850                115,693
 Procomp Informatics /1/                                    1,204                  1,360
 Samsung Electronics                                        3,910                523,849
 Yageo                                                    244,500                142,345
                                                                                 783,247
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.55%)
 MediaTek                                                  14,000                120,435
FINANCE-CONSUMER LOANS (0.36%)
 African Bank Investments                                  85,468                 79,327
FINANCE-INVESTMENT BANKER & BROKER (0.63%)
 Samsung Securities                                         5,300                137,309
FINANCE-OTHER SERVICES (1.49%)
 Grupo Financiero BBVA Bancomer                           428,430                323,684
FOOD-MEAT PRODUCTS (0.60%)
 People's Food Holdings                                   279,330                131,680
FOOD-MISCELLANEOUS/DIVERSIFIED (0.29%)
 Indofood Sukses Makmur                                   986,500                 63,569
FOOD-RETAIL (0.46%)
 Migros Turk                                            1,606,000                 99,933
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GAS-DISTRIBUTION (2.45%)
 Hong Kong & China Gas                                    257,000                321,250
 OAO Gazprom                                               24,680                212,248
                                                                                 533,498
INTERNET SECURITY (0.49%)
                                                                             $
 Check Point Software Technologies /1/                      3,614                106,685
MEDICAL-DRUGS (2.81%)
 Dr. Reddy's Laboratories /1/                               7,047                175,470
 Gedeon Richter                                             1,108                 60,218
 Ranbaxy Laboratories                                      17,400                257,592
 Teva Pharmaceutical Industries                             1,908                117,915
                                                                                 611,195
METAL-ALUMINUM (1.43%)
 Hindalco Industries /2/                                   25,500                310,590
MONEY CENTER BANKS (2.22%)
 HDFC Bank                                                 12,279                186,886
 State Bank of India /2/                                   20,107                163,872
 United Overseas Bank                                      23,630                132,119
                                                                                 482,877
OIL COMPANY-EXPLORATION & PRODUCTION (0.45%)
 CNOOC /1/                                                  4,970                 97,561
OIL COMPANY-INTEGRATED (6.66%)
 OAO Lukoil Holding /1/                                     2,291                101,677
 Petroleo Brasileiro                                        7,454                149,080
 Sasol                                                     36,200                316,023
 Surgutneftegaz                                            34,148                433,167
 YUKOS                                                      8,051                450,164
                                                                               1,450,111
PAPER & RELATED PRODUCTS (2.49%)
 Aracruz Celulose                                           7,133                124,827
 Sappi                                                     42,905                400,499
 Sappi                                                      1,752                 16,714
                                                                                 542,040
PETROCHEMICALS (0.99%)
 IOI Berhad                                               246,000                216,219
PLATINUM (1.60%)
 Anglo American Platinum                                    8,230                269,056
 Northam Platinum                                          70,200                 79,677
                                                                                 348,733
REAL ESTATE MANAGEMENT/SERVICES (0.25%)
 SM Prime Holdings                                        511,800                 55,170
REAL ESTATE OPERATOR & DEVELOPER (0.65%)
 Consorcio ARA /1/                                        103,200                140,545
RETAIL-CONSUMER ELECTRONICS (0.40%)
 Grupo Elektra                                             17,443                 87,041
RETAIL-CONVENIENCE STORE (0.68%)
 President Chain Store                                     79,874                149,222
RETAIL-DISCOUNT (0.82%)
 Walmart de Mexico                                         75,800                179,423
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-MAJOR DEPARTMENT STORE (0.85%)
 Shinsegae Department Store                                 2,600                184,510
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (5.01%)
 Taiwan Semiconductor Manufacturing                       363,496                642,238
 Taiwan Semiconductor Manufacturing                            53                    684
 United Microelectronics /1/                              544,970                448,288
                                                                               1,091,210
SEMICONDUCTOR EQUIPMENT (0.40%)
 ASE Test /1/                                              10,680                 87,896
SHIPBUILDING (0.61%)
                                                                             $
 Samsung Heavy Industries                                  46,830                132,354
TELECOMMUNICATION SERVICES (3.98%)
 Korea Telecom                                             10,152                211,568
 SK Telecom                                                   329                 62,370
 SK Telecom                                                17,528                369,490
 Videsh Sanchar Nigam                                      23,005                223,149
                                                                                 866,577
TELEPHONE-INTEGRATED (4.04%)
 Matav                                                     33,642                105,176
 Telefonos de Mexico                                       22,738                774,456
                                                                                 879,632
TEXTILE-PRODUCTS (0.86%)
 Texwinca Holdings                                        512,000                187,077
TOBACCO (3.38%)
 Korea Tobacco & Ginseng /1/ /2/                           10,058                 74,530
 Korea Tobacco & Ginseng                                   12,640                179,595
 Philip Morris                                              1,090                199,559
 PT Hanjaya Mandala Sampoerna                             216,000                 61,862
 Souza Cruz                                                47,800                220,465
                                                                                 736,011
                                             TOTAL COMMON STOCKS              20,094,173

                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS (2.98%)
COMMERCIAL BANKS (0.49%)
 Banco Itau                                             1,669,000                106,466
DIVERSIFIED MINERALS (0.95%)
 Cia Vale Do Rio Doce                                       9,867                206,662
STEEL-SPECIALTY (0.69%)
 Gerdau                                                21,278,631                149,587
TELEPHONE-INTEGRATED (0.85%)
 Tele Norte Leste Participacoes                        11,605,185                185,614
                                          TOTAL PREFERRED STOCKS                 648,329

                                                       Principal
                                                         Amount                 Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.40%)
DIVERSIFIED FINANCIAL SERVICES (3.40%)
 General Electric Capital                              10,000,000
                                                       $                     $
  2.64%; 11/01/01                                         740,000                740,000
                                          TOTAL COMMERCIAL PAPER                 740,000

                            TOTAL PORTFOLIO INVESTMENTS (98.62%)              21,482,502
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES (1.38%)                   300,724
                                      TOTAL NET ASSETS (100.00%)             $21,783,226
                                                                             -------------

See accompanying notes.

              PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

                                OCTOBER 31, 2001

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
              PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

                                OCTOBER 31, 2001


/1 /Non-income producing security.
/2 /Restricted Security - The fund held securities, which were purchased in private placement transactions and may require registration, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $644,962 or 2.96% of net assets.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                          $
 Brazil                     1,873,418              8.72%
 Chile                        262,705              1.22
 China                        361,038              1.68
 Czech Republic               148,352              0.69
 Hong Kong                  1,606,406              7.48
 Hungary                      497,523              2.32
 India                      1,632,317              7.60
 Indonesia                    125,431              0.58
 Israel                       224,600              1.04
 Korea                      3,433,112             15.98
 Malaysia                     652,777              3.04
 Mexico                     2,883,336             13.42
 Panama                       109,308              0.51
 Philippines                   55,170              0.26
 Russia                     1,707,554              7.95
 Singapore                    263,799              1.23
 South Africa               1,307,388              6.09
 Taiwan                     1,942,596              9.04
 Thailand                     129,020              0.60
 Turkey                       263,994              1.23
 United Kingdom               699,628              3.26
 United States              1,303,030              6.06
             TOTAL        $21,482,502            100.00%
                          -------------          ---------

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL INTERNATIONAL FUND, INC.

                                OCTOBER 31, 2001

                                                    Shares
                                                     Held                  Value
------------------------------------------------------------------------------------------
COMMON STOCKS (95.51%)
ADVERTISING SERVICES (1.27%)
                                                                        $
 Havas Advertising                                   116,459                865,381
 WPP Group                                           293,428              2,641,473
                                                                          3,506,854
AEROSPACE & DEFENSE (1.18%)
 BAE Systems                                         668,769              3,243,590
AUDIO & VIDEO PRODUCTS (0.81%)
 Pioneer                                             116,260              2,232,025
AUTO-CARS & LIGHT TRUCKS (2.81%)
 Bayerische Motoren Werke                             96,939              2,881,327
 Honda Motor                                          61,676              2,211,982
 Nissan Motor                                        378,970              1,671,858
 PSA Peugeot Citroen                                  23,927                973,030
                                                                          7,738,197
BEVERAGES-WINE & SPIRITS (1.08%)
 Diageo                                              298,415              2,983,646
BREWERY (1.05%)
 Interbrew /1/                                       111,540              2,897,384
BROADCASTING SERVICES & PROGRAMMING (0.45%)
 Grupo Televisa                                       40,599              1,236,240
BUILDING PRODUCTS-CEMENT & AGGREGATE (2.26%)
 Cemex                                               148,400                681,529
 Lafarge                                              62,196              5,529,168
                                                                          6,210,697
CELLULAR TELECOMMUNICATIONS (4.00%)
 America Movil /1/                                   154,053              2,310,795
 China Mobile /1/                                    377,710              1,145,236
 NTT DoCoMo                                              114              1,546,015
 Vodafone Group                                    2,600,254              6,012,664
                                                                         11,014,710
CHEMICALS-DIVERSIFIED (2.51%)
 Akzo Nobel                                          127,583              5,234,333
 DSMA                                                 51,620              1,680,763
                                                                          6,915,096
COMMERCIAL BANKS (1.82%)
 Julius Baer Holding                                   4,230              1,292,651
 Nordea                                              836,810              3,706,111
                                                                          4,998,762
DISTRIBUTION-WHOLESALE (0.32%)
 Buhrmann                                            139,594                881,384
DIVERSIFIED FINANCIAL SERVICES (2.14%)
 Fortis                                              248,976              5,897,846
DIVERSIFIED MINERALS (0.89%)
 BHP Billiton                                        573,171              2,438,171
DIVERSIFIED OPERATIONS (0.49%)
 Citic Pacific                                       651,800              1,337,026
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.83%)
 Vivendi Universal                                    49,049              2,292,861
                                                    Shares
                                                     Held                  Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DRUG DELIVERY SYSTEMS (1.22%)
                                                                        $
 Elan /1/                                             73,461              3,353,495
ELECTRIC PRODUCTS-MISCELLANEOUS (0.51%)
 Sharp                                               136,900              1,415,918
ELECTRIC-INTEGRATED (2.74%)
 E.On AG                                              48,016              2,486,760
 Scottish & Southern Energy                          156,200              1,499,267
 Scottish Power /1/                                  391,078              2,246,542
 Tokyo Electric Power                                 52,927              1,314,473
                                                                          7,547,042
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.72%)
 Flextronics International /1/                        84,716              1,685,849
 Koninklijke Philips Electronics                      61,483              1,397,734
 Samsung Electronics                                  12,212              1,636,125
                                                                          4,719,708
ELECTRONIC CONNECTORS (0.51%)
 Hon Hai Precision Industry                          377,000              1,397,712
FABRICATED STRUCTURAL METAL PRODUCTS (0.33%)
 Usinor                                               85,107                896,874
FINANCE-INVESTMENT BANKER & BROKER (1.36%)
 Nomura Securities                                   284,040              3,735,994
FOOD-DAIRY PRODUCTS (0.26%)
 Numico                                               27,269                712,274
FOOD-MISCELLANEOUS/DIVERSIFIED (2.51%)
 Nestle                                               24,947              5,179,149
 Unilever                                             33,184              1,739,530
                                                                          6,918,679
FOOD-RETAIL (1.90%)
 Koninklijke Ahold                                    93,158              2,622,946
 Safeway                                             514,150              2,613,310
                                                                          5,236,256
GAS-DISTRIBUTION (0.73%)
 Centrica                                            633,096              2,016,358
INTERNET SECURITY (0.73%)
 Check Point Software Technologies /1/                68,121              2,010,932
INVESTMENT COMPANIES (0.72%)
 Investor                                            202,129              1,976,663
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.90%)
 Amvescap                                            207,235              2,471,331
MACHINERY-ELECTRICAL (0.82%)
 Schneider Electric                                   56,258              2,253,872
MEDICAL-DRUGS (8.71%)
 Aventis                                              99,619              7,335,169
 Biovail /1/                                          11,329                535,409
 Biovail /1/                                          24,466              1,152,983
 GlaxoSmithKline /1/                                 172,875              4,648,610
 Novartis                                             88,461              3,312,750
 Schering                                             92,762              4,762,392
                                                    Shares
                                                     Held                  Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                        $
 Takeda Chemical Industries                           45,539              2,206,170
                                                                         23,953,483
METAL-ALUMINUM (1.39%)
 Alcan                                               125,501              3,834,056
MONEY CENTER BANKS (12.33%)
 ABN AMRO Holding                                    151,380              2,312,461
 Barclays                                             88,157              2,648,751
 BNP Paribas                                          53,457              4,448,942
 Canadian Imperial Bank of Commerce                   18,706                574,880
 Credit Suisse Group                                 140,704              5,144,240
 Deutsche Bank                                        54,084              2,995,878
 Royal Bank of Canada                                140,370              4,140,499
 San Paolo-IMI                                       171,565              1,803,349
 Standard Chartered                                  246,887              2,466,658
 Sumitomo Mitsui Banking                             193,311              1,195,510
 UBS                                                 133,379              6,203,769
                                                                         33,934,937
MORTGAGE BANKS (0.60%)
 Abbey National                                      110,091              1,637,878
MULTI-LINE INSURANCE (5.20%)
 Assurances Generales de France                       40,799              1,885,155
 ING Groep                                           270,873              6,758,116
 Riunione Adriatica di Sicurta                       335,900              4,032,927
 Royal & Sun Alliance Insurance Group                298,608              1,628,496
                                                                         14,304,694
MULTIMEDIA (0.36%)
 News                                                 36,414              1,002,113
OFFICE AUTOMATION & EQUIPMENT (0.56%)
 Canon                                                52,496              1,526,782
OIL COMPANY-INTEGRATED (7.45%)
 BP Amoco                                            500,121              4,040,296
 ENI SPA                                             418,938              5,252,537
 Shell Transport & Trading                           555,688              4,165,947
 TotalFinaElf                                         50,136              7,044,569
                                                                         20,503,349
OIL REFINING & MARKETING (0.64%)
 Statoil /1/                                         252,321              1,747,208
PAPER & RELATED PRODUCTS (1.00%)
 Stora Enso Oyj                                      114,200              1,388,609
 UPM-Kymmene Oyj                                      41,830              1,360,114
                                                                          2,748,723
PUBLIC THOROUGHFARES (1.32%)
 Brisa-Auto Estradas de Portugal                     405,766              3,618,187
REAL ESTATE MGMNT/SERVICE (0.26%)
 Mitsubishi Estate                                    73,110                714,944
REINSURANCE (2.71%)
 Muenchener Rueckversicherungs-Gesellschaft           28,200              7,442,124
                                                    Shares
                                                     Held                  Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (0.33%)
                                                                        $
 Matalan /1/                                         172,485                908,059
RETAIL-BUILDING PRODUCTS (0.54%)
 Kingfisher                                          318,563              1,482,514
RETAIL-MAJOR DEPARTMENT STORE (1.47%)
 Metro                                               121,749              4,057,395
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.21%)
 Taiwan Semiconductor Manufacturing                  934,400              1,650,931
 United Microelectronics /1/                       2,029,800              1,669,698
                                                                          3,320,629
TELECOMMUNICATION EQUIPMENT (0.25%)
 Spirent                                             396,048                673,888
TELECOMMUNICATION SERVICES (1.75%)
 Amdocs /1/                                           85,545              2,233,580
 Korea Telecom                                        72,921              1,519,673
 Telstra                                             425,700              1,067,597
                                                                          4,820,850
TELEPHONE-INTEGRATED (1.40%)
 British Telecommunications                          238,700              1,208,052
 Swisscom                                              2,913                809,018
 Telecom Italia                                      186,489              1,557,088
 Telefonica                                           21,948                263,713
                                                                          3,837,871
TELEVISION (0.90%)
 Granada                                           1,317,558              2,481,381
TOYS (1.48%)
 Nintendo                                             12,400              1,912,601
 Sega /1/                                            111,059              2,163,929
                                                                          4,076,530
TRANSPORT-RAIL (1.00%)
 East Japan Railway                                      473              2,755,190
WATER (0.83%)
 Suez                                                 72,791              2,290,110
WATER TREATMENT SYSTEMS (0.71%)
 Vivendi Environnement /1/                            50,518              1,943,372
WIRE & CABLE PRODUCTS (0.24%)
 Futukawa Electric                                   116,500                671,941
                                        TOTAL COMMON STOCKS             262,775,805




                                      171

See accompanying notes.


                      SCHEDULE OF INVESTMENTS (CONTINUED)
                       PRINCIPAL INTERNATIONAL FUND, INC.

                                OCTOBER 31, 2001


----------------------------------------------------------------------------------
                                                       Principal
                                                         Amount                 Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.52%)
DIVERSIFIED FINANCIAL SERVICES (1.19%)
 General Electric Capital
   2.64%; 11/01/01                                      $3,280,000             $3,280,000

TOBACCO (3.33%)
 Phillip Morris
   2.45%; 11/01/01                                       9,165,000              9,165,000
                                                                             -------------
                                          TOTAL COMMERCIAL PAPER               12,445,000
                                                                             -------------
                            TOTAL PORTFOLIO INVESTMENTS (100.03%)             275,220,805
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (-0.03%)                   (81,356)
                                      TOTAL NET ASSETS (100.00%)             $275,139,449
                                                                             -------------


/1 /Non-income producing security.


                 INVESTMENTS BY COUNTRY
 Country                     Value             Percentage of
                                                Total Value
----------------------------------------------------------------
                          $
 Australia                   2,069,710              0.75%
 Belgium                     2,897,384              1.05
 Canada                      9,702,418              3.53
 Finland                     2,748,723              1.00
 France                     37,758,502             13.72
 Germany                    24,625,877              8.95
 Hong Kong                   2,482,262              0.90
 Israel                      4,244,512              1.54
 Italy                      12,645,900              4.60
 Japan                      27,275,333              9.91
 Korea                       3,155,799              1.15
 Mexico                      4,228,564              1.54
 Netherlands                29,237,387             10.62
 Norway                      1,747,208              0.63
 Portugal                    3,618,187              1.31
 Spain                         263,712              0.10
 Sweden                      5,682,774              2.07
 Switzerland                21,941,578              7.97
 Taiwan                      4,718,341              1.71
 United Kingdom             59,510,377             21.62
 United States              14,666,257              5.33
             TOTAL        $275,220,805            100.00%
                          --------------          ---------

                                      173

See accompanying notes.




                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2001

                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (96.37%)
ADVERTISING SERVICES (1.01%)
                                                                             $
 Cordiant Communications Group                            186,600                229,310
 Incepta Group                                            392,720                185,618
                                                                                 414,928
AGRICULTURAL CHEMICALS (0.51%)
 Agrium                                                    22,110                210,425
AGRICULTURAL OPERATIONS (1.60%)
 Hokuto                                                    15,200                658,143
AIRLINES (2.93%)
 easyJet /1/                                              110,258                602,909
 Ryanair Holdings /1/                                       4,235                197,944
 Westjet Airlines /1/                                      38,591                401,331
                                                                               1,202,184
ALTERNATIVE WASTE TECHNOLOGIES (0.70%)
 Renewable Energy /1/                                     446,881                288,635
AUTO-CARS & LIGHT TRUCKS (0.56%)
 Denway Motors                                            693,800                231,267
BEVERAGES-NON-ALCOHOLIC (1.12%)
 Cott                                                      32,740                461,818
BEVERAGES-WINE & SPIRITS (0.67%)
 Davide Campari                                            12,495                275,166
BREWERY (1.82%)
 Molson                                                    48,409                747,525
BROADCASTING SERVICES & PROGRAMMING (0.78%)
 HIT Entertainment                                         70,200                321,079
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.68%)
 Amec                                                     113,970                687,848
BUILDING PRODUCTS-DOORS & WINDOWS (1.34%)
 Royal Group Technologies                                  36,495                549,978
BUILDING-HEAVY CONSTRUCTION (2.20%)
 Grupo Dragados                                            61,525                747,556
 Technip-Coflexip                                           1,371                155,141
                                                                                 902,697
BUILDING-RESIDENTIAL & COMMERCIAL (1.44%)
 Persimmon                                                131,800                589,406
CASINO SERVICES (0.98%)
 Aristocrat Leisure                                       121,200                400,582
CHEMICALS-SPECIALTY (0.86%)
 Gurit-Heberlein                                              539                353,194
COMMERCIAL BANKS (7.42%)
 Anglo Irish Bank                                         286,700                870,238
 HKCB Bank Holding                                        796,000                324,013
 KorAm Bank                                                76,660                463,512
 Suncorp-Metway                                            87,910                594,238
 Union Bank of Norway                                      28,280                794,449
                                                                               3,046,450
COMMERCIAL SERVICE-FINANCE (1.64%)
 Baycorp Holdings                                         137,400                672,272
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICES (1.62%)
                                                                             $
 Mayne Nickless                                           177,430                667,007
COMPUTER & DATA PROCESSING SERVICES (0.00%)
 C.Rel                                                     70,000                      -
CONTAINERS-PAPERPLASTIC (1.60%)
 Huhtamaki Oyj                                             20,300                658,232
DECISION SUPPORT SOFTWARE (2.33%)
 Theil Logistik                                            50,920                955,340
DISTRIBUTION/WHOLESALE (1.76%)
 Esprit Holdings                                          688,451                723,756
DIVERSIFIED MANUFACTURING OPERATIONS (0.52%)
 Southcorp                                                 58,020                213,399
EDUCATIONAL SOFTWARE (0.88%)
 Riverdeep Group /1/                                       19,501                361,939
ELECTRIC-GENERATION (1.09%)
 Energy Developments                                      107,516                447,584
ELECTRONIC COMPO-MISC. (0.27%)
 Dianippon Screen Manufacturing                            38,000                111,760
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.70%)
 Funkwerk                                                   5,480                128,332
 Venture Manufacturing                                    108,000                571,287
                                                                                 699,619
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.29%)
 Nippon Foundry                                                20                120,910
ENERGY-ALTERNATE SOURCES (0.95%)
 Grupo Auxiliar Metalurgico /1/                            29,409                389,384
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (4.50%)
 Fugro                                                     13,199                674,663
 JGC                                                       37,000                262,979
 Kyowa Exeo                                                66,000                466,403
 Takuma                                                    53,000                445,546
                                                                               1,849,591
FINANCE-INVESTMENT BANKER & BROKER (4.45%)
 Close Brothers Group                                      75,122                792,459
 D Carnegie /1/                                            20,930                206,647
 OSK Holdings Berhad                                          666                    296
 Van Der Moolen Holding                                    34,310                826,656
                                                                               1,826,058
FINANCE-LEASING COMPANY (0.61%)
 Grenkeleasing /1/                                         14,300                251,160
FINANCE-OTHER SERVICES (1.29%)
 Aberdeen Asset Management                                116,009                531,442
FOOD-MISCELLANEOUS/DIVERSIFIED (0.54%)
 Nong Shim                                                  4,910                221,803
FOOD-WHOLESALE/DISTRIBUTION (1.51%)
 Fyffes                                                   564,900                620,743
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOTELS & MOTELS (1.16%)
                                                                             $
 Hotel Shilla                                              96,900                474,398
INSTRUMENTS-SCIENTIFIC (0.81%)
 Leica Geosystems /1/                                       3,450                333,823
INSURANCE BROKERS (1.36%)
 Jardine Lloyd Thompson Group                              65,588                560,385
INVESTMENT COMPANIES (1.70%)
 Macquarie Infrastructure Group                           363,889                697,750
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.47%)
 CI Fund Management /1/                                    34,700                193,993
LEISURE & RECREATION PRODUCTS (0.88%)
 Ferretti /1/                                              74,800                201,106
 Sammy                                                      5,700                159,724
                                                                                 360,830
LIFE & HEALTH INSURANCE (2.33%)
 Industrial-Alliance Life Insurance /1/                    38,370                957,678
MACHINERY-CONSTRUCTION & MINING (0.50%)
 Palfinger                                                 10,095                203,219
MACHINERY-GENERAL INDUSTRY (0.24%)
 Pinguely-Haulotte                                         12,211                 99,536
MARINE SERVICES (1.76%)
 IHC Caland                                                14,510                724,685
MEDICAL INSTRUMENTS (1.23%)
 Colin                                                      5,520                505,077
MEDICAL LABORATORY & TESTING SERVICE (1.19%)
 Unilabs                                                   17,100                486,956
MEDICAL LASER SYSTEMS (2.12%)
 Lumenis                                                   43,678                869,192
MEDICAL-BIOMEDICAL/GENE (2.92%)
 Novozymes                                                 33,790                682,511
 PerBio Science /1/                                        38,720                517,005
                                                                               1,199,516
MEDICAL-DRUGS (1.14%)
 Biovail /1/                                                6,050                285,923
 Sanochemia Pharmazeutika /1/                              10,550                181,210
                                                                                 467,133
METAL-DIVERSIFIED (0.62%)
 Outokumpu                                                 31,200                252,917
MISCELLANEOUS MANUFACTURERS (0.00%)
 YBM Magnex International /1/                              28,300                      -
OFFICE SUPPLIES & FORMS (1.29%)
 Corporate Express Australia                              211,692                529,933
OIL COMPANY-INTEGRATED (0.33%)
 Fred. Olsen Energy /1/                                    26,300                136,217
OIL-FIELD SERVICES (1.18%)
 Farstad Shipping                                          53,520                207,898
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL-FIELD SERVICES (CONTINUED)
                                                                             $
 Smedvig                                                   32,950                274,539
                                                                                 482,437
PAPER & RELATED PRODUCTS (3.02%)
 Assidoman                                                 28,700                731,344
 Holmen                                                    23,690                510,119
                                                                               1,241,463
PHYSICIAN PRACTICE MANAGEMENT (1.20%)
 Nestor Healthcare Group                                   65,675                494,270
POWER CONVERTER & SUPPLY EQUIPMENT (0.82%)
 NEG Micon                                                 12,240                334,576
PROPERTY & CASUALTY INSURANCE (0.11%)
 QBE Insurance Group                                       13,147                 45,973
REAL ESTATE OPERATOR & DEVELOPER (1.75%)
 Green Property                                           131,050                717,663
RENTAL AUTO & EQUIPMENT (0.69%)
 Ashtead Group                                            267,700                284,201
RETAIL-APPAREL & SHOE (0.85%)
 Cortefiel                                                 64,830                350,354
RETAIL-COMPUTER EQUIPMENT (1.48%)
 Electronics Boutique                                     369,628                607,432
RETAIL-CONSUMER ELECTRONICS (1.35%)
 Yamada Denki                                               8,480                554,226
RETAIL-MAJOR DEPARTMENT STORE (0.58%)
 Shinsegae Department Store                                 3,360                238,443
SEMICONDUCTOR EQUIPMENT (1.53%)
 ASE Test /1/                                              42,800                352,244
 BE Semiconductor /1/                                      43,090                275,559
                                                                                 627,803
SHIPBUILDING (0.89%)
 Samsung Heavy Industries                                 128,660                363,626
TELECOMMUNICATION EQUIPMENT (0.90%)
 Tandberg                                                   6,560                117,810
 Tandberg Television /1/                                   71,384                252,375
                                                                                 370,185
TEXTILE-PRODUCTS (1.09%)
 Texwinca Holdings                                      1,220,334                445,891
WATER (0.94%)
 Kelda Group                                               73,160                385,156
WATER TREATMENT SYSTEMS (0.77%)
 Wedeco AG Water Technology /1/                            10,220                317,578
                                             TOTAL COMMON STOCKS              39,577,839

                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.69%)
APPAREL MANUFACTURERS (0.69%)
                                                                             $
 Hugo Boss                                                 15,340                283,105
                                          TOTAL PREFERRED STOCKS                 283,105

                                                       Principal
                                                         Amount                 Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.29%)
COATINGS & PAINT (1.29%)
 Sherwin Williams                                      10,000,000
                                                       $                     $
  2.52%; 11/05/01                                         530,000                529,852
                                          TOTAL COMMERCIAL PAPER                 529,852
                                                                             -----------

                            TOTAL PORTFOLIO INVESTMENTS (98.35%)              40,390,796
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES (1.65%)                   676,035
                                      TOTAL NET ASSETS (100.00%)             $41,066,831
                                                                             -------------

See accompanying notes.

                  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2001

See accompanying notes.

                  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2001


/1 /Non-income producing security.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                          $
 Australia                  3,885,102              9.62%
 Austria                      384,429              0.95
 Canada                     3,522,749              8.72
 Denmark                    1,017,088              2.52
 Finland                      911,148              2.26
 France                       254,677              0.63
 Germany                    1,935,514              4.79
 Hong Kong                  1,724,927              4.27
 Ireland                    2,768,526              6.85
 Israel                       869,192              2.15
 Italy                        476,273              1.18
 Japan                      3,284,768              8.13
 Korea                      1,761,783              4.36
 Malaysia                         296                --
 Netherlands                2,501,563              6.19
 New Zealand                  672,272              1.67
 Norway                     1,783,287              4.42
 Singapore                    571,288              1.41
 Spain                      1,487,294              3.68
 Sweden                     1,965,114              4.87
 Switzerland                1,173,973              2.91
 Taiwan                       352,244              0.87
 United Kingdom             6,271,514             15.53
 United States                815,775              2.02
             TOTAL        $40,390,796            100.00%
                          -------------          ---------

See accompanying notes.




                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL PACIFIC BASIN FUND, INC.

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held               Value
----------------------------------------------------------------------------------------
COMMON STOCKS (96.06%)
AIRPORT DEVELOPMENT & MAINTENANCE (1.81%)
                                                                       $
 Beijing Capital International Airport               99,000                24,369
 Japan Airport Terminal                               6,000                49,067
                                                                           73,436
APPAREL MANUFACTURERS (2.21%)
 Onward Kashiyama                                     9,000                89,776
APPLICATIONS SOFTWARE (0.25%)
 Nihon Unisys                                         1,700                 9,972
AUDIO & VIDEO PRODUCTS (3.44%)
 Sony                                                 3,700               139,953
AUTO-CARS & LIGHT TRUCKS (5.77%)
 Honda Motor                                          1,000                35,865
 Nissan Motor                                        23,000               101,466
 Toyota Motor                                         4,000                97,055
                                                                          234,386
BROADCASTING SERVICES & PROGRAMMING (1.23%)
 SKY Perfect Communications /1/                          54                49,851
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.46%)
 Sumitomo Osaka Cement                               11,000                18,602
BUILDING-RESIDENTIAL & COMMERCIAL (1.78%)
 Sekisui House                                        9,000                72,497
CELLULAR TELECOMMUNICATIONS (3.09%)
 Advanced Info Service Public                        10,000                 9,282
 China Mobile                                         7,000                21,224
 NTT DoCoMo                                               7                94,931
                                                                          125,437
CHEMICALS-DIVERSIFIED (2.53%)
 Asahi Kasei                                         22,000                72,432
 Tokuyama                                            10,000                30,391
                                                                          102,823
COMMERCIAL BANKS (1.82%)
 H&CB                                                 2,550                33,099
 Hang Seng Bank                                       2,000                20,064
 Suruga Bank                                          3,000                20,833
                                                                           73,996
COMPUTERS-INTEGRATED SYSTEMS (4.36%)
 Fujitsu                                             13,000                96,222
 Meitec                                               3,100                81,042
                                                                          177,264
CONTAINERS-PAPER & PLASTIC (0.69%)
 Amcor                                                8,372                27,840
COSMETICS & TOILETRIES (2.61%)
 Kao                                                  2,000                47,384
 Kose                                                 1,800                58,527
                                                                          105,911
DISTRIBUTION/WHOLESALE (1.23%)
 Canon Sales                                          7,000                49,982
DIVERSIFIED MINERALS (1.75%)
 BHP Billiton                                         9,749                43,930
                                                     Shares
                                                      Held               Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MINERALS (CONTINUED)
                                                                       $
 WMC                                                  5,808                27,343
                                                                           71,273
DIVERSIFIED OPERATIONS (2.16%)
 First Pacific                                       85,000                 8,936
 Hutchison Whampoa                                    9,700                78,657
                                                                           87,593
ELECTRIC COMPONENT-MISCELLANEOUS (2.45%)
 NEC                                                 11,000                99,751
ELECTRIC-GENERATION (0.19%)
 Energy Developments                                  1,856                 7,726
ELECTRIC-INTEGRATED (0.47%)
 Hongkong Electric Holdings                           5,000                18,974
ELECTRONIC COMPONENTS-MISCELLANEOUS (4.28%)
 Anritsu                                              3,000                23,970
 Hosiden                                              3,000                49,017
 Murata Manufacturing                                   700                43,920
 Omron                                                2,000                25,489
 Samsung Electronics                                    300                22,605
 Yaskawa Electric                                     3,000                 8,995
                                                                          173,996
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.79%)
 New Japan Radio                                      5,000                19,484
 Rohm                                                   500                53,225
                                                                           72,709
ELECTRONIC CONNECTORS (0.56%)
 Hon Hai Precision Industry /1/                       2,916                22,891
FINANCE-INVESTMENT BANKER & BROKER (3.59%)
 Nikko Securities                                    10,000                54,001
 Nomura Securities                                    7,000                92,071
                                                                          146,072
FINANCE-LEASING COMPANY (3.44%)
 Orix                                                 1,600               139,994
FINANCE-OTHER SERVICES (0.46%)
 Hong Kong Exchanges & Clearing                      14,000                18,756
FOOD-DAIRY PRODUCTS (1.44%)
 Yakult Honsha                                        6,000                58,527
IMPORT & EXPORT (2.30%)
 Sumitomo                                            16,000                93,591
INSTRUMENTS-SCIENTIFIC (0.28%)
 Moritex                                              1,010                11,213
MACHINERY-ELECTRICAL (1.27%)
 SMC Corp                                               600                51,714
MACHINERY-GENERAL INDUSTRY (0.22%)
 Nippon Thompson                                      2,000                 9,134
MACHINERY-PRINT TRADE (1.14%)
 Komori                                               4,000                46,371
                                                     Shares
                                                      Held               Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL LABORATORY & TESTING SERVICE (0.17%)
                                                                       $
 Medical Care Services /1/                           13,750                 6,716
MEDICAL-DRUGS (2.38%)
 Takeda Chemical Industries                           2,000                96,891
MONEY CENTER BANKS (7.26%)
 Mitsubishi Tokyo Financial Group                         3                22,303
 Mizuho Holdings                                         29                87,660
 Oversea-Chinese Banking                              4,000                23,023
 Sumitomo Mitsui Banking                             19,000               117,503
 United Overseas Bank                                 8,000                44,729
                                                                          295,218
MULTIMEDIA (2.88%)
 Tokyo Broadcasting System                            7,000               117,234
PRINTING-COMMERCIAL (0.68%)
 Toppan Forms                                         1,400                27,450
PROPERTY & CASUALTY INSURANCE (0.88%)
 NRMA Insurance Group /1/                            22,449                35,909
PUBLISHING-NEWSPAPERS (0.68%)
 John Fairfax Holdings                               16,176                27,752
REAL ESTATE OPERATOR & DEVELOPER (2.28%)
 Cheung Kong                                          3,000                25,384
 Kerry Properties                                    26,241                20,522
 Sun Hung Kai Properties                              3,000                18,385
 Westfield Holdings                                   3,318                28,417
                                                                           92,708
RESPIRATORY PRODUCTS (1.16%)
 Resmed /1/                                           8,017                47,335
RETAIL-APPAREL & SHOE (0.50%)
 Giordano International                              48,000                20,462
RETAIL-CONSUMER ELECTRONICS (2.09%)
 Yamada Denki                                         1,300                84,964
RETAIL-DISCOUNT (0.43%)
 Harvey Norman Holdings                              10,329                17,304
RETAIL-MISC/DIVERSIFIED (2.64%)
 Jusco                                                5,000               107,226
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.56%)
 Taiwan Semiconductor Manufacturing                  36,000                63,606
SHIP BUILDING (0.54%)
 Sembcorp Marine                                     46,000                22,063
TELECOMMUNICATION SERVICES (0.76%)
 Singapore Telecommunications                        11,320                10,681
 Telstra                                              8,100                20,314
                                                                           30,995
TELEPHONE-INTEGRATED (3.24%)
 Nippon Telegraph & Telephone                            32               131,759
TRANSPORT-RAIL (2.58%)
 East Japan Railway                                      18               104,849
                                                     Shares
                                                      Held               Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WATER TREATMENT SYSTEMS (1.65%)
                                                                       $
 Kurita Water Industries                              6,000                66,860
WIRE & CABLE PRODUCTS (0.63%)
 Sumitomo Electric Industries                         3,000                25,440
                                       TOTAL COMMON STOCKS              3,904,752
                                                                       ----------

                      TOTAL PORTFOLIO INVESTMENTS (96.06%)              3,904,752
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (3.94%)                                                                  159,969
                                TOTAL NET ASSETS (100.00%)             $4,064,721
                                                                       ------------

1    Non-income producing security.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                          $
 Australia                    243,252              6.23%
 Hong Kong                    251,365              6.44
 Japan                      3,086,451             79.04
 Korea                         55,704              1.43
 Singapore                    100,497              2.57
 Switzerland                   24,369              0.62
 Taiwan                        86,497              2.22
 Thailand                       9,282              0.24
 United States                 47,335              1.21
                           -----------           -------
                           $3,904,752            100.00%
                           -----------           -------
                           -----------           -------

See accompanying notes.

                                      178



                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.69     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.29)     (1.27)
                         -----      -----
 Total From Investment
            Operations   (2.34)     (1.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.09)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.26      $8.69
                         =====      =====
Total Return /(a)/ ...  (27.16)%   (13.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,956     $2,242
 Ratio of Expenses to
  Average Net Assets..    2.50%      2.49%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.13%      3.42%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.82)%    (1.09)%/(e)/
 Portfolio Turnover
  Rate................   132.1%      48.6%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.66     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.12)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.28)     (1.28)
                         -----      -----
 Total From Investment
            Operations   (2.40)     (1.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.22      $8.66
                         =====      =====
Total Return /(a)/ ...  (27.79)%   (13.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,209     $1,288
 Ratio of Expenses to
  Average Net Assets..    3.25%      2.97%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.88%      4.06%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.64)%    (1.40)%/(e)/
 Portfolio Turnover
  Rate................   132.1%      48.6%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.65     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.19)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.20)     (1.28)
                         -----      -----
 Total From Investment
            Operations   (2.39)     (1.35)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.22      $8.65
                         =====      =====
Total Return /(a)/ ...  (27.80)%   (13.50)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $819     $1,121
 Ratio of Expenses to
  Average Net Assets..    3.25%      3.22%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    4.31%      4.06%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.67)%    (1.61)%/(e)/
 Portfolio Turnover
  Rate................   132.1%      48.6%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.66     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.10)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.27)     (1.28)
                         -----      -----
 Total From Investment
            Operations   (2.37)     (1.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.22      $8.66
                         =====      =====
Total Return..........  (27.57)%   (13.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $896     $1,208
 Ratio of Expenses to
  Average Net Assets..    3.00%      2.99%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.59%      3.67%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.41)%    (1.40)%/(e)/
 Portfolio Turnover
  Rate................   132.1%      48.6%/(e)/



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from May 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                                      180



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999         1998      1997/(F)/
                           ----       ----       ----         ----      ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.75      $8.56      $6.54        $8.29      $9.51
Income from Investment
 Operations:
 Net Investment Income    (0.03)     (0.10)     (0.03)       (0.02)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.22)      0.31       2.05        (1.73)     (1.21)
                          -----       ----       ----        -----      -----
 Total From Investment
            Operations    (2.25)      0.21       2.02        (1.75)     (1.22)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)        --           --         --
                             --      -----         --           --         --
 Distributions from
  Capital Gains.......    (0.06)        --         --           --         --
 -----                    -----
   Total Dividends and
         Distributions    (0.06)     (0.02)        --           --         --
 -----                    -----      -----
Net Asset Value, End
 of Period............    $6.44      $8.75      $8.56        $6.54      $8.29
                          =====      =====      =====        =====      =====
Total Return /(a)/ ...   (25.85)%     2.36%     30.89%      (21.11)%   (10.18)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,335    $17,890    $13,401       $7,312     $5,039
 Ratio of Expenses to
  Average Net Assets..     2.50%      2.49%      2.75%        3.31%      2.03%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.71%      2.59%        --           --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.06)%    (1.05)%    (0.35)%      (0.36)%    (0.32)%/(e)/
 Portfolio Turnover
  Rate................    120.5%     112.9%      95.8%        45.2%      21.4%/(e)/

                           2001       2000       1999         1998      1997/(F)/
                           ----       ----       ----         ----      ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.60      $8.47      $6.52        $8.28      $9.51
Income from Investment
 Operations:
 Net Investment Income    (0.05)     (0.16)     (0.07)       (0.05)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.21)      0.29       2.02        (1.71)     (1.22)
                          -----       ----       ----        -----      -----
 Total From Investment
            Operations    (2.26)      0.13       1.95        (1.76)     (1.23)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (0.06)        --         --           --         --
 -----                    -----
   Total Dividends and
         Distributions    (0.06)        --         --           --         --
 -----                    -----
Net Asset Value, End
 of Period............    $6.28      $8.60      $8.47        $6.52      $8.28
                          =====      =====      =====        =====      =====
Total Return /(a)/ ...   (26.42)%     1.53%     29.91%      (21.26)%   (10.29)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,728     $6,198     $5,051       $3,275     $3,116
 Ratio of Expenses to
  Average Net Assets..     3.25%      3.22%      3.57%        3.59%      2.16%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.39%      3.22%        --           --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.84)%    (1.78)%    (1.12)%      (0.69)%    (0.46)%/(e)/
 Portfolio Turnover
  Rate................    120.5%     112.9%      95.8%        45.2%      21.4%/(e)/

                           2001       2000      1999/(C)/
                           ----       ----      ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.68      $8.54      $8.94
Income from Investment
 Operations:
 Net Investment Income    (0.05)     (0.10)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.23)      0.24      (0.34)
                          -----       ----      -----
 Total From Investment
            Operations    (2.28)      0.14      (0.40)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (0.06)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.06)        --         --
  ----                    -----
Net Asset Value, End
 of Period............    $6.34      $8.68      $8.54
                          =====      =====      =====
Total Return /(a)/ ...   (26.41)%     1.64%     (4.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $206       $258       $108
 Ratio of Expenses to
  Average Net Assets..     3.25%      3.24%      3.52%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     7.32%      8.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.83)%    (1.78)%    (2.24)%/(e)/
 Portfolio Turnover
  Rate................    120.5%     112.9%      95.8%/(e)/

                           2001       2000       1999         1998      1997/(F)/
                           ----       ----       ----         ----      ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.71      $8.55      $6.53        $8.28      $9.51
Income from Investment
 Operations:
 Net Investment Income    (0.37)     (0.11)        --        (0.04)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.90)      0.29       2.02        (1.71)     (1.22)
                          -----       ----       ----        -----      -----
 Total From Investment
            Operations    (2.27)      0.18       2.02        (1.75)     (1.23)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)        --           --         --
                             --                    --           --         --
 Distributions from
  Capital Gains.......    (0.06)        --         --           --         --
 -----                    -----
   Total Dividends and
         Distributions    (0.06)     (0.02)        --           --         --
 -----                    -----      -----
Net Asset Value, End
 of Period............    $6.38      $8.71      $8.55        $6.53      $8.28
                          =====      =====      =====        =====      =====
Total Return..........   (26.20)%     2.04%     30.93%      (21.14)%   (10.29)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,514     $4,619     $3,606       $2,202     $2,510
 Ratio of Expenses to
  Average Net Assets..     2.99%      2.74%      2.67%        3.47%      2.20%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.09%      2.74%        --           --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.64)%    (1.31)%    (0.22)%      (0.60)%    (0.51)%/(e)/
 Portfolio Turnover
  Rate................    120.5%     112.9%      95.8%        45.2%      21.4%/(e)/



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver began on the first day of the period ended October 31, 2000.
/(c) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from August 29, 1997, date shares first offered, through October
  31, 1997. Class A, Class B, and Class R share recognized $.01, $.01, and $.01 net investment income per share, respectively, and incurred an unrealized loss of $.50, $.50, and $.50 per share, respectively, from August 14, 1997 through August 28, 1997.
See accompanying notes.

                                      182




                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.85      $10.04       $9.20          $9.33      $8.14
Income from Investment
 Operations:
 Net Investment Income      0.02        0.16        0.13           0.13       0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.34)       0.20        1.28           0.04       1.52
                           -----        ----        ----           ----       ----
 Total From Investment
            Operations     (2.32)       0.36        1.41           0.17       1.61
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.23)      (0.11)         (0.10)     (0.11)
 Distributions from
  Capital Gains.......     (0.73)      (1.32)      (0.46)         (0.20)     (0.31)
                           -----       -----       -----          -----      -----
   Total Dividends and
         Distributions     (0.78)      (1.55)      (0.57)         (0.30)     (0.42)
                           -----       -----       -----          -----      -----
Net Asset Value, End
 of Period............     $5.75       $8.85      $10.04          $9.20      $9.33
                           =====       =====      ======          =====      =====
Total Return /(a)/ ...    (28.64)%      3.04%      16.18%          1.93%     20.46%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $224,177    $325,369    $338,144       $302,757   $281,158
 Ratio of Expenses to
  Average Net Assets..      1.42%       1.27%       1.22%          1.25%      1.39%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.27%       1.76%       1.35%          1.45%      1.25%
 Portfolio Turnover
  Rate................      93.9%       92.7%       58.7%          38.7%      26.6%

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.78       $9.96       $9.14          $9.26      $8.07
Income from Investment
 Operations:
 Net Investment Income     (0.03)       0.11        0.06           0.07       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.31)       0.20        1.27           0.04       1.51
                           -----        ----        ----           ----       ----
 Total From Investment
            Operations     (2.34)       0.31        1.33           0.11       1.54
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.17)      (0.05)         (0.03)     (0.04)
 Distributions from
  Capital Gains.......     (0.73)      (1.32)      (0.46)         (0.20)     (0.31)
                           -----       -----       -----          -----      -----
   Total Dividends and
         Distributions     (0.73)      (1.49)      (0.51)         (0.23)     (0.35)
                           -----       -----       -----          -----      -----
Net Asset Value, End
 of Period............     $5.71       $8.78       $9.96          $9.14      $9.26
                           =====       =====       =====          =====      =====
Total Return /(a)/ ...    (28.97)%      2.43%      15.27%          1.27%     19.62%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $33,277     $48,692     $48,319        $41,676    $33,842
 Ratio of Expenses to
  Average Net Assets..      2.08%       1.88%       1.90%          1.91%      2.17%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.41)%      1.13%       0.67%          0.77%      0.42%
 Portfolio Turnover
  Rate................      93.9%       92.7%       58.7%          38.7%      26.6%

                            2001        2000       1999/(B)/
                            ----        ----       ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.76       $9.99       $9.61
Income from Investment
 Operations:
 Net Investment Income     (0.06)       0.03       (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.35)       0.18        0.40
                           -----        ----        ----
 Total From Investment
            Operations     (2.41)       0.21        0.38
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.12)         --
   ----
 Distributions from
  Capital Gains.......     (0.73)      (1.32)         --
   ----                    -----       -----
   Total Dividends and
         Distributions     (0.73)      (1.44)         --
   ----                    -----       -----
Net Asset Value, End
 of Period............     $5.62       $8.76       $9.99
                           =====       =====       =====
Total Return /(a)/ ...    (29.90)%      1.40%       3.95%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,003      $1,093        $191
 Ratio of Expenses to
  Average Net Assets..      3.25%       3.10%       2.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.57)%     (0.89)%     (0.95)%/(d)/
 Portfolio Turnover
  Rate................      93.9%       92.7%       58.7%/(d)/

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.79       $9.96       $9.13          $9.27      $8.12
Income from Investment
 Operations:
 Net Investment Income     (0.03)       0.11        0.06           0.06       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.32)       0.20        1.27           0.04       1.47
                           -----        ----        ----           ----       ----
 Total From Investment
            Operations     (2.35)       0.31        1.33           0.10       1.54
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.16)      (0.04)         (0.04)     (0.08)
 Distributions from
  Capital Gains.......     (0.73)      (1.32)      (0.46)         (0.20)     (0.31)
                           -----       -----       -----          -----      -----
   Total Dividends and
         Distributions     (0.73)      (1.48)      (0.50)         (0.24)     (0.39)
                           -----       -----       -----          -----      -----
Net Asset Value, End
 of Period............     $5.71       $8.79       $9.96          $9.13      $9.27
                           =====       =====       =====          =====      =====
Total Return..........    (29.05)%      2.54%      15.27%          1.13%     19.65%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $16,682     $28,113     $22,229        $17,739    $11,773
 Ratio of Expenses to
  Average Net Assets..      2.03%       1.86%       1.93%          2.01%      2.10%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.35)%      1.02%       0.64%          0.67%      0.44%
 Portfolio Turnover
  Rate................      93.9%       92.7%       58.7%          38.7%      26.6%



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                                      184




                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999          1998     1997/(E)/
                           ----       ----       ----          ----     ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $17.00     $15.32      $9.99         $9.96    $10.04
Income from Investment
 Operations:
 Net Investment Income    (0.23)     (0.32)     (0.12)        (0.07)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.62)      3.51       5.53          0.10     (0.07)
                          -----       ----       ----          ----     -----
 Total From Investment
            Operations    (4.85)      3.19       5.41          0.03     (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (2.66)     (1.51)     (0.08)           --        --
 -----                    -----      -----      -----
   Total Dividends and
         Distributions    (2.66)     (1.51)     (0.08)           --        --
 -----                    -----      -----      -----
Net Asset Value, End
 of Period............    $9.49     $17.00     $15.32         $9.99     $9.96
                          =====     ======     ======         =====     =====
Total Return /(a)/ ...   (33.02)%    21.21%     54.52%         0.30%     0.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $28,977    $36,322    $23,612       $11,765    $6,210
 Ratio of Expenses to
  Average Net Assets..     2.74%      2.46%      2.21%         2.66%     1.99%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.08)%    (1.41)%    (1.02)%       (0.81)%   (0.40)%/(d)/
 Portfolio Turnover
  Rate................    151.6%     329.8%     191.5%         99.8%     10.4%/(d)/

                           2001       2000       1999          1998     1997/(E)/
                           ----       ----       ----          ----     ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $16.72     $15.18      $9.97         $9.96    $10.04
Income from Investment
 Operations:
 Net Investment Income    (0.05)     (0.41)     (0.20)        (0.10)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.78)      3.46       5.49          0.11     (0.07)
                          -----       ----       ----          ----     -----
 Total From Investment
            Operations    (4.83)      3.05       5.29          0.01     (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (2.66)     (1.51)     (0.08)           --        --
 -----                    -----      -----      -----
   Total Dividends and
         Distributions    (2.66)     (1.51)     (0.08)           --        --
 -----                    -----      -----      -----
Net Asset Value, End
 of Period............    $9.23     $16.72     $15.18         $9.97     $9.96
                          =====     ======     ======         =====     =====
Total Return /(a)/ ...   (33.52)%    20.43%     53.42%         0.10%     0.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,641    $12,539    $10,926        $6,585    $4,774
 Ratio of Expenses to
  Average Net Assets..     3.46%      3.04%      2.87%         2.90%     2.07%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.83)%    (1.99)%    (1.68)%       (1.05)%   (0.47)%/(d)/
 Portfolio Turnover
  Rate................    151.6%     329.8%     191.5%         99.8%     10.4%/(d)/

                           2001       2000      1999/(B)/
                           ----       ----      ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..   $16.60     $15.28     $12.97
Income from Investment
 Operations:
 Net Investment Income    (0.31)     (0.45)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.57)      3.28       2.42
                          -----       ----       ----
 Total From Investment
            Operations    (4.88)      2.83       2.31
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (2.66)     (1.51)        --
  ----                    -----      -----
   Total Dividends and
         Distributions    (2.66)     (1.51)        --
  ----                    -----      -----
Net Asset Value, End
 of Period............    $9.06     $16.60     $15.28
                          =====     ======     ======
Total Return /(a)/ ...   (34.17)%    18.71%     17.81%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $431       $691       $141
 Ratio of Expenses to
  Average Net Assets..     4.78%      4.89%      2.96%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (3.11)%    (3.78)%    (2.31)%/(d)/
 Portfolio Turnover
  Rate................    151.6%     329.8%     191.5%/(d)/

                           2001       2000       1999          1998     1997/(E)/
                           ----       ----       ----          ----     ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..   $17.02     $15.36     $10.01         $9.96    $10.04
Income from Investment
 Operations:
 Net Investment Income    (0.58)     (0.24)     (0.10)        (0.07)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.30)      3.41       5.53          0.12     (0.07)
                          -----       ----       ----          ----     -----
 Total From Investment
            Operations    (4.88)      3.17       5.43          0.05     (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (2.66)     (1.51)     (0.08)           --        --
 -----                    -----      -----      -----
   Total Dividends and
         Distributions    (2.66)     (1.51)     (0.08)           --        --
 -----                    -----      -----      -----
Net Asset Value, End
 of Period............    $9.48     $17.02     $15.36        $10.01     $9.96
                          =====     ======     ======        ======     =====
Total Return..........   (33.16)%    21.01%     54.61%         0.50%     0.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,018     $8,952     $6,188        $3,317    $3,004
 Ratio of Expenses to
  Average Net Assets..     2.99%      2.64%      2.12%         2.51%     2.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.38)%    (1.58)%    (0.93)%       (0.68)%   (0.54)%/(d)/
 Portfolio Turnover
  Rate................    151.6%     329.8%     191.5%         99.8%     10.4%/(d)/



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from August 29, 1997, date shares first offered, through October
  31, 1997. Class A, Class B, and Class R shares recognized $.01, $.01, and $.01 net investment income per share, respectively, and incurred an unrealized gain of $.03, $.03, and $.03 per share, respectively, from August 14, 1997 through August 28, 1997.
See accompanying notes.

                                      186




                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.61     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.15)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.95)     (1.35)
                         -----      -----
 Total From Investment
            Operations   (3.10)     (1.39)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......   (0.11)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.11)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.40      $8.61
                         =====      =====
Total Return /(a)/ ...  (36.41)%   (13.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,592     $1,860
 Ratio of Expenses to
  Average Net Assets..    2.50%      2.10%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.45%      2.88%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.52)%    (1.21)%/(e)/
 Portfolio Turnover
  Rate................    55.8%      51.4%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.61     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.14)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (3.00)     (1.33)
                         -----      -----
 Total From Investment
            Operations   (3.14)     (1.39)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......   (0.11)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.11)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.36      $8.61
                         =====      =====
Total Return /(a)/ ...  (36.88)%   (13.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $959     $1,347
 Ratio of Expenses to
  Average Net Assets..    3.25%      2.21%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    4.22%      3.57%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (2.34)%    (1.31)%/(e)/
 Portfolio Turnover
  Rate................    55.8%      51.4%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.60     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.16)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.98)     (1.32)
                         -----      -----
 Total From Investment
            Operations   (3.14)     (1.40)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......   (0.11)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.11)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.35      $8.60
                         =====      =====
Total Return /(a)/ ...  (36.92)%   (14.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $701     $1,099
 Ratio of Expenses to
  Average Net Assets..    3.25%      2.55%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    4.55%      3.72%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (2.34)%    (1.64)%/(e)/
 Portfolio Turnover
  Rate................    55.8%      51.4%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.61     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.13)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (3.00)     (1.32)
                         -----      -----
 Total From Investment
            Operations   (3.13)     (1.39)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......   (0.11)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.11)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.37      $8.61
                         =====      =====
Total Return..........  (36.76)%   (13.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $813     $1,129
 Ratio of Expenses to
  Average Net Assets..    3.00%      2.35%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.82%      3.27%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (2.08)%    (1.45)%/(e)/
 Portfolio Turnover
  Rate................    55.8%      51.4%/(e)/



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from May 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                           PRINCIPAL           PRINCIPAL
                                             BOND        GOVERNMENT SECURITIES
                                          FUND, INC.       INCOME FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....  $179,516,424        $287,903,755
                                         ============        ============
ASSETS
Investment in securities--at value.....  $187,571,974        $299,873,751
Cash...................................        12,518              13,361
Receivables:
 Capital Shares sold...................       107,192             823,367
 Dividends and interest................     2,262,628           1,631,025
 Investment securities sold............     3,280,007                  --
Other assets...........................         5,554              20,055
                                         ------------        ------------
                           Total Assets   193,239,873         302,361,559
LIABILITIES
Accrued expenses.......................       115,800             108,657
Payables:
 Capital Shares reacquired.............        98,762             443,332
 Investment securities purchased.......     4,128,753           3,084,375
                                         ------------        ------------
                      Total Liabilities     4,343,315           3,636,364
                                         ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................  $188,896,558        $298,725,195
                                         ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................  $188,412,095        $288,870,328
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...............         9,442              89,739
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................    (7,580,529)         (2,204,868)
Net unrealized appreciation
 (depreciation) of investments.........     8,055,550          11,969,996
                                         ------------        ------------
                       Total Net Assets  $188,896,558        $298,725,195
                                         ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................   100,000,000         125,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................  $143,817,964        $243,876,103
  Shares issued and outstanding........    12,943,952          20,728,357
  Net asset value per share............  $      11.11        $      11.77
  Maximum offering price per share
 /(a)/ ................................  $      11.66        $      12.36
                                         ============        ============

Class B: Net Assets....................  $ 26,347,667        $ 36,302,667
  Shares issued and outstanding........     2,371,531           3,100,192
  Net asset value per share /(b)/ .....  $      11.11        $      11.71
                                         ============        ============

Class C: Net Assets....................  $  1,237,334        $  4,119,610
  Shares issued and outstanding........       112,314             351,184
  Net asset value per share /(b)/ .....  $      11.02        $      11.73
                                         ============        ============

Class R: Net Assets....................  $ 17,493,593        $ 14,426,815
  Shares issued and outstanding........     1,568,820           1,232,776
  Net asset value per share............  $      11.15        $      11.70
                                         ============        ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                PRINCIPAL        PRINCIPAL
                                               HIGH YIELD       LIMITED TERM
                                               FUND, INC.      BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ..........  $ 30,826,860     $ 50,534,108
                                              ============     ============
ASSETS
Investment in securities--at value..........  $ 27,654,580     $ 51,790,803
Cash........................................        17,173           12,501
Receivables:
 Capital Shares sold........................        10,287          175,880
 Dividends and interest.....................       586,841          703,391
 Investment securities sold.................            --        1,587,825
Other assets................................         3,080              477
                                              ------------     ------------
                                Total Assets    28,271,961       54,270,877
LIABILITIES
Accrued expenses............................        27,160           20,501
Payables:
 Capital Shares reacquired..................        44,524            7,449
 Investment securities purchased............       699,097        2,072,906
                                              ------------     ------------
                           Total Liabilities       770,781        2,100,856
                                              ------------     ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES   $ 27,501,180     $ 52,170,021
                                              ============     ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital............................  $ 43,392,618     $ 51,429,858
Accumulated undistributed (overdistributed)
 net investment income (operating loss).....        (8,969)          18,834
Accumulated undistributed (overdistributed)
 net realized gain (loss)...................   (12,710,189)        (535,366)
Net unrealized appreciation (depreciation)
 of investments.............................    (3,172,280)       1,256,695
                                              ------------     ------------
                            Total Net Assets  $ 27,501,180     $ 52,170,021
                                              ============     ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized...........................   100,000,000      100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets.........................  $ 20,315,271     $ 37,941,738
  Shares issued and outstanding.............     3,689,287        3,801,916
  Net asset value per share.................  $       5.51     $       9.98
  Maximum offering price per share /(a)/ ...  $       5.78     $      10.13
                                              ============     ============

Class B: Net Assets.........................  $  5,804,584     $  6,970,410
  Shares issued and outstanding.............     1,062,158          689,721
  Net asset value per share /(b)/ ..........  $       5.46     $      10.11
                                              ============     ============

Class C: Net Assets.........................  $    186,851     $  1,042,356
  Shares issued and outstanding.............        34,998          103,457
  Net asset value per share /(b)/ ..........  $       5.34     $      10.08
                                              ============     ============

Class R: Net Assets.........................  $  1,194,474     $  6,215,517
  Shares issued and outstanding.............       221,575          619,581
  Net asset value per share.................  $       5.39     $      10.03
                                              ============     ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value for Principal High Yield Fund, Inc. and 1.50% of the offering price or 1.52% of the net asset value for Principal Limited Term Bond Fund, Inc.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                 TAX-EXEMPT
                                                               BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ..........................    $176,781,068
                                                                ============
ASSETS
Investment in securities--at value..........................    $182,423,627
Cash........................................................          75,645
Receivables:
 Capital Shares sold........................................          48,392
 Dividends and interest.....................................       2,579,962
Other assets................................................           9,421
                                                                ------------
                                                Total Assets     185,137,047
LIABILITIES
Accrued expenses............................................          61,710
Payables:
 Capital Shares reacquired..................................       1,897,346
 Investment securities purchased............................       3,169,169
                                                                ------------
                                           Total Liabilities       5,128,225
                                                                ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ................    $180,008,822
                                                                ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital...............    $175,015,010
Accumulated undistributed (overdistributed) net investment
 income (operating loss)....................................          11,670
Accumulated undistributed (overdistributed) net realized
 gain (loss)................................................        (660,417)
Net unrealized appreciation (depreciation) of investments...       5,642,559
                                                                ------------
                                            Total Net Assets    $180,008,822
                                                                ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized...........................................     100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets.........................................    $167,016,360
  Shares issued and outstanding.............................      13,804,144
  Net asset value per share.................................    $      12.10
  Maximum offering price per share /(a)/ ...................    $      12.70
                                                                ============

Class B: Net Assets.........................................    $ 12,122,016
  Shares issued and outstanding.............................         997,057
  Net asset value per share /(b)/ ..........................    $      12.16
                                                                ============

Class C: Net Assets.........................................    $    870,446
  Shares issued and outstanding.............................          72,743
  Net asset value per share /(b)/ ..........................    $      11.97
                                                                ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                            PRINCIPAL          PRINCIPAL
                                              BOND       GOVERNMENT SECURITIES
                                           FUND, INC.      INCOME FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Interest................................  $11,844,941        $17,989,938
Expenses:
 Management and investment advisory fees.      842,753          1,244,458
 Distribution fees - Class A.............      334,712            497,415
 Distribution fees - Class B.............      191,433            261,028
 Distribution fees - Class C.............        9,526             19,979
 Distribution fees - Class R.............      103,796             80,968
 Registration fees - Class A.............       10,272             10,132
 Registration fees - Class B.............        4,214              6,674
 Registration fees - Class C.............        7,704              7,489
 Registration fees - Class R.............           24              5,330
 Shareholder reports -  Class A..........        8,452             10,431
 Shareholder reports -  Class B..........        2,878              2,447
 Shareholder reports -  Class C..........        1,270                643
 Shareholder reports -  Class R..........          923                877
 Transfer and administrative fees - Class
  A......................................      101,450            128,350
 Transfer and administrative fees - Class
  B......................................       36,095             32,129
 Transfer and administrative fees - Class
  C......................................        1,366              1,472
 Transfer and administrative fees - Class
  R......................................       29,028             19,919
 Auditing and legal fees.................        8,923              9,573
 Custodian fees..........................        6,692             14,097
 Directors' fees.........................        9,351             13,817
 Registration fees.......................       15,910             16,107
 Transfer and administrative fees........      324,153            351,788
 Other expenses..........................       46,055             21,949
                                           -----------        -----------
                           Total Expenses    2,096,980          2,757,072
                                           -----------        -----------
   Net Investment Income (Operating Loss)    9,747,961         15,232,866

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.................      349,242          1,209,847
Change in unrealized
 appreciation/depreciation of:
 Investments.............................   14,064,403         13,283,450
                                           -----------        -----------
  Net Realized and Unrealized Gain (Loss)
                           on Investments   14,413,645         14,493,297
                                           -----------        -----------
    Net Increase (Decrease) in Net Assets
                Resulting from Operations  $24,161,606        $29,726,163
                                           ===========        ===========



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                 PRINCIPAL        PRINCIPAL
                                                 HIGH YIELD     LIMITED TERM
                                                 FUND, INC.    BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends....................................  $    40,435      $       --
 Interest.....................................    3,231,907       2,740,806
                                                -----------      ----------
                                  Total Income    3,272,342       2,740,806
Expenses:
 Management and investment advisory fees......      180,320         204,517
 Distribution fees - Class A..................       55,769          44,018
 Distribution fees - Class B..................       52,758          21,881
 Distribution fees - Class C..................        2,304           3,436
 Distribution fees - Class R..................       11,268          30,273
 Registration fees - Class A..................        7,094           7,149
 Registration fees - Class B..................        7,812           8,579
 Registration fees - Class C..................        7,662           7,771
 Registration fees - Class R..................        5,873           6,690
 Shareholder reports -  Class A...............        2,445           1,173
 Shareholder reports -  Class B...............          963             470
 Shareholder reports -  Class C...............          171             232
 Shareholder reports -  Class R...............          214             276
 Transfer and administrative fees - Class A...       27,658          17,322
 Transfer and administrative fees - Class B...       11,633           6,803
 Transfer and administrative fees - Class C...          459           1,141
 Transfer and administrative fees - Class R...        4,474           6,854
 Auditing and legal fees......................        7,423           7,973
 Custodian fees...............................        5,262           3,306
 Directors' fees..............................        2,736           2,885
 Registration fees............................       11,145          12,622
 Transfer and administrative fees.............       91,114          79,953
 Other expenses...............................        3,271           4,538
                                                -----------      ----------
                                Total Expenses      499,828         479,862
                                                -----------      ----------
        Net Investment Income (Operating Loss)    2,772,514       2,260,944

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions......................   (3,792,034)       (202,362)
Change in unrealized appreciation/depreciation
 of:
 Investments..................................     (390,890)      2,191,045
                                                -----------      ----------
    Net Realized and Unrealized Gain (Loss) on
                                   Investments   (4,182,924)      1,988,683
                                                -----------      ----------
         Net Increase (Decrease) in Net Assets
                     Resulting from Operations  $(1,410,410)     $4,249,627
                                                ===========      ==========



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                 TAX-EXEMPT
                                                               BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Interest...................................................    $ 9,554,282
Expenses:
 Management and investment advisory fees....................        824,649
 Distribution fees - Class A................................        410,908
 Distribution fees - Class B................................         77,213
 Distribution fees - Class C................................          7,051
 Registration fees - Class A................................          9,881
 Registration fees - Class B................................          6,556
 Registration fees - Class C................................          8,266
 Shareholder reports -  Class A.............................          2,888
 Shareholder reports -  Class B.............................            232
 Shareholder reports -  Class C.............................             13
 Transfer and administrative fees - Class A.................         33,696
 Transfer and administrative fees - Class B.................          3,338
 Transfer and administrative fees - Class C.................            444
 Auditing and legal fees....................................          7,815
 Custodian fees.............................................          2,589
 Directors' fees............................................          9,504
 Registration fees..........................................         16,910
 Transfer and administrative fees...........................         82,684
 Other expenses.............................................         15,036
                                                                -----------
                                              Total Expenses      1,519,673
                                                                -----------
                      Net Investment Income (Operating Loss)      8,034,609

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions....................................       (660,418)
Change in unrealized appreciation/depreciation of:
 Investments................................................      8,204,936
                                                                -----------
      Net Realized and Unrealized Gain (Loss) on Investments      7,544,518
                                                                -----------
        Net Increase (Decrease) in Net Assets Resulting from
                                                  Operations    $15,579,127
                                                                ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                 PRINCIPAL                     PRINCIPAL
                                    BOND                 GOVERNMENT SECURITIES
                                 FUND, INC.                INCOME FUND, INC.
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2001           2000           2001            2000
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  9,747,961   $ 11,900,547   $ 15,232,866    $ 15,829,414
Net realized gain
 (loss) from
 investment
 transactions.........       349,242     (7,046,649)     1,209,847        (941,540)
Change in unrealized
 appreciation/depreciation
 of investments........    14,064,403        107,694     13,283,450       2,341,152
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    24,161,606      4,961,592     29,726,163      17,229,026
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (7,719,138)    (9,469,298)   (12,980,888)    (13,531,449)
 Class B...............    (1,218,336)    (1,500,213)    (1,570,735)     (1,490,738)
 Class C...............       (36,196)       (36,871)       (82,768)        (42,906)
 Class R...............      (896,108)    (1,040,754)      (734,674)       (684,240)
Dividends in excess of
 net investment income:
 Class A...............      (128,014)            --       (311,894)             --
 Class B...............       (20,205)            --        (37,740)             --
 Class C...............          (600)            --         (1,989)             --
 Class R...............       (14,861)            --        (17,652)             --
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions   (10,033,458)   (12,047,136)   (15,738,340)    (15,749,333)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    30,382,669     22,490,421     66,408,196      31,748,900
 Class B...............     6,264,320      4,523,000     12,462,505       5,809,580
 Class C...............       681,707        529,718      3,885,221       1,100,594
 Class R...............     5,824,351      5,860,418      5,171,273       5,125,911
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     6,417,243      7,605,749     10,912,337      11,134,408
 Class B...............     1,080,061      1,317,646      1,366,192       1,253,339
 Class C...............        29,185         26,629         74,139          34,479
 Class R...............       904,305      1,028,904        743,691         674,386
Shares redeemed:
 Class A...............   (28,343,464)   (45,950,005)   (58,131,435)    (68,830,220)
 Class B...............    (5,531,874)    (7,746,551)    (6,503,106)     (9,534,258)
 Class C...............      (243,211)      (104,887)      (986,716)       (440,296)
 Class R...............    (6,671,250)    (6,313,771)    (5,179,984)     (4,474,386)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    10,794,042    (16,732,729)    30,222,313     (26,397,563)
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)    24,922,190    (23,818,273)    44,210,136     (24,917,870)
NET ASSETS
Beginning of period....   163,974,368    187,792,641    254,515,059     279,432,929
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $188,896,558   $163,974,368   $298,725,195    $254,515,059
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $      9,442   $    121,816   $     89,739    $    136,199
                         ============   ============   ============    ============



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                PRINCIPAL                    PRINCIPAL
                                HIGH YIELD                  LIMITED TERM
                                FUND, INC.                BOND FUND, INC.
----------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR            YEAR
                           ENDED         ENDED          ENDED           ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2001          2000          2001            2000
                        ------------  ------------  -------------  ---------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $ 2,772,514   $ 3,030,448   $  2,260,944    $  1,961,603
Net realized gain
 (loss) from
 investment
 transactions.........   (3,792,034)   (5,797,722)      (202,362)       (263,572)
Change in unrealized
 appreciation/depreciation
 of investments........     (390,890)    1,594,152      2,191,045         162,678
                         -----------   -----------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (1,410,410)   (1,173,122)     4,249,627       1,860,709
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............   (2,111,974)   (2,206,619)    (1,700,176)     (1,538,355)
 Class B...............     (501,188)     (509,401)      (261,643)       (161,789)
 Class C...............      (13,442)     (191,624)       (27,527)        (23,735)
 Class R...............     (157,114)      (19,584)      (293,595)       (211,828)
Dividends in excess of
 net investment income:
 Class A...............      (83,287)     (255,057)            --              --
 Class B...............      (19,764)      (58,880)            --              --
 Class C...............         (530)      (22,149)            --              --
 Class R...............       (6,196)       (2,264)            --              --
                         -----------   -----------   ------------    ------------
    Total Dividends and
          Distributions   (2,893,495)   (3,265,578)    (2,282,941)     (1,935,707)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    4,922,218     4,091,165     23,297,630      10,648,016
 Class B...............    1,990,823     1,420,552      3,986,056       1,371,677
 Class C...............       47,153       103,204        751,727         249,713
 Class R...............      413,659       613,315      2,313,190       2,719,468
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............    1,385,494     1,523,115      1,393,953       1,187,915
 Class B...............      424,574       453,644        244,189         145,678
 Class C...............        5,353         7,913         22,725          18,195
 Class R...............      150,384       208,499        287,751         208,312
Shares redeemed:
 Class A...............   (5,670,428)   (9,538,903)   (13,340,949)    (13,657,051)
 Class B...............   (1,355,952)   (2,930,792)      (797,885)       (926,534)
 Class C...............      (83,466)       (2,037)      (288,918)        (96,741)
 Class R...............   (1,268,311)     (979,436)    (1,598,249)     (1,280,018)
                         -----------   -----------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions      961,501    (5,029,761)    16,271,220         588,630
                         -----------   -----------   ------------    ------------
         Total Increase
             (Decrease)   (3,342,404)   (9,468,461)    18,237,906         513,632
NET ASSETS
Beginning of period....   30,843,584    40,312,045     33,932,115      33,418,483
                         -----------   -----------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $27,501,180   $30,843,584   $ 52,170,021    $ 33,932,115
                         ===========   ===========   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    (8,969)  $    11,204   $     18,834    $     46,577
                         ===========   ===========   ============    ============



See accompanying notes.

                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                          TAX-EXEMPT
                                                       BOND FUND, INC.
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2001            2000
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  8,034,609    $  9,323,779
Net realized gain (loss) from investment
 transactions..................................      (660,418)        733,867
Change in unrealized appreciation/depreciation
 of investments................................     8,204,936         (18,645)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    15,579,127      10,039,001
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Class A.......................................    (7,678,663)     (8,784,934)
 Class B.......................................      (461,890)       (459,946)
 Class C.......................................       (18,627)        (16,156)
From net realized gain on investments:
 Class A.......................................       (68,734)     (1,691,376)
 Class B.......................................        (4,483)       (102,928)
 Class C.......................................          (233)         (1,231)
Excess distribution of net realized gain on
 investments:
 Class A.......................................      (617,682)             --
 Class B.......................................       (40,286)             --
 Class C.......................................        (2,092)             --
                                                 ------------    ------------
              Total Dividends and Distributions    (8,892,690)    (11,056,571)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Class A.......................................    16,618,113      12,004,332
 Class B.......................................     1,846,589         945,244
 Class C.......................................       410,348         400,007
Shares issued in reinvestment of dividends and
 distributions:
 Class A.......................................     5,905,037       7,477,309
 Class B.......................................       379,714         453,891
 Class C.......................................        17,010          12,885
Shares redeemed:
 Class A.......................................   (25,590,969)    (41,604,425)
 Class B.......................................    (1,269,753)     (2,117,567)
 Class C.......................................      (109,736)        (28,064)
                                                 ------------    ------------
     Net Increase (Decrease) in Net Assets from
                     Capital Share Transactions    (1,793,647)    (22,456,388)
                                                 ------------    ------------
                      Total Increase (Decrease)     4,892,790     (23,473,958)
NET ASSETS
Beginning of period............................   175,116,032     198,589,990
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $180,008,822    $175,116,032
                                                 ============    ============
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss).......................  $     11,670    $    167,139
                                                 ============    ============



See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal High Yield Fund, Inc., Principal Limited Term Bond Fund, Inc., and Principal Tax-Exempt Bond Fund, Inc. (the "Income Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Each fund offers four classes of shares: Class A, Class B, Class C, and Class R (Class R is not offered by the Principal Tax-Exempt Bond Fund, Inc.). Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Income Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Income Funds:



SECURITY VALUATION . The Income Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.



INCOME AND INVESTMENT TRANSACTIONS. . The Income Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Income Funds record dividend income on the ex-dividend date. Interest income is recognized on an accrual basis. The Income Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.



EXPENSES . The Income Funds allocate daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2001, are included separately in the statements of operations.



DISTRIBUTIONS TO SHAREHOLDERS . Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, net operating losses, expiring capital loss carryforwards and certain defaulted securities. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

At October 31, 2001, the Income Funds had approximate net capital loss carryforwards as follows:

                                             PRINCIPAL
                            PRINCIPAL       GOVERNMENT       PRINCIPAL       PRINCIPAL         PRINCIPAL
         NET CAPITAL LOSS      BOND      SECURITIES INCOME   HIGH YIELD    LIMITED TERM     TAX-EXEMPT BOND
 CARRYFORWARDS EXPIRE IN:   FUND, INC.      FUND, INC.       FUND, INC.   BOND FUND, INC.     FUND, INC.
                            ----------   -----------------   ----------   ---------------   ---------------
                     2002   $       --      $       --      $   323,000      $     --          $     --
                     2003           --         481,000          106,000            --                --
                     2004           --              --               --         4,000                --
                     2005           --         776,000               --        31,000                --
                     2006           --              --               --         9,000                --
                     2007      465,000           6,000        2,271,000        31,000                --
                     2008    7,054,000         942,000        6,115,000       263,000                --
                     2009           --              --        3,890,000       197,000           660,000
                            ----------      ----------      -----------      --------          --------
                            $7,519,000      $2,205,000      $12,705,000      $535,000          $660,000
                            ==========      ==========      ===========      ========          ========





OTHER . The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supercedes a previous version of the AICPA Audit and Accounting Guide for Investment Companies and Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The Guide is effective for fiscal years beginning after December 15, 2000. Effective November 1, 2001 the Income Funds will adopt the guide. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.


3. OPERATING POLICIES



JOINT TRADING ACCOUNT . The Income Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Income Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.



LINE OF CREDIT . The Income Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus
 .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each calendar quarter. At October 31, 2001, the Income Funds had no outstanding borrowings under the line of credit.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The Income Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Income Funds are as follows:

                                                                               NET ASSET VALUE OF FUNDS (IN MILLIONS)
                                                                             ----------------------------------------
                                                                              FIRST    NEXT     NEXT     NEXT      OVER
                                                                              $100     $100     $100     $100      $400
                                                                              -----    ----     ----     ----      ----
Principal Bond Fund, Inc.                                                     .50%     .45%     .40%     .35%      .30%
Principal Government Securities Income Fund, Inc.                             .50      .45      .40      .35       .30
Principal High Yield Fund, Inc.                                               .60      .55      .50      .45       .40
Principal Limited Term Bond Fund, Inc.                                        .50      .45      .40      .35       .30
Principal Tax-Exempt Bond Fund, Inc.                                          .50      .45      .40      .35       .30


The Income Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.



DISTRIBUTION FEES . The Income Funds bear distribution fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                                                CLASS A    CLASS B    CLASS C     CLASS R
                                                                                -------    -------    -------     -------
 Principal Bond Fund, Inc.                                                       .25%       1.00%      1.00%       .75%
 Principal Government Securities Income Fund, Inc.                               .25%       1.00%      1.00%       .75%
 Principal High Yield Fund, Inc.                                                 .25%       1.00%      1.00%       .75%
 Principal Limited Term Bond Fund, Inc.                                          .15%        .50%       .50%       .75%
 Principal Tax-Exempt Bond Fund, Inc.                                            .25%       1.00%      1.00%       N/A


Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Income Funds which generated the excess.



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B, and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% (.25%, 1.25% and .50% for Principal Limited Term Bond Fund, Inc. share classes, respectively) of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Principal Limited Term Bond Fund, Inc.). The aggregate amount of these charges retained by Princor Financial Services Corporation for the year ended October 31, 2001, were as follows:

                                                                   CLASS A    CLASS B     CLASS C
                                                                   -------    -------     -------
 Principal Bond Fund, Inc.                                        $377,424    $66,887      $233
 Principal Government Securities Income Fund, Inc.                 742,570     89,873       493
 Principal High Yield Fund, Inc.                                    83,504     17,530        82
 Principal Limited Term Bond Fund, Inc.                             78,287      3,731       247
 Principal Tax-Exempt Bond Fund, Inc.                              236,228     22,230       631

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



AFFILIATED OWNERSHIP . At October 31, 2001, Principal Life Insurance Company, affiliates of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Income Funds as follows:

                                                                               CLASS A   CLASS C
                                                                               -------   -------
 Principal Bond Fund, Inc.                                                      93,529    8,681
 Principal Government Securities Income Fund, Inc.                                  --    8,598
 Principal High Yield Fund, Inc.                                               297,055   13,369
 Principal Limited Term Bond Fund, Inc.                                        307,497   10,373
 Principal Tax-Exempt Bond Fund, Inc.                                               --    7,974



AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the Income Funds to affiliated broker dealers during the year.


5. INVESTMENT TRANSACTIONS

For the year ended October 31, 2001, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Income Funds were as follows:

                                              PURCHASES              SALES
                                       ------------------------  --------------
 Principal Bond Fund, Inc.                   $223,544,188         $240,183,762
 Principal High Yield Fund, Inc.               64,657,707           63,353,048
 Principal Limited Term Bond Fund,             43,029,595           24,016,931
 Inc.
 Principal Tax-Exempt Bond Fund, Inc.          88,405,903           89,575,453



The Income Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 2001, Principal Government Securities Income Fund, Inc. had a TBA purchase commitment involving a security with a face amount of $3,000,000, cost of $3,084,375, and market value of $3,097,500.

At October 31, 2001, net unrealized appreciation (depreciation) of investments by the Income Funds was composed of the following:

                                                            GROSS UNREALIZED                    NET UNREALIZED  APPRECIATION
                                                   ----------------------------------    (DEPRECIATION) OF INVESTMENTS
                                                   APPRECIATION       (DEPRECIATION)    --------------------------------------------
                                                   ------------       --------------
 Principal Bond Fund, Inc.                         $       8,081,374  $                     $            8,055,550
 Principal Government Securities Income Fund,             11,969,996                                    11,969,996
 Inc.
 Principal High Yield Fund, Inc.                             722,211       (3                           (3,172,280)
 Principal Limited Term Bond Fund, Inc.                    1,611,015                                     1,256,695
 Principal Tax-Exempt Bond Fund, Inc.                      5,938,708                                     5,642,559


The Income Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentrations of credit risk by issuer and industry.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                 PRINCIPAL         PRINCIPAL         PRINCIPAL
                                                   BOND      GOVERNMENT SECURITIES   HIGH YIELD
                                                FUND, INC.     INCOME FUND, INC.     FUND, INC.
                                                -----------  ---------------------  ------------
 YEAR ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A.....................................   2,824,759         5,767,098          810,627
  Class B.....................................     580,805         1,087,365          333,760
  Class C.....................................      63,867           337,482            7,863
  Class R.....................................     540,138           453,068           70,183
 Shares issued in reinvestment of dividends
 and distributions:
  Class A.....................................     599,011           951,127          230,917
  Class B.....................................     100,896           119,530           71,450
  Class C.....................................       2,752             6,466              905
  Class R.....................................      84,270            65,224           25,460
 Shares redeemed:
  Class A.....................................  (2,639,904)       (5,052,553)        (949,591)
  Class B.....................................    (515,440)         (568,692)        (227,708)
  Class C.....................................     (22,908)          (85,557)         (14,113)
  Class R.....................................    (619,632)         (452,912)        (217,154)
                                                ----------        ----------         --------
                       Net Increase (Decrease)     998,614         2,627,646          142,599
                                                ==========        ==========         ========

                               PRINCIPAL         PRINCIPAL          PRINCIPAL
                                 BOND      GOVERNMENT SECURITIES   HIGH YIELD
                              FUND, INC.     INCOME FUND, INC.     FUND, INC.
                              -----------  ---------------------  -------------
 YEAR ENDED OCTOBER 31,
 2000:
 Shares sold:
  Class A...................   2,164,948         2,897,222            598,747
  Class B...................     435,960           530,819            207,705
  Class C...................      50,750           100,079             14,342
  Class R...................     563,511           469,003             91,352
 Shares issued in
 reinvestment of dividends
 and distributions:
  Class A...................     737,102         1,015,046            223,372
  Class B...................     127,773           114,747             66,965
  Class C...................       2,596             3,145              1,122
  Class R...................      99,543            61,795             31,188
 Shares redeemed:
  Class A...................  (4,438,298)       (6,280,390)        (1,392,164)
  Class B...................    (748,197)         (874,941)          (431,195)
  Class C...................     (10,207)          (40,355)              (287)
  Class R...................    (607,587)         (409,880)          (146,115)
                              ----------        ----------         ----------
     Net Increase (Decrease)  (1,622,106)       (2,413,710)          (734,968)
                                                                   ==========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                PRINCIPAL         PRINCIPAL
                                              LIMITED TERM       TAX-EXEMPT
                                             BOND FUND, INC.   BOND FUND, INC.
                                             ---------------  -----------------
 YEAR ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A..................................     2,374,343         1,399,671
  Class B..................................       402,992           154,328
  Class C..................................        75,968            35,053
  Class R..................................       235,668               N/A
 Shares issued in reinvestment of dividends
 and distributions:
  Class A..................................       142,814           499,678
  Class B..................................        24,711            31,972
  Class C..................................         2,305             1,455
  Class R..................................        29,488               N/A
 Shares redeemed:
  Class A..................................    (1,365,083)       (2,159,817)
  Class B..................................       (80,661)         (107,099)
  Class C..................................       (29,507)           (9,418)
  Class R..................................      (162,902)              N/A
                                               ----------        ----------
                    Net Increase (Decrease)     1,650,136          (154,177)
                                               ==========        ==========

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                PRINCIPAL         PRINCIPAL
                                              LIMITED TERM       TAX-EXEMPT
                                             BOND FUND, INC.   BOND FUND, INC.
                                             ---------------  -----------------
 YEAR ENDED OCTOBER 31, 2000:
 Shares sold:
  Class A..................................     1,130,938         1,044,466
  Class B..................................       144,311            81,567
  Class C..................................        26,264            35,300
  Class R..................................       287,597               N/A
 Shares issued in reinvestment of dividends
 and distributions:
  Class A..................................       126,215           649,469
  Class B..................................        15,334            39,324
  Class C..................................         1,921             1,126
  Class R..................................        22,066               N/A
 Shares redeemed:
  Class A..................................    (1,448,917)       (3,624,026)
  Class B..................................       (97,659)         (183,857)
  Class C..................................       (10,153)           (2,443)
  Class R..................................      (135,567)              N/A
                                               ----------        ----------
                    Net Increase (Decrease)        62,350        (1,959,074)
                                               ==========        ==========

                            SCHEDULE OF INVESTMENTS
                           PRINCIPAL BOND FUND, INC.

                                OCTOBER 31, 2001

                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (48.89%)
AEROSPACE & DEFENSE (0.20%)
 Raytheon                                                            10,000,000
                                                                     $                     $
  7.20%; 08/15/27                                                       370,000                 372,711
AUTO-CARS & LIGHT TRUCKS (0.58%)
 Ford Motor                                                          10,000,000
  8.90%; 01/15/32                                                     1,000,000               1,094,542
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.33%)
 Visteon                                                             10,000,000
  8.25%; 08/01/10                                                       600,000                 629,088
AUTOMOBILE SEQUENTIAL (0.81%)
 Capital Auto Receivables Asset Trust                                10,000,000
  6.46%; 01/15/04                                                     1,500,000               1,539,681
BROADCASTING SERVICES & PROGRAMMING (0.40%)
 Clear Channel Communications                                        10,000,000
  6.00%; 11/01/06                                                       750,000                 753,016
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.55%)
 Masco                                                               10,000,000
  6.00%; 05/03/04                                                     1,000,000               1,040,464
BUILDING PRODUCTS-AIR & HEATING (0.11%)
 York International                                                  10,000,000
  6.63%; 08/15/06                                                       200,000                 209,212
BUILDING PRODUCTS-WOOD (0.32%)
 Celulosa Arauco y Constitucion                                      10,000,000
  7.75%; 09/13/11                                                       600,000                 601,546
CABLE TV (0.61%)
 Comcast Cable Communications                                        10,000,000
  6.88%; 06/15/09                                                     1,100,000               1,150,821
CELLULAR TELECOMMUNICATIONS (0.70%)
 Telus                                                               10,000,000
  7.50%; 06/01/07                                                       625,000                 671,718
  8.00%; 06/01/11                                                       600,000                 654,045
                                                                                              1,325,763
COMMERCIAL BANKS (0.53%)
 Fleet National Bank                                                 10,000,000
  5.75%; 01/15/09                                                     1,000,000               1,004,645
CREDIT CARD ASSET BACKED SECURITIES (2.86%)
 American Express Credit Account Master Trust                        10,000,000
  5.60%; 11/15/06                                                     1,265,000               1,331,932
 American Express Master Trust                                       10,000,000
  7.85%; 08/15/05                                                       600,000                 667,686
 Discover Card Master Trust I                                        10,000,000
  5.60%; 05/16/06                                                     3,250,000               3,405,001
                                                                                              5,404,619
DIVERSIFIED FINANCIAL SERVICES (1.84%)
 Associates Corp. of North America                                   10,000,000
  7.75%; 02/15/05                                                     1,500,000               1,637,181
 Citigroup                                                           10,000,000
  5.75%; 05/10/06                                                     1,750,000               1,834,957
                                                                                              3,472,138
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (0.95%)
 Tyco International Group                                            10,000,000
                                                                     $                     $
  4.95%; 08/01/03                                                     1,750,000               1,789,387
DIVERSIFIED MINERALS (0.35%)
 Cyprus Amax Minerals                                                10,000,000
  10.13%; 04/01/02                                                      650,000                 661,151
DIVERSIFIED OPERATIONS (0.48%)
 Rio Tinto Finance                                                   10,000,000
  5.75%; 07/03/06                                                       875,000                 915,864
ELECTRIC-GENERATION (1.15%)
 CE Generation                                                       10,000,000
  7.42%; 12/15/18                                                     1,916,500               1,998,756
 Reliant Energy Finance /1/                                          10,000,000
  7.40%; 11/15/02                                                       165,000                 170,999
                                                                                              2,169,755
ELECTRIC-INTEGRATED (2.82%)
 Dominion Resources                                                  10,000,000
  6.00%; 01/31/03                                                       900,000                 927,377
  7.82%; 09/15/14                                                     1,000,000               1,087,751
 DTE Energy                                                          10,000,000
  6.00%; 06/01/04                                                     1,750,000               1,832,000
 Mirant Americas Generation /1/                                      10,000,000
  7.20%; 10/01/08                                                       450,000                 450,888
 Toledo Edison                                                       10,000,000
  8.70%; 09/01/02                                                     1,000,000               1,031,140
                                                                                              5,329,156
FINANCE-AUTO LOANS (1.94%)
 Ford Motor Credit                                                   10,000,000
  6.88%; 02/01/06                                                     1,500,000               1,535,430
 General Motors Acceptance                                           10,000,000
  6.13%; 09/15/06                                                       700,000                 696,626
  6.38%; 01/30/04                                                       600,000                 620,088
  6.75%; 01/15/06                                                       400,000                 409,856
  8.00%; 11/01/31                                                       400,000                 403,411
                                                                                              3,665,411
FINANCE-CONSUMER LOANS (0.33%)
 Household Finance                                                   10,000,000
  6.40%; 06/17/08                                                       600,000                 628,878
FINANCE-INVESTMENT BANKER & BROKER (1.52%)
 Goldman Sachs Group                                                 10,000,000
  6.88%; 01/15/11                                                     1,175,000               1,239,576
 Lehman Brothers                                                     10,000,000
  7.38%; 01/15/07                                                     1,500,000               1,634,997
                                                                                              2,874,573
FINANCE-MORTGAGE LOAN/BANKER (6.39%)
 Countrywide Home Loans                                              10,000,000
  5.25%; 06/15/04                                                     1,750,000               1,805,907
  5.50%; 08/01/06                                                     1,750,000               1,789,905
 Federal Home Loan Mortgage                                          10,000,000
  3.50%; 09/15/03                                                     2,250,000               2,280,980
  5.13%; 10/15/08                                                     2,000,000               2,061,728
  6.75%; 03/15/31                                                       750,000                 867,122


                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal National Mortgage Association                               10,000,000
                                                                     $                     $
  6.00%; 05/15/08                                                     1,000,000               1,088,582
  6.25%; 05/15/29                                                     2,000,000               2,172,840
                                                                                             12,067,064
FINANCE-OTHER SERVICES (0.57%)
 Verizon Global Funding                                              10,000,000
  6.75%; 12/01/05                                                     1,000,000               1,076,600
FOOD-MISCELLANEOUS/DIVERSIFIED (0.24%)
 Kraft Foods                                                         10,000,000
  6.50%; 11/01/31                                                       450,000                 460,278
FOOD-RETAIL (1.06%)
 Safeway                                                             10,000,000
  3.63%; 11/05/03                                                     1,800,000               1,801,314
  7.00%; 09/15/02                                                       200,000                 205,444
                                                                                              2,006,758
GAS-DISTRIBUTION (0.28%)
 PG Energy                                                           10,000,000
  8.38%; 12/01/02                                                       500,000                 527,763
HOTELS & MOTELS (0.55%)
 Marriott International                                              10,000,000
  6.63%; 11/15/03                                                     1,000,000               1,047,402
INDEPENDENT POWER PRODUCER (1.89%)
 Calpine                                                             10,000,000
  8.50%; 02/15/11                                                     1,750,000               1,760,994
 NRG Energy                                                          10,000,000
  6.75%; 07/15/06                                                     1,750,000               1,800,909
                                                                                              3,561,903
MEDICAL-HOSPITALS (0.49%)
 HCA - The Healthcare Co.                                            10,000,000
  7.13%; 06/01/06                                                       875,000                 916,562
MONEY CENTER BANKS (1.46%)
 Bank of America                                                     10,000,000
  4.75%; 10/15/06                                                       900,000                 899,810
 JP Morgan Chase                                                     10,000,000
  6.75%; 02/01/11                                                     1,750,000               1,853,422
                                                                                              2,753,232
MORTGAGE BACKED SECURITIES (3.95%)
 GMAC Commercial Mortgage Securities                                 10,000,000
  7.72%; 03/15/33                                                     2,000,000               2,254,522
 JP Morgan Commercial Mortgage Finance                               10,000,000
  7.77%; 10/15/32                                                     1,750,000               1,973,141
 Merrill Lynch Mortgage Investors                                    10,000,000
  7.34%; 12/26/25                                                     3,000,000               3,243,611
                                                                                              7,471,274
MULTIMEDIA (1.50%)
 AOL Time Warner                                                     10,000,000
  7.63%; 04/15/31                                                     1,000,000               1,049,204
 Viacom                                                              10,000,000
  6.40%; 01/30/06                                                     1,150,000               1,214,754
  7.88%; 07/30/30                                                       500,000                 561,717
                                                                                              2,825,675
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (2.85%)
 Alberta Energy                                                      10,000,000
                                                                     $                     $
  7.38%; 11/01/31                                                       375,000                 385,266
 Anadarko Finance                                                    10,000,000
  6.75%; 05/01/11                                                     1,000,000               1,047,956
 Kerr-McGee                                                          10,000,000
  5.88%; 09/15/06                                                     1,200,000               1,221,168
 Louis Dreyfus Natural Gas                                           10,000,000
  6.88%; 12/01/07                                                     2,000,000               2,113,840
 Petroleos Mexicanos /1/                                             10,000,000
  6.50%; 02/01/05                                                       600,000                 608,250
                                                                                              5,376,480
OIL COMPANY-INTEGRATED (0.22%)
 Conoco Funding                                                      10,000,000
  7.25%; 10/15/31                                                       400,000                 410,474
OIL REFINING & MARKETING (0.29%)
 Ashland                                                             10,000,000
  7.71%; 05/11/07                                                       500,000                 546,488
PAPER & RELATED PRODUCTS (0.03%)
 Mead                                                                10,000,000
  6.60%; 03/01/02                                                        50,000                  50,527
PIPELINES (1.97%)
 Duke Energy Field Services                                          10,000,000
  7.88%; 08/16/10                                                     1,500,000               1,664,025
 Mapco                                                               10,000,000
  8.48%; 08/05/13                                                     1,000,000               1,156,045
 Williams                                                            10,000,000
  7.75%; 06/15/31                                                       875,000                 896,593
                                                                                              3,716,663
POULTRY (0.49%)
 Tyson Foods /1/                                                     10,000,000
  6.63%; 10/01/04                                                       900,000                 930,397
REAL ESTATE OPERATOR & DEVELOPER (0.32%)
 EOP Operating                                                       10,000,000
  7.00%; 07/15/11                                                       575,000                 599,938
REGIONAL AUTHORITY (0.17%)
 Province of Quebec                                                  10,000,000
  7.50%; 09/15/29                                                       275,000                 322,026
REGIONAL BANKS (0.74%)
 PNC Funding                                                         10,000,000
  5.75%; 08/01/06                                                     1,350,000               1,406,661
RETAIL-MAJOR DEPARTMENT STORE (0.06%)
 Sears Roebuck Acceptance                                            10,000,000
  6.95%; 05/15/02                                                       105,000                 107,023
RETAIL-REGIONAL DEPARTMENT STORE (0.13%)
 Federated Department Stores                                         10,000,000
  7.00%; 02/15/28                                                       275,000                 253,813
RETAIL-TOY STORE (0.24%)
 Toys R US /1/                                                       10,000,000
  6.88%; 08/01/06                                                       450,000                 459,042
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SOVEREIGN (0.14%)
 Mexico Government                                                   10,000,000
                                                                     $                     $
  8.38%; 01/14/11                                                       250,000                 256,375
TELECOMMUNICATION SERVICES (0.48%)
 Citizens Communications /1/                                         10,000,000
  6.38%; 08/15/04                                                       875,000                 902,452
TELEPHONE-INTEGRATED (2.34%)
 BellSouth                                                           10,000,000
  6.88%; 10/15/31                                                       250,000                 257,703
 France Telecom /1/                                                  10,000,000
  7.75%; 03/01/11                                                     1,500,000               1,635,141
 Qwest Capital Funding                                               10,000,000
  6.88%; 07/15/28                                                     1,000,000                 894,559
  7.75%; 02/15/31                                                       500,000                 494,630
 WorldCom                                                            10,000,000
  6.50%; 05/15/04                                                     1,100,000               1,141,533
                                                                                              4,423,566
TRANSPORT-AIR FREIGHT (0.28%)
 FedEx                                                               10,000,000
  8.40%; 03/23/10                                                       500,000                 527,905
TRANSPORT-RAIL (0.38%)
 Canadian Pacific Railway                                            10,000,000
  7.13%; 10/15/31                                                       225,000                 231,884
 CSX                                                                 10,000,000
  7.05%; 05/01/02                                                        30,000                  30,609
 Union Pacific                                                       10,000,000
  5.75%; 10/15/07                                                       450,000                 459,177
                                                                                                721,670
                                                                   TOTAL BONDS               92,358,432

                                                          Principal

     Type           Rate               Maturity           Amount                              Value

--------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (19.12%)
                                                                     $                     $
FHLMC           6.00%         03/01/31 - 04/01/31                     1,480,526               1,501,346
FHLMC           6.50%         03/01/19 - 07/01/31                     9,550,198               9,895,155
FHLMC           7.00%         12/01/29 - 05/01/31                    12,175,138              12,698,896
FHLMC           7.50%         11/01/29 - 03/01/31                     7,681,398               8,053,736
FHLMC           8.00%         09/01/30                                3,743,619               3,959,771
                                                      TOTAL FHLMC CERTIFICATES               36,108,904

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (10.41%)
FNMA            5.50%         06/01/31                                1,695,409               1,684,212
FNMA            6.00%         05/01/09 - 03/01/11                     5,238,073               5,472,725
FNMA            6.50%         01/01/11 - 10/01/31                    12,042,852              12,508,856
                                                       TOTAL FNMA CERTIFICATES               19,665,793

                                                          Principal

     Type           Rate               Maturity           Amount                              Value

--------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (4.72%)
                                                                     $                     $
GNMA II         6.00%         07/20/28 - 07/20/29                     7,391,308               7,478,563
GNMA II         6.50%         03/20/28 - 05/20/29                     1,389,506               1,430,510
                                                       TOTAL GNMA CERTIFICATES                8,909,073

                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
TREASURY BONDS (13.74%)
 U.S. Treasury                                                       10,000,000
                                                                     $                     $
  4.63%; 02/28/03                                                     1,400,000               1,445,282
  4.63%; 05/15/06                                                     4,010,000               4,195,462
  4.75%; 01/31/03                                                     1,400,000               1,445,391
  5.00%; 02/15/11                                                     4,290,000               4,527,962
  5.00%; 08/15/11                                                     3,275,000               3,465,232
  5.38%; 02/15/31                                                     2,250,000               2,420,507
  5.75%; 08/15/10                                                       500,000                 555,313
  6.13%; 08/15/29                                                        25,000                  29,070
  6.25%; 05/15/30                                                     6,610,000               7,878,809
                                                          TOTAL TREASURY BONDS               25,963,028

                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.42%)
FINANCE-CONSUMER LOANS (2.42%)
 Investment in Joint Trading Account; Household Finance              10,000,000
  2.63%; 11/01/01                                                     4,566,744               4,566,744
                                                        TOTAL COMMERCIAL PAPER                4,566,744
                                                                                           ------------

                                          TOTAL PORTFOLIO INVESTMENTS (99.30%)              187,571,974
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES (0.70%)                                1,324,584
                                                    TOTAL NET ASSETS (100.00%)             $188,896,558
                                                                                           --------------



                                      204


See accompanying notes.

                            SCHEDULE OF INVESTMENTS

               PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.

                                OCTOBER 31, 2001

                                                        Principal

    Type         Rate            Maturity                Amount                   Value

--------------------------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (99.35%)
                                                       $                      $
GNMA I        5.50%       12/15/13 - 03/15/14            3,599,737               3,683,112

GNMA I        6.00%       10/15/23 - 04/15/24           10,282,899              10,512,000

GNMA I        6.50%       07/15/08 - 11/01/31           60,790,644              63,086,247

GNMA I        7.00%       10/15/22 - 06/15/31           77,659,911              81,321,349

GNMA I        7.25%       09/15/25 - 10/15/25            1,734,684               1,820,931

GNMA I        7.50%       04/15/17 - 05/15/31           71,158,351              75,021,436

GNMA I        8.00%       08/15/16 - 04/15/31           22,231,103              23,627,840

GNMA II       5.50%       07/20/14                         715,199                 727,626

GNMA II       6.00%       01/20/24 - 06/20/26           12,256,946              12,422,591

GNMA II       6.50%       03/20/24 - 09/01/31           23,261,933              23,974,060

GNMA Il       6.50%       04/15/26                         566,965                 587,280

                                          TOTAL GNMA CERTIFICATES              296,784,472


                                                        Principal

                                                         Amount                   Value

--------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.03%)

FINANCE-CONSUMER LOANS (1.03%)
 Investment in Joint Trading Account; Student
  Loan Marketing Association                           100,000,000
                                                       $                      $
  2.46%; 11/01/01                                        3,089,279               3,089,279


                                           TOTAL COMMERCIAL PAPER                3,089,279
                                                                              ------------



                            TOTAL PORTFOLIO INVESTMENTS (100.38%)              299,873,751

LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (-0.38%)                 (1,148,556)
                                       TOTAL NET ASSETS (100.00%)             $298,725,195

                                                                              ---------------




                                      207

See accompanying notes.




                            SCHEDULE OF INVESTMENTS
                        PRINCIPAL HIGH YIELD FUND, INC.

                                OCTOBER 31, 2001

                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
BONDS (94.26%)
AGRICULTURAL CHEMICALS (2.61%)
 IMC Global /1/                                            10,000,000
                                                           $                     $
  10.88%; 06/01/08                                            700,000                717,500
APPAREL MANUFACTURERS (0.38%)
 William Carter /1/                                        10,000,000
  10.88%; 08/15/11                                            100,000                104,500
AUTO-MEDIUM & HEAVY DUTY TRUCKS (2.59%)
 Navistar Financial                                        10,000,000
  9.00%; 06/01/02                                             700,000                711,596
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.70%)
 Advance Stores /1/                                        10,000,000
  10.25%; 04/15/08                                            200,000                193,000
BUILDING-RESIDENTIAL & COMMERCIAL (2.73%)
 D.R. Horton                                               10,000,000
  9.75%; 09/15/10                                             750,000                751,875
CABLE TV (8.20%)
 Charter Communications Holdings                           10,000,000
  0.00%; 05/15/11/ 2/                                         700,000                421,750
  10.75%; 10/01/09                                            700,000                733,250
 Frontiervision Holdings                                   10,000,000
  11.88%; 09/15/07                                            700,000                728,000
 Mediacom Broadband /1/                                    10,000,000
  11.00%; 07/15/13                                            350,000                371,000
                                                                                   2,254,000
CASINO HOTELS (1.18%)
 Park Place Entertainment                                  10,000,000
  8.13%; 05/15/11                                             350,000                325,500
CASINO SERVICES (2.76%)
 Anchor Gaming                                             10,000,000
  9.88%; 10/15/08                                             700,000                758,625
CELLULAR TELECOMMUNICATIONS (3.95%)
 American Cellular                                         10,000,000
  9.50%; 10/15/09                                             350,000                351,750
 Crown Castle International                                10,000,000
  9.38%; 08/01/11                                             350,000                304,500
 Nextel Partners                                           10,000,000
  11.00%; 03/15/10                                            350,000                260,750
 UbiquiTel Operating /2/                                   10,000,000
  0.00%; 04/15/10                                             350,000                168,000
                                                                                   1,085,000
CHEMICALS-DIVERSIFIED (2.35%)
 Equistar Chemicals /1/                                    10,000,000
  10.13%; 09/01/08                                            700,000                647,500
COAL (1.32%)
 Luscar Coal /1/                                           10,000,000
  9.75%; 10/15/11                                             350,000                363,125
COMMERCIAL SERVICES (0.66%)
 Iron Mountain                                             10,000,000
  8.63%; 04/01/13                                             175,000                182,875
                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMPUTER SERVICES (1.82%)
 Globix                                                    10,000,000
                                                           $                     $
  12.50%; 02/01/10                                            750,000                150,000
 Unisys                                                    10,000,000
  8.13%; 06/01/06                                             350,000                350,000
                                                                                     500,000
DIVERSIFIED FINANCIAL SERVICES (0.47%)
 Finova Group                                              10,000,000
  7.50%; 11/15/09                                             350,000                129,500
ELECTRIC-DISTRIBUTION (1.31%)
 BRL Universal Equipment /1/                               10,000,000
  8.88%; 02/15/08                                             350,000                360,500
ELECTRIC-GENERATION (1.09%)
 CE Casecnan Water & Energy                                10,000,000
  11.45%; 11/15/05                                            350,000                301,000
ELECTRIC-INTEGRATED (2.87%)
 PG&E National Energy Group                                10,000,000
  10.38%; 05/16/11                                            700,000                789,730
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.32%)
 Flextronics International                                 10,000,000
  9.88%; 07/01/10                                             350,000                364,000
FINANCE-AUTO LOANS (2.81%)
 Ford Motor Credit                                         10,000,000
  6.50%; 01/25/07                                             775,000                772,613
FINANCE-OTHER SERVICES (4.34%)
 Alamosa Delaware                                          10,000,000
  12.50%; 02/01/11                                            350,000                346,500
 Orion Power Holdings                                      10,000,000
  12.00%; 05/01/10                                            700,000                847,000
                                                                                   1,193,500
FOOD-MEAT PRODUCTS (1.13%)
 Smithfield Foods /1/                                      10,000,000
  8.00%; 10/15/09                                             300,000                311,250
FOOD-MISCELLANEOUS/DIVERSIFIED (1.35%)
 Michael Foods                                             10,000,000
  11.75%; 04/01/11                                            350,000                371,000
FOOD-WHOLESALE/DISTRIBUTION (1.66%)
 Fleming                                                   10,000,000
  10.13%; 04/01/08                                            100,000                104,500
  10.63%; 07/31/07                                            350,000                352,625
                                                                                     457,125
FUNERAL SERVICE & RELATED ITEMS (2.32%)
 Service Corp. International                               10,000,000
  6.00%; 12/15/05                                             700,000                638,750
HOTELS & MOTELS (2.32%)
 John Q Hammons Hotels                                     10,000,000
  8.88%; 02/15/04                                             700,000                637,000
INDEPENDENT POWER PRODUCER (2.74%)
 Calpine                                                   10,000,000
  8.50%; 02/15/11                                             750,000                754,712
                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
INTERNET CONNECTIVITY SERVICE (0.49%)
 Covad Communications Group /1 2/                          10,000,000
                                                           $                     $
  6.00%; 09/15/05                                             750,000                135,000
LIFE & HEALTH INSURANCE (1.85%)
 Conseco                                                   10,000,000
  8.50%; 10/15/02                                             700,000                507,500
MEDICAL-HOSPITALS (3.82%)
 HCA - The Healthcare Co.                                  10,000,000
  7.13%; 06/01/06                                             500,000                523,750
 IASIS Healthcare                                          10,000,000
  13.00%; 10/15/09                                            175,000                187,250
 Magellan Health Services                                  10,000,000
  9.00%; 02/15/08                                             350,000                339,500
                                                                                   1,050,500
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.29%)
 Amerisource Bergen /1/                                    10,000,000
  8.13%; 09/01/08                                              75,000                 78,750
OIL COMPANY-EXPLORATION & PRODUCTION (4.79%)
 Chesapeake Energy /1/                                     10,000,000
  8.38%; 11/01/08                                             700,000                694,750
 Cross Timbers Oil                                         10,000,000
  9.25%; 04/01/07                                             350,000                368,375
 Petroleos Mexicanos /1/                                   10,000,000
  6.50%; 02/01/05                                             250,000                253,437
                                                                                   1,316,562
OIL-FIELD SERVICES (1.33%)
 Hanover Equipment Trust /1/                               10,000,000
  8.50%; 09/01/08                                             350,000                365,750
PAPER & RELATED PRODUCTS (4.84%)
 Doman Industries                                          10,000,000
  12.00%; 07/01/04                                          1,100,000                968,000
 Norske Skog Canada /1/                                    10,000,000
  8.63%; 06/15/11                                             350,000                362,687
                                                                                   1,330,687
PHYSICAL THERAPY & REHABILITATION CENTERS (2.63%)
 Healthsouth /1/                                           10,000,000
  7.38%; 10/01/06                                             700,000                724,500
POULTRY (1.32%)
 Tyson Foods /1/                                           10,000,000
  7.25%; 10/01/06                                             350,000                362,836
RETAIL-AUTOMOBILE (0.72%)
 Autonation /1/                                            10,000,000
  9.00%; 08/01/08                                             200,000                197,000
RETAIL-DISCOUNT (1.11%)
 K Mart /1/                                                10,000,000
  9.88%; 06/15/08                                             350,000                305,416
RETAIL-REGIONAL DEPARTMENT STORE (1.19%)
 Dillards                                                  10,000,000
  6.13%; 11/01/03                                             350,000                326,668
                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RUBBER&VINYL (0.67%)
 Applied Extrusion Technologies /1/                        10,000,000
                                                           $                     $
  10.75%; 07/01/11                                            175,000                183,750
SATELLITE TELECOM (1.33%)
 EchoStar Broadband                                        10,000,000
  10.38%; 10/01/07                                            350,000                365,750
SPECIAL PURPOSE ENTITY (3.33%)
 York Power Funding /1/                                    10,000,000
  12.00%; 10/30/07                                            900,000                915,750
STEEL-PRODUCERS (1.15%)
 United States Steel /1/                                   10,000,000
  10.75%; 08/01/08                                            350,000                315,000
TELECOM EQUIPMENT FIBER OPTICS (0.80%)
 Williams Communications Group                             10,000,000
  11.70%; 08/01/08                                            525,000                220,500
TELECOMMUNICATION SERVICES (1.51%)
 Asia Global Crossing                                      10,000,000
  13.38%; 10/15/10                                            350,000                 84,000
 Dolphin Telecom /2/                                       10,000,000
  0.00%; 05/15/09                                           1,500,000                 15,000
 KPNQwest                                                  10,000,000
  8.13%; 06/01/09                                             350,000                220,500
 McLeodUSA                                                 10,000,000
  11.38%; 01/01/09                                            350,000                 94,500
                                                                                     414,000
TELEPHONE-INTEGRATED (1.84%)
 Intermedia Communications                                 10,000,000
  8.60%; 06/01/08                                             350,000                355,250
 XO Communications                                         10,000,000
  12.50%; 04/15/06                                            750,000                150,000
                                                                                     505,250
WEB HOSTING & DESIGN (0.09%)
 Psinet /2/                                                10,000,000
  10.50%; 12/01/06                                            350,000                 24,500
WIRELESS EQUIPMENT (2.18%)
 SBA Communications                                        10,000,000
  10.25%; 02/01/09                                            750,000                600,000
                                                         TOTAL BONDS              25,921,445

                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
TREASURY BONDS (2.88%)
 U.S. Treasury                                             10,000,000
  5.00%; 08/15/11                                             750,000                793,564
                                                TOTAL TREASURY BONDS                 793,564

                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (0.01%)
COMPUTER SERVICES (0.00%)
                                                                                 $
 Decisionone /2/                                                3,500                      -
 Decisionone /2/                                                2,054                      -
 Decisionone /2/                                                3,540                      -
 Decisionone /2/                                                2,100                      -
                                                                                           -
WIRELESS EQUIPMENT (0.01%)
 FWT                                                           14,933                  3,733
                                                 TOTAL COMMON STOCKS                   3,733

                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.42%)
RETAIL-PROPANE DISTRIBUTION (0.03%)
 Star Gas Partners                                                308                  6,625
TELECOMMUNICATION SERVICES (0.08%)
 Global Crossing Holding                                        7,500                 22,500
WIRELESS EQUIPMENT (0.31%)
 FWT /2/                                                      170,986                 85,493
                                              TOTAL PREFERRED STOCKS                 114,618

                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.99%)
FINANCE-CONSUMER LOANS (2.99%)
 Investment in Joint Trading Account;
  Household Finance                                        10,000,000
                                                           $                     $
  2.63%; 11/01/01                                             821,220                821,220
                                              TOTAL COMMERCIAL PAPER                 821,220
                                                                                 -----------

                               TOTAL PORTFOLIO INVESTMENTS (100.56%)              27,654,580
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (-0.56%)                     (153,400)
                                          TOTAL NET ASSETS (100.00%)             $27,501,180
                                                                                 --------------





/1 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $7,963,001 or 28.96% of net assets.
/2 /Non-income producing security.

                                      210

See accompanying notes.




                            SCHEDULE OF INVESTMENTS
                     PRINCIPAL LIMITED TERM BOND FUND, INC.

                                OCTOBER 31, 2001

                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (89.12%)
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (1.98%)
 Timken                                                              10,000,000
                                                                     $                     $
  7.30%; 08/13/02                                                     1,000,000              1,035,334
AUTOMOBILE SEQUENTIAL (0.22%)
 Union Acceptance                                                    10,000,000
  7.17%; 06/09/03                                                       116,251                116,499
CELLULAR TELECOMMUNICATIONS (2.05%)
 AT&T Wireless Services                                              10,000,000
  7.35%; 03/01/06                                                     1,000,000              1,067,370
CREDIT CARD ASSET BACKED SECURITIES (16.53%)
 Citibank Credit Card Issuance Trust                                 10,000,000
  6.90%; 10/17/07                                                     2,000,000              2,199,806
 Discover Card Master Trust I                                        10,000,000
  5.60%; 05/16/06                                                     2,000,000              2,095,385
  6.05%; 08/18/08                                                     1,500,000              1,601,086
  6.85%; 07/17/07                                                     2,000,000              2,178,178
 MBNA Master Credit Card Trust                                       10,000,000
  6.90%; 01/15/08                                                       500,000                548,953
                                                                                             8,623,408
CREDIT CARD CONTROL AMORTIZATION (1.12%)
 Sears Credit Account Master Trust                                   10,000,000
  7.25%; 11/15/07                                                       550,000                587,113
DIVERSIFIED FINANCIAL SERVICES (3.92%)
 Citigroup                                                           10,000,000
  6.75%; 12/01/05                                                       400,000                435,161
 Nisource Finance                                                    10,000,000
  7.50%; 11/15/03                                                     1,500,000              1,607,952
                                                                                             2,043,113
ELECTRIC-DISTRIBUTION (1.55%)
 Detroit Edison                                                      10,000,000
  5.05%; 10/01/05                                                       800,000                808,960
ELECTRIC-INTEGRATED (5.07%)
 Gulf Power                                                          10,000,000
  4.69%; 08/01/03                                                     1,000,000              1,021,026
 Niagara Mohawk Power                                                10,000,000
  7.38%; 07/01/03                                                     1,542,439              1,622,937
                                                                                             2,643,963
FINANCE-AUTO LOANS (5.89%)
 Ford Credit                                                         10,000,000
  6.00%; 01/14/03                                                       900,000                917,671
  7.50%; 01/15/03                                                       100,000                103,704
 General Motors Acceptance                                           10,000,000
  5.80%; 03/12/03                                                     2,010,000              2,049,935
                                                                                             3,071,310
FINANCE-CONSUMER LOANS (3.64%)
 Household Finance                                                   10,000,000
  6.50%; 01/24/06                                                     1,800,000              1,899,628
FINANCE-INVESTMENT BANKER & BROKER (3.40%)
 Morgan Stanley Dean Witter                                          10,000,000
  7.75%; 06/15/05                                                     1,600,000              1,774,251
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (17.33%)
 Countrywide Home Loan                                               10,000,000
                                                                     $                     $
  6.85%; 06/15/04                                                     1,400,000              1,506,474
 Federal Home Loan Mortgage                                          10,000,000
  5.25%; 01/15/06                                                     2,000,000              2,105,966
  6.88%; 01/15/05                                                     2,050,000              2,261,091
  7.38%; 05/15/03                                                     1,000,000              1,073,036
 Federal National Mortgage Assocation                                10,000,000
  5.13%; 02/13/04                                                     2,000,000              2,096,202
                                                                                             9,042,769
FINANCE-OTHER SERVICES (0.52%)
 Pemex Finance                                                       10,000,000
  6.13%; 11/15/03                                                       266,400                273,049
MORTGAGE BACKED SECURITIES (14.04%)
 Chase Commercial Mortgage Securities                                10,000,000
  7.56%; 10/15/32                                                       500,000                551,200
 DLJ Commercial Mortgage                                             10,000,000
  6.08%; 08/10/08                                                     1,265,873              1,332,776
  6.14%; 10/15/06                                                       466,917                491,397
 JP Morgan Commercial Mortgage Finance                               10,000,000
  7.07%; 09/15/29                                                     1,743,394              1,872,343
 LB Commercial Conduit Mortgage Trust                                10,000,000
  6.41%; 08/15/07                                                     1,184,537              1,258,290
 Lehman Large Loan                                                   10,000,000
  6.79%; 06/12/04                                                     1,613,327              1,684,873
 Salomon Brothers Mortgage Securities                                10,000,000
  6.78%; 01/20/28                                                       130,199                132,755
                                                                                             7,323,634
OIL REFINING & MARKETING (0.20%)
 Valero Energy /1/                                                   10,000,000
  6.75%; 12/15/32                                                       100,000                102,629
PIPELINES (1.57%)
 Enron                                                               10,000,000
  6.75%; 09/01/04                                                     1,000,000                821,604
REGIONAL BANKS (2.40%)
 PNC Funding                                                         10,000,000
  5.75%; 08/01/06                                                     1,200,000              1,250,365
RETAIL-MAJOR DEPARTMENT STORE (2.26%)
 May Department Stores                                               10,000,000
  9.88%; 12/01/02                                                     1,100,000              1,177,796
TELEPHONE-INTEGRATED (5.43%)
 BellSouth                                                           10,000,000
  5.00%; 10/15/06                                                       900,000                910,883
 Royal KPN                                                           10,000,000
  7.50%; 10/01/05                                                     1,000,000                864,779
 Sprint Capital                                                      10,000,000
  7.13%; 01/30/06                                                     1,000,000              1,056,630
                                                                                             2,832,292
                                                                   TOTAL BONDS              46,495,087

                                                          Principal

     Type           Rate               Maturity           Amount                              Value

-------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (4.10%)
                                                                     $                     $
FHLMC           6.50%         04/01/09 - 04/01/15                       560,551                580,555
FHLMC           7.00%         12/01/22 - 03/01/28                       634,859                666,288
FHLMC           7.25%         12/01/07                                  172,504                174,546
FHLMC           7.50%         12/01/29                                  297,339                312,743
FHLMC           8.00%         12/01/11 - 10/01/22                       238,073                254,767
FHLMC           8.25%         01/01/12                                   10,332                 10,470
FHLMC           9.00%         09/01/09                                  130,733                141,301
                                                      TOTAL FHLMC CERTIFICATES               2,140,670

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (4.85%)
FNMA            6.00%         07/01/28                                  836,350                849,200
FNMA            7.50%         10/01/29                                1,050,240              1,105,681
FNMA            8.00%         10/01/06 - 05/01/27                       168,346                176,837
FNMA            8.50%         05/01/22                                  241,038                260,920
FNMA            9.00%         02/01/25                                  126,004                138,432
                                                       TOTAL FNMA CERTIFICATES               2,531,070

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (0.18%)
GNMA II         8.00%         01/20/16                                   87,919                 94,407
                                                       TOTAL GNMA CERTIFICATES                  94,407

                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.02%)
FINANCE-CONSUMER LOANS (1.02%)
 Investment in Joint Trading Account; Household Finance              10,000,000
                                                                     $                     $
  2.63%; 11/01/01                                                       529,569                529,569
                                                        TOTAL COMMERCIAL PAPER                 529,569
                                                                                           -----------

                                          TOTAL PORTFOLIO INVESTMENTS (99.27%)              51,790,803
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES (0.73%)                                 379,218
                                                    TOTAL NET ASSETS (100.00%)             $52,170,021
                                                                                           -------------



/1 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $102,629 or .20% of net assets.
See accompanying notes.

                                      212



                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL TAX-EXEMPT BOND FUND, INC.

                                OCTOBER 31, 2001

                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (98.24%)
ALASKA (1.96%)
 Valdez, Alaska
  Amerada Hess                                             10,000,000
                                                           $                     $
  6.10%; 02/01/24                                           3,500,000               3,535,000
ARKANSAS (3.83%)
 Arkansas                                                  10,000,000
  5.25%; 08/01/12                                           2,000,000               2,182,920
 Blytheville, Arkansas
  Nucor                                                    10,000,000
  6.90%; 12/01/21                                           4,610,000               4,716,629
                                                                                    6,899,549
CALIFORNIA (2.34%)
 California                                                10,000,000
  5.50%; 06/01/03                                           3,000,000               3,145,500
 California Pollution Control
  San Diego Gas & Electric                                 10,000,000
  5.90%; 06/01/14                                           1,000,000               1,068,780
                                                                                    4,214,280
FLORIDA (4.10%)
 Florida                                                   10,000,000
  5.00%; 07/01/28                                           2,000,000               1,997,820
 Orlando, Florida
  Utilities Commission Water & Electric                    10,000,000
  5.25%; 10/01/16                                           3,125,000               3,305,938
 Sunrise, Florida
  Utilities                                                10,000,000
  5.20%; 10/01/22                                           2,000,000               2,069,780
                                                                                    7,373,538
GEORGIA (3.61%)
 Fulco, Georgia
  St. Joseph's Hospital                                    10,000,000
  5.50%; 10/01/14                                           2,000,000               2,160,620
 Georgia                                                   10,000,000
  5.75%; 07/01/03                                           2,000,000               2,113,800
  6.00%; 07/01/05                                           2,000,000               2,215,560
                                                                                    6,489,980
HAWAII (1.13%)
 Hawaii                                                    10,000,000
  5.00%; 04/01/17                                           2,000,000               2,030,120
ILLINOIS (10.40%)
 Chicago, Illinois
  Chicago, Midway Airport                                  10,000,000
  5.50%; 01/01/11                                           1,500,000               1,606,065
  5.50%; 01/01/13                                             500,000                 530,320
 Chicago, Illinois
  Peoples Gas Light                                        10,000,000
  6.88%; 03/01/15                                           2,800,000               2,893,352
 Cook County, Illinois                                     10,000,000
  5.00%; 11/15/23                                           2,000,000               1,984,120
 Illinois                                                  10,000,000
  5.00%; 03/01/14                                           2,000,000               2,087,660
  5.25%; 04/01/08                                           2,000,000               2,177,940
 Illinois Health Facility
  Evangelical Hospital                                     10,000,000
  6.75%; 04/15/02                                             680,000                 707,880
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
ILLINOIS (CONTINUED)
 Illinois Health Facility
  Northwestern Memorial Hospital                           10,000,000
                                                           $                     $
  5.60%; 08/15/06                                             500,000                 537,135
  5.75%; 08/15/08                                             615,000                 655,116
  5.80%; 08/15/09                                             840,000                 892,491
  6.10%; 08/15/14                                           1,000,000               1,071,910
 Illinois Health Facility
  South Suburban Hospital                                  10,000,000
  5.25%; 08/15/18                                             320,000                 354,045
  7.00%; 02/15/09                                             305,000                 349,884
  7.00%; 02/15/18                                             720,000                 885,089
 Illinois Sports Facilities Authority                      10,000,000
  5.00%; 06/15/32                                           2,000,000               1,979,760
                                                                                   18,712,767
INDIANA (5.05%)
 Indiana Bond Bank                                         10,000,000
  5.38%; 02/01/17                                           3,000,000               3,178,110
 Indiana Health Facility
  Clarion Health Partners                                  10,000,000
  5.38%; 02/15/09                                           2,520,000               2,693,199
 Lawrenceburg, Indiana
  Indiana Michigan Power                                   10,000,000
  5.90%; 11/01/19                                           2,000,000               2,000,000
 Warrick County, Indiana
  Southern Indiana Gas & Electric                          10,000,000
  6.00%; 05/01/23                                           1,190,000               1,227,390
                                                                                    9,098,699
IOWA (2.24%)
 Eddyville, Iowa
  Cargill                                                  10,000,000
  5.63%; 12/01/13                                           1,000,000               1,038,390
 Iowa Finance Authority
  Iowa Health System                                       10,000,000
  5.13%; 01/01/28                                           3,000,000               2,989,080
                                                                                    4,027,470
MAINE (0.94%)
 Maine Governmental Facilities Authority                   10,000,000
  5.38%; 10/01/17                                           1,600,000               1,688,656
MASSACHUSETTS (1.21%)
 Massachusetts                                             10,000,000
  5.25%; 01/01/08                                           2,000,000               2,179,780
MICHIGAN (5.59%)
 Detroit, Michigan
  Chrysler                                                 10,000,000
  5.20%; 05/01/10                                           1,700,000               1,799,569
 Detroit, Michigan
  Sewer                                                    10,000,000
  5.13%; 07/01/31                                           3,000,000               3,007,950
 Michigan                                                  10,000,000
  5.50%; 12/01/06                                           2,000,000               2,220,120
 Michigan State Hospital
  Daughters of Charity                                     10,000,000
  5.50%; 11/01/05                                             945,000               1,003,373
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
MICHIGAN (CONTINUED)
 Michigan Strategic Fund
  Detroit Edison Pollution Control                         10,000,000
                                                           $                     $
  5.45%; 09/01/29                                           2,000,000               2,022,600
                                                                                   10,053,612
MINNESOTA (1.18%)
 Minnesota                                                 10,000,000
  5.25%; 11/01/03                                           2,000,000               2,116,700
MISSISSIPPI (3.29%)
 Mississippi                                               10,000,000
  5.25%; 09/01/07                                           1,000,000               1,095,430
  5.50%; 09/01/10                                           2,000,000               2,240,240
 Mississippi Development Bank
  Park Place Entertainment                                 10,000,000
  6.25%; 12/01/17                                           2,625,000               2,580,480
                                                                                    5,916,150
MISSOURI (2.46%)
 Cape Girardeau County, Missouri
  Procter & Gamble                                         10,000,000
  5.30%; 05/15/28                                           2,000,000               1,974,700
 Missouri Development Finance Board
  Procter & Gamble                                         10,000,000
  5.20%; 03/15/29                                           2,400,000               2,449,344
                                                                                    4,424,044
NEVADA (1.72%)
 Nevada                                                    10,000,000
  5.00%; 08/01/08                                           1,000,000               1,078,210
  5.25%; 09/15/27                                           2,000,000               2,024,640
                                                                                    3,102,850
NEW MEXICO (1.22%)
 Lordsburg, New Mexico
  Phelps Dodge                                             10,000,000
  6.50%; 04/01/13                                           2,150,000               2,198,569
NEW YORK (3.60%)
 Dutchess County, New York
  IBM                                                      10,000,000
  5.45%; 12/01/29                                           6,000,000               6,483,720
NORTH CAROLINA (2.26%)
 Charlotte, North Carolina
  Water & Sewer                                            10,000,000
  5.13%; 06/01/26                                           1,975,000               2,009,958
 North Carolina                                            10,000,000
  5.00%; 03/01/18                                           2,000,000               2,065,440
                                                                                    4,075,398
OHIO (1.20%)
 Ohio                                                      10,000,000
  5.50%; 02/01/05                                           2,000,000               2,159,440
OKLAHOMA (1.42%)
 Tulsa Industrial Authority
  St. John Medical Center                                  10,000,000
  6.25%; 02/15/14                                           1,280,000               1,438,502
  6.25%; 02/15/17                                           1,000,000               1,123,830
                                                                                    2,562,332
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
PENNSYLVANIA (1.78%)
 Harrisburg, Pennsylvania
  City of Harrisburg                                       10,000,000
                                                           $                     $
  5.50%; 09/01/25                                           1,000,000               1,038,170
 Pennsylvania                                              10,000,000
  5.13%; 09/15/06                                           2,000,000               2,174,220
                                                                                    3,212,390
RHODE ISLAND (0.63%)
 Rhode Island State & Providence Plantations
  Mobil Oil Refining                                       10,000,000
  5.50%; 08/01/11                                           1,000,000               1,125,220
SOUTH CAROLINA (5.52%)
 Darlington County, South Carolina
  Carolina Power & Light                                   10,000,000
  6.60%; 11/01/10                                           1,000,000               1,068,810
 Greenville Hospital System
  Greenville Hospital                                      10,000,000
  5.50%; 05/01/16                                           2,500,000               2,547,700
  6.00%; 05/01/20                                             230,000                 255,776
 Oconee County, South Carolina
  Duke Power                                               10,000,000
  5.80%; 04/01/14                                           2,000,000               2,088,540
 South Carolina                                            10,000,000
  5.25%; 04/01/05                                           2,000,000               2,154,480
 York County, South Carolina
  Bowater                                                  10,000,000
  7.63%; 03/01/06                                           1,700,000               1,816,773
                                                                                    9,932,079
TENNESSEE (1.69%)
 Louden County, Tennessee
  Kimberly Clark                                           10,000,000
  6.20%; 02/01/23                                           2,950,000               3,043,102
TEXAS (11.67%)
 Brazos River Authority
  Houston Industries                                       10,000,000
  5.13%; 05/01/19                                           2,000,000               2,014,520
  5.13%; 11/01/20                                           2,000,000               2,009,600
 Cass County, Texas
  International Paper                                      10,000,000
  5.35%; 04/01/12                                           3,750,000               3,767,662
 Corpus Christi, Texas
  Valero Energy                                            10,000,000
  5.13%; 04/01/09                                           1,000,000               1,009,470
  5.40%; 04/01/18                                           1,000,000                 996,610
 Guadalupe-Blanco River Authority
  E.I. Dupont De Nemours                                   10,000,000
  6.35%; 07/01/22                                           2,500,000               2,626,325
 Gulf Coast Waste Disposal Authority
  Valero Energy                                            10,000,000
  5.70%; 04/01/32                                           2,000,000               1,897,740
 Milam County, Texas
  Alcoa                                                    10,000,000
  5.65%; 12/01/12                                           2,000,000               2,108,300
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
TEXAS (CONTINUED)
 San Antonio, Texas
  San Antonio Electric & Gas                               10,000,000
                                                           $                     $
  4.50%; 02/01/21                                           3,715,000               3,456,399
 Tarrant County, Texas
  Harris Methodist Health System                           10,000,000
  5.90%; 09/01/06                                           1,000,000               1,122,350
                                                                                   21,008,976
UTAH (1.76%)
 Utah                                                      10,000,000
  4.50%; 07/01/05                                           3,000,000               3,165,720
WASHINGTON (5.58%)
 Central Puget Sound, Washington
  Regional Transportation Authority                        10,000,000
  5.25%; 02/01/17                                           1,000,000               1,067,210
 Clark County, Washington
  Sewer                                                    10,000,000
  5.25%; 12/01/15                                           1,000,000               1,089,580
 Seattle, Washington
  Seattle Light & Power                                    10,000,000
  4.88%; 06/01/21                                           1,500,000               1,462,065
  5.10%; 11/01/05                                           1,950,000               2,060,175
 Washington                                                10,000,000
  5.00%; 01/01/05                                           2,035,000               2,160,152
  5.50%; 01/01/11                                           2,000,000               2,207,140
                                                                                   10,046,322
WEST VIRGINIA (5.57%)
 Braxton County, West Virginia
  Weyerhaeuser                                             10,000,000
  5.40%; 05/01/25                                           2,000,000               1,890,720
 Marshall County, West Virginia
  Ohio Power                                               10,000,000
  5.90%; 04/01/22                                           4,500,000               4,649,175
 Pleasants County, West Virginia
  Potomac Edison                                           10,000,000
  6.15%; 05/01/15                                           2,000,000               2,194,180
 West Virginia                                             10,000,000
  5.20%; 11/01/26                                           1,250,000               1,300,750
                                                                                   10,034,825
WISCONSIN (3.29%)
 Kaukauna, Wisconsin
  E.I. Dupont De Nemours                                   10,000,000
  5.40%; 05/01/04                                           3,610,000               3,792,269
 Wisconsin Health & Educational Facilities
  Franciscan Skemp Medical Center                          10,000,000
  5.88%; 11/15/10                                           1,000,000               1,069,250
  6.13%; 11/15/15                                           1,000,000               1,060,820
                                                                                    5,922,339
                                              TOTAL TAX-EXEMPT BONDS              176,833,627

                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
OTHER (3.10%)
 Municipal Fund for Temporary                                                    $
  Investment-Blackrock Institutional Funds                  5,590,000               5,590,000
                                                         TOTAL OTHER                5,590,000
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (101.34%)              182,423,627
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (-1.34%)                    (2,414,805)
                                          TOTAL NET ASSETS (100.00%)             $180,008,822
                                                                                 ---------------



                                      213

See accompanying notes.



                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001       2000       1999           1998       1997
                            ----       ----       ----           ----       ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.25     $10.66     $11.59         $11.44     $11.17
Income from Investment
 Operations:
 Net Investment Income      0.61       0.72       0.70           0.71       0.75
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.88      (0.40)     (0.91)          0.16       0.33
                            ----      -----      -----           ----       ----
 Total From Investment
            Operations      1.49       0.32      (0.21)          0.87       1.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.63)     (0.73)     (0.69)         (0.72)     (0.81)
 Distributions from
  Capital Gains.......        --         --      (0.03)            --         --
   ----                                          -----
   Total Dividends and
         Distributions     (0.63)     (0.73)     (0.72)         (0.72)     (0.81)
                           -----      -----      -----          -----      -----
Net Asset Value, End
 of Period............    $11.11     $10.25     $10.66         $11.59     $11.44
                          ======     ======     ======         ======     ======
Total Return /(a)/ ...     14.96%      3.23%     (1.92)%         7.76%     10.15%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $143,818   $124,630   $145,975       $148,081   $126,427
 Ratio of Expenses to
  Average Net Assets..      1.05%      1.06%      1.04%          0.95%      0.95%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         --         --           1.04%      0.98%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.67%      6.96%      6.25%          6.19%      6.70%
 Portfolio Turnover
  Rate................     152.0%      60.7%      48.9%          15.2%      12.8%

                            2001       2000       1999           1998       1997
                            ----       ----       ----           ----       ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.24     $10.65     $11.58         $11.42     $11.15
Income from Investment
 Operations:
 Net Investment Income      0.54       0.64       0.61           0.63       0.67
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.88      (0.39)     (0.91)          0.16       0.31
                            ----      -----      -----           ----       ----
 Total From Investment
            Operations      1.42       0.25      (0.30)          0.79       0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.55)     (0.66)     (0.60)         (0.63)     (0.71)
 Distributions from
  Capital Gains.......        --         --      (0.03)            --         --
   ----                                          -----
   Total Dividends and
         Distributions     (0.55)     (0.66)     (0.63)         (0.63)     (0.71)
                           -----      -----      -----          -----      -----
Net Asset Value, End
 of Period............    $11.11     $10.24     $10.65         $11.58     $11.42
                          ======     ======     ======         ======     ======
Total Return /(a)/ ...     14.23%      2.45%     (2.68)%         7.04%      9.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $26,348    $22,577    $25,451        $22,466    $13,403
 Ratio of Expenses to
  Average Net Assets..      1.68%      1.85%      1.79%          1.67%      1.70%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         --         --           1.81%      1.79%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.04%      6.16%      5.50%          5.45%      5.92%
 Portfolio Turnover
  Rate................     152.0%      60.7%      48.9%          15.2%      12.8%

                            2001       2000      1999/(C)/
                            ----       ----      ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.14     $10.66     $10.90
Income from Investment
 Operations:
 Net Investment Income      0.46       0.52       0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.84      (0.40)     (0.24)
                            ----      -----      -----
 Total From Investment
            Operations      1.30       0.12      (0.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.42)     (0.64)     (0.20)
                           -----      -----      -----
   Total Dividends and
         Distributions     (0.42)     (0.64)     (0.20)
                           -----      -----      -----
Net Asset Value, End
 of Period............    $11.02     $10.14     $10.66
                          ======     ======     ======
Total Return /(a)/ ...     13.06%      1.22%     (0.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,237       $696       $271
 Ratio of Expenses to
  Average Net Assets..      2.80%      3.13%      1.84%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.86%      4.89%      5.81%/(e)/
 Portfolio Turnover
  Rate................     152.0%      60.7%      48.9%/(e)/

                            2001       2000       1999           1998       1997
                            ----       ----       ----           ----       ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.28     $10.67     $11.59         $11.43     $11.16
Income from Investment
 Operations:
 Net Investment Income      0.56       0.68       0.63           0.63       0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.88      (0.39)     (0.90)          0.16       0.30
                            ----      -----      -----           ----       ----
 Total From Investment
            Operations      1.44       0.29      (0.27)          0.79       1.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.68)     (0.62)         (0.63)     (0.74)
 Distributions from
  Capital Gains.......        --         --      (0.03)            --         --
   ----                                          -----
   Total Dividends and
         Distributions     (0.57)     (0.68)     (0.65)         (0.63)     (0.74)
                           -----      -----      -----          -----      -----
Net Asset Value, End
 of Period............    $11.15     $10.28     $10.67         $11.59     $11.43
                          ======     ======     ======         ======     ======
Total Return..........     14.42%      2.85%     (2.45)%         7.05%      9.49%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $17,494    $16,071    $16,096        $12,196     $5,976
 Ratio of Expenses to
  Average Net Assets..      1.49%      1.48%      1.61%          1.45%      1.45%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         --         --           1.72%      1.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.24%      6.54%      5.68%          5.66%      6.11%
 Portfolio Turnover
  Rate................     152.0%      60.7%      48.9%          15.2%      12.8%



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver ceased on October 31, 1998.
/(c) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                                      217




                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001       2000       1999          1998       1997
                            ----       ----       ----          ----       ----
PRINCIPAL GOVERNMENT SECURITIES
-------------------------------
INCOME FUND, INC.
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.18     $11.10     $11.63        $11.51     $11.26
Income from Investment
 Operations:
 Net Investment Income      0.65       0.68       0.69          0.70       0.70
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.61       0.07      (0.52)         0.12       0.29
                            ----       ----      -----          ----       ----
 Total From Investment
            Operations      1.26       0.75       0.17          0.82       0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.67)     (0.67)     (0.70)        (0.70)     (0.74)
                           -----      -----      -----         -----      -----
   Total Dividends and
         Distributions     (0.67)     (0.67)     (0.70)        (0.70)     (0.74)
                           -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $11.77     $11.18     $11.10        $11.63     $11.51
                          ======     ======     ======        ======     ======
Total Return /(a)/ ...     11.64%      7.09%      1.47%         7.38%      9.23%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $243,876   $213,114   $237,811      $251,455   $249,832
 Ratio of Expenses to
  Average Net Assets..      0.90%      0.94%      0.89%         0.86%      0.84%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.68%      6.14%      6.04%         6.07%      6.19%
 Portfolio Turnover
  Rate................      51.9%       6.9%      19.4%         17.1%      10.8%

                            2001       2000       1999          1998       1997
                            ----       ----       ----          ----       ----
PRINCIPAL GOVERNMENT SECURITIES
-------------------------------
INCOME FUND, INC.
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.13     $11.05     $11.60        $11.50     $11.23
Income from Investment
 Operations:
 Net Investment Income      0.58       0.58       0.61          0.62       0.64
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.59       0.09      (0.54)         0.12       0.29
                            ----       ----      -----          ----       ----
 Total From Investment
            Operations      1.17       0.67       0.07          0.74       0.93
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.59)     (0.59)     (0.62)        (0.64)     (0.66)
                           -----      -----      -----         -----      -----
   Total Dividends and
         Distributions     (0.59)     (0.59)     (0.62)        (0.64)     (0.66)
                           -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $11.71     $11.13     $11.05        $11.60     $11.50
                          ======     ======     ======        ======     ======
Total Return /(a)/ ...     10.82%      6.32%      0.65%         6.60%      8.65%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $36,303    $27,395    $29,751       $24,370    $15,431
 Ratio of Expenses to
  Average Net Assets..      1.59%      1.75%      1.63%         1.57%      1.39%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.98%      5.33%      5.30%         5.43%      5.63%
 Portfolio Turnover
  Rate................      51.9%       6.9%      19.4%         17.1%      10.8%

                            2001       2000      1999/(B)/
                            ----       ----      ----
PRINCIPAL GOVERNMENT SECURITIES
-------------------------------
INCOME FUND, INC.
-----------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.10     $11.10     $11.17
Income from Investment
 Operations:
 Net Investment Income      0.55       0.50       0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.56       0.08      (0.07)
                            ----       ----      -----
 Total From Investment
            Operations      1.11       0.58       0.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.48)     (0.58)     (0.19)
                           -----      -----      -----
   Total Dividends and
         Distributions     (0.48)     (0.58)     (0.19)
                           -----      -----      -----
Net Asset Value, End
 of Period............    $11.73     $11.10     $11.10
                          ======     ======     ======
Total Return /(a)/ ...     10.25%      5.41%      1.11%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,119     $1,030       $332
 Ratio of Expenses to
  Average Net Assets..      2.11%      2.64%      1.73%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.44%      4.42%      5.29%/(d)/
 Portfolio Turnover
  Rate................      51.9%       6.9%      19.4%/(d)/

                            2001       2000       1999          1998       1997
                            ----       ----       ----          ----       ----
PRINCIPAL GOVERNMENT SECURITIES
-------------------------------
INCOME FUND, INC.
-----------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.12     $11.03     $11.55        $11.42     $11.21
Income from Investment
 Operations:
 Net Investment Income      0.60       0.62       0.61          0.61       0.64
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.59       0.08      (0.52)         0.13       0.24
                            ----       ----      -----          ----       ----
 Total From Investment
            Operations      1.19       0.70       0.09          0.74       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.61)     (0.61)     (0.61)        (0.61)     (0.67)
                           -----      -----      -----         -----      -----
   Total Dividends and
         Distributions     (0.61)     (0.61)     (0.61)        (0.61)     (0.67)
                           -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $11.70     $11.12     $11.03        $11.55     $11.42
                          ======     ======     ======        ======     ======
Total Return..........     11.00%      6.63%      0.78%         6.66%      8.19%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $14,427    $12,976    $11,539        $8,156     $4,152
 Ratio of Expenses to
  Average Net Assets..      1.37%      1.40%      1.53%         1.64%      1.79%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.20%      5.67%      5.40%         5.39%      5.21%
 Portfolio Turnover
  Rate................      51.9%       6.9%      19.4%         17.1%      10.8%



See accompanying notes.

/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                                      219



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999          1998       1997
                           ----       ----       ----          ----       ----
PRINCIPAL HIGH YIELD FUND, INC.
-------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.36      $7.21      $7.63         $8.52      $8.27
Income from Investment
 Operations:
 Net Investment Income     0.57       0.60       0.63          0.64       0.67
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.82)     (0.81)     (0.41)        (0.88)      0.31
                          -----      -----      -----         -----       ----
 Total From Investment
            Operations    (0.25)     (0.21)      0.22         (0.24)      0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.60)     (0.64)     (0.64)        (0.65)     (0.73)
                          -----      -----      -----         -----      -----
   Total Dividends and
         Distributions    (0.60)     (0.64)     (0.64)        (0.65)     (0.73)
                          -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $5.51      $6.36      $7.21         $7.63      $8.52
                          =====      =====      =====         =====      =====
Total Return /(a)/ ...    (4.36)%    (3.12)%     2.81%        (3.18)%    12.33%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,315    $22,869    $30,065       $33,474    $38,239
 Ratio of Expenses to
  Average Net Assets..     1.42%      1.44%      1.31%         1.40%      1.22%
 Ratio of Net
  Investment Income to
  Average Net Assets..     9.47%      8.71%      8.23%         7.71%      7.99%
 Portfolio Turnover
  Rate................    228.2%     152.6%      86.1%         65.9%      39.2%

                           2001       2000       1999          1998       1997
                           ----       ----       ----          ----       ----
PRINCIPAL HIGH YIELD FUND, INC.
-------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.31      $7.17      $7.59         $8.47      $8.22
Income from Investment
 Operations:
 Net Investment Income     0.53       0.53       0.57          0.57       0.62
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.84)     (0.80)     (0.41)        (0.87)      0.28
                          -----      -----      -----         -----       ----
 Total From Investment
            Operations    (0.31)     (0.27)      0.16         (0.30)      0.90
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.54)     (0.59)     (0.58)        (0.58)     (0.65)
                          -----      -----      -----         -----      -----
   Total Dividends and
         Distributions    (0.54)     (0.59)     (0.58)        (0.58)     (0.65)
                          -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $5.46      $6.31      $7.17         $7.59      $8.47
                          =====      =====      =====         =====      =====
Total Return /(a)/ ...    (5.22)%    (4.04)%     2.02%        (3.93)%    11.31%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,805     $5,586     $7,467        $8,527     $6,558
 Ratio of Expenses to
  Average Net Assets..     2.28%      2.25%      1.99%         2.34%      2.13%
 Ratio of Net
  Investment Income to
  Average Net Assets..     8.60%      7.89%      7.55%         6.78%      7.03%
 Portfolio Turnover
  Rate................    228.2%     152.6%      86.1%         65.9%      39.2%

                           2001       2000      1999/(B)/
                           ----       ----      ----
PRINCIPAL HIGH YIELD FUND, INC.
-------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.19      $7.22      $7.48
Income from Investment
 Operations:
 Net Investment Income     0.26       0.35       0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.76)     (0.80)     (0.25)
                          -----      -----      -----
 Total From Investment
            Operations    (0.50)     (0.45)     (0.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.35)     (0.58)     (0.19)
                          -----      -----      -----
   Total Dividends and
         Distributions    (0.35)     (0.58)     (0.19)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $5.34      $6.19      $7.22
                          =====      =====      =====
Total Return /(a)/ ...    (8.37)%    (6.64)%    (0.99)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $187       $250       $182
 Ratio of Expenses to
  Average Net Assets..     5.60%      5.16%      2.01%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.28%      4.97%      7.15%/(d)/
 Portfolio Turnover
  Rate................    228.2%     152.6%      86.1%/(d)/

                           2001       2000       1999          1998       1997
                           ----       ----       ----          ----       ----
PRINCIPAL HIGH YIELD FUND, INC.
-------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.23      $7.08      $7.51         $8.40      $8.20
Income from Investment
 Operations:
 Net Investment Income     0.44       0.54       0.56          0.57       0.62
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.73)     (0.79)     (0.40)        (0.87)      0.26
                          -----      -----      -----         -----       ----
 Total From Investment
            Operations    (0.29)     (0.25)      0.16         (0.30)      0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.55)     (0.60)     (0.59)        (0.59)     (0.68)
                          -----      -----      -----         -----      -----
   Total Dividends and
         Distributions    (0.55)     (0.60)     (0.59)        (0.59)     (0.68)
                          -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $5.39      $6.23      $7.08         $7.51      $8.40
                          =====      =====      =====         =====      =====
Total Return..........    (5.05)%    (3.78)%     2.01%        (3.97)%    11.14%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,194     $2,139     $2,598        $2,734     $1,961
 Ratio of Expenses to
  Average Net Assets..     2.23%      2.02%      2.09%         2.28%      2.42%
 Ratio of Net
  Investment Income to
  Average Net Assets..     8.67%      8.14%      7.43%         6.84%      6.70%
 Portfolio Turnover
  Rate................    228.2%     152.6%      86.1%         65.9%      39.2%



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                                      221



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001      2000      1999         1998      1997
                           ----      ----      ----         ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.50     $9.54     $9.93        $9.88     $9.89
Income from Investment
 Operations:
 Net Investment Income     0.56      0.59      0.57         0.57      0.61
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.49     (0.05)    (0.39)        0.06      0.03
                           ----     -----     -----         ----      ----
 Total From Investment
            Operations     1.05      0.54      0.18         0.63      0.64
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.57)    (0.58)    (0.57)       (0.58)    (0.65)
                          -----     -----     -----        -----     -----
   Total Dividends and
         Distributions    (0.57)    (0.58)    (0.57)       (0.58)    (0.65)
                          -----     -----     -----        -----     -----
Net Asset Value, End
 of Period............    $9.98     $9.50     $9.54        $9.93     $9.88
                          =====     =====     =====        =====     =====
Total Return /(a)/ ...    11.36%     5.94%     1.83%        6.57%     6.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $37,942   $25,183   $27,096      $27,632   $20,567
 Ratio of Expenses to
  Average Net Assets..     1.01%     0.99%     1.00%        0.82%     0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      1.20%     1.14%        1.13%     1.15%
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.69%     6.16%     5.76%        5.86%     6.20%
 Portfolio Turnover
  Rate................     65.7%     31.5%     20.9%        23.8%     17.4%

                           2001      2000      1999         1998      1997
                           ----      ----      ----         ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.60     $9.60     $9.98        $9.90     $9.89
Income from Investment
 Operations:
 Net Investment Income     0.49      0.55      0.52         0.54      0.56
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.53     (0.02)    (0.39)        0.06      0.04
                           ----     -----     -----         ----      ----
 Total From Investment
            Operations     1.02      0.53      0.13         0.60      0.60
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.51)    (0.53)    (0.51)       (0.52)    (0.59)
                          -----     -----     -----        -----     -----
   Total Dividends and
         Distributions    (0.51)    (0.53)    (0.51)       (0.52)    (0.59)
                          -----     -----     -----        -----     -----
Net Asset Value, End
 of Period............   $10.11     $9.60     $9.60        $9.98     $9.90
                         ======     =====     =====        =====     =====
Total Return /(a)/ ...    10.84%     5.69%     1.29%        6.24%     6.31%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,970    $3,291    $2,696       $1,705      $625
 Ratio of Expenses to
  Average Net Assets..     1.50%     1.34%     1.35%        1.22%     1.24%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      1.93%     1.92%        2.36%     3.82%
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.17%     5.81%     5.41%        5.44%     5.84%
 Portfolio Turnover
  Rate................     65.7%     31.5%     20.9%        23.8%     17.4%

                           2001      2000     1999/(C)/
                           ----      ----     ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.58     $9.56     $9.64
Income from Investment
 Operations:
 Net Investment Income     0.39      0.55      0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.51     (0.02)    (0.08)
                           ----     -----     -----
 Total From Investment
            Operations     0.90      0.53      0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.40)    (0.51)    (0.16)
                          -----     -----     -----
   Total Dividends and
         Distributions    (0.40)    (0.51)    (0.16)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $10.08     $9.58     $9.56
                         ======     =====     =====
Total Return /(a)/ ...     9.58%     5.72%     0.84%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,042      $524      $350
 Ratio of Expenses to
  Average Net Assets..     2.60%     1.34%     1.34%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      2.87%     2.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.06%     5.81%     5.52%/(e)/
 Portfolio Turnover
  Rate................     65.7%     31.5%     20.9%/(e)/

                           2001      2000      1999         1998      1997
                           ----      ----      ----         ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.54     $9.55     $9.93        $9.85     $9.88
Income from Investment
 Operations:
 Net Investment Income     0.50      0.52      0.50         0.52      0.54
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.49     (0.02)    (0.39)        0.07      0.03
                           ----     -----     -----         ----      ----
 Total From Investment
            Operations     0.99      0.50      0.11         0.59      0.57
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.50)    (0.51)    (0.49)       (0.51)    (0.60)
                          -----     -----     -----        -----     -----
   Total Dividends and
         Distributions    (0.50)    (0.51)    (0.49)       (0.51)    (0.60)
                          -----     -----     -----        -----     -----
Net Asset Value, End
 of Period............   $10.03     $9.54     $9.55        $9.93     $9.85
                         ======     =====     =====        =====     =====
Total Return..........    10.67%     5.38%     1.13%        6.12%     6.01%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,216    $4,934    $3,276       $2,034      $606
 Ratio of Expenses to
  Average Net Assets..     1.54%     1.59%     1.41%        1.44%     1.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      1.94%     2.02%        2.22%     2.95%
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.17%     5.58%     5.35%        5.21%     5.60%
 Portfolio Turnover
  Rate................     65.7%     31.5%     20.9%        23.8%     17.4%



See accompanying notes.


/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on November 1, 2000.
/(c) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                                      223



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001       2000       1999           1998       1997
                            ----       ----       ----           ----       ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.65     $11.69     $12.59         $12.38     $12.04
Income from Investment
 Operations:
 Net Investment Income      0.54       0.59       0.60           0.60       0.63
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.51       0.06      (0.90)          0.22       0.39
                            ----       ----      -----           ----       ----
 Total From Investment
            Operations      1.05       0.65      (0.30)          0.82       1.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.55)     (0.58)     (0.59)         (0.61)     (0.68)
 Distributions from
  Capital Gains.......     (0.05)     (0.11)     (0.01)            --         --
   ----                    -----      -----      -----
   Total Dividends and
         Distributions     (0.60)     (0.69)     (0.60)         (0.61)     (0.68)
                           -----      -----      -----          -----      -----
Net Asset Value, End
 of Period............    $12.10     $11.65     $11.69         $12.59     $12.38
                          ======     ======     ======         ======     ======
Total Return /(a)/ ...      9.28%      5.81%     (2.51)%         6.76%      8.71%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $167,016   $163,846   $186,973       $204,865   $193,007
 Ratio of Expenses to
  Average Net Assets..      0.82%      0.88%      0.80%          0.83%      0.79%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.59%      5.12%      4.84%          4.83%      5.14%
 Portfolio Turnover
  Rate................      51.8%       7.6%      15.6%           6.6%       8.9%

                            2001       2000       1999           1998       1997
                            ----       ----       ----           ----       ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.71     $11.70     $12.59         $12.39     $12.02
Income from Investment
 Operations:
 Net Investment Income      0.48       0.57       0.53           0.53       0.55
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.51       0.07      (0.89)          0.20       0.40
                            ----       ----      -----           ----       ----
 Total From Investment
            Operations      0.99       0.64      (0.36)          0.73       0.95
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.49)     (0.52)     (0.52)         (0.53)     (0.58)
 Distributions from
  Capital Gains.......     (0.05)     (0.11)     (0.01)            --         --
   ----                    -----      -----      -----
   Total Dividends and
         Distributions     (0.54)     (0.63)     (0.53)         (0.53)     (0.58)
                           -----      -----      -----          -----      -----
Net Asset Value, End
 of Period............    $12.16     $11.71     $11.70         $12.59     $12.39
                          ======     ======     ======         ======     ======
Total Return /(a)/ ...      8.70%      5.69%     (3.01)%         6.01%      8.08%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,122    $10,744    $11,480        $11,419     $7,783
 Ratio of Expenses to
  Average Net Assets..      1.33%      1.37%      1.32%          1.43%      1.45%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.07%      4.60%      4.32%          4.22%      4.46%
 Portfolio Turnover
  Rate................      51.8%       7.6%      15.6%           6.6%       8.9%

                            2001       2000      1999/(B)/
                            ----       ----      ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.52     $11.69     $12.16
Income from Investment
 Operations:
 Net Investment Income      0.35       0.36       0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.47       0.05      (0.47)
                            ----       ----      -----
 Total From Investment
            Operations      0.82       0.41      (0.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.32)     (0.47)     (0.16)
 Distributions from
  Capital Gains.......     (0.05)     (0.11)        --
   ----                    -----      -----
   Total Dividends and
         Distributions     (0.37)     (0.58)     (0.16)
                           -----      -----      -----
Net Asset Value, End
 of Period............    $11.97     $11.52     $11.69
                          ======     ======     ======
Total Return /(a)/ ...      7.23%      3.63%     (2.59)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $871       $526       $136
 Ratio of Expenses to
  Average Net Assets..      2.78%      3.14%      1.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.57%      2.83%      3.96%/(d)/
 Portfolio Turnover
  Rate................      51.8%       7.6%      15.6%/(d)/



See accompanying notes.

/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                      STATEMENT OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                               CASH MANAGEMENT
                                                                 FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ..........................   $  436,250,956
                                                               ==============
ASSETS
Investment in securities--at value..........................   $  436,250,956
Cash........................................................            9,126
Receivables:
 Capital Shares sold........................................          704,172
 Dividends and interest.....................................          922,363
Other assets................................................           28,032
                                                               --------------
                                                Total Assets      437,914,649
LIABILITIES
Accrued expenses............................................          179,881
Payables:
 Capital Shares reacquired..................................           32,020
                                                               --------------
                                           Total Liabilities          211,901
                                                               --------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ................   $  437,702,748
                                                               ==============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital...............   $  437,702,748
                                                               --------------
                                            Total Net Assets   $  437,702,748
                                                               ==============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized...........................................    2,000,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets.........................................   $  412,408,758
  Shares issued and outstanding.............................      412,408,758
  Net asset value per share.................................   $        1.000
                                                               ==============

Class B: Net Assets.........................................   $    6,655,222
  Shares issued and outstanding.............................        6,655,222
  Net asset value per share /(a)/ ..........................   $        1.000
                                                               ==============

Class C: Net Assets.........................................   $      403,829
  Shares issued and outstanding.............................          403,829
  Net asset value per share /(a)/ ..........................   $        1.000
                                                               ==============

Class R: Net Assets.........................................   $   18,234,939
  Shares issued and outstanding.............................       18,234,939
  Net asset value per share.................................   $        1.000
                                                               ==============




/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENT OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                          YEAR ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                               CASH MANAGEMENT
                                                                 FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Interest...................................................     $21,459,825
Expenses:
 Management and investment advisory fees....................       1,777,522
 Distribution fees - Class B................................          27,825
 Distribution fees - Class C................................           4,219
 Distribution fees - Class R................................          55,661
 Registration fees - Class A................................          25,000
 Registration fees - Class B................................          10,118
 Registration fees - Class C................................          10,787
 Registration fees - Class R................................          10,272
 Shareholder reports -  Class A.............................          20,061
 Shareholder reports -  Class B.............................             424
 Shareholder reports -  Class C.............................             370
 Shareholder reports -  Class R.............................             457
 Transfer and administrative fees - Class A.................         285,477
 Transfer and administrative fees - Class B.................           6,947
 Transfer and administrative fees - Class C.................             761
 Transfer and administrative fees - Class R.................          13,739
 Auditing and legal fees....................................          13,500
 Custodian fees.............................................          15,791
 Directors' fees............................................          21,138
 Registration fees..........................................          16,113
 Transfer and administrative fees...........................         677,337
 Other expenses.............................................         122,205
                                                                 -----------
                                        Total Gross Expenses       3,115,724
 Less: Management and investment advisory fees waived -
  Class C...................................................           6,871
                                                                 -----------
                                          Total Net Expenses       3,108,853
                                                                 -----------
                      Net Investment Income (Operating Loss)     $18,350,972
                                                                 ===========



See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                      CASH MANAGEMENT
                                                         FUND, INC.
-------------------------------------------------------------------------------
                                                    YEAR             YEAR
                                                   ENDED            ENDED
                                                OCTOBER 31,      OCTOBER 31,
                                                    2001             2000
                                               --------------  ----------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).......  $  18,350,972    $  21,593,656
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Class A.....................................    (17,424,534)     (20,460,940)
 Class B.....................................       (210,255)        (281,623)
 Class C.....................................         (9,961)          (8,675)
 Class R.....................................       (706,222)        (842,418)
                                               -------------    -------------
            Total Dividends and Distributions    (18,350,972)     (21,593,656)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Class A.....................................    783,261,683      850,515,823
 Class B.....................................      6,876,327        7,681,294
 Class C.....................................        211,916          941,251
 Class R.....................................     14,826,327       17,794,014
Shares issued in reinvestment of dividends
 and distributions:
 Class A.....................................     16,548,963       19,480,720
 Class B.....................................        193,323          264,526
 Class C.....................................          7,109            5,028
 Class R.....................................        691,265          814,253
Shares redeemed:
 Class A.....................................   (777,556,087)    (832,517,131)
 Class B.....................................     (5,732,540)      (8,957,837)
 Class C.....................................       (373,404)        (519,955)
 Class R.....................................    (14,063,863)     (17,398,115)
                                               -------------    -------------
   Net Increase (Decrease) in Net Assets from
                   Capital Share Transactions     24,891,019       38,103,871
                                               -------------    -------------
                    Total Increase (Decrease)     24,891,019       38,103,871
NET ASSETS
Beginning of period..........................    412,811,729      374,707,858
                                               -------------    -------------
End of period................................  $ 437,702,748    $ 412,811,729
                                               =============    =============



See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Cash Management Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and operates in the mutual fund industry.

The Fund offers four classes of shares: Class A, Class B, Class C and Class R. Shares of the Fund are sold at net asset value; no sales charge applies to purchases of the Fund. Certain purchases of Class A shares of the Fund may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months of purchase. Class B shares are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are subject to a CDSC on certain redemptions made within twelve months of purchase. Class R shares are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), four years after purchase. All classes of shares in the Fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:



SECURITY VALUATION . The Fund values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.



INCOME AND INVESTMENT TRANSACTIONS. . The Fund records investment transactions generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis. The Fund allocates daily all income and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class.

The Fund's investments are with various issuers in various industries. The schedule of investments contained herein summarizes concentration of credit risk by issuer and industry.



EXPENSES . The Fund allocates daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2001, are included separately in the statement of operations.



DISTRIBUTIONS TO SHAREHOLDERS . The Fund declares all net investment income and any net realized gains and losses from investment transactions as dividends daily to shareholders of record as of that day. Dividends from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
 2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



OTHER . The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supercedes a previous version of the AICPA Audit and Accounting Guide for Investment Companies and Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The Guide is effective for fiscal years beginning after December 15, 2000. Effective November 1, 2001 the Fund will adopt the guide. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.


3. OPERATING POLICIES



JOINT TRADING ACCOUNT . The Fund may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Fund's cash balance to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.



LINE OF CREDIT . The Fund participates with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus
 .5%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each calendar quarter. At October 31, 2001, the Fund had no outstanding borrowings under the line of credit.


4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund's average daily net assets. The annual rate used in this calculation for the Fund is as follows:

     NET ASSET VALUE OF FUND (IN MILLIONS)
--------------------------------------------
 FIRST      NEXT      NEXT      NEXT       OVER
  $100      $100      $100      $100       $400
 -----      ----      ----      ----       ----
  .50%      .45%      .40%      .35%       .30%


The Fund also reimburses the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

Effective October 1, 2001, the Manager began voluntarily waiving a portion of its fee for Class C shares. The waiver is in an amount that maintains total operating expenses within a certain limit. The limit is expressed as a percentage of average daily net assets attributable to the class on an annualized basis during the period in which the waiver was in effect. The operating expense limit was maintained at or below 1.75%.



DISTRIBUTION FEES . Class B shares, Class C shares, and Class R shares bear distribution fees computed at an annual rate of the average daily net assets attributable to each class of the Fund. The annual rate will not exceed the following limits:

     CLASS B       CLASS C     CLASS R
     -------       -------     -------
      1.00%         1.00%       .75%


Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the Fund.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
 4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B, and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% of the lesser of current market value or the cost of shares being redeemed. The aggregate amount of these charges for Class A shares, Class B shares, and Class C shares retained by Princor Financial Services Corporation for the year ended October 31, 2001, were $40,444, $47,991 and $686, respectively.



AFFILIATED OWNERSHIP . At October 31, 2001, Principal Life Insurance Company, affiliates of Principal Life Insurance Company, benefit plans sponsored on behalf of Principal Life Insurance Company and several joint ventures (in each of which a subsidiary of Principal Life Insurance Company is a participant) owned Class A shares and Class C shares of the Fund of 37,199,781 and 100,114, respectively.



AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the Fund to affiliated broker dealers during the year.


5. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                   YEAR ENDED         YEAR ENDED
                                                OCTOBER 31, 2001   OCTOBER 31, 2000
                                                ----------------  ------------------
 Shares sold:
  Class A.....................................    783,261,683        850,515,823
  Class B.....................................      6,876,327          7,681,294
  Class C.....................................        211,916            941,251
  Class R.....................................     14,826,327         17,794,014
 Shares issued in reinvestment of dividends:
  Class A.....................................     16,548,963         19,480,720
  Class B.....................................        193,323            264,526
  Class C.....................................          7,109              5,028
  Class R.....................................        691,265            814,253
 Shares redeemed:
  Class A.....................................   (777,556,087)      (832,517,131)
  Class B.....................................     (5,732,540)        (8,957,837)
  Class C.....................................       (373,404)          (519,955)
  Class R.....................................    (14,063,863)       (17,398,115)
                                                 ------------        ---------
                       Net Increase (Decrease)     24,891,019         38,103,871
                                                 ============       ============

                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL CASH MANAGEMENT FUND, INC.

                                OCTOBER 31, 2001

                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (89.45%)
AEROSPACE & DEFENSE EQUIPMENT (0.57%)
 United Technologies                                       10,000,000
                                                           $                     $
  2.90%; 11/21/01                                           2,500,000               2,495,972
ASSET BACKED SECURITIES (13.87%)
 Corporate Asset Funding                                   10,000,000
  2.23%; 02/06/02                                           2,500,000               2,484,978
  2.29%; 01/17/02                                           2,500,000               2,487,755
  2.36%; 01/17/02                                           2,000,000               1,989,904
  3.47%; 11/09/01                                           2,500,000               2,498,072
 CXC                                                       10,000,000
  2.21%; 02/12/02                                           2,300,000               2,285,457
  2.25%; 02/07/02                                           3,000,000               2,981,625
  2.32%; 01/16/02                                           2,000,000               1,990,204
  2.42%; 12/04/01                                           2,090,000               2,085,364
  2.47%; 12/03/01                                           2,200,000               2,195,170
  2.50%; 12/21/01                                           2,000,000               1,993,055
  3.46%; 11/06/01                                           2,200,000               2,198,943
 Peacock Funding                                           10,000,000
  2.37%; 12/28/01                                           2,000,000               1,992,495
  2.48%; 12/19/01                                           2,000,000               1,993,387
  3.06%; 12/12/01                                           2,000,000               1,993,030
  3.46%; 11/02/01                                           3,000,000               2,999,712
 Private Export Funding                                    10,000,000
  3.63%; 12/13/01                                           2,500,000               2,489,412
 Quincy Capital                                            10,000,000
  2.47%; 11/19/01                                           2,000,000               1,997,530
  3.45%; 11/15/01                                           2,000,000               1,997,356
 Receivables Capital                                       10,000,000
  2.17%; 01/28/02                                           2,600,000               2,586,208
  2.20%; 01/25/02                                           1,745,000               1,735,936
  2.22%; 12/20/01                                           2,000,000               1,993,957
  2.35%; 01/15/02                                           2,660,000               2,646,977
  2.47%; 11/20/01                                           2,000,000               1,997,393
 Windmill Funding                                          10,000,000
  2.20%; 01/03/02                                           2,500,000               2,490,375
  2.26%; 01/22/02                                           2,125,000               2,114,061
  2.32%; 01/11/02                                           2,500,000               2,488,561
  3.52%; 11/06/01                                           2,000,000               1,999,056
                                                                                   60,705,973
BEVERAGES-NON-ALCOHOLIC (0.46%)
 Coca-Cola                                                 10,000,000
  2.50%; 12/21/01                                           2,000,000               1,993,056
COMMERCIAL BANKS (3.47%)
 Banc One Financial                                        10,000,000
  2.82%; 11/15/01                                           2,500,000               2,497,258
 Bank One                                                  10,000,000
  2.53%; 01/14/02                                           2,500,000               2,500,000
  5.20%; 02/15/02                                           1,500,000               1,500,000
 John Deere Bank                                           10,000,000
  2.44%; 11/01/01                                           1,635,000               1,635,000
  3.02%; 12/18/01                                           2,590,000               2,579,788
  3.40%; 11/01/01                                           2,500,000               2,500,000
  3.56%; 11/13/01                                           2,000,000               1,997,627
                                                                                   15,209,673
                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (7.55%)
 General Electric Capital                                  10,000,000
                                                           $                     $
  2.25%; 12/03/01                                             790,000                 788,420
  2.25%; 01/23/02                                           1,500,000               1,492,219
  2.28%; 01/23/02                                           2,510,000               4,884,826
  3.52%; 12/17/01                                           2,410,000               2,399,160
  3.55%; 11/09/01                                           2,685,000               2,682,882
 Verizon Network Funding                                   10,000,000
  2.12%; 01/08/02                                           2,280,000               2,270,870
  2.22%; 01/31/02                                           1,300,000               1,292,705
  2.47%; 12/07/01                                           2,000,000               1,995,060
  3.43%; 11/08/01                                           4,000,000               3,997,332
 Wells Fargo Financial                                     10,000,000
  2.50%; 11/27/01                                           2,345,000               2,341,037
  2.53%; 11/16/01                                           1,360,000               1,358,566
  3.35%; 12/27/01                                           1,810,000               1,800,568
  3.54%; 11/26/01                                           2,300,000               2,294,346
  3.55%; 01/28/02                                           1,490,000               1,477,179
  3.70%; 01/07/02                                           2,000,000               1,986,228
                                                                                   33,061,398
DIVERSIFIED OPERATIONS (4.71%)
 Rio Tinto America                                         10,000,000
  3.41%; 11/15/01                                           2,000,000               1,997,348
  3.43%; 11/19/01                                           2,000,000               1,996,570
 Rio Tinto Finance                                         10,000,000
  2.25%; 01/24/02                                           3,500,000               3,481,625
  2.35%; 12/10/01                                           1,675,000               1,670,736
  2.40%; 12/04/01                                           2,500,000               2,494,500
  2.56%; 01/04/02                                           2,000,000               1,990,898
  3.38%; 11/30/01                                           2,300,000               2,293,737
  3.40%; 11/29/01                                           2,700,000               2,692,860
  3.54%; 11/05/01                                           2,000,000               1,999,213
                                                                                   20,617,487
ELECTRIC-INTEGRATED (0.52%)
 Alliant Energy                                            10,000,000
  3.43%; 11/13/01                                           2,300,000               2,297,370
FINANCE-AUTO LOANS (1.45%)
 Ford Motor Credit                                         10,000,000
  2.63%; 12/14/01                                           2,000,000               1,993,717
  3.31%; 12/06/01                                           2,500,000               2,493,292
  3.46%; 12/05/01                                           1,845,000               1,838,971
                                                                                    6,325,980
FINANCE-COMMERCIAL (1.76%)
 CIT Group Holdings                                        10,000,000
  2.42%; 11/21/01                                           1,785,000               1,782,600
  2.46%; 11/16/01                                           1,350,000               1,348,616
  3.08%; 11/28/01                                           2,100,000               2,095,149
  3.10%; 12/11/01                                           2,500,000               2,491,389
                                                                                    7,717,754
FINANCE-CONSUMER LOANS (6.11%)
 American General Finance                                  10,000,000
  2.15%; 02/14/02                                           2,275,000               2,260,734
  2.40%; 11/29/01                                           2,075,000               2,071,127
  3.40%; 11/14/01                                           1,995,000               1,992,551
  3.62%; 11/07/01                                           2,000,000               1,998,793
                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-CONSUMER LOANS (CONTINUED)
 Household Finance                                         10,000,000
                                                           $                     $
  2.12%; 01/11/02                                           2,300,000               2,290,384
  2.27%; 12/07/01                                           1,200,000               1,197,276
  2.28%; 02/12/02                                           2,500,000               2,483,692
  3.36%; 12/14/01                                           2,000,000               1,991,973
  3.37%; 12/14/01                                           1,900,000               1,892,352
 John Deere BV                                             10,000,000
  2.32%; 01/25/02                                           2,000,000               1,989,044
 John Deere Credit                                         10,000,000
  2.37%; 12/20/01                                           1,500,000               1,495,161
  2.50%; 01/23/02                                           1,000,000                 994,236
  3.24%; 12/17/01                                           2,000,000               1,991,720
  3.24%; 12/21/01                                           2,100,000               2,090,550
                                                                                   26,739,593
FINANCE-CREDIT CARD (3.49%)
 American Express Credit                                   10,000,000
  2.28%; 12/18/01                                           1,840,000               1,834,523
  2.28%; 12/26/01                                             600,000                 597,910
  2.30%; 12/31/01                                           2,500,000               2,490,417
  2.38%; 11/29/01                                           1,450,000               1,447,316
  2.50%; 12/12/01                                           2,815,000               2,806,985
  3.23%; 11/28/01                                           1,885,000               1,881,466
  3.54%; 11/02/01                                           2,000,000               1,999,804
  3.55%; 11/21/01                                           2,200,000               2,195,661
                                                                                   15,254,082
FINANCE-INVESTMENT BANKER & BROKER (5.44%)
 Bear Stearns                                              10,000,000
  2.06%; 11/07/01                                           2,000,000               1,999,133
  2.20%; 02/22/02                                           2,000,000               1,986,189
  2.32%; 01/24/02                                           2,500,000               2,486,467
  2.37%; 12/17/01                                           3,000,000               2,990,915
  2.49%; 12/12/01                                           1,900,000               1,894,612
  3.23%; 12/19/01                                           2,500,000               2,489,233
  3.65%; 11/08/01                                           2,000,000               1,998,581
 JP Morgan                                                 10,000,000
  2.30%; 01/15/02                                           2,400,000               2,388,500
  3.38%; 11/26/01                                           1,040,000               1,037,559
  3.45%; 11/14/01                                           1,160,000               1,158,965
 Merrill Lynch                                             10,000,000
  2.51%; 11/06/01                                           1,400,000               1,399,512
 Salomon Smith Barney Holdings                             10,000,000
  2.52%; 11/05/01                                           2,000,000               1,999,440
                                                                                   23,829,106
FINANCE-LEASING COMPANY (4.63%)
 International Lease Finance                               10,000,000
  2.27%; 02/11/02                                           2,400,000               2,384,564
  2.30%; 02/08/02                                           2,500,000               2,484,188
  2.32%; 02/13/02                                           2,500,000               2,483,244
  2.35%; 01/17/02                                           2,500,000               2,487,434
  2.35%; 02/06/02                                           1,500,000               1,490,502
  2.36%; 02/11/02                                           2,000,000               1,986,627
  2.40%; 01/11/02                                           2,000,000               1,990,533
  2.47%; 02/04/02                                           2,500,000               2,483,705
  2.55%; 11/19/01                                           2,500,000               2,496,813
                                                                                   20,287,610
                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-OTHER SERVICES (15.18%)
 Caterpillar Financial Services                            10,000,000
                                                           $                     $
  2.20%; 12/26/01                                           2,600,000               2,591,261
  2.21%; 02/13/02                                           2,500,000               2,484,039
  2.25%; 02/11/02                                           2,000,000               1,987,250
  3.33%; 12/03/01                                           2,000,000               1,994,080
 Chevron U.K. Investment                                   10,000,000
  2.30%; 01/18/02                                           2,000,000               1,990,033
  2.44%; 12/19/01                                           2,500,000               2,491,867
  3.24%; 12/13/01                                           2,300,000               2,291,306
  3.33%; 12/06/01                                           2,000,000               1,993,525
  3.42%; 12/07/01                                           2,000,000               1,993,160
 Commoloco                                                 10,000,000
  2.51%; 01/22/02                                           1,500,000               1,491,424
  3.27%; 12/27/01                                           2,500,000               2,487,283
  3.37%; 01/29/02                                           1,700,000               1,685,837
  3.50%; 04/02/02                                           2,000,000               1,970,444
  3.68%; 02/07/02                                           2,000,000               1,979,964
 Corporate Receivables                                     10,000,000
  2.12%; 02/06/02                                           2,500,000               2,485,719
  2.34%; 12/11/01                                           2,500,000               2,493,500
  2.42%; 12/03/01                                           2,500,000               2,494,622
  2.48%; 12/05/01                                           2,300,000               2,294,613
  3.40%; 12/05/01                                           2,800,000               2,791,009
  3.40%; 12/06/01                                           2,000,000               1,993,389
 Delaware Funding                                          10,000,000
  2.16%; 01/28/02                                           2,500,000               2,486,800
  2.26%; 01/15/02                                           2,375,000               2,363,818
  3.52%; 11/14/01                                           2,000,000               1,997,458
 Sheffield Receivables                                     10,000,000
  2.43%; 11/30/01                                           1,900,000               1,896,281
  2.60%; 11/20/01                                           2,100,000               2,097,118
 Verizon Global Funding                                    10,000,000
  2.30%; 12/18/01                                           2,100,000               2,093,694
  2.36%; 12/07/01                                           2,565,000               2,558,947
  2.45%; 02/05/02                                           2,500,000               2,483,667
  2.45%; 02/27/02                                           2,000,000               1,983,939
  2.47%; 02/27/02                                           2,500,000               2,479,760
                                                                                   66,425,807
GAS-DISTRIBUTION (0.52%)
 Washington Gas Light                                      10,000,000
  3.43%; 11/14/01                                           2,300,000               2,297,151
INSURANCE BROKERS (1.03%)
 Marsh & McLennan                                          10,000,000
  3.34%; 12/10/01                                           2,000,000               1,992,763
  3.90%; 11/16/01                                           2,500,000               2,495,938
                                                                                    4,488,701
LIFE & HEALTH INSURANCE (3.75%)
 American General                                          10,000,000
  2.34%; 12/06/01                                           2,285,000               2,279,802
  2.41%; 11/27/01                                           2,200,000               2,196,171
  2.85%; 01/10/02                                           2,500,000               2,486,146
  3.46%; 11/01/01                                           2,565,000               2,565,000
  3.55%; 11/26/01                                           1,800,000               1,795,562
  3.67%; 11/27/01                                           3,000,000               2,992,048
                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
LIFE & HEALTH INSURANCE (CONTINUED)
 American General
                                                           $                     $
  5.50%; 11/19/01                                           2,100,000               2,096,430
                                                                                   16,411,159
MISCELLANEOUS INVESTING (0.52%)
 Bishops Gate Residential Mortgage                         10,000,000
  2.54%; 11/09/01                                           2,260,000               2,258,724
SPECIAL PURPOSE ENTITY (1.11%)
 BMW US Capital                                            10,000,000
  2.50%; 11/26/01                                           2,350,000               2,345,920
 Tulip Funding                                             10,000,000
  2.57%; 11/02/01                                           2,500,000               2,499,822
                                                                                    4,845,742
TELECOMMUNICATION SERVICES (1.86%)
 Cingular Wireless                                         10,000,000
  2.30%; 11/28/01                                           1,300,000               1,297,757
  2.37%; 11/29/01                                           1,500,000               1,497,235
  2.50%; 11/30/01                                           2,405,000               2,400,157
  2.55%; 11/30/01                                           1,221,000               1,218,492
  2.70%; 11/01/01                                           1,715,000               1,715,000
                                                                                    8,128,641
TELEPHONE COMMUNICATION (4.76%)
 Telstra                                                   10,000,000
  2.50%; 01/29/02                                           2,000,000               1,987,639
  3.36%; 12/18/01                                           1,552,000               1,545,212
  3.38%; 12/10/01                                           2,000,000               1,992,677
  3.38%; 12/21/01                                           1,650,000               1,642,254
  3.40%; 12/20/01                                           2,000,000               1,990,744
  3.41%; 12/20/01                                           2,000,000               1,990,717
  3.47%; 11/20/01                                           3,000,000               2,994,506
  3.55%; 11/05/01                                           2,500,000               2,499,014
  3.55%; 11/07/01                                           3,000,000               2,998,225
  3.57%; 11/05/01                                           1,200,000               1,199,524
                                                                                   20,840,512
TELEPHONE-INTEGRATED (4.96%)
 BellSouth                                                 10,000,000
  2.26%; 01/25/02                                           2,000,000               1,989,328
  2.30%; 12/13/01                                           2,400,000               2,393,560
  3.29%; 11/13/01                                           2,635,000               2,632,110
  3.31%; 12/10/01                                           2,000,000               1,992,828
  3.43%; 11/08/01                                           2,000,000               1,998,666
  3.43%; 11/16/01                                           2,640,000               2,636,227
  3.44%; 11/06/01                                           2,000,000               1,999,045
 SBC Communications                                        10,000,000
  2.23%; 01/22/02                                           3,700,000               3,681,206
  2.82%; 12/14/01                                           2,400,000               2,391,916
                                                                                   21,714,886
TOOLS-HAND HELD (1.73%)
 Snap-On                                                   10,000,000
  3.40%; 12/04/01                                           2,500,000               2,492,208
 Stanley Works                                             10,000,000
  2.17%; 01/16/02                                           2,600,000               2,588,089
  2.17%; 01/18/02                                           2,500,000               2,488,246
                                                                                    7,568,543
                                              TOTAL COMMERCIAL PAPER              391,514,920
                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
BONDS (10.22%)
COATINGS & PAINT (0.46%)
 Sherwin-Williams                                          10,000,000
                                                           $                     $
  6.50%; 02/01/02                                           2,000,000               2,005,820
COMMERCIAL BANKS (1.26%)
 Bank One                                                  10,000,000
  3.95%; 12/11/01                                           2,500,000               2,500,000
  6.59%; 11/28/01                                           3,000,000               3,000,000
                                                                                    5,500,000
DIVERSIFIED FINANCIAL SERVICES (0.47%)
 Wells Fargo Financial                                     10,000,000
  6.38%; 09/15/02                                           2,000,000               2,044,937
ELECTRIC-INTEGRATED (0.35%)
 Duke Energy                                               10,000,000
  7.13%; 09/03/02                                           1,500,000               1,553,396
FINANCE-AUTO LOANS (0.69%)
 Ford Motor Credit                                         10,000,000
  6.11%; 12/28/01                                           1,500,000               1,501,757
 General Motors Acceptance                                 10,000,000
  5.50%; 01/14/02                                           1,500,000               1,498,358
                                                                                    3,000,115
FINANCE-CONSUMER LOANS (0.43%)
 Household Finance                                         10,000,000
  5.88%; 11/01/02                                             643,000                 660,127
  8.38%; 11/15/01                                           1,200,000               1,201,402
                                                                                    1,861,529
FINANCE-INVESTMENT BANKER & BROKER (2.30%)
 Goldman Sachs Group                                       10,000,000
  4.72%; 03/21/02                                           1,500,000               1,500,000
 JP Morgan                                                 10,000,000
  7.25%; 01/15/02                                           1,300,000               1,303,557
 Lehman Brothers Holdings                                  10,000,000
  6.38%; 05/07/02                                           1,700,000               1,713,922
 Merrill Lynch                                             10,000,000
  4.30%; 05/01/02                                           1,600,000               1,600,000
 Salomon Smith Barney                                      10,000,000
  6.63%; 07/01/02                                           1,900,000               1,932,310
  7.30%; 05/15/02                                           2,000,000               2,029,893
                                                                                   10,079,682
FINANCE-OTHER SERVICES (0.91%)
 Verizon Global Funding                                    10,000,000
  3.19%; 10/15/02                                           4,000,000               3,999,429
MONEY CENTER BANKS (1.81%)
 Bank of America                                           10,000,000
  2.35%; 03/05/02                                           2,500,000               2,500,000
  4.03%; 02/05/02                                           2,000,000               2,000,000
  7.35%; 04/03/02                                           2,500,000               2,526,744
  8.13%;06/15/02                                              880,000                 901,281
                                                                                 ------------
                                                                                    7,928,025

REGIONAL BANKS (0.40%)
 Wells Fargo                                               10,000,000
  6.50%; 09/03/02                                           1,700,000               1,739,278
                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (0.91%)
 BellSouth                                                 10,000,000
  4.29%; 04/26/02                                          $2,000,000            $  1,999,874
 SBC Communications                                        10,000,000
  4.25%; 06/05/02                                           2,000,000               2,000,000
                                                                                    3,999,874
TOBACCO (0.23%)
 Philip Morris                                             10,000,000
  7.13%; 08/15/02                                           1,000,000               1,023,951
                                                         TOTAL BONDS               44,736,036
                                                                                 ------------

                                TOTAL PORTFOLIO INVESTMENTS (99.67%)              436,250,956
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES (0.33%)                      1,451,792
                                          TOTAL NET ASSETS (100.00%)             $437,702,748
                                                                                 --------------



                                      232

See accompanying notes.

                                      235



                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001       2000       1999          1998       1997
                            ----       ----       ----          ----       ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000        $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income     0.043      0.056      0.045         0.051      0.050
                           -----      -----      -----         -----      -----
 Total From Investment
            Operations     0.043      0.056      0.045         0.051      0.050
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.043)    (0.056)    (0.045)       (0.051)    (0.050)
                          ------     ------     ------        ------     ------
   Total Dividends and
         Distributions    (0.043)    (0.056)    (0.045)       (0.051)    (0.050)
                          ------     ------     ------        ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000        $1.000     $1.000
                          ======     ======     ======        ======     ======
Total Return /(a)/ ...      4.44%      5.71%      4.56%         5.10%      4.96%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $412,409   $390,154   $352,675      $294,918   $836,072
 Ratio of Expenses to
  Average Net Assets..      0.70%      0.70%      0.69%         0.56%      0.63%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         --         --          0.56%      0.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.33%      5.54%      4.45%         5.12%      4.98%

                            2001       2000       1999          1998       1997
                            ----       ----       ----          ----       ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000        $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income     0.037      0.049      0.039         0.042      0.041
                           -----      -----      -----         -----      -----
 Total From Investment
            Operations     0.037      0.049      0.039         0.042      0.041
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.037)    (0.049)    (0.039)       (0.042)    (0.041)
                          ------     ------     ------        ------     ------
   Total Dividends and
         Distributions    (0.037)    (0.049)    (0.039)       (0.042)    (0.041)
                          ------     ------     ------        ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000        $1.000     $1.000
                          ======     ======     ======        ======     ======
Total Return /(a)/ ...      3.71%      5.01%      4.00%         4.25%      4.05%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,655     $5,318     $6,330        $3,602       $992
 Ratio of Expenses to
  Average Net Assets..      1.40%      1.33%      1.19%         1.41%      1.47%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         --         --          1.49%      2.14%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.59%      4.87%      4.00%         4.23%      4.08%

                            2001       2000      1999/(D)/
                            ----       ----      ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS C SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income     0.022      0.032      0.010
                           -----      -----      -----
 Total From Investment
            Operations     0.022      0.032      0.010
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.022)    (0.032)    (0.010)
                          ------     ------     ------
   Total Dividends and
         Distributions    (0.022)    (0.032)    (0.010)
                          ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000
                          ======     ======     ======
Total Return /(a)/ ...      2.20%      3.12%      1.01%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $404       $558       $132
 Ratio of Expenses to
  Average Net Assets..      2.81%      3.18%      2.26%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      4.44%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.36%      3.21%      3.01%/(f)/

                            2001       2000       1999          1998       1997
                            ----       ----       ----          ----       ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS R SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000        $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income     0.040      0.051      0.040         0.046      0.044
                           -----      -----      -----         -----      -----
 Total From Investment
            Operations     0.040      0.051      0.040         0.046      0.044
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.040)    (0.051)    (0.040)       (0.046)    (0.044)
                          ------     ------     ------        ------     ------
   Total Dividends and
         Distributions    (0.040)    (0.051)    (0.040)       (0.046)    (0.044)
                          ------     ------     ------        ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000        $1.000     $1.000
                          ======     ======     ======        ======     ======
Total Return..........      4.06%      5.23%      4.04%         4.56%      4.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $18,235    $16,781    $15,571       $10,414     $4,296
 Ratio of Expenses to
  Average Net Assets..      1.07%      1.15%      1.15%         1.05%      1.26%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         --         --          1.05%      1.34%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.95%      5.09%      3.99%         4.62%      4.40%




/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on March 1, 1998.
/(c) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver began on October 1, 2001.
/(d) /Period from June 30, 1999, date operations commenced, through October 31,
  1999.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                                      237



                         REPORT OF INDEPENDENT AUDITORS

The Boards of Directors
and Shareholders
Principal Balanced Fund,  Principal SmallCap Fund, Inc.
Inc.
Principal Blue Chip       Principal Utilities Fund, Inc.
Fund, Inc.
Principal Capital Value   Principal European Equity Fund, Inc.
Fund, Inc.
Principal Growth Fund,    Principal International Emerging Markets Fund, Inc.
Inc.
Principal LargeCap Stock  Principal International Fund, Inc.
Index Fund, Inc.
Principal MidCap Fund,    Principal International SmallCap Fund, Inc.
Inc.
Principal Partners        Principal Pacific Basin Fund, Inc.
Equity Growth Fund, Inc.
Principal Partners        Principal Bond Fund, Inc.
LargeCap Blend Fund,
Inc.
Principal Partners        Principal Government Securities Income Fund, Inc.
LargeCap Growth Fund,
Inc.
Principal Partners        Principal High Yield Fund, Inc.
LargeCap Value Fund,
Inc.
Principal Partners        Principal Limited Term Bond Fund, Inc.
MidCap Growth Fund, Inc.
Principal Partners        Principal Tax-Exempt Bond Fund, Inc.
SmallCap Growth Fund,
Inc.
Principal Real Estate     Principal Cash Management Fund, Inc.
Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Domestic Growth Mutual Funds (comprising Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc. and Principal Utilities Fund, Inc.), Principal International Growth Mutual Funds (comprising Principal European Equity Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc. and Principal Pacific Basin Fund, Inc.), Principal Income Mutual Funds (comprising Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal High Yield Fund, Inc., Principal Limited Term Bond Fund, Inc. and Principal Tax-Exempt Bond Fund, Inc.) and Principal Money Market Mutual Fund (Principal Cash Management Fund, Inc.) as of October 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Principal Domestic Growth Mutual Funds, Principal International Growth Mutual Funds, Principal Income Mutual Funds and Principal Money Market Mutual Fund at October 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                             Ernst & Young LLP



Des Moines, Iowa
November 26, 2001


                                      238



                         FEDERAL INCOME TAX INFORMATION
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax advisor on how to report these distributions for state and local purposes.

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the year ended October 31, 2001 that qualifies for the dividends received deduction is as follows:

                                                DEDUCTIBLE
                                                PERCENTAGE
                                               ------------
 Principal Balanced Fund, Inc.                      36%
 Principal Capital Value Fund, Inc.                100%
 Principal LargeCap Stock Index Fund, Inc.         100%
 Principal MidCap Fund, Inc.                       100%
 Principal Partners LargeCap Value Fund, Inc.      100%
 Principal Utilities Fund, Inc.                    100%





For federal income tax purposes, the Funds designate long term capital gain dividends for all share classes for the year ended October 31, 2001 as follows:

                                                         PER SHARE
                                                         LONG TERM
                                                       CAPITAL GAIN
                                                       DISTRIBUTIONS
                                                      ---------------
 Principal Balanced Fund, Inc.                           $ 0.2129
 Principal Blue Chip Fund, Inc.                            0.3255
 Principal Capital Value Fund, Inc.                        0.9251
 Principal Growth Fund, Inc.                              22.0667
 Principal International Emerging Markets Fund, Inc.       0.0582
 Principal International Fund, Inc.                        0.7259
 Principal International SmallCap Fund, Inc.               1.7464
 Principal MidCap Fund, Inc.                              10.7497
 Principal SmallCap Fund, Inc.                             0.5878
 Principal Tax-Exempt Bond Fund, Inc.                      0.0493
 Principal Utilities Fund, Inc.                            3.6583




TAX-EXEMPT DIVIDENDS . Dividends from the Principal Tax-Exempt Bond Fund, Inc. were exempt from federal income taxation for non-corporate shareholders.



                                      239